AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 16, 2024

REGISTRATION NOS. 333-191476

811-22894

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 410	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 413	☒

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, Wisconsin 53212

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

(Name and Address of Agent for Service)

COPIES TO:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐	on _______________ pursuant to paragraph (b) of Rule 485; or
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐	on _______________ pursuant to paragraph (a)(1) of Rule 485; or
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐	on _______________ pursuant to paragraph (a)(2) of Rule 485; or
☐	on _______________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated May 16, 2024

PROSPECTUS

___________, 2024

Long Funds	Short Funds
Tradr 2X Long SPY Weekly ETF (Ticker: SPYB)	Tradr 2X Short SPY Weekly ETF (Ticker: WSPY)
Tradr 2X Long SPY Monthly ETF (Ticker: SPYM)	Tradr 2X Short SPY Monthly ETF (Ticker: MSPY)
Tradr 2X Long SPY Quarterly ETF (Ticker: SPYK)	Tradr 2X Short SPY Quarterly ETF (Ticker: QSPY)
Tradr 2X Long QQQ Weekly ETF (Ticker: QQQW)	Tradr 2X Short QQQ Weekly ETF(Ticker: WQQQ)
Tradr 2X Long QQQ Monthly ETF (Ticker: MQQQ)	Tradr 2X Short QQQ Monthly ETF(Ticker: DQQQ)
Tradr 2X Long QQQ Quarterly ETF(Ticker: QQQP)	Tradr 2X Short QQQ Quarterly ETF (Ticker: SQQ)
Tradr 2X Long SOXX Weekly ETF (Ticker: SOXW)	Tradr 2X Short SOXX Weekly ETF (Ticker: WSOX)
Tradr 2X Long SOXX Monthly ETF (Ticker: SOXM)	Tradr 2X Short SOXX Monthly ETF(Ticker: BSOX)
Tradr 2X Long SOXX Quarterly ETF(Ticker: SEMQ)	Tradr 2X Short SOXX Quarterly ETF(Ticker: QSOX)
Tradr 2X Long FXI Weekly ETF (Ticker: FXIW)
Tradr 2X Long FXI Monthly ETF (Ticker: FXIM)
Tradr 2X Long FXI Quarterly ETF (Ticker: FXIQ)
Tradr 2X Long IWM Weekly ETF (Ticker: IWMD)
Tradr 2X Long IWM Monthly ETF (Ticker: IWMM)
Tradr 2X Long IWM Quarterly ETF(Ticker: IWMQ)
Tradr 2X Long TLT Weekly ETF (Ticker: TLTA)
Tradr 2X Long TLT Monthly ETF(Ticker: MTLT)	Tradr 2X Short TLT Monthly ETF (Ticker: TLTM)
Tradr 2X Long TLT Quarterly ETF (Ticker: TLTQ)
Tradr 2X Long XLK Weekly ETF (Ticker: XLKW)
Tradr 2X Long XLK Monthly ETF (Ticker: XLKM)
Tradr 2X Long XLK Quarterly ETF (Ticker: XLKQ)
Tradr 2X Long XLF Weekly ETF (Ticker: XLFW)
Tradr 2X Long XLF Monthly ETF (Ticker: XLFM)
Tradr 2X Long XLF Quarterly ETF (Ticker: XLFQ)
Tradr 2X Long XBI Weekly ETF (Ticker: XBIW)
Tradr 2X Long XBI Monthly ETF (Ticker: XBIM)
Tradr 2X Long XBI Quarterly ETF (Ticker: XBIQ)
Tradr 2X Long IBIT Weekly ETF (Ticker: BITN)
Tradr 2X Long IBIT Monthly ETF (Ticker: BITM)
Tradr 2X Long IBIT Quarterly ETF (Ticker: BITP)
Tradr 2X Long NVDA Weekly ETF (Ticker: NVDW)	Tradr 2X Short NVDA Weekly ETF (Ticker: WNVD)
Tradr 2X Long NVDA Monthly ETF (Ticker: NVDM)	Tradr 2X Short NVDA Monthly ETF (Ticker: MNVD)
Tradr 2X Long NVDA Quarterly ETF (Ticker: NVDT)
Tradr 2X Long TSLA Weekly ETF (Ticker: TSLW)	Tradr 2X Short TSLA Weekly ETF (Ticker: WTSL)
Tradr 2X Long TSLA Monthly ETF (Ticker: TSLM)	Tradr 2X Short TSLA Monthly ETF (Ticker: TSLF)
Tradr 2X Long TSLA Quarterly ETF (Ticker: QTSL)

i

Each of the above funds (each a “Fund” and collectively the “Funds”), is a series of Investment Managers Series Trust II (the “Trust”), and each is listed and principally trades its shares on The NASDAQ Stock Market LLC (the “Exchange”). Shares of each Fund trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value per share.

Each fund with “Long” in its name attempts to provide investment results that correspond to two times the performance of the underlying security and are collectively referred to as the “Long Funds”. Each Fund with “Short” in its name attempts to provide investment results that correspond to two times the inverse performance of the underlying security and are collectively referred to as the “Short Funds.” Each Fund with “Weekly” in its name seeks to provide a return based on the performance of the underlying reference security for a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week. Each Fund with “Monthly” in its name seeks to provide a return based on the performance of the underlying reference security for a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month. Each Fund with “Quarterly” in its name seeks to provide a return based on the performance of the underlying reference security for a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

An investor who purchases shares on a day other than the last business day of a calendar week, calendar month, or calendar quarter, as applicable, will generally receive more, or less, than 200% (for a Long Fund) or -200% (for a Short Fund) exposures to the underlying reference security from that point until the end of the week, month, or quarter, as applicable. Each Fund seeks to provide actual exposure that is a function of the performance of the underlying reference security from the end of the prior calendar week, calendar month, or calendar quarter to an investor’s purchase date, as applicable. If a Fund’s shares are held for a period other than a calendar week, calendar month, or calendar quarter, the Fund’s performance is likely to deviate from 200% (for a Long Fund) or -200% (for a Short Fund) of the underlying security’s performance for the period the Fund is held. During periods of high volatility, a Fund may not perform as expected and a Fund may have losses when an investor may have expected gains if the Fund is held for a period that is different than that referred to in the Funds’ stated investment objectives.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:

(a)	understand the risks associated with the use of inverse strategies and leverage;

(b)	understand the consequences of seeking calendar week, calendar month and calendar quarter inverse and leveraged investment results;

(c)	for the Short Funds, understand the risk of shorting; and

(d)	intend to actively monitor and manage their investments.

Investors who do not understand the Funds, or do not intend to actively manage their Funds and monitor their investments, should not invest in the Funds.

There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

With respect to the Long Funds and Short Funds, the Funds’ investment advisor, AXS Investments, LLC, will not attempt to position any Fund’s portfolio to ensure that the Fund does not gain or lose more than a maximum percentage of its net asset value during the applicable period. As a consequence, if at the end of the relevant period, the price of a Fund’s underlying reference security has moved more than 50% from the beginning of the period in a direction adverse to the Fund, the Fund’s investors would lose all of their money.

Neither the U.S. Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Important Information About the Tradr 2X Long SPY Weekly ETF

The Tradr 2X Long SPY Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the SPDR® S&P 500® ETF Trust. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of the SPDR® S&P 500® ETF Trust for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of the SPDR® S&P 500® ETF Trust for that period. Longer holding periods and higher volatility of the SPDR® S&P 500® ETF Trust increase the impact of compounding on an investor’s returns. During periods of higher SPDR® S&P 500® ETF Trust volatility, the volatility of the SPDR® S&P 500® ETF Trust may affect the Fund’s return as much as, or more than, the return of the SPDR® S&P 500® ETF Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the SPDR® S&P 500® ETF Trust’s performance is flat, and it is possible that the Fund will lose money even if the SPDR® S&P 500® ETF Trust’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long SPY Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the common shares of the SPDR® S&P 500® ETF Trust The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the SPDR® S&P 500® ETF Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the SPDR® S&P 500® ETF Trust for a full calendar week, and not for any other period, by entering into one or more swaps on the SPDR® S&P 500® ETF Trust. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the SPDR® S&P 500® ETF Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the SPDR® S&P 500® ETF Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the SPDR® S&P 500® ETF Trust’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The SPDR® S&P® 500 ETF Trust is an index-based exchange traded fund that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measrue the performance of five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries.

The Fund has derived all disclosures contained in this document regarding the SPDR® S&P 500® ETF Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the SPDR® S&P 500® ETF Trust. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P 500® ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P 500® ETF Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P 500® ETF Trust could affect the value of the Fund’s investments with respect to the SPDR® S&P 500® ETF Trust and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the SPDR® S&P 500® ETF Trust.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the SPDR® S&P 500® ETF Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the SPDR® S&P 500® ETF Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the SPDR® S&P 500® ETF Trust. Because the Fund includes a multiplier of two times (200%) the SPDR® S&P 500® ETF Trust, a full calendar week movement in the SPDR® S&P 500® ETF Trust approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the SPDR® S&P 500® ETF Trust subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the SPDR® S&P 500® ETF Trust, even if the SPDR® S&P 500® ETF Trust maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the SPDR® S&P 500® ETF Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the SPDR® S&P 500® ETF Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the SPDR® S&P 500® ETF Trust volatility; (b) the SPDR® S&P 500® ETF Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance over a one-year period. Actual volatility, the SPDR® S&P 500® ETF Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the SPDR® S&P 500® ETF Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the SPDR® S&P 500® ETF Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the SPDR® S&P 500® ETF Trust provided no return over a one-year period during which the SPDR® S&P 500® ETF Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the SPDR® S&P 500® ETF Trust’s return is flat.  For instance, if the SPDR® S&P 500® ETF Trust’s annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative SPDR® S&P 500® ETF Trust’s return for the year was 0%.

The SPDR® S&P 500® ETF Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the SPDR® S&P 500® ETF Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the SPDR® S&P 500® ETF Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical SPDR® S&P 500® ETF Trust volatility and performance are not indications of what the SPDR® S&P 500® ETF Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the SPDR® S&P 500® ETF Trust may differ from the volatility of the SPDR® S&P 500® ETF Trust.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar week until the time of investment by the investor. If the SPDR® S&P 500® ETF Trust gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the SPDR® S&P 500® ETF Trust loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the SPDR® S&P 500® ETF Trust, depending upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the SPDR® S&P 500® ETF Trust experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the SPDR® S&P 500® ETF Trust during such calendar week.

In order to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the SPDR® S&P 500® ETF Trust may prevent the Fund from achieving a high degree of correlation with the SPDR® S&P 500® ETF Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the SPDR® S&P 500® ETF Trust’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the SPDR® S&P 500® ETF Trust is volatile, particularly when the SPDR® S&P 500® ETF Trust is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the SPDR® S&P 500® ETF Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the SPDR® S&P 500® ETF Trust. Any of these factors could decrease correlation between the performance of the Fund and the SPDR® S&P 500® ETF Trust and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the SPDR® S&P 500® ETF Trust that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Trading Halt Risk. Shares of the SPDR® S&P 500® ETF Trust are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the SPDR® S&P 500® ETF Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the SPDR® S&P 500® ETF Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the SPDR® S&P 500® ETF Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the SPDR® S&P 500® ETF Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the SPDR® S&P 500® ETF Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the SPDR® S&P 500® ETF Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the SPDR® S&P 500® ETF Trust.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the SPDR® S&P 500® ETF Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [            , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long SPY Weekly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[              ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Important Information About the Tradr 2X Short SPY Weekly ETF

The Tradr 2X Short SPY Weekly ETF (the “Fund”) seeks calendar week inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar week performance of the SPDR® S&P 500® ETF Trust. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be -200% of the performance of the SPDR® S&P 500® ETF Trust for the period. The return of the Fund for a period longer than a calendar week will be the result of each calendar week’s compounded return over the period, which will very likely differ from -200% of the return of the SPDR® S&P 500® ETF Trust for that period. Longer holding periods and higher volatility of the SPDR® S&P 500® ETF Trust increase the impact of compounding on an investor’s returns. During periods of higher SPDR® S&P 500® ETF Trust volatility, the volatility of the SPDR® S&P 500® ETF Trust may affect the Fund’s return as much as, or more than, the return of the SPDR® S&P 500® ETF Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the SPDR® S&P 500® ETF Trust’s performance is flat, and it is possible that the Fund will lose money even if the SPDR® S&P 500® ETF Trust’s performance decreases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Short SPY Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar week performance of the SPDR® S&P 500® ETF Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.% for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed [ ]%. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar week performance of the SPDR® S&P 500® ETF Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, -200% performance of the SPDR® S&P 500® ETF Trust for a full calendar week, and not for any other period, by entering into one or more swaps on the SPDR® S&P 500® ETF Trust. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the SPDR® S&P 500® ETF Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the SPDR® S&P 500® ETF Trust. The Adviser attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the SPDR® S&P 500® ETF Trust’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

The SPDR® S&P® 500 ETF Trust is an index-based exchange traded fund that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measrue the performance of five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries.

The Fund has derived all disclosures contained in this document regarding the SPDR® S&P 500® ETF Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the SPDR® S&P 500® ETF Trust. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P 500® ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P 500® ETF Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P 500® ETF Trust could affect the value of the Fund’s investments with respect to the SPDR® S&P 500® ETF Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the SPDR® S&P 500® ETF Trust.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the SPDR® S&P 500® ETF Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the SPDR® S&P 500® ETF Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from -200% of the calendar week return of the SPDR® S&P 500® ETF Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance weekly. This effect becomes more pronounced as the SPDR® S&P 500® ETF Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the SPDR® S&P 500® ETF Trust volatility; (b) the SPDR® S&P 500® ETF Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance over a one-year period. Actual volatility, the SPDR® S&P 500® ETF Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the SPDR® S&P 500® ETF Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the SPDR® S&P 500® ETF Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	23171.1%	18519.9%	12049.8%	4977.2%	1244.7%	77.9%	-94.6%
-90	180	6983.2%	5982.1%	3462.0%	1309.9%	240.1%	-62.4%	-99.4%
-80	160	1958.6%	1652.1%	893.6%	270.4%	-19.6%	-92.8%	-100.0%
-70	140	876.9%	726.8%	359.4%	64.8%	-66.6%	-97.4%	-100.0%
-60	120	469.6%	261.3%	162.8%	-8.4%	-82.3%	-98.8%	-100.0%
-50	100	272.5%	212.9%	69.2%	-42.3%	-89.3%	-99.3%	-100.0%
-40	80	162.2%	119.7%	17.6%	-60.7%	-93.0%	-99.6%	-100.0%
-30	60	94.3%	62.4%	-13.9%	-71.7%	-95.1%	-99.7%	-100.0%
-20	40	49.5%	24.7%	-34.4%	-78.8%	-96.4%	-99.8%	-100.0%
-10	20	18.5%	-1.4%	-48.5%	-83.5%	-97.3%	-99.9%	-100.0%
0	0	-3.9%	-20.2%	-58.5%	-86.9%	-97.9%	-99.9%	-100.0%
10	-20	-20.6%	-34.1%	-66.0%	-89.4%	-98.3%	-99.9%	-100.0%
20	-40	-33.4%	-44.8%	-71.7%	-91.3%	-98.7%	-99.9%	-100.0%
30	-60	-43.3%	-53.1%	-76.0%	-92.7%	-98.9%	-100.0%	-100.0%
40	-80	-51.2%	-59.7%	-79.5%	-93.8%	-99.1%	-100.0%	-100.0%
50	-100	-57.6%	-65.0%	-82.3%	-94.7%	-99.2%	-100.0%	-100.0%
60	-120	-62.9%	-69.4%	-84.6%	-95.4%	-99.3%	-100.0%	-100.0%
70	-140	-67.2%	-73.0%	-86.5%	-96.0%	-99.4%	-100.0%	-100.0%
80	-160	-70.9%	-76.1%	-88.0%	-96.5%	-99.5%	-100.0%	-100.0%
90	-180	-74.0%	-78.6%	-89.3%	-96.9%	-99.6%	-100.0%	-100.0%
100	-200	-76.6%	-80.8%	-90.5%	-97.2%	-99.6%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.2% if the SPDR® S&P 500® ETF Trust provided no return over a one-year period during which the SPDR® S&P 500® ETF Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the SPDR® S&P 500® ETF Trust’s return is flat.  For instance, if the SPDR® S&P 500® ETF Trust’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative SPDR® S&P 500® ETF Trust’s return for the year was 0%.

The SPDR® S&P 500® ETF Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. The SPDR® S&P 500® ETF Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the SPDR® S&P 500® ETF Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical SPDR® S&P 500® ETF Trust volatility and performance are not indications of what the SPDR® S&P 500® ETF Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the SPDR® S&P 500® ETF Trust may differ from the volatility of the SPDR® S&P 500® ETF Trust.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Intra-Calendar Week Investment Risk. The Fund seeks calendar week inverse investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar week until the time of investment by the investor. If the SPDR® S&P 500® ETF Trust gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the SPDR® S&P 500® ETF Trust loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than -200% inverse investment exposure to the SPDR® S&P 500® ETF Trust, depending upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the SPDR® S&P 500® ETF Trust experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the SPDR® S&P 500® ETF Trust during such calendar week.

In order to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the SPDR® S&P 500® ETF Trust may prevent the Fund from achieving a high degree of correlation with the SPDR® S&P 500® ETF Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the SPDR® S&P 500® ETF Trust’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar week or at the end of the week and the likelihood of being materially under- or overexposed is higher on weeks when the SPDR® S&P 500® ETF Trust is volatile, particularly when the SPDR® S&P 500® ETF Trust is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the SPDR® S&P 500® ETF Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the weekly performance of the Fund and changes in the performance of the SPDR® S&P 500® ETF Trust. Any of these factors could decrease correlation between the performance of the Fund and the SPDR® S&P 500® ETF Trust and may hinder the Fund’s ability to meet its weekly investment objective during around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the SPDR® S&P 500® ETF Trust that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Trading Halt Risk. Shares of the SPDR® S&P 500® ETF Trust are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the SPDR® S&P 500® ETF Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the SPDR® S&P 500® ETF Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the SPDR® S&P 500® ETF Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the SPDR® S&P 500® ETF Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the SPDR® S&P 500® ETF Trust rises, which is the opposite result from that of traditional funds. A calendar week or intra-week increase in the performance of the SPDR® S&P 500® ETF Trust may result in the total loss or almost total loss of an investor’s investment, even if the SPDR® S&P 500® ETF Trust subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. The SPDR® S&P 500® ETF Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the SPDR® S&P 500® ETF Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the SPDR® S&P 500® ETF Trust.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the SPDR® S&P 500® ETF Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [          , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Short SPY Weekly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[        ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Important Information About the Tradr 2X Long SPY Monthly ETF

The Tradr 2X Long SPY Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of the SPDR® S&P 500® ETF Trust. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the SPDR® S&P 500® ETF Trust for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the SPDR® S&P 500® ETF Trust for that period. Longer holding periods and higher volatility of the SPDR® S&P 500® ETF Trust increase the impact of compounding on an investor’s returns. During periods of higher SPDR® S&P 500® ETF Trust volatility, the volatility of the SPDR® S&P 500® ETF Trust may affect the Fund’s return as much as, or more than, the return of the SPDR® S&P 500® ETF Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the SPDR® S&P 500® ETF Trust’s performance is flat, and it is possible that the Fund will lose money even if the SPDR® S&P 500® ETF Trust’s performance increases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Long SPY Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the SPDR® S&P 500® ETF Trust The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [_____, 2025].

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the SPDR® S&P 500® ETF Trust for a full calendar month, and not for any other period, by entering into one or more swaps on the SPDR® S&P 500® ETF Trust. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the SPDR® S&P 500® ETF Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the SPDR® S&P 500® ETF Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the SPDR® S&P 500® ETF Trust’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The SPDR® S&P® 500 ETF Trust is an index-based exchange traded fund that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measrue the performance of five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries.

The Fund has derived all disclosures contained in this document regarding the SPDR® S&P 500® ETF Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the SPDR® S&P 500® ETF Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P 500® ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P 500® ETF Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P 500® ETF Trust could affect the value of the Fund’s investments with respect to the SPDR® S&P 500® ETF Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the SPDR® S&P 500® ETF Trust.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the SPDR® S&P 500® ETF Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the SPDR® S&P 500® ETF Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the SPDR® S&P 500® ETF Trust. Because the Fund includes a multiplier of two times (200%) the SPDR® S&P 500® ETF Trust, a full calendar month movement in the SPDR® S&P 500® ETF Trust approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the SPDR® S&P 500® ETF Trust subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the SPDR® S&P 500® ETF Trust, even if the SPDR® S&P 500® ETF Trust maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the SPDR® S&P 500® ETF Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the SPDR® S&P 500® ETF Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the SPDR® S&P 500® ETF Trust volatility; (b) the SPDR® S&P 500® ETF Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance over a one-year period. Actual volatility, the SPDR® S&P 500® ETF Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the SPDR® S&P 500® ETF Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the SPDR® S&P 500® ETF Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the SPDR® S&P 500® ETF Trust provided no return over a one-year period during which the SPDR® S&P 500® ETF Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the SPDR® S&P 500® ETF Trust’s return is flat.  For instance, if the SPDR® S&P 500® ETF Trust’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative SPDR® S&P 500® ETF Trust’s return for the year was 0%.

The SPDR® S&P 500® ETF Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the SPDR® S&P 500® ETF Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the SPDR® S&P 500® ETF Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical SPDR® S&P 500® ETF Trust volatility and performance are not indications of what the SPDR® S&P 500® ETF Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the SPDR® S&P 500® ETF Trust may differ from the volatility of the SPDR® S&P 500® ETF Trust.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar month until the time of investment by the investor. If the SPDR® S&P 500® ETF Trust gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the SPDR® S&P 500® ETF Trust loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the SPDR® S&P 500® ETF Trust, depending upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the SPDR® S&P 500® ETF Trust experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the SPDR® S&P 500® ETF Trust during such calendar month.

In order to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the SPDR® S&P 500® ETF Trust may prevent the Fund from achieving a high degree of correlation with the SPDR® S&P 500® ETF Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the SPDR® S&P 500® ETF Trust’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the SPDR® S&P 500® ETF Trust is volatile, particularly when the SPDR® S&P 500® ETF Trust is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the SPDR® S&P 500® ETF Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the SPDR® S&P 500® ETF Trust. Any of these factors could decrease correlation between the performance of the Fund and the SPDR® S&P 500® ETF Trust and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the SPDR® S&P 500® ETF Trust that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Trading Halt Risk. Shares of the SPDR® S&P 500® ETF Trust are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the SPDR® S&P 500® ETF Trust ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the SPDR® S&P 500® ETF Trust ’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the SPDR® S&P 500® ETF Trust ’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the SPDR® S&P 500® ETF Trust ’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the SPDR® S&P 500® ETF Trust ’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the SPDR® S&P 500® ETF Trust ’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The SPDR® S&P 500® ETF Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the SPDR® S&P 500® ETF Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the SPDR® S&P 500® ETF Trust.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the SPDR® S&P 500® ETF Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [ , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long SPY Monthly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[        ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Important Information About the Tradr 2X Short SPY Monthly ETF

The Tradr 2X Short SPY Monthly ETF (the “Fund”) seeks calendar month inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar month performance of the common shares of the SPDR® S&P 500® ETF Trust. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be -200% of the performance of the SPDR® S&P 500® ETF Trust for the period. The return of the Fund for a period longer than a calendar month will be the result of each calendar month’s compounded return over the period, which will very likely differ from -200% of the return of the SPDR® S&P 500® ETF Trust for that period. Longer holding periods and higher volatility of the SPDR® S&P 500® ETF Trust increase the impact of compounding on an investor’s returns. During periods of higher SPDR® S&P 500® ETF Trust volatility, the volatility of the SPDR® S&P 500® ETF Trust may affect the Fund’s return as much as, or more than, the return of the SPDR® S&P 500® ETF Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the SPDR® S&P 500® ETF Trust’s performance is flat, and it is possible that the Fund will lose money even if the SPDR® S&P 500® ETF Trust’s performance decreases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Short SPY Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar month performance of the SPDR® S&P 500® ETF Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [0.%] for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar month performance of the SPDR® S&P 500® ETF Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, -200% performance of the SPDR® S&P 500® ETF Trust for a full calendar month, and not for any other period, by entering into one or more swaps on the SPDR® S&P 500® ETF Trust. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the SPDR® S&P 500® ETF Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the SPDR® S&P 500® ETF Trust. The Adviser attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the SPDR® S&P 500® ETF Trust’s monthly returns, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

The SPDR® S&P® 500 ETF Trust is an index-based exchange traded fund that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measrue the performance of five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries.

The Fund has derived all disclosures contained in this document regarding the SPDR® S&P 500® ETF Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the SPDR® S&P 500® ETF Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P 500® ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P 500® ETF Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P 500® ETF Trust could affect the value of the Fund’s investments with respect to the SPDR® S&P 500® ETF Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the SPDR® S&P 500® ETF Trust.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the SPDR® S&P 500® ETF Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the SPDR® S&P 500® ETF Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from -200% of the calendar month return of the SPDR® S&P 500® ETF Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance monthly. This effect becomes more pronounced as the SPDR® S&P 500® ETF Trust volatility and holding periods increase. Fund performance for a period longer than a calendar month can be estimated given any set of assumptions for the following factors: (a) the SPDR® S&P 500® ETF Trust volatility; (b) the SPDR® S&P 500® ETF Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance over a one-year period. Actual volatility, the SPDR® S&P 500® ETF Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the SPDR® S&P 500® ETF Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the SPDR® S&P 500® ETF Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	7953.1%	7412.8%	5674.1%	3234.7%	681.4%	-100.0%	-100.0%
-90	180	3512.8%	3222.7%	2302.8%	1063.0%	-100.0%	-100.0%	-100.0%
-80	160	1350.6%	1208.7%	768.0%	206.9%	-100.0%	-100.0%	-100.0%
-70	140	699.8%	611.2%	340.2%	10.3%	-100.0%	-100.0%	-100.0%
-60	120	407.7%	346.0%	159.7%	-58.4%	-100.0%	-100.0%	-100.0%
-50	100	249.7%	203.9%	67.1%	-87.3%	-100.0%	-100.0%	-100.0%
-40	80	154.2%	118.7%	13.9%	-100.0%	-100.0%	-100.0%	-100.0%
-30	60	92.1%	63.7%	-19.1%	-100.0%	-100.0%	-100.0%	-99.5%
-20	40	49.4%	26.2%	-40.8%	-100.0%	-100.0%	-100.0%	-100.0%
-10	20	18.8%	-0.5%	-55.7%	-100.0%	-100.0%	-100.0%	-100.0%
0	0	-3.7%	-20.0%	-66.1%	-100.0%	-100.0%	-100.0%	-100.0%
10	-20	-20.8%	-34.7%	-73.8%	-100.0%	-100.0%	-100.0%	-100.0%
20	-40	-34.0%	-46.0%	-79.4%	-100.0%	-100.0%	-100.0%	-100.0%
30	-60	-44.4%	-54.8%	-83.7%	-100.0%	-100.0%	-100.0%	-100.0%
40	-80	-52.7%	-61.9%	-87.0%	-100.0%	-100.0%	-100.0%	-100.0%
50	-100	-59.4%	-67.5%	-89.5%	-100.0%	-100.0%	-100.0%	-100.0%
60	-120	-65.0%	-72.2%	-91.5%	-100.0%	-100.0%	-100.0%	-100.0%
70	-140	-69.5%	-76.0%	-93.1%	-100.0%	-100.0%	-100.0%	-100.0%
80	-160	-73.4%	-79.1%	-94.3%	-100.0%	-100.0%	-100.0%	-100.0%
90	-180	-76.6%	-81.8%	-95.4%	-100.0%	-100.0%	-100.0%	-100.0%
100	-200	-79.3%	-84.0%	-96.2%	-100.0%	-100.0%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.0% if the SPDR® S&P 500® ETF Trust provided no return over a one-year period during which the SPDR® S&P 500® ETF Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the SPDR® S&P 500® ETF Trust’s return is flat.  For instance, if the SPDR® S&P 500® ETF Trust’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative SPDR® S&P 500® ETF Trust’s return for the year was 0%.

The SPDR® S&P 500® ETF Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. The SPDR® S&P 500® ETF Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. The SPDR® S&P 500® ETF Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical SPDR® S&P 500® ETF Trust volatility and performance are not indications of what the SPDR® S&P 500® ETF Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the SPDR® S&P 500® ETF Trust may differ from the volatility of the SPDR® S&P 500® ETF Trust.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Intra-Calendar Month Investment Risk. The Fund seeks calendar month inverse investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar month until the time of investment by the investor. If the SPDR® S&P 500® ETF Trust gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the SPDR® S&P 500® ETF Trust loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than -200% inverse investment exposure to the SPDR® S&P 500® ETF Trust, depending upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the SPDR® S&P 500® ETF Trust experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the SPDR® S&P 500® ETF Trust during such calendar month.

In order to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the SPDR® S&P 500® ETF Trust may prevent the Fund from achieving a high degree of correlation with the SPDR® S&P 500® ETF Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the SPDR® S&P 500® ETF Trust’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar month or at the end of the month and the likelihood of being materially under- or overexposed is higher on months when the SPDR® S&P 500® ETF Trust is volatile, particularly when the SPDR® S&P 500® ETF Trust is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the SPDR® S&P 500® ETF Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the monthly performance of the Fund and changes in the performance of the SPDR® S&P 500® ETF Trust. Any of these factors could decrease correlation between the performance of the Fund and the SPDR® S&P 500® ETF Trust and may hinder the Fund’s ability to meet its monthly investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the SPDR® S&P 500® ETF Trust that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the SPDR® S&P 500® ETF Trust are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the SPDR® S&P 500® ETF Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the SPDR® S&P 500® ETF Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the SPDR® S&P 500® ETF Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the SPDR® S&P 500® ETF Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the SPDR® S&P 500® ETF Trust rises, which is the opposite result from that of traditional funds. A calendar month or intra-month increase in the performance of the SPDR® S&P 500® ETF Trust may result in the total loss or almost total loss of an investor’s investment, even if the SPDR® S&P 500® ETF Trust subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. The SPDR® S&P 500® ETF Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the SPDR® S&P 500® ETF Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the SPDR® S&P 500® ETF Trust.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the SPDR® S&P 500® ETF Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [               , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Short SPY Monthly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[           ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Important Information About the Tradr 2X Long SPY Quarterly ETF

The Tradr 2X Long SPY Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the SPDR® S&P 500® ETF Trust. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the SPDR® S&P 500® ETF Trust for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the SPDR® S&P 500® ETF Trust for that period. Longer holding periods and higher volatility of the SPDR® S&P 500® ETF Trust increase the impact of compounding on an investor’s returns. During periods of higher SPDR® S&P 500® ETF Trust volatility, the volatility of the SPDR® S&P 500® ETF Trust may affect the Fund’s return as much as, or more than, the return of the SPDR® S&P 500® ETF Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the SPDR® S&P 500® ETF Trust’s performance is flat, and it is possible that the Fund will lose money even if the SPDR® S&P 500® ETF Trust’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long SPY Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the SPDR® S&P 500® ETF Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the SPDR® S&P 500® ETF Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the SPDR® S&P 500® ETF Trust for a full calendar quarter, and not for any other period, by entering into one or more swaps on the SPDR® S&P 500® ETF Trust. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the SPDR® S&P 500® ETF Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the SPDR® S&P 500® ETF Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the SPDR® S&P 500® ETF Trust’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

The SPDR® S&P® 500 ETF Trust is an index-based exchange traded fund that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measrue the performance of five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries.

The Fund has derived all disclosures contained in this document regarding the SPDR® S&P 500® ETF Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the SPDR® S&P 500® ETF Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P 500® ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P 500® ETF Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P 500® ETF Trust could affect the value of the Fund’s investments with respect to the SPDR® S&P 500® ETF Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the SPDR® S&P 500® ETF Trust.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the SPDR® S&P 500® ETF Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the SPDR® S&P 500® ETF Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the SPDR® S&P 500® ETF Trust. Because the Fund includes a multiplier of two times (200%) the SPDR® S&P 500® ETF Trust, a full calendar quarter movement in the SPDR® S&P 500® ETF Trust approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the SPDR® S&P 500® ETF Trust subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the SPDR® S&P 500® ETF Trust, even if the SPDR® S&P 500® ETF Trust maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the SPDR® S&P 500® ETF Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the SPDR® S&P 500® ETF Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the SPDR® S&P 500® ETF Trust volatility; (b) the SPDR® S&P 500® ETF Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance over a one-year period. Actual volatility, the SPDR® S&P 500® ETF Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the SPDR® S&P 500® ETF Trust and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the SPDR® S&P 500® ETF Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the SPDR® S&P 500® ETF Trust provided no return over a one-year period during which the SPDR® S&P 500® ETF Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the SPDR® S&P 500® ETF Trust’s return is flat.  For instance, if the SPDR® S&P 500® ETF Trust’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative SPDR® S&P 500® ETF Trust’s return for the year was 0%.

The SPDR® S&P 500® ETF Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. The SPDR® S&P 500® ETF Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. The SPDR® S&P 500® ETF Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical SPDR® S&P 500® ETF Trust volatility and performance are not indications of what the SPDR® S&P 500® ETF Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the SPDR® S&P 500® ETF Trust may differ from the volatility of the SPDR® S&P 500® ETF Trust.

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar quarter until the time of investment by the investor. If the SPDR® S&P 500® ETF Trust gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the SPDR® S&P 500® ETF Trust loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the SPDR® S&P 500® ETF Trust, depending upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the SPDR® S&P 500® ETF Trust experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the SPDR® S&P 500® ETF Trust during such calendar quarter.

In order to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the SPDR® S&P 500® ETF Trust may prevent the Fund from achieving a high degree of correlation with the SPDR® S&P 500® ETF Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the SPDR® S&P 500® ETF Trust’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the SPDR® S&P 500® ETF Trust is volatile, particularly when the SPDR® S&P 500® ETF Trust is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the SPDR® S&P 500® ETF Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the SPDR® S&P 500® ETF Trust. Any of these factors could decrease correlation between the performance of the Fund and the SPDR® S&P 500® ETF Trust and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the SPDR® S&P 500® ETF Trust that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the SPDR® S&P 500® ETF Trust are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the SPDR® S&P 500® ETF Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the SPDR® S&P 500® ETF Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the SPDR® S&P 500® ETF Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the SPDR® S&P 500® ETF Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the SPDR® S&P 500® ETF Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the SPDR® S&P 500® ETF Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the SPDR® S&P 500® ETF Trust.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the SPDR® S&P 500® ETF Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [               , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[         ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

SUMMARY SECTION – Tradr 2X Long SPY Quarterly ETF

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

Important Information About the Tradr 2X Short SPY Quarterly ETF

The Tradr 2X Short SPY Quarterly ETF (the “Fund”) seeks calendar quarter inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar quarter performance of the common shares of the SPDR® S&P 500® ETF Trust. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be -200% of the performance of the SPDR® S&P 500® ETF Trust for the period. The return of the Fund for a period longer than a calendar quarter will be the result of each calendar quarter’s compounded return over the period, which will very likely differ from -200% of the return of the SPDR® S&P 500® ETF Trust for that period. Longer holding periods and higher volatility of the SPDR® S&P 500® ETF Trust increase the impact of compounding on an investor’s returns. During periods of higher SPDR® S&P 500® ETF Trust volatility, the volatility of the SPDR® S&P 500® ETF Trust may affect the Fund’s return as much as, or more than, the return of the SPDR® S&P 500® ETF Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the SPDR® S&P 500® ETF Trust’s performance is flat, and it is possible that the Fund will lose money even if the SPDR® S&P 500® ETF Trust’s performance decreases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Short SPY Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar quarter performance of the SPDR® S&P 500® ETF Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [0.%] for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar quarter performance of the SPDR® S&P 500® ETF Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, -200% performance of the SPDR® S&P 500® ETF Trust for a full calendar quarter, and not for any other period, by entering into one or more swaps on the SPDR® S&P 500® ETF Trust. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the SPDR® S&P 500® ETF Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the SPDR® S&P 500® ETF Trust. The Adviser attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the SPDR® S&P 500® ETF Trust’s quarterly returns, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

The SPDR® S&P® 500 ETF Trust is an index-based exchange traded fund that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measrue the performance of five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries.

The Fund has derived all disclosures contained in this document regarding the SPDR® S&P 500® ETF Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the SPDR® S&P 500® ETF Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P 500® ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P 500® ETF Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P 500® ETF Trust could affect the value of the Fund’s investments with respect to the SPDR® S&P 500® ETF Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the SPDR® S&P 500® ETF Trust.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the SPDR® S&P 500® ETF Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the SPDR® S&P 500® ETF Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from -200% of the calendar quarter return of the SPDR® S&P 500® ETF Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance quarterly. This effect becomes more pronounced as the SPDR® S&P 500® ETF Trust volatility and holding periods increase. Fund performance for a period longer than a calendar quarter can be estimated given any set of assumptions for the following factors: (a) the SPDR® S&P 500® ETF Trust volatility; (b) the SPDR® S&P 500® ETF Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance over a one-year period. Actual volatility, the SPDR® S&P 500® ETF Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the SPDR® S&P 500® ETF Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the SPDR® S&P 500® ETF Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	1684.2%	1661.2%	1591.2%	1487.6%	1357.5%	1205.9%	1040.3%
-90	180	1137.5%	1115.4%	1048.3%	950.6%	830.3%	693.8%	549.5%
-80	160	662.5%	642.5%	582.7%	497.7%	396.5%	286.7%	177.5%
-70	140	431.2%	413.3%	360.0%	285.9%	200.5%	111.9%	29.4%
-60	120	292.0%	275.7%	228.1%	163.3%	91.1%	19.7%	-41.8%
-50	100	199.1%	184.4%	141.7%	85.0%	23.9%	-33.3%	-77.6%
-40	80	133.4%	120.0%	81.7%	32.0%	-19.6%	-64.7%	-95.0%
-30	60	85.0%	72.8%	38.4%	-5.2%	-48.5%	-83.3%	-100.0%
-20	40	48.3%	37.2%	6.2%	-31.9%	-67.9%	-94.0%	-100.0%
-10	20	19.9%	9.8%	-18.0%	-51.3%	-81.0%	-99.4%	-99.8%
0	0	-2.4%	-11.6%	-36.6%	-65.5%	-89.6%	-100.0%	-95.0%
10	-20	-20.2%	-28.6%	-51.1%	-76.0%	-95.1%	-100.0%	-89.2%
20	-40	-34.5%	-42.2%	-62.3%	-83.7%	-98.5%	-99.9%	-82.9%
30	-60	-46.1%	-53.1%	-71.1%	-89.3%	-100.0%	-97.5%	-76.7%
40	-80	-55.6%	-62.0%	-78.0%	-93.4%	-100.0%	-94.6%	-70.7%
50	-100	-63.4%	-69.2%	-83.4%	-96.2%	-100.0%	-91.4%	-65.2%
60	-120	-69.8%	-75.1%	-87.6%	-98.1%	-100.0%	-88.2%	-60.3%
70	-140	-75.1%	-79.9%	-90.9%	-99.3%	-98.9%	-85.1%	-56.0%
80	-160	-79.5%	-83.8%	-93.5%	-100.0%	-97.6%	-82.1%	-52.5%
90	-180	-83.2%	-87.0%	-95.5%	-100.0%	-96.2%	-79.5%	-49.7%
100	-200	-86.2%	-89.7%	-96.9%	-100.0%	-94.7%	-77.1%	-47.7%

The foregoing table is intended to isolate the effect of the SPDR® S&P 500® ETF Trust volatility and the SPDR® S&P 500® ETF Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 11.6% if the SPDR® S&P 500® ETF Trust provided no return over a one-year period during which the SPDR® S&P 500® ETF Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the SPDR® S&P 500® ETF Trust’s return is flat.  For instance, if the SPDR® S&P 500® ETF Trust’s annualized volatility is 150%, the Fund would be expected to lose 95.0% of its value, even if the cumulative SPDR® S&P 500® ETF Trust’s return for the year was 0%.

The SPDR® S&P 500® ETF Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the SPDR® S&P 500® ETF Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the SPDR® S&P 500® ETF Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical SPDR® S&P 500® ETF Trust volatility and performance are not indications of what the SPDR® S&P 500® ETF Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the SPDR® S&P 500® ETF Trust may differ from the volatility of the SPDR® S&P 500® ETF Trust.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter inverse investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar quarter until the time of investment by the investor. If the SPDR® S&P 500® ETF Trust gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the SPDR® S&P 500® ETF Trust loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than -200% inverse investment exposure to the SPDR® S&P 500® ETF Trust, depending upon the movement of the SPDR® S&P 500® ETF Trust from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the SPDR® S&P 500® ETF Trust experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the SPDR® S&P 500® ETF Trust during such calendar quarter.

In order to achieve a high degree of correlation with the SPDR® S&P 500® ETF Trust, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the SPDR® S&P 500® ETF Trust may prevent the Fund from achieving a high degree of correlation with the SPDR® S&P 500® ETF Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the SPDR® S&P 500® ETF Trust’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar quarter or at the end of the quarter and the likelihood of being materially under- or overexposed is higher on quarters when the SPDR® S&P 500® ETF Trust is volatile, particularly when the SPDR® S&P 500® ETF Trust is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the SPDR® S&P 500® ETF Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the SPDR® S&P 500® ETF Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the quarterly performance of the Fund and changes in the performance of the SPDR® S&P 500® ETF Trust. Any of these factors could decrease correlation between the performance of the Fund and the SPDR® S&P 500® ETF Trust and may hinder the Fund’s ability to meet its quarterly investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the SPDR® S&P 500® ETF Trust that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

Trading Halt Risk. Shares of the SPDR® S&P 500® ETF Trust are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the SPDR® S&P 500® ETF Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the SPDR® S&P 500® ETF Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the SPDR® S&P 500® ETF Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the SPDR® S&P 500® ETF Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the SPDR® S&P 500® ETF Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the SPDR® S&P 500® ETF Trust rises, which is the opposite result from that of traditional funds. A calendar quarter or intra-quarter increase in the performance of the SPDR® S&P 500® ETF Trust may result in the total loss or almost total loss of an investor’s investment, even if the SPDR® S&P 500® ETF Trust subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. the SPDR® S&P 500® ETF Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the SPDR® S&P 500® ETF Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the SPDR® S&P 500® ETF Trust.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the SPDR® S&P 500® ETF Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [ , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Short SPY Quarterly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[         ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Important Information About the Tradr 2X Long QQQ Weekly ETF

The Tradr 2X Long QQQ Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the Invesco QQQ TrustSM, Series 1 (the “Invesco QQQ Trust”). The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of Invesco QQQ Trust for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of Invesco QQQ Trust for that period. Longer holding periods and higher volatility of Invesco QQQ Trust increase the impact of compounding on an investor’s returns. During periods of higher Invesco QQQ Trust volatility, the volatility of Invesco QQQ Trust may affect the Fund’s return as much as, or more than, the return of Invesco QQQ Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the Invesco QQQ Trust’s performance is flat, and it is possible that the Fund will lose money even if the Invesco QQQ Trust’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long QQQ Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the Invesco QQQ Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the Invesco QQQ Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the Invesco QQQ Trust for a full calendar week, and not for any other period, by entering into one or more swaps on the Invesco QQQ Trust. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Invesco QQQ Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Invesco QQQ Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Invesco QQQ Trust’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Invesco QQQ Trust is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the average performance of securities issued by 100 of the largest U.S. and international non-financial companies listed on the Nasdaq Stock Market LLC.  The Invesco QQQ Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the underlying index.

The Fund has derived all disclosures contained in this document regarding the Invesco QQQ Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Invesco QQQ Trust. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Invesco QQQ Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Invesco QQQ Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Invesco QQQ Trust could affect the value of the Fund’s investments with respect to the Invesco QQQ Trust and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the Invesco QQQ Trust.

THE TRADR 2X LONG QQQ WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE INVESCO QQQ TRUSTSM, OR INVESCO CAPITAL MANAGEMENT LLC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Invesco QQQ Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Invesco QQQ Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Invesco QQQ Trust. Because the Fund includes a multiplier of two times (200%) the Invesco QQQ Trust, a full calendar week movement in the Invesco QQQ Trust approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Invesco QQQ Trust subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the Invesco QQQ Trust, even if the Invesco QQQ Trust maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the Invesco QQQ Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the Invesco QQQ Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the Invesco QQQ Trust volatility; (b) the Invesco QQQ Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance over a one-year period. Actual volatility, the Invesco QQQ Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the Invesco QQQ Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the Invesco QQQ Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the Invesco QQQ Trust. volatility and the Invesco QQQ Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the Invesco QQQ Trust provided no return over a one-year period during which the Invesco QQQ Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Invesco QQQ Trust’s return is flat.  For instance, if the Invesco QQQ Trust’s annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative Invesco QQQ Trust’s return for the year was 0%.

The Invesco QQQ Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the Invesco QQQ Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the Invesco QQQ Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical Invesco QQQ Trust volatility and performance are not indications of what the Invesco QQQ Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Invesco QQQ Trust may differ from the volatility of the Invesco QQQ Trust.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the Invesco QQQ Trust from the end of the prior calendar week until the time of investment by the investor. If the Invesco QQQ Trust gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Invesco QQQ Trust loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the Invesco QQQ Trust, depending upon the movement of the Invesco QQQ Trust from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the Invesco QQQ Trust experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Invesco QQQ Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Invesco QQQ Trust during such calendar week.

In order to achieve a high degree of correlation with the Invesco QQQ Trust, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Invesco QQQ Trust may prevent the Fund from achieving a high degree of correlation with the Invesco QQQ Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Invesco QQQ Trust’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the Invesco QQQ Trust is volatile, particularly when the Invesco QQQ Trust is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the Invesco QQQ Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Invesco QQQ Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Invesco QQQ Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the Invesco QQQ Trust. Any of these factors could decrease correlation between the performance of the Fund and the Invesco QQQ Trust and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Invesco QQQ Trust that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

Trading Halt Risk. Shares of the Invesco QQQ Trust and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Invesco QQQ Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Invesco QQQ Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Invesco QQQ Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Invesco QQQ Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Invesco QQQ Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Invesco QQQ Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the Invesco QQQ Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Invesco QQQ Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the Invesco QQQ Trust.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated. A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Technology Sector Risk: The Invesco QQQ Trust invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Invesco QQQ Trust’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Foreign Securities Risk. The Invesco QQQ Trust may invest in foreign securities. Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Emerging Market Securities Risk. The Invesco QQQ Trust may invest in securities in emerging markets. Investments in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Invesco QQQ Trust is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Risks Associated with China. Invesco QQQ Trust may invest in companies located or operating in trad. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Invesco QQQ Trust invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Invesco QQQ Trust. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the Invesco QQQ Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [_____2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long QQQ Weekly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[    ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Important Information About the Tradr 2X Short QQQ Weekly ETF

The Tradr 2X Short QQQ Weekly ETF (the “Fund”) seeks calendar week inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar week performance of the Invesco QQQ Trust. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be -200% of the performance of the Invesco QQQ Trust for the period. The return of the Fund for a period longer than a calendar week will be the result of each calendar week’s compounded return over the period, which will very likely differ from -200% of the return of the Invesco QQQ Trust for that period. Longer holding periods and higher volatility of the Invesco QQQ Trust increase the impact of compounding on an investor’s returns. During periods of higher the Invesco QQQ Trust volatility, the volatility of the Invesco QQQ Trust may affect the Fund’s return as much as, or more than, the return of the Invesco QQQ Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the Invesco QQQ Trust’s performance is flat, and it is possible that the Fund will lose money even if the Invesco QQQ Trust’s performance decreases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Short QQQ Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar week performance of the Invesco QQQ Trust The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [0.%] for the fiscal year ending [______, 2025].

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar week performance of the Invesco QQQ Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, -200% performance of the Invesco QQQ Trust for a full calendar week, and not for any other period, by entering into one or more swaps on the Invesco QQQ Trust. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Invesco QQQ Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Invesco QQQ Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the Invesco QQQ Trust’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Invesco QQQ Trust is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the average performance of securities issued by 100 of the largest U.S. and international non-financial companies listed on the Nasdaq Stock Market LLC.  The Invesco QQQ Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the underlying index.

The Fund has derived all disclosures contained in this document regarding the Invesco QQQ Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Invesco QQQ Trust. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Invesco QQQ Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Invesco QQQ Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Invesco QQQ Trust could affect the value of the Fund’s investments with respect to the Invesco QQQ Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Invesco QQQ Trust.

THE TRADR 2X SHORT QQQ WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE INVESCO QQQ TRUSTSM, OR INVESCO CAPITAL MANAGEMENT LLC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Invesco QQQ Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Invesco QQQ Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from -200% of the calendar week return of the Invesco QQQ Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance weekly. This effect becomes more pronounced as the Invesco QQQ Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the Invesco QQQ Trust volatility; (b) the Invesco QQQ Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance over a one-year period. Actual volatility, the Invesco QQQ Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the Invesco QQQ Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the Invesco QQQ Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	23171.1%	18519.9%	12049.8%	4977.2%	1244.7%	77.9%	-94.6%
-90	180	6983.2%	5982.1%	3462.0%	1309.9%	240.1%	-62.4%	-99.4%
-80	160	1958.6%	1652.1%	893.6%	270.4%	-19.6%	-92.8%	-100.0%
-70	140	876.9%	726.8%	359.4%	64.8%	-66.6%	-97.4%	-100.0%
-60	120	469.6%	261.3%	162.8%	-8.4%	-82.3%	-98.8%	-100.0%
-50	100	272.5%	212.9%	69.2%	-42.3%	-89.3%	-99.3%	-100.0%
-40	80	162.2%	119.7%	17.6%	-60.7%	-93.0%	-99.6%	-100.0%
-30	60	94.3%	62.4%	-13.9%	-71.7%	-95.1%	-99.7%	-100.0%
-20	40	49.5%	24.7%	-34.4%	-78.8%	-96.4%	-99.8%	-100.0%
-10	20	18.5%	-1.4%	-48.5%	-83.5%	-97.3%	-99.9%	-100.0%
0	0	-3.9%	-20.2%	-58.5%	-86.9%	-97.9%	-99.9%	-100.0%
10	-20	-20.6%	-34.1%	-66.0%	-89.4%	-98.3%	-99.9%	-100.0%
20	-40	-33.4%	-44.8%	-71.7%	-91.3%	-98.7%	-99.9%	-100.0%
30	-60	-43.3%	-53.1%	-76.0%	-92.7%	-98.9%	-100.0%	-100.0%
40	-80	-51.2%	-59.7%	-79.5%	-93.8%	-99.1%	-100.0%	-100.0%
50	-100	-57.6%	-65.0%	-82.3%	-94.7%	-99.2%	-100.0%	-100.0%
60	-120	-62.9%	-69.4%	-84.6%	-95.4%	-99.3%	-100.0%	-100.0%
70	-140	-67.2%	-73.0%	-86.5%	-96.0%	-99.4%	-100.0%	-100.0%
80	-160	-70.9%	-76.1%	-88.0%	-96.5%	-99.5%	-100.0%	-100.0%
90	-180	-74.0%	-78.6%	-89.3%	-96.9%	-99.6%	-100.0%	-100.0%
100	-200	-76.6%	-80.8%	-90.5%	-97.2%	-99.6%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of the Invesco QQQ Trust volatility and Invesco QQQ Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.2% if the Invesco QQQ Trust provided no return over a one-year period during which the Invesco QQQ Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Invesco QQQ Trust’s return is flat.  For instance, if the Invesco QQQ Trust's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative Invesco QQQ Trust's return for the year was 0%.

The Invesco QQQ Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was %. the Invesco QQQ Trust’s highest volatility rate for any one calendar year during the five-year period was %. the Invesco QQQ Trust’s annualized total return performance for the five-year period ended December 31, 2023 was %. Historical Invesco QQQ Trust volatility and performance are not indications of what the Invesco QQQ Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Invesco QQQ Trust may differ from the volatility of the Invesco QQQ Trust.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week inverse investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the Invesco QQQ Trust from the end of the prior calendar week until the time of investment by the investor. If the Invesco QQQ Trust gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the Invesco QQQ Trust loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than -200% inverse investment exposure to the Invesco QQQ Trust, depending upon the movement of the Invesco QQQ Trust from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the Invesco QQQ Trust experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Invesco QQQ Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the Invesco QQQ Trust during such calendar week.

In order to achieve a high degree of correlation with the Invesco QQQ Trust, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Invesco QQQ Trust may prevent the Fund from achieving a high degree of correlation with the Invesco QQQ Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Invesco QQQ Trust’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar week or at the end of the week and the likelihood of being materially under- or overexposed is higher on weeks when the Invesco QQQ Trust is volatile, particularly when the Invesco QQQ Trust is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the Invesco QQQ Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Invesco QQQ Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Invesco QQQ Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the weekly performance of the Fund and changes in the performance of the Invesco QQQ Trust. Any of these factors could decrease correlation between the performance of the Fund and the Invesco QQQ Trust and may hinder the Fund’s ability to meet its weekly investment objective during around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Invesco QQQ Trust that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Invesco QQQ Trust and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Invesco QQQ Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Invesco QQQ Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Invesco QQQ Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Invesco QQQ Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Invesco QQQ Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Invesco QQQ Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the Invesco QQQ Trust rises, which is the opposite result from that of traditional funds. A calendar week or intra-week increase in the performance of the Invesco QQQ Trust may result in the total loss or almost total loss of an investor’s investment, even if the Invesco QQQ Trust subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. the Invesco QQQ Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Invesco QQQ Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the Invesco QQQ Trust.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated. A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Technology Sector Risk: The Invesco QQQ Trust invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Invesco QQQ Trust’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Foreign Securities Risk. The Invesco QQQ Trust may invest in foreign securities. Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Emerging Market Securities Risk. The Invesco QQQ Trust may invest in securities in emerging markets. Investments in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Invesco QQQ Trust is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Risks Associated with China. Invesco QQQ Trust may invest in companies located or operating in China. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Invesco QQQ Trust invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Invesco QQQ Trust. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the Invesco QQQ Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

SUMMARY SECTION – Tradr 2X Short QQQ Weekly ETF

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [____, 2024].. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[    ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Important Information About the Tradr 2X long QQQ Monthly ETF

The Tradr 2X Long QQQ Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the Invesco QQQ Trust. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the Invesco QQQ Trust for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the Invesco QQQ Trust for that period. Longer holding periods and higher volatility of the Invesco QQQ Trust increase the impact of compounding on an investor’s returns. During periods of higher the Invesco QQQ Trust volatility, the volatility of the Invesco QQQ Trust may affect the Fund’s return as much as, or more than, the return of the Invesco QQQ Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the Invesco QQQ Trust’s performance is flat, and it is possible that the Fund will lose money even if the Invesco QQQ Trust’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long QQQ Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the Invesco QQQ Trust The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the Invesco QQQ Trust for a full calendar month, and not for any other period, by entering into one or more swaps on the Invesco QQQ Trust. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Invesco QQQ Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Invesco QQQ Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Invesco QQQ Trust’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Invesco QQQ Trust is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the average performance of securities issued by 100 of the largest U.S. and international non-financial companies listed on the Nasdaq Stock Market LLC. The Invesco QQQ Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the underlying index.

The Fund has derived all disclosures contained in this document regarding the Invesco QQQ Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Invesco QQQ Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Invesco QQQ Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Invesco QQQ Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Invesco QQQ Trust could affect the value of the Fund’s investments with respect to the Invesco QQQ Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Invesco QQQ Trust.

THE TRADR 2X LONG QQQ MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE INVESCO QQQ TRUSTSM, OR INVESCO CAPITAL MANAGEMENT LLC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Invesco QQQ Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Invesco QQQ Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Invesco QQQ Trust. Because the Fund includes a multiplier of two times (200%) the Invesco QQQ Trust, a full calendar month movement in the Invesco QQQ Trust approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Invesco QQQ Trust subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the Invesco QQQ Trust, even if the Invesco QQQ Trust maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the Invesco QQQ Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the Invesco QQQ Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the Invesco QQQ Trust volatility; (b) the Invesco QQQ Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance over a one-year period. Actual volatility, the Invesco QQQ Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the Invesco QQQ Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the Invesco QQQ Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the Invesco QQQ Trust provided no return over a one-year period during which the Invesco QQQ Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Invesco QQQ Trust 's return is flat.  For instance, if the Invesco QQQ Trust's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative Invesco QQQ Trust 's return for the year was 0%.

The Invesco QQQ Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the Invesco QQQ Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the Invesco QQQ Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical Invesco QQQ Trust volatility and performance are not indications of what the Invesco QQQ Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Invesco QQQ Trust may differ from the volatility of the Invesco QQQ Trust.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the Invesco QQQ Trust from the end of the prior calendar month until the time of investment by the investor. If the Invesco QQQ Trust gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Invesco QQQ Trust loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the Invesco QQQ Trust, depending upon the movement of the Invesco QQQ Trust from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the Invesco QQQ Trust experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Invesco QQQ Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Invesco QQQ Trust during such calendar month.

In order to achieve a high degree of correlation with the Invesco QQQ Trust, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Invesco QQQ Trust may prevent the Fund from achieving a high degree of correlation with the Invesco QQQ Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Invesco QQQ Trust’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the Invesco QQQ Trust is volatile, particularly when the Invesco QQQ Trust is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the Invesco QQQ Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Invesco QQQ Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Invesco QQQ Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the Invesco QQQ Trust. Any of these factors could decrease correlation between the performance of the Fund and the Invesco QQQ Trust and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Invesco QQQ Trust that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Invesco QQQ Trust and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Invesco QQQ Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Invesco QQQ Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Invesco QQQ Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Invesco QQQ Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Invesco QQQ Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Invesco QQQ Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the Invesco QQQ Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Invesco QQQ Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the Invesco QQQ Trust.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated. A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Technology Sector Risk: The Invesco QQQ Trust invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Invesco QQQ Trust’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Foreign Securities Risk. The Invesco QQQ Trust may invest in foreign securities. Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Emerging Market Securities Risk. The Invesco QQQ Trust may invest in securities in emerging markets. Investments in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Invesco QQQ Trust is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Risks Associated with China. Invesco QQQ Trust may invest in companies located or operating in China. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Invesco QQQ Trust invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Invesco QQQ Trust. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the Invesco QQQ Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [_____ 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[ ].com.

SUMMARY SECTION – Tradr 2X Long QQQ Monthly ETF

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Important Information About the Tradr 2X Short QQQ Monthly ETF

The Tradr 2X Short QQQ Monthly ETF (the “Fund”) seeks calendar month inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar month performance of the Invesco QQQ Trust. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be -200% of the performance of the Invesco QQQ Trust for the period. The return of the Fund for a period longer than a calendar month will be the result of each calendar month’s compounded return over the period, which will very likely differ from -200% of the return of the Invesco QQQ Trust for that period. Longer holding periods and higher volatility of the Invesco QQQ Trust increase the impact of compounding on an investor’s returns. During periods of higher the Invesco QQQ Trust volatility, the volatility of the Invesco QQQ Trust may affect the Fund’s return as much as, or more than, the return of the Invesco QQQ Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the Invesco QQQ Trust’s performance is flat, and it is possible that the Fund will lose money even if the Invesco QQQ Trust’s performance decreases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Short QQQ Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar month performance of the Invesco QQQ Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.% for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar month performance of the Invesco QQQ Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, -200% performance of the Invesco QQQ Trust for a full calendar month, and not for any other period, by entering into one or more swaps on the Invesco QQQ Trust. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Invesco QQQ Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Invesco QQQ Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the Invesco QQQ Trust’s monthly returns, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

The Invesco QQQ Trust is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the average performance of securities issued by 100 of the largest U.S. and international non-financial companies listed on the Nasdaq Stock Market LLC. The Invesco QQQ Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the underlying index.

The Fund has derived all disclosures contained in this document regarding the Invesco QQQ Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Invesco QQQ Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Invesco QQQ Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Invesco QQQ Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Invesco QQQ Trust could affect the value of the Fund’s investments with respect to the Invesco QQQ Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Invesco QQQ Trust.

THE TRADR 2X SHORT QQQ MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE INVESCO QQQ TRUSTSM, OR INVESCO CAPITAL MANAGEMENT LLC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Invesco QQQ Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Invesco QQQ Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from -200% of the calendar month return of the Invesco QQQ Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance monthly. This effect becomes more pronounced as the Invesco QQQ Trust volatility and holding periods increase. Fund performance for a period longer than a calendar month can be estimated given any set of assumptions for the following factors: (a) the Invesco QQQ Trust volatility; (b) the Invesco QQQ Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance over a one-year period. Actual volatility, the Invesco QQQ Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the Invesco QQQ Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the Invesco QQQ Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	7953.1%	7412.8%	5674.1%	3234.7%	681.4%	-100.0%	-100.0%
-90	180	3512.8%	3222.7%	2302.8%	1063.0%	-100.0%	-100.0%	-100.0%
-80	160	1350.6%	1208.7%	768.0%	206.9%	-100.0%	-100.0%	-100.0%
-70	140	699.8%	611.2%	340.2%	10.3%	-100.0%	-100.0%	-100.0%
-60	120	407.7%	346.0%	159.7%	-58.4%	-100.0%	-100.0%	-100.0%
-50	100	249.7%	203.9%	67.1%	-87.3%	-100.0%	-100.0%	-100.0%
-40	80	154.2%	118.7%	13.9%	-100.0%	-100.0%	-100.0%	-100.0%
-30	60	92.1%	63.7%	-19.1%	-100.0%	-100.0%	-100.0%	-99.5%
-20	40	49.4%	26.2%	-40.8%	-100.0%	-100.0%	-100.0%	-100.0%
-10	20	18.8%	-0.5%	-55.7%	-100.0%	-100.0%	-100.0%	-100.0%
0	0	-3.7%	-20.0%	-66.1%	-100.0%	-100.0%	-100.0%	-100.0%
10	-20	-20.8%	-34.7%	-73.8%	-100.0%	-100.0%	-100.0%	-100.0%
20	-40	-34.0%	-46.0%	-79.4%	-100.0%	-100.0%	-100.0%	-100.0%
30	-60	-44.4%	-54.8%	-83.7%	-100.0%	-100.0%	-100.0%	-100.0%
40	-80	-52.7%	-61.9%	-87.0%	-100.0%	-100.0%	-100.0%	-100.0%
50	-100	-59.4%	-67.5%	-89.5%	-100.0%	-100.0%	-100.0%	-100.0%
60	-120	-65.0%	-72.2%	-91.5%	-100.0%	-100.0%	-100.0%	-100.0%
70	-140	-69.5%	-76.0%	-93.1%	-100.0%	-100.0%	-100.0%	-100.0%
80	-160	-73.4%	-79.1%	-94.3%	-100.0%	-100.0%	-100.0%	-100.0%
90	-180	-76.6%	-81.8%	-95.4%	-100.0%	-100.0%	-100.0%	-100.0%
100	-200	-79.3%	-84.0%	-96.2%	-100.0%	-100.0%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.0% if the Invesco QQQ Trust provided no return over a one-year period during which Invesco QQQ Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Invesco QQQ Trust's return is flat.  For instance, if Invesco QQQ Trust's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative Invesco QQQ Trust's return for the year was 0%.

The Invesco QQQ Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the Invesco QQQ Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the Invesco QQQ Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical Invesco QQQ Trust volatility and performance are not indications of what the Invesco QQQ Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Invesco QQQ Trust may differ from the volatility of the Invesco QQQ Trust.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month inverse investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the Invesco QQQ Trust from the end of the prior calendar month until the time of investment by the investor. If the Invesco QQQ Trust gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the Invesco QQQ Trust loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than -200% inverse investment exposure to the Invesco QQQ Trust, depending upon the movement of the Invesco QQQ Trust from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the Invesco QQQ Trust experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Invesco QQQ Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the Invesco QQQ Trust during such calendar month.

In order to achieve a high degree of correlation with the Invesco QQQ Trust, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Invesco QQQ Trust may prevent the Fund from achieving a high degree of correlation with the Invesco QQQ Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Invesco QQQ Trust’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar month or at the end of the month and the likelihood of being materially under- or overexposed is higher on months when the Invesco QQQ Trust is volatile, particularly when the Invesco QQQ Trust is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the Invesco QQQ Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Invesco QQQ Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Invesco QQQ Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the monthly performance of the Fund and changes in the performance of the Invesco QQQ Trust. Any of these factors could decrease correlation between the performance of the Fund and the Invesco QQQ Trust and may hinder the Fund’s ability to meet its monthly investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Invesco QQQ Trust that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Invesco QQQ Trust and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Invesco QQQ Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Invesco QQQ Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Invesco QQQ Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Invesco QQQ Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Invesco QQQ Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Invesco QQQ Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the Invesco QQQ Trust rises, which is the opposite result from that of traditional funds. A calendar month or intra-month increase in the performance of the Invesco QQQ Trust may result in the total loss or almost total loss of an investor’s investment, even if the Invesco QQQ Trust subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. the Invesco QQQ Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Invesco QQQ Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the Invesco QQQ Trust.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated. A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Technology Sector Risk: The Invesco QQQ Trust invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Invesco QQQ Trust’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Foreign Securities Risk. The Invesco QQQ Trust may invest in foreign securities. Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Emerging Market Securities Risk. The Invesco QQQ Trust may invest in securities in emerging markets. Investments in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Invesco QQQ Trust is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Risks Associated with China. Invesco QQQ Trust may invest in companies located or operating in China. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Invesco QQQ Trust invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Invesco QQQ Trust. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the Invesco QQQ Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in _____,2024. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Short QQQ Monthly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[    ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Important Information About the Tradr 2X Long QQQ Quarterly ETF

The Tradr 2X Long QQQ Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the Invesco QQQ Trust. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the Invesco QQQ Trust for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the Invesco QQQ Trust for that period. Longer holding periods and higher volatility of the Invesco QQQ Trust increase the impact of compounding on an investor’s returns. During periods of higher the Invesco QQQ Trust volatility, the volatility of the Invesco QQQ Trust may affect the Fund’s return as much as, or more than, the return of the Invesco QQQ Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the Invesco QQQ Trust’s performance is flat, and it is possible that the Fund will lose money even if the Invesco QQQ Trust’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long QQQ Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the Invesco QQQ Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the Invesco QQQ Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the Invesco QQQ Trust for a full calendar quarter, and not for any other period, by entering into one or more swaps on the Invesco QQQ Trust. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Invesco QQQ Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Invesco QQQ Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Invesco QQQ Trust’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

The Invesco QQQ Trust is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the average performance of securities issued by 100 of the largest U.S. and international non-financial companies listed on the Nasdaq Stock Market LLC. The Invesco QQQ Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the underlying index.

The Fund has derived all disclosures contained in this document regarding the Invesco QQQ Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Invesco QQQ Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Invesco QQQ Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Invesco QQQ Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Invesco QQQ Trust could affect the value of the Fund’s investments with respect to the Invesco QQQ Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Invesco QQQ Trust.

THE TRADR 2X LONG QQQ QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE INVESCO QQQ TRUSTSM, OR INVESCO CAPITAL MANAGEMENT LLC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Invesco QQQ Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Invesco QQQ Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Invesco QQQ Trust. Because the Fund includes a multiplier of two times (200%) the Invesco QQQ Trust, a full calendar quarter movement in the Invesco QQQ Trust approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Invesco QQQ Trust subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the Invesco QQQ Trust, even if the Invesco QQQ Trust maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the Invesco QQQ Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the Invesco QQQ Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the Invesco QQQ Trust volatility; (b) the Invesco QQQ Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance over a one-year period. Actual volatility, the Invesco QQQ Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Invesco QQQ Trust and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Invesco QQQ Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the Invesco QQQ Trust provided no return over a one-year period during which the Invesco QQQ Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Invesco QQQ Trust's return is flat.  For instance, if the Invesco QQQ Trust’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative Invesco QQQ Trust's return for the year was 0%.

the Invesco QQQ Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the Invesco QQQ Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the Invesco QQQ Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical Invesco QQQ Trust volatility and performance are not indications of what the Invesco QQQ Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Invesco QQQ Trust may differ from the volatility of the Invesco QQQ Trust.

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the Invesco QQQ Trust from the end of the prior calendar quarter until the time of investment by the investor. If the Invesco QQQ Trust gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Invesco QQQ Trust loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the Invesco QQQ Trust, depending upon the movement of the Invesco QQQ Trust from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the Invesco QQQ Trust experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Invesco QQQ Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Invesco QQQ Trust during such calendar quarter.

In order to achieve a high degree of correlation with the Invesco QQQ Trust, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Invesco QQQ Trust may prevent the Fund from achieving a high degree of correlation with the Invesco QQQ Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Invesco QQQ Trust’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the Invesco QQQ Trust is volatile, particularly when the Invesco QQQ Trust is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the Invesco QQQ Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Invesco QQQ Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Invesco QQQ Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the Invesco QQQ Trust. Any of these factors could decrease correlation between the performance of the Fund and the Invesco QQQ Trust and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Invesco QQQ Trust that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Invesco QQQ Trust and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Invesco QQQ Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Invesco QQQ Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Invesco QQQ Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Invesco QQQ Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Invesco QQQ Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Invesco QQQ Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the Invesco QQQ Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Invesco QQQ Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the Invesco QQQ Trust.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated. A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Technology Sector Risk: The Invesco QQQ Trust invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Invesco QQQ Trust’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Foreign Securities Risk. The Invesco QQQ Trust may invest in foreign securities. Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Emerging Market Securities Risk. The Invesco QQQ Trust may invest in securities in emerging markets. Investments in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Invesco QQQ Trust is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Risks Associated with China. Invesco QQQ Trust may invest in companies located or operating in China. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Invesco QQQ Trust invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Invesco QQQ Trust. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the Invesco QQQ Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

SUMMARY SECTION – Tradr 2X Long QQQ Quarterly ETF

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [_____ 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[    ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Important Information About the Tradr 2X Short QQQ Quarterly ETF

The Tradr 2X Short QQQ Quarterly ETF (the “Fund”) seeks calendar quarter inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar quarter performance of the Invesco QQQ Trust. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be -200% of the performance of the Invesco QQQ Trust for the period. The return of the Fund for a period longer than a calendar quarter will be the result of each calendar quarter’s compounded return over the period, which will very likely differ from -200% of the return of the Invesco QQQ Trust for that period. Longer holding periods and higher volatility of the Invesco QQQ Trust increase the impact of compounding on an investor’s returns. During periods of higher the Invesco QQQ Trust volatility, the volatility of the Invesco QQQ Trust may affect the Fund’s return as much as, or more than, the return of the Invesco QQQ Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the Invesco QQQ Trust’s performance is flat, and it is possible that the Fund will lose money even if the Invesco QQQ Trust’s performance decreases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Short QQQ Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar quarter performance of the Invesco QQQ Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.% for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar quarter performance of the Invesco QQQ Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, -200% performance of the Invesco QQQ Trust for a full calendar quarter, and not for any other period, by entering into one or more swaps on the Invesco QQQ Trust. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Invesco QQQ Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Invesco QQQ Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the Invesco QQQ Trust’s quarterly returns, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

The Invesco QQQ Trust is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the average performance of securities issued by 100 of the largest U.S. and international non-financial companies listed on the Nasdaq Stock Market LLC. The Invesco QQQ Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the underlying index.

The Fund has derived all disclosures contained in this document regarding the Invesco QQQ Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Invesco QQQ Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Invesco QQQ Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Invesco QQQ Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Invesco QQQ Trust could affect the value of the Fund’s investments with respect to the Invesco QQQ Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Invesco QQQ Trust.

THE TRADR 2X SHORT QQQ QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE INVESCO QQQ TRUSTSM, OR INVESCO CAPITAL MANAGEMENT LLC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Invesco QQQ Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Invesco QQQ Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from -200% of the calendar quarter return of the Invesco QQQ Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance quarterly. This effect becomes more pronounced as the Invesco QQQ Trust volatility and holding periods increase. Fund performance for a period longer than a calendar quarter can be estimated given any set of assumptions for the following factors: (a) the Invesco QQQ Trust volatility; (b) the Invesco QQQ Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance over a one-year period. Actual volatility, the Invesco QQQ Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the Invesco QQQ Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the Invesco QQQ Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	1684.2%	1661.2%	1591.2%	1487.6%	1357.5%	1205.9%	1040.3%
-90	180	1137.5%	1115.4%	1048.3%	950.6%	830.3%	693.8%	549.5%
-80	160	662.5%	642.5%	582.7%	497.7%	396.5%	286.7%	177.5%
-70	140	431.2%	413.3%	360.0%	285.9%	200.5%	111.9%	29.4%
-60	120	292.0%	275.7%	228.1%	163.3%	91.1%	19.7%	-41.8%
-50	100	199.1%	184.4%	141.7%	85.0%	23.9%	-33.3%	-77.6%
-40	80	133.4%	120.0%	81.7%	32.0%	-19.6%	-64.7%	-95.0%
-30	60	85.0%	72.8%	38.4%	-5.2%	-48.5%	-83.3%	-100.0%
-20	40	48.3%	37.2%	6.2%	-31.9%	-67.9%	-94.0%	-100.0%
-10	20	19.9%	9.8%	-18.0%	-51.3%	-81.0%	-99.4%	-99.8%
0	0	-2.4%	-11.6%	-36.6%	-65.5%	-89.6%	-100.0%	-95.0%
10	-20	-20.2%	-28.6%	-51.1%	-76.0%	-95.1%	-100.0%	-89.2%
20	-40	-34.5%	-42.2%	-62.3%	-83.7%	-98.5%	-99.9%	-82.9%
30	-60	-46.1%	-53.1%	-71.1%	-89.3%	-100.0%	-97.5%	-76.7%
40	-80	-55.6%	-62.0%	-78.0%	-93.4%	-100.0%	-94.6%	-70.7%
50	-100	-63.4%	-69.2%	-83.4%	-96.2%	-100.0%	-91.4%	-65.2%
60	-120	-69.8%	-75.1%	-87.6%	-98.1%	-100.0%	-88.2%	-60.3%
70	-140	-75.1%	-79.9%	-90.9%	-99.3%	-98.9%	-85.1%	-56.0%
80	-160	-79.5%	-83.8%	-93.5%	-100.0%	-97.6%	-82.1%	-52.5%
90	-180	-83.2%	-87.0%	-95.5%	-100.0%	-96.2%	-79.5%	-49.7%
100	-200	-86.2%	-89.7%	-96.9%	-100.0%	-94.7%	-77.1%	-47.7%

The foregoing table is intended to isolate the effect of the Invesco QQQ Trust volatility and the Invesco QQQ Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 11.6% if the Invesco QQQ Trust provided no return over a one-year period during which the Invesco QQQ Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Invesco QQQ Trust’s return is flat.  For instance, if the Invesco QQQ Trust's annualized volatility is 150%, the Fund would be expected to lose 95.0% of its value, even if the cumulative Invesco QQQ Trust's return for the year was 0%.

The Invesco QQQ Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the Invesco QQQ Trust’s highest volatility rate for any one calendar year during the five-year period was [    ]%. the Invesco QQQ Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [     ]%. Historical Invesco QQQ Trust volatility and performance are not indications of what the Invesco QQQ Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Invesco QQQ Trust may differ from the volatility of the Invesco QQQ Trust.

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter inverse investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the Invesco QQQ Trust from the end of the prior calendar quarter until the time of investment by the investor. If the Invesco QQQ Trust gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the Invesco QQQ Trust loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than -200% inverse investment exposure to the Invesco QQQ Trust, depending upon the movement of the Invesco QQQ Trust from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the Invesco QQQ Trust experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Invesco QQQ Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the Invesco QQQ Trust during such calendar quarter.

In order to achieve a high degree of correlation with the Invesco QQQ Trust, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Invesco QQQ Trust may prevent the Fund from achieving a high degree of correlation with the Invesco QQQ Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Invesco QQQ Trust’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar quarter or at the end of the quarter and the likelihood of being materially under- or overexposed is higher on quarters when the Invesco QQQ Trust is volatile, particularly when the Invesco QQQ Trust is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the Invesco QQQ Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Invesco QQQ Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Invesco QQQ Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the quarterly performance of the Fund and changes in the performance of the Invesco QQQ Trust. Any of these factors could decrease correlation between the performance of the Fund and the Invesco QQQ Trust and may hinder the Fund’s ability to meet its quarterly investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Invesco QQQ Trust that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Invesco QQQ Trust and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Invesco QQQ Trust’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Invesco QQQ Trust’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Invesco QQQ Trust’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Invesco QQQ Trust’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Invesco QQQ Trust’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Invesco QQQ Trust’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the Invesco QQQ Trust rises, which is the opposite result from that of traditional funds. A calendar quarter or intra-quarter increase in the performance of the Invesco QQQ Trust may result in the total loss or almost total loss of an investor’s investment, even if the Invesco QQQ Trust subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. the Invesco QQQ Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Invesco QQQ Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the Invesco QQQ Trust.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ Trust is so concentrated. A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Technology Sector Risk: The Invesco QQQ Trust invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Invesco QQQ Trust’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Foreign Securities Risk. The Invesco QQQ Trust may invest in foreign securities. Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Emerging Market Securities Risk. The Invesco QQQ Trust may invest in securities in emerging markets. Investments in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Invesco QQQ Trust is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Risks Associated with China. Invesco QQQ Trust may invest in companies located or operating in China. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Invesco QQQ Trust invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Invesco QQQ Trust. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the Invesco QQQ Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in _____,2024. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Short QQQ Quarterly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[     ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Important Information About the Tradr 2X Long SOXX Weekly ETF

The Tradr 2X Long SOXX Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the iShares® Semiconductor ETF. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of iShares® Semiconductor ETF for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of iShares® Semiconductor ETF for that period. Longer holding periods and higher volatility of iShares® Semiconductor ETF increase the impact of compounding on an investor’s returns. During periods of higher iShares® Semiconductor ETF volatility, the volatility of iShares® Semiconductor ETF may affect the Fund’s return as much as, or more than, the return of iShares® Semiconductor ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the iShares® Semiconductor ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Semiconductor ETF’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long SOXX Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the iShares® Semiconductor ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the iShares® Semiconductor ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the iShares® Semiconductor ETF for a full calendar week, and not for any other period, by entering into one or more swaps on the iShares® Semiconductor ETF. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Semiconductor ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Semiconductor ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® Semiconductor ETF’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® Semiconductor ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the equity securities of the 30 largest U.S.-listed companies that are classified within the semiconductors industry as determined by the index provider. Companies classified by the index provider as within the semiconductors industry include companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. The semiconductors industry also includes companies that provide services or equipment associated with semiconductors such as packaging and testing.

The Fund has derived all disclosures contained in this document regarding the iShares® Semiconductor ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Semiconductor ETF. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Semiconductor ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Semiconductor ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Semiconductor ETF could affect the value of the Fund’s investments with respect to the iShares® Semiconductor ETF and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the iShares® Semiconductor ETF.

THE TRADR 2X LONG SOXX WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® SEMICONDUCTOR ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Semiconductor ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Semiconductor ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® Semiconductor ETF. Because the Fund includes a multiplier of two times (200%) the iShares® Semiconductor ETF, a full calendar week movement in the iShares® Semiconductor ETF approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® Semiconductor ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the iShares® Semiconductor ETF, even if the iShares® Semiconductor ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the iShares® Semiconductor ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the iShares® Semiconductor ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the iShares® Semiconductor ETF volatility; (b) the iShares® Semiconductor ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance over a one-year period. Actual volatility, the iShares® Semiconductor ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® Semiconductor ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® Semiconductor ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the iShares® Semiconductor ETF provided no return over a one-year period during which the iShares® Semiconductor ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Semiconductor ETF's return is flat.  For instance, if the iShares® Semiconductor ETF's annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative iShares® Semiconductor ETF's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

The iShares® Semiconductor ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the iShares® Semiconductor ETF’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the iShares® Semiconductor ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical iShares® Semiconductor ETF volatility and performance are not indications of what the iShares® Semiconductor ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Semiconductor ETF may differ from the volatility of the iShares® Semiconductor ETF.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar week until the time of investment by the investor. If the iShares® Semiconductor ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® Semiconductor ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® Semiconductor ETF, depending upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the iShares® Semiconductor ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Semiconductor ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® Semiconductor ETF during such calendar week.

In order to achieve a high degree of correlation with the iShares® Semiconductor ETF, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Semiconductor ETF may prevent the Fund from achieving a high degree of correlation with the iShares® Semiconductor ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Semiconductor ETF’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the iShares® Semiconductor ETF is volatile, particularly when the iShares® Semiconductor ETF is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Semiconductor ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Semiconductor ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Semiconductor ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the iShares® Semiconductor ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Semiconductor ETF and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Semiconductor ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

Trading Halt Risk. Shares of the iShares® Semiconductor ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Semiconductor ETF ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Semiconductor ETF ’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Semiconductor ETF ’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Semiconductor ETF ’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Semiconductor ETF ’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Semiconductor ETF ’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the iShares® Semiconductor ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Semiconductor ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the iShares® Semiconductor ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the iShares® Semiconductor ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® Semiconductor ETF holds participate or factors relating to specific companies in which the iShares® Semiconductor ETF invests. These can include stock movements, purchases or sales of securities by the iShares® Semiconductor ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® Semiconductor ETF’s equity investments.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Technology Sector Risk: The iShares® Semiconductor ETF may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the iShares® Semiconductor ETF’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Semiconductor Industry Risk. The iShares® Semiconductor ETF’s assets will be concentrated in the semiconductor industry, which means the iShares® Semiconductor ETF will be more affected by the performance of the semiconductor industry than a fund that is more diversified. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the iShares® Semiconductor ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [             , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long SOXX Weekly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[       ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Important Information About the Tradr 2X Short SOXX Weekly ETF

The Tradr 2X Short SOXX Weekly ETF (the “Fund”) seeks calendar week inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar week performance of the iShares® Semiconductor ETF. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be -200% of the performance of the iShares® Semiconductor ETF for the period. The return of the Fund for a period longer than a calendar week will be the result of each calendar week’s compounded return over the period, which will very likely differ from -200% of the return of the iShares® Semiconductor ETF for that period. Longer holding periods and higher volatility of the iShares® Semiconductor ETF increase the impact of compounding on an investor’s returns. During periods of higher iShares® Semiconductor ETF volatility, the volatility of the iShares® Semiconductor ETF may affect the Fund’s return as much as, or more than, the return of the iShares® Semiconductor ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the iShares® Semiconductor ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Semiconductor ETF’s performance decreases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Short the SOXX Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar week performance of the iShares® Semiconductor ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.% for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar week performance of the iShares® Semiconductor ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, -200% performance of the iShares® Semiconductor ETF for a full calendar week, and not for any other period, by entering into one or more swaps on the iShares® Semiconductor ETF. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Semiconductor ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Semiconductor ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the iShares® Semiconductor ETF’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

The iShares® Semiconductor ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the equity securities of the 30 largest U.S.-listed companies that are classified within the semiconductors industry as determined by the index provider. Companies classified by the index provider as within the semiconductors industry include companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. The semiconductors industry also includes companies that provide services or equipment associated with semiconductors such as packaging and testing.

The Fund has derived all disclosures contained in this document regarding the iShares® Semiconductor ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Semiconductor ETF. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Semiconductor ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Semiconductor ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Semiconductor ETF could affect the value of the Fund’s investments with respect to the iShares® Semiconductor ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® Semiconductor ETF.

THE TRADR 2X SHORT SOXX WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® SEMICONDUCTOR ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Semiconductor ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Semiconductor ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from -200% of the calendar week return of the iShares® Semiconductor ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance weekly. This effect becomes more pronounced as the iShares® Semiconductor ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the iShares® Semiconductor ETF volatility; (b) the iShares® Semiconductor ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance over a one-year period. Actual volatility, the iShares® Semiconductor ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the iShares® Semiconductor ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the iShares® Semiconductor ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	23171.1%	18519.9%	12049.8%	4977.2%	1244.7%	77.9%	-94.6%
-90	180	6983.2%	5982.1%	3462.0%	1309.9%	240.1%	-62.4%	-99.4%
-80	160	1958.6%	1652.1%	893.6%	270.4%	-19.6%	-92.8%	-100.0%
-70	140	876.9%	726.8%	359.4%	64.8%	-66.6%	-97.4%	-100.0%
-60	120	469.6%	261.3%	162.8%	-8.4%	-82.3%	-98.8%	-100.0%
-50	100	272.5%	212.9%	69.2%	-42.3%	-89.3%	-99.3%	-100.0%
-40	80	162.2%	119.7%	17.6%	-60.7%	-93.0%	-99.6%	-100.0%
-30	60	94.3%	62.4%	-13.9%	-71.7%	-95.1%	-99.7%	-100.0%
-20	40	49.5%	24.7%	-34.4%	-78.8%	-96.4%	-99.8%	-100.0%
-10	20	18.5%	-1.4%	-48.5%	-83.5%	-97.3%	-99.9%	-100.0%
0	0	-3.9%	-20.2%	-58.5%	-86.9%	-97.9%	-99.9%	-100.0%
10	-20	-20.6%	-34.1%	-66.0%	-89.4%	-98.3%	-99.9%	-100.0%
20	-40	-33.4%	-44.8%	-71.7%	-91.3%	-98.7%	-99.9%	-100.0%
30	-60	-43.3%	-53.1%	-76.0%	-92.7%	-98.9%	-100.0%	-100.0%
40	-80	-51.2%	-59.7%	-79.5%	-93.8%	-99.1%	-100.0%	-100.0%
50	-100	-57.6%	-65.0%	-82.3%	-94.7%	-99.2%	-100.0%	-100.0%
60	-120	-62.9%	-69.4%	-84.6%	-95.4%	-99.3%	-100.0%	-100.0%
70	-140	-67.2%	-73.0%	-86.5%	-96.0%	-99.4%	-100.0%	-100.0%
80	-160	-70.9%	-76.1%	-88.0%	-96.5%	-99.5%	-100.0%	-100.0%
90	-180	-74.0%	-78.6%	-89.3%	-96.9%	-99.6%	-100.0%	-100.0%
100	-200	-76.6%	-80.8%	-90.5%	-97.2%	-99.6%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.2% if the iShares® Semiconductor ETF provided no return over a one-year period during which the iShares® Semiconductor ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Semiconductor ETF's return is flat.  For instance, if the iShares® Semiconductor ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® Semiconductor ETF's return for the year was 0%.

The iShares® Semiconductor ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was %. the iShares® Semiconductor ETF’s highest volatility rate for any one calendar year during the five-year period was %. the iShares® Semiconductor ETF’s annualized total return performance for the five-year period ended December 31, 2023 was %. Historical iShares® Semiconductor ETF volatility and performance are not indications of what the iShares® Semiconductor ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Semiconductor ETF may differ from the volatility of the iShares® Semiconductor ETF.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week inverse investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar week until the time of investment by the investor. If the iShares® Semiconductor ETF gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the iShares® Semiconductor ETF loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than -200% inverse investment exposure to the iShares® Semiconductor ETF, depending upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the iShares® Semiconductor ETF experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Semiconductor ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the iShares® Semiconductor ETF during such calendar week.

In order to achieve a high degree of correlation with the iShares® Semiconductor ETF, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Semiconductor ETF may prevent the Fund from achieving a high degree of correlation with the iShares® Semiconductor ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Semiconductor ETF’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar week or at the end of the week and the likelihood of being materially under- or overexposed is higher on weeks when the iShares® Semiconductor ETF is volatile, particularly when the iShares® Semiconductor ETF is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Semiconductor ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Semiconductor ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Semiconductor ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the weekly performance of the Fund and changes in the performance of the iShares® Semiconductor ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Semiconductor ETF and may hinder the Fund’s ability to meet its weekly investment objective during around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Semiconductor ETF that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the iShares® Semiconductor ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Semiconductor ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Semiconductor ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Semiconductor ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Semiconductor ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Semiconductor ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Semiconductor ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the iShares® Semiconductor ETF rises, which is the opposite result from that of traditional funds. A calendar week or intra-week increase in the performance of the iShares® Semiconductor ETF may result in the total loss or almost total loss of an investor’s investment, even if the iShares® Semiconductor ETF subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. the iShares® Semiconductor ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Semiconductor ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the iShares® Semiconductor ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Equity Securities Risk. The value of the equity securities the iShares® Semiconductor ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® Semiconductor ETF holds participate or factors relating to specific companies in which the iShares® Semiconductor ETF invests. These can include stock movements, purchases or sales of securities by the iShares® Semiconductor ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® Semiconductor ETF’s equity investments.

Technology Sector Risk: The iShares® Semiconductor ETF may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the iShares® Semiconductor ETF’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Semiconductor Industry Risk. The iShares® Semiconductor ETF’s assets will be concentrated in the semiconductor industry, which means the iShares® Semiconductor ETF will be more affected by the performance of the semiconductor industry than a fund that is more diversified. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the iShares® Semiconductor ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [          , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[          ].com.

SUMMARY SECTION – Tradr 2X Short SOXX Weekly ETF

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Important Information About the Tradr 2X Long SOXX Monthly ETF

The Tradr 2X Long SOXX Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the iShares® Semiconductor ETF. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the iShares® Semiconductor ETF for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® Semiconductor ETF for that period. Longer holding periods and higher volatility of the iShares® Semiconductor ETF increase the impact of compounding on an investor’s returns. During periods of higher the iShares® Semiconductor ETF volatility, the volatility of the iShares® Semiconductor ETF may affect the Fund’s return as much as, or more than, the return of the iShares® Semiconductor ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the iShares® Semiconductor ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Semiconductor ETF’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long SOXX Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the iShares® Semiconductor ETF The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the iShares® Semiconductor ETF for a full calendar month, and not for any other period, by entering into one or more swaps on the iShares® Semiconductor ETF. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Semiconductor ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Semiconductor ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® Semiconductor ETF’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® Semiconductor ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the equity securities of the 30 largest U.S.-listed companies that are classified within the semiconductors industry as determined by the index provider. Companies classified by the index provider as within the semiconductors industry include companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. The semiconductors industry also includes companies that provide services or equipment associated with semiconductors such as packaging and testing.

The Fund has derived all disclosures contained in this document regarding the iShares® Semiconductor ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Semiconductor ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Semiconductor ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Semiconductor ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Semiconductor ETF could affect the value of the Fund’s investments with respect to the iShares® Semiconductor ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® Semiconductor ETF.

THE TRADR 2X LONG SOXX MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® SEMICONDUCTOR ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Semiconductor ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Semiconductor ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® Semiconductor ETF. Because the Fund includes a multiplier of two times (200%) the iShares® Semiconductor ETF, a full calendar month movement in the iShares® Semiconductor ETF approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® Semiconductor ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the iShares® Semiconductor ETF, even if the iShares® Semiconductor ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the iShares® Semiconductor ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the iShares® Semiconductor ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the iShares® Semiconductor ETF volatility; (b) the iShares® Semiconductor ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance over a one-year period. Actual volatility, the iShares® Semiconductor ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® Semiconductor ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® Semiconductor ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the iShares® Semiconductor ETF provided no return over a one-year period during which the iShares® Semiconductor ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Semiconductor ETF's return is flat.  For instance, if the iShares® Semiconductor ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® Semiconductor ETF's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar month until the time of investment by the investor. If the iShares® Semiconductor ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® Semiconductor ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® Semiconductor ETF, depending upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the iShares® Semiconductor ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Semiconductor ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® Semiconductor ETF during such calendar month.

In order to achieve a high degree of correlation with the iShares® Semiconductor ETF, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Semiconductor ETF may prevent the Fund from achieving a high degree of correlation with the iShares® Semiconductor ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Semiconductor ETF’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the iShares® Semiconductor ETF is volatile, particularly when the iShares® Semiconductor ETF is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Semiconductor ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Semiconductor ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Semiconductor ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the iShares® Semiconductor ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Semiconductor ETF and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Semiconductor ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Trading Halt Risk. Shares of the iShares® Semiconductor ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Semiconductor ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Semiconductor ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Semiconductor ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Semiconductor ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Semiconductor ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Semiconductor ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the iShares® Semiconductor ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Semiconductor ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the iShares® Semiconductor ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the iShares® Semiconductor ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® Semiconductor ETF holds participate or factors relating to specific companies in which the iShares® Semiconductor ETF invests. These can include stock movements, purchases or sales of securities by the iShares® Semiconductor ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® Semiconductor ETF’s equity investments.

Technology Sector Risk: The iShares® Semiconductor ETF may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the iShares® Semiconductor ETF’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Semiconductor Industry Risk. The iShares® Semiconductor ETF’s assets will be concentrated in the semiconductor industry, which means the iShares® Semiconductor ETF will be more affected by the performance of the semiconductor industry than a fund that is more diversified. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the iShares® Semiconductor ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [           , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[      ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

SUMMARY SECTION – Tradr 2X Long SOXX Monthly ETF

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Important Information About the Tradr 2X Short SOXX Monthly ETF

The Tradr 2X Short SOXX Monthly ETF (the “Fund”) seeks calendar month inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar month performance of the iShares® Semiconductor ETF. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be -200% of the performance of the iShares® Semiconductor ETF for the period. The return of the Fund for a period longer than a calendar month will be the result of each calendar month’s compounded return over the period, which will very likely differ from -200% of the return of the iShares® Semiconductor ETF for that period. Longer holding periods and higher volatility of the iShares® Semiconductor ETF increase the impact of compounding on an investor’s returns. During periods of higher the iShares® Semiconductor ETF volatility, the volatility of the iShares® Semiconductor ETF may affect the Fund’s return as much as, or more than, the return of the iShares® Semiconductor ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the iShares® Semiconductor ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Semiconductor ETF’s performance decreases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Short SOXX Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar month performance of the iShares® Semiconductor ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.% for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar month performance of the iShares® Semiconductor ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, -200% performance of the iShares® Semiconductor ETF for a full calendar month, and not for any other period, by entering into one or more swaps on the iShares® Semiconductor ETF. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Semiconductor ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Semiconductor ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the iShares® Semiconductor ETF’s monthly returns, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

The iShares® Semiconductor ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the equity securities of the 30 largest U.S.-listed companies that are classified within the semiconductors industry as determined by the index provider. Companies classified by the index provider as within the semiconductors industry include companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. The semiconductors industry also includes companies that provide services or equipment associated with semiconductors such as packaging and testing.

The Fund has derived all disclosures contained in this document regarding the iShares® Semiconductor ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Semiconductor ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Semiconductor ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Semiconductor ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Semiconductor ETF could affect the value of the Fund’s investments with respect to the iShares® Semiconductor ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® Semiconductor ETF.

THE TRADR 2X SHORT SOXX MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® SEMICONDUCTOR ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Semiconductor ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Semiconductor ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from -200% of the calendar month return of the iShares® Semiconductor ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance monthly. This effect becomes more pronounced as the iShares® Semiconductor ETF volatility and holding periods increase. Fund performance for a period longer than a calendar month can be estimated given any set of assumptions for the following factors: (a) the iShares® Semiconductor ETF volatility; (b) the iShares® Semiconductor ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance over a one-year period. Actual volatility, the iShares® Semiconductor ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the iShares® Semiconductor ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the iShares® Semiconductor ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	7953.1%	7412.8%	5674.1%	3234.7%	681.4%	-100.0%	-100.0%
-90	180	3512.8%	3222.7%	2302.8%	1063.0%	-100.0%	-100.0%	-100.0%
-80	160	1350.6%	1208.7%	768.0%	206.9%	-100.0%	-100.0%	-100.0%
-70	140	699.8%	611.2%	340.2%	10.3%	-100.0%	-100.0%	-100.0%
-60	120	407.7%	346.0%	159.7%	-58.4%	-100.0%	-100.0%	-100.0%
-50	100	249.7%	203.9%	67.1%	-87.3%	-100.0%	-100.0%	-100.0%
-40	80	154.2%	118.7%	13.9%	-100.0%	-100.0%	-100.0%	-100.0%
-30	60	92.1%	63.7%	-19.1%	-100.0%	-100.0%	-100.0%	-99.5%
-20	40	49.4%	26.2%	-40.8%	-100.0%	-100.0%	-100.0%	-100.0%
-10	20	18.8%	-0.5%	-55.7%	-100.0%	-100.0%	-100.0%	-100.0%
0	0	-3.7%	-20.0%	-66.1%	-100.0%	-100.0%	-100.0%	-100.0%
10	-20	-20.8%	-34.7%	-73.8%	-100.0%	-100.0%	-100.0%	-100.0%
20	-40	-34.0%	-46.0%	-79.4%	-100.0%	-100.0%	-100.0%	-100.0%
30	-60	-44.4%	-54.8%	-83.7%	-100.0%	-100.0%	-100.0%	-100.0%
40	-80	-52.7%	-61.9%	-87.0%	-100.0%	-100.0%	-100.0%	-100.0%
50	-100	-59.4%	-67.5%	-89.5%	-100.0%	-100.0%	-100.0%	-100.0%
60	-120	-65.0%	-72.2%	-91.5%	-100.0%	-100.0%	-100.0%	-100.0%
70	-140	-69.5%	-76.0%	-93.1%	-100.0%	-100.0%	-100.0%	-100.0%
80	-160	-73.4%	-79.1%	-94.3%	-100.0%	-100.0%	-100.0%	-100.0%
90	-180	-76.6%	-81.8%	-95.4%	-100.0%	-100.0%	-100.0%	-100.0%
100	-200	-79.3%	-84.0%	-96.2%	-100.0%	-100.0%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.0% if the iShares® Semiconductor ETF provided no return over a one-year period during which the iShares® Semiconductor ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Semiconductor ETF's return is flat.  For instance, if the iShares® Semiconductor ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® Semiconductor ETF's return for the year was 0%.

The iShares® Semiconductor ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the iShares® Semiconductor ETF’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the iShares® Semiconductor ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical iShares® Semiconductor ETF volatility and performance are not indications of what the iShares® Semiconductor ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Semiconductor ETF may differ from the volatility of the iShares® Semiconductor ETF.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Intra-Calendar Month Investment Risk. The Fund seeks calendar month inverse investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar month until the time of investment by the investor. If the iShares® Semiconductor ETF gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the iShares® Semiconductor ETF loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than -200% inverse investment exposure to the iShares® Semiconductor ETF, depending upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the iShares® Semiconductor ETF experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Semiconductor ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the iShares® Semiconductor ETF during such calendar month.

In order to achieve a high degree of correlation with the iShares® Semiconductor ETF, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Semiconductor ETF may prevent the Fund from achieving a high degree of correlation with the iShares® Semiconductor ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Semiconductor ETF’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar month or at the end of the month and the likelihood of being materially under- or overexposed is higher on months when the iShares® Semiconductor ETF is volatile, particularly when the iShares® Semiconductor ETF is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Semiconductor ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Semiconductor ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Semiconductor ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the monthly performance of the Fund and changes in the performance of the iShares® Semiconductor ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Semiconductor ETF and may hinder the Fund’s ability to meet its monthly investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Semiconductor ETF that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Trading Halt Risk. Shares of the iShares® Semiconductor ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Semiconductor ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Semiconductor ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Semiconductor ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Semiconductor ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Semiconductor ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Semiconductor ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the iShares® Semiconductor ETF rises, which is the opposite result from that of traditional funds. A calendar month or intra-month increase in the performance of the iShares® Semiconductor ETF may result in the total loss or almost total loss of an investor’s investment, even if the iShares® Semiconductor ETF subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. the iShares® Semiconductor ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Semiconductor ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the iShares® Semiconductor ETF.

The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Equity Securities Risk. The value of the equity securities the iShares® Semiconductor ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® Semiconductor ETF holds participate or factors relating to specific companies in which the iShares® Semiconductor ETF invests. These can include stock movements, purchases or sales of securities by the iShares® Semiconductor ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® Semiconductor ETF’s equity investments.

Technology Sector Risk: The iShares® Semiconductor ETF may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the iShares® Semiconductor ETF’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Semiconductor Industry Risk. The iShares® Semiconductor ETF’s assets will be concentrated in the semiconductor industry, which means the iShares® Semiconductor ETF will be more affected by the performance of the semiconductor industry than a fund that is more diversified. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the iShares® Semiconductor ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

SUMMARY SECTION – Tradr 2X Short SOXX Monthly ETF

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [           , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[      ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Important Information About the Tradr 2X Long SOXX Quarterly ETF

The Tradr 2X Long SOXX Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the iShares® Semiconductor ETF. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the iShares® Semiconductor ETF for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® Semiconductor ETF for that period. Longer holding periods and higher volatility of the iShares® Semiconductor ETF increase the impact of compounding on an investor’s returns. During periods of higher the iShares® Semiconductor ETF volatility, the volatility of the iShares® Semiconductor ETF may affect the Fund’s return as much as, or more than, the return of the iShares® Semiconductor ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the iShares® Semiconductor ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Semiconductor ETF’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long SOXX Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the iShares® Semiconductor ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the iShares® Semiconductor ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the iShares® Semiconductor ETF for a full calendar quarter, and not for any other period, by entering into one or more swaps on the iShares® Semiconductor ETF. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Semiconductor ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Semiconductor ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® Semiconductor ETF’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® Semiconductor ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the equity securities of the 30 largest U.S.-listed companies that are classified within the semiconductors industry as determined by the index provider. Companies classified by the index provider as within the semiconductors industry include companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. The semiconductors industry also includes companies that provide services or equipment associated with semiconductors such as packaging and testing.

The Fund has derived all disclosures contained in this document regarding the iShares® Semiconductor ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Semiconductor ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Semiconductor ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Semiconductor ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Semiconductor ETF could affect the value of the Fund’s investments with respect to the iShares® Semiconductor ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® Semiconductor ETF.

THE TRADR 2X LONG SOXX QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® SEMICONDUCTOR ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Semiconductor ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Semiconductor ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® Semiconductor ETF. Because the Fund includes a multiplier of two times (200%) the iShares® Semiconductor ETF, a full calendar quarter movement in the iShares® Semiconductor ETF approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® Semiconductor ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the iShares® Semiconductor ETF, even if the iShares® Semiconductor ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the iShares® Semiconductor ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the iShares® Semiconductor ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the iShares® Semiconductor ETF volatility; (b) the iShares® Semiconductor ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance over a one-year period. Actual volatility, the iShares® Semiconductor ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the iShares® Semiconductor ETF and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the iShares® Semiconductor ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the iShares® Semiconductor ETF provided no return over a one-year period during which the iShares® Semiconductor ETF] experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Semiconductor ETF 's return is flat.  For instance, if the iShares® Semiconductor ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® Semiconductor ETF's return for the year was 0%.

The iShares® Semiconductor ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the iShares® Semiconductor ETF’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the iShares® Semiconductor ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical iShares® Semiconductor ETF volatility and performance are not indications of what the iShares® Semiconductor ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Semiconductor ETF may differ from the volatility of the iShares® Semiconductor ETF.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar quarter until the time of investment by the investor. If the iShares® Semiconductor ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® Semiconductor ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® Semiconductor ETF, depending upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the iShares® Semiconductor ETF experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Semiconductor ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® Semiconductor ETF during such calendar quarter.

In order to achieve a high degree of correlation with the iShares® Semiconductor ETF, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Semiconductor ETF may prevent the Fund from achieving a high degree of correlation with the iShares® Semiconductor ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Semiconductor ETF’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the iShares® Semiconductor ETF is volatile, particularly when the iShares® Semiconductor ETF is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Semiconductor ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Semiconductor ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Semiconductor ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the iShares® Semiconductor ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Semiconductor ETF and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Semiconductor ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Trading Halt Risk. Shares of the iShares® Semiconductor ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Semiconductor ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Semiconductor ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Semiconductor ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Semiconductor ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Semiconductor ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Semiconductor ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the iShares® Semiconductor ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Semiconductor ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the iShares® Semiconductor ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the iShares® Semiconductor ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® Semiconductor ETF holds participate or factors relating to specific companies in which the iShares® Semiconductor ETF invests. These can include stock movements, purchases or sales of securities by the iShares® Semiconductor ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® Semiconductor ETF’s equity investments.

Technology Sector Risk: The iShares® Semiconductor ETF may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the iShares® Semiconductor ETF’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Semiconductor Industry Risk. The iShares® Semiconductor ETF’s assets will be concentrated in the semiconductor industry, which means the iShares® Semiconductor ETF will be more affected by the performance of the semiconductor industry than a fund that is more diversified. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the iShares® Semiconductor ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [          , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[        ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

SUMMARY SECTION – Tradr 2X Long SOXX Quarterly ETF

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Important Information About the Tradr 2X Short SOXX Quarterly ETF

The Tradr 2X Short SOXX Quarterly ETF (the “Fund”) seeks calendar quarter inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar quarter performance of the iShares® Semiconductor ETF. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be -200% of the performance of the iShares® Semiconductor ETF for the period. The return of the Fund for a period longer than a calendar quarter will be the result of each calendar quarter’s compounded return over the period, which will very likely differ from -200% of the return of the iShares® Semiconductor ETF for that period. Longer holding periods and higher volatility of the iShares® Semiconductor ETF increase the impact of compounding on an investor’s returns. During periods of higher the iShares® Semiconductor ETF volatility, the volatility of the iShares® Semiconductor ETF may affect the Fund’s return as much as, or more than, the return of the iShares® Semiconductor ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the iShares® Semiconductor ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Semiconductor ETF’s performance decreases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Short SOXX Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar quarter performance of the iShares® Semiconductor ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.% for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar quarter performance of the iShares® Semiconductor ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, -200% performance of the iShares® Semiconductor ETF for a full calendar quarter, and not for any other period, by entering into one or more swaps on the iShares® Semiconductor ETF. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Semiconductor ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Semiconductor ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the iShares® Semiconductor ETF’s quarterly returns, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® Semiconductor ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the equity securities of the 30 largest U.S.-listed companies that are classified within the semiconductors industry as determined by the index provider. Companies classified by the index provider as within the semiconductors industry include companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. The semiconductors industry also includes companies that provide services or equipment associated with semiconductors such as packaging and testing.

The Fund has derived all disclosures contained in this document regarding the iShares® Semiconductor ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Semiconductor ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Semiconductor ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Semiconductor ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Semiconductor ETF could affect the value of the Fund’s investments with respect to the iShares® Semiconductor ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® Semiconductor ETF.

THE TRADR 2X SHORT SOXX QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® SEMICONDUCTOR ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Semiconductor ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Semiconductor ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from -200% of the calendar quarter return of the iShares® Semiconductor ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance quarterly. This effect becomes more pronounced as the iShares® Semiconductor ETF volatility and holding periods increase. Fund performance for a period longer than a calendar quarter can be estimated given any set of assumptions for the following factors: (a) the iShares® Semiconductor ETF volatility; (b) the iShares® Semiconductor ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance over a one-year period. Actual volatility, the iShares® Semiconductor ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the iShares® Semiconductor ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the iShares® Semiconductor ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	1684.2%	1661.2%	1591.2%	1487.6%	1357.5%	1205.9%	1040.3%
-90	180	1137.5%	1115.4%	1048.3%	950.6%	830.3%	693.8%	549.5%
-80	160	662.5%	642.5%	582.7%	497.7%	396.5%	286.7%	177.5%
-70	140	431.2%	413.3%	360.0%	285.9%	200.5%	111.9%	29.4%
-60	120	292.0%	275.7%	228.1%	163.3%	91.1%	19.7%	-41.8%
-50	100	199.1%	184.4%	141.7%	85.0%	23.9%	-33.3%	-77.6%
-40	80	133.4%	120.0%	81.7%	32.0%	-19.6%	-64.7%	-95.0%
-30	60	85.0%	72.8%	38.4%	-5.2%	-48.5%	-83.3%	-100.0%
-20	40	48.3%	37.2%	6.2%	-31.9%	-67.9%	-94.0%	-100.0%
-10	20	19.9%	9.8%	-18.0%	-51.3%	-81.0%	-99.4%	-99.8%
0	0	-2.4%	-11.6%	-36.6%	-65.5%	-89.6%	-100.0%	-95.0%
10	-20	-20.2%	-28.6%	-51.1%	-76.0%	-95.1%	-100.0%	-89.2%
20	-40	-34.5%	-42.2%	-62.3%	-83.7%	-98.5%	-99.9%	-82.9%
30	-60	-46.1%	-53.1%	-71.1%	-89.3%	-100.0%	-97.5%	-76.7%
40	-80	-55.6%	-62.0%	-78.0%	-93.4%	-100.0%	-94.6%	-70.7%
50	-100	-63.4%	-69.2%	-83.4%	-96.2%	-100.0%	-91.4%	-65.2%
60	-120	-69.8%	-75.1%	-87.6%	-98.1%	-100.0%	-88.2%	-60.3%
70	-140	-75.1%	-79.9%	-90.9%	-99.3%	-98.9%	-85.1%	-56.0%
80	-160	-79.5%	-83.8%	-93.5%	-100.0%	-97.6%	-82.1%	-52.5%
90	-180	-83.2%	-87.0%	-95.5%	-100.0%	-96.2%	-79.5%	-49.7%
100	-200	-86.2%	-89.7%	-96.9%	-100.0%	-94.7%	-77.1%	-47.7%

The foregoing table is intended to isolate the effect of the iShares® Semiconductor ETF volatility and the iShares® Semiconductor ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 11.6% if the iShares® Semiconductor ETF provided no return over a one-year period during which the iShares® Semiconductor ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Semiconductor ETF's return is flat.  For instance, if the iShares® Semiconductor ETF's annualized volatility is 150%, the Fund would be expected to lose 95.0% of its value, even if the cumulative iShares® Semiconductor ETF's return for the year was 0%.

The iShares® Semiconductor ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the iShares® Semiconductor ETF’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the iShares® Semiconductor ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical iShares® Semiconductor ETF volatility and performance are not indications of what the iShares® Semiconductor ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Semiconductor ETF may differ from the volatility of the iShares® Semiconductor ETF.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter inverse investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar quarter until the time of investment by the investor. If the iShares® Semiconductor ETF gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the iShares® Semiconductor ETF loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than -200% inverse investment exposure to the iShares® Semiconductor ETF, depending upon the movement of the iShares® Semiconductor ETF from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the iShares® Semiconductor ETF experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Semiconductor ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the iShares® Semiconductor ETF during such calendar quarter.

In order to achieve a high degree of correlation with the iShares® Semiconductor ETF, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Semiconductor ETF may prevent the Fund from achieving a high degree of correlation with the iShares® Semiconductor ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Semiconductor ETF’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar quarter or at the end of the quarter and the likelihood of being materially under- or overexposed is higher on quarters when the iShares® Semiconductor ETF is volatile, particularly when the iShares® Semiconductor ETF is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Semiconductor ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Semiconductor ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Semiconductor ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the quarterly performance of the Fund and changes in the performance of the iShares® Semiconductor ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Semiconductor ETF and may hinder the Fund’s ability to meet its quarterly investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Semiconductor ETF that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Trading Halt Risk. Shares of the iShares® Semiconductor ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Semiconductor ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Semiconductor ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Semiconductor ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Semiconductor ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Semiconductor ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Semiconductor ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the iShares® Semiconductor ETF rises, which is the opposite result from that of traditional funds. A calendar quarter or intra-quarter increase in the performance of the iShares® Semiconductor ETF may result in the total loss or almost total loss of an investor’s investment, even if the iShares® Semiconductor ETF subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. the iShares® Semiconductor ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Semiconductor ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the iShares® Semiconductor ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Semiconductor ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Equity Securities Risk. The value of the equity securities the iShares® Semiconductor ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® Semiconductor ETF holds participate or factors relating to specific companies in which the iShares® Semiconductor ETF invests. These can include stock movements, purchases or sales of securities by the iShares® Semiconductor ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® Semiconductor ETF’s equity investments.

Technology Sector Risk: The iShares® Semiconductor ETF may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the iShares® Semiconductor ETF’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Semiconductor Industry Risk. The iShares® Semiconductor ETF’s assets will be concentrated in the semiconductor industry, which means the iShares® Semiconductor ETF will be more affected by the performance of the semiconductor industry than a fund that is more diversified. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the iShares® Semiconductor ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [          , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[         ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

SUMMARY SECTION – Tradr 2X Short SOXX Quarterly ETF

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Important Information About the Tradr 2X Long FXI Weekly ETF

The Tradr 2X Long FXI Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the iShares® China Large-Cap ETF. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of iShares® China Large-Cap ETF for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of iShares® China Large-Cap ETF for that period. Longer holding periods and higher volatility of iShares® China Large-Cap ETF increase the impact of compounding on an investor’s returns. During periods of higher iShares® China Large-Cap ETF volatility, the volatility of iShares® China Large-Cap ETF may affect the Fund’s return as much as, or more than, the return of iShares® China Large-Cap ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the iShares® China Large-Cap ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® China Large-Cap ETF’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long FXI Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the iShares® China Large-Cap ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the iShares® China Large-Cap ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the iShares® China Large-Cap ETF for a full calendar week, and not for any other period, by entering into one or more swaps on the iShares® China Large-Cap ETF. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® China Large-Cap ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® China Large-Cap ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® China Large-Cap ETF’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® China Large-Cap ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® China Large-Cap ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the largest companies in the Chinese equity market that trade on the Stock Exchange of Hong Kong (SEHK) and are available to international investors, as determined by the index provider. The underlying index consists of 50 of the largest and most actively traded Chinese companies. H-Shares, P-Chips and Red-Chips are eligible for inclusion in the underlying index.

The Fund has derived all disclosures contained in this document regarding the iShares® China Large-Cap ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® China Large-Cap ETF. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® China Large-Cap ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® China Large-Cap ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® China Large-Cap ETF could affect the value of the Fund’s investments with respect to the iShares® China Large-Cap ETF and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the iShares® China Large-Cap ETF.

THE TRADR 2X LONG FXI WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® CHINA LARGE-CAP ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® China Large-Cap ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® China Large-Cap ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® China Large-Cap ETF. Because the Fund includes a multiplier of two times (200%) the iShares® China Large-Cap ETF, a full calendar week movement in the iShares® China Large-Cap ETF approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® China Large-Cap ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the iShares® China Large-Cap ETF, even if the iShares® China Large-Cap ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the iShares® China Large-Cap ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the iShares® China Large-Cap ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the iShares® China Large-Cap ETF volatility; (b) the iShares® China Large-Cap ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e)other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® China Large-Cap ETF volatility and the iShares® China Large-Cap ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® China Large-Cap ETF volatility and the iShares® China Large-Cap ETF performance over a one-year period. Actual volatility, the iShares® China Large-Cap ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® China Large-Cap ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® China Large-Cap ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

	200% of One	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the iShares® China Large-Cap ETF volatility and the iShares® China Large-Cap ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the iShares® China Large-Cap ETF provided no return over a one-year period during which the iShares® China Large-Cap ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® China Large-Cap ETF's return is flat.  For instance, if the iShares® China Large-Cap ETF's annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative iShares® China Large-Cap ETF's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

The iShares® China Large-Cap ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the iShares® China Large-Cap ETF’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the iShares® China Large-Cap ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical iShares® China Large-Cap ETF volatility and performance are not indications of what the iShares® China Large-Cap ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® China Large-Cap ETF may differ from the volatility of the iShares® China Large-Cap ETF.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the iShares® China Large-Cap ETF from the end of the prior calendar week until the time of investment by the investor. If the iShares® China Large-Cap ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® China Large-Cap ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® China Large-Cap ETF, depending upon the movement of the iShares® China Large-Cap ETF from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the iShares® China Large-Cap ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® China Large-Cap ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® China Large-Cap ETF during such calendar week.

In order to achieve a high degree of correlation with the iShares® China Large-Cap ETF, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® China Large-Cap ETF may prevent the Fund from achieving a high degree of correlation with the iShares® China Large-Cap ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® China Large-Cap ETF’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the iShares® China Large-Cap ETF is volatile, particularly when the iShares® China Large-Cap ETF is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® China Large-Cap ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® China Large-Cap ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® China Large-Cap ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the iShares® China Large-Cap ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® China Large-Cap ETF and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® China Large-Cap ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Trading Halt Risk. Shares of the iShares® China Large-Cap ETF are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® China Large-Cap ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® China Large-Cap ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® China Large-Cap ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® China Large-Cap ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® China Large-Cap ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® China Large-Cap ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The iShares® China Large-Cap ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® China Large-Cap ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® China Large-Cap ETF

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® China Large-Cap ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Risks Associated with China. The iShares® China Large-Cap ETF invest in Chinese companies. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the iShares® China Large-Cap ETF invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the iShares® China Large-Cap ETF. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

Equity Securities Risk. The value of the equity securities the iShares® China Large-Cap ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® China Large-Cap ETF holds participate or factors relating to specific companies in which the iShares® China Large-Cap ETF invests. These can include stock movements, purchases or sales of securities by the iShares® China Large-Cap ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® China Large-Cap ETF’s equity investments.

Consumer Discretionary Sector Risk. The iShares® China Large-Cap ETF may invest in companies in the consumer discretionary sector. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

Financials Sector Risk. The iShares® China Large-Cap ETF may invest in companies in the financial sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Technology Sector Risk: The iShares® China Large-Cap ETF may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the iShares® China Large-Cap ETF’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Foreign Securities Risk. The iShares® China Large-Cap ETF’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Emerging Market Securities Risk. The iShares® China Large-Cap ETF’s investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the iShares® China Large-Cap ETF is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Currency Risk. The iShares® China Large-Cap ETF’s net asset value is determined on the basis of the U.S. dollar, therefore, the iShares® China Large-Cap ETF may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the iShares® China Large-Cap ETF’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the iShares® China Large-Cap ETF. The iShares® China Large-Cap ETF may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the iShares® China Large-Cap ETF’s performance, including because any delay could result in the iShares® China Large-Cap ETF missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the iShares® China Large-Cap ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [_____, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[       ].com.

SUMMARY SECTION – Tradr 2X Long FXI Weekly ETF

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Important Information About the Tradr 2X Long FXI Monthly ETF

The Tradr 2X Long FXI Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of the iShares® China Large-Cap ETF. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the iShares® China Large-Cap ETF for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® China Large-Cap ETF for that period. Longer holding periods and higher volatility of the iShares® China Large-Cap ETF increase the impact of compounding on an investor’s returns. During periods of higher the iShares® China Large-Cap ETF volatility, the volatility of the iShares® China Large-Cap ETF may affect the Fund’s return as much as, or more than, the return of the iShares® China Large-Cap ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the iShares® China Large-Cap ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® China Large-Cap ETF’s performance increases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Long FXI Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the iShares® China Large-Cap ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025].

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of the iShares® China Large-Cap ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the iShares® China Large-Cap ETF for a full calendar month, and not for any other period, by entering into one or more swaps on the iShares® China Large-Cap ETF. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® China Large-Cap ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® China Large-Cap ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® China Large-Cap ETF’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® China Large-Cap ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® China Large-Cap ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the largest companies in the Chinese equity market that trade on the Stock Exchange of Hong Kong (SEHK) and are available to international investors, as determined by the index provider. The underlying index consists of 50 of the largest and most actively traded Chinese companies. H-Shares, P-Chips and Red-Chips are eligible for inclusion in the underlying index.

The Fund has derived all disclosures contained in this document regarding the iShares® China Large-Cap ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® China Large-Cap ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® China Large-Cap ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® China Large-Cap ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® China Large-Cap ETF could affect the value of the Fund’s investments with respect to the iShares® China Large-Cap ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® China Large-Cap ETF.

THE TRADR 2X LONG FXI MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® CHINA LARGE-CAP ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® China Large-Cap ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® China Large-Cap ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® China Large-Cap ETF. Because the Fund includes a multiplier of two times (200%) the iShares® China Large-Cap ETF, a full calendar month movement in the iShares® China Large-Cap ETF approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® China Large-Cap ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the iShares® China Large-Cap ETF, even if the iShares® China Large-Cap ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the iShares® China Large-Cap ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the iShares® China Large-Cap ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the iShares® China Large-Cap ETF volatility; (b) the iShares® China Large-Cap ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® China Large-Cap ETF volatility and the iShares® China Large-Cap ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® China Large-Cap ETF volatility and the iShares® China Large-Cap ETF performance over a one-year period. Actual volatility, the iShares® China Large-Cap ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® China Large-Cap ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® China Large-Cap ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

	200% of One	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

The foregoing table is intended to isolate the effect of the iShares® China Large-Cap ETF volatility and the iShares® China Large-Cap ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the iShares® China Large-Cap ETF provided no return over a one-year period during which the iShares® China Large-Cap ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® China Large-Cap ETF's return is flat.  For instance, if the iShares® China Large-Cap ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® China Large-Cap ETF's return for the year was 0%.

The iShares® China Large-Cap ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was []%. the iShares® China Large-Cap ETF’s highest volatility rate for any one calendar year during the five-year period was []%. the iShares® China Large-Cap ETF’s annualized total return performance for the five-year period ended December 31, 2023 was []%. Historical iShares® China Large-Cap ETF volatility and performance are not indications of what the iShares® China Large-Cap ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® China Large-Cap ETF may differ from the volatility of the iShares® China Large-Cap ETF.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the iShares® China Large-Cap ETF from the end of the prior calendar month until the time of investment by the investor. If the iShares® China Large-Cap ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® China Large-Cap ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® China Large-Cap ETF, depending upon the movement of the iShares® China Large-Cap ETF from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the iShares® China Large-Cap ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® China Large-Cap ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® China Large-Cap ETF during such calendar month.

In order to achieve a high degree of correlation with the iShares® China Large-Cap ETF, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® China Large-Cap ETF may prevent the Fund from achieving a high degree of correlation with the iShares® China Large-Cap ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® China Large-Cap ETF’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the iShares® China Large-Cap ETF is volatile, particularly when the iShares® China Large-Cap ETF is volatile at or near the close of the trading month.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

A number of other factors may also adversely affect the Fund’s correlation with the iShares® China Large-Cap ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® China Large-Cap ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® China Large-Cap ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the iShares® China Large-Cap ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® China Large-Cap ETF and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® China Large-Cap ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the iShares® China Large-Cap ETF are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® China Large-Cap ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® China Large-Cap ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® China Large-Cap ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® China Large-Cap ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® China Large-Cap ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® China Large-Cap ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The iShares® China Large-Cap ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® China Large-Cap ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® China Large-Cap ETF.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® China Large-Cap ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Risks Associated with China. The iShares® China Large-Cap ETF invest in Chinese companies. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the iShares® China Large-Cap ETF invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the iShares® China Large-Cap ETF. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

Equity Securities Risk. The value of the equity securities the iShares® China Large-Cap ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® China Large-Cap ETF holds participate or factors relating to specific companies in which the iShares® China Large-Cap ETF invests. These can include stock movements, purchases or sales of securities by the iShares® China Large-Cap ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® China Large-Cap ETF’s equity investments.

Consumer Discretionary Sector Risk. The iShares® China Large-Cap ETF may invest in companies in the consumer discretionary sector. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

Financials Sector Risk. The iShares® China Large-Cap ETF may invest in companies in the financial sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Technology Sector Risk: The iShares® China Large-Cap ETF may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the iShares® China Large-Cap ETF’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Foreign Securities Risk. The iShares® China Large-Cap ETF’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Emerging Market Securities Risk. The iShares® China Large-Cap ETF’s investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the iShares® China Large-Cap ETF is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Currency Risk. The iShares® China Large-Cap ETF’s net asset value is determined on the basis of the U.S. dollar, therefore, the iShares® China Large-Cap ETF may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the iShares® China Large-Cap ETF’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the iShares® China Large-Cap ETF. The iShares® China Large-Cap ETF may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the iShares® China Large-Cap ETF’s performance, including because any delay could result in the iShares® China Large-Cap ETF missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the iShares® China Large-Cap ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers
Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [_____, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long FXI Monthly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[        ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Important Information About the Tradr 2X Long FXI Quarterly ETF

The Tradr 2X Long FXI Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the iShares® China Large-Cap ETF. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the iShares® China Large-Cap ETF for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® China Large-Cap ETF for that period. Longer holding periods and higher volatility of the iShares® China Large-Cap ETF increase the impact of compounding on an investor’s returns. During periods of higher the iShares® China Large-Cap ETF volatility, the volatility of the iShares® China Large-Cap ETF may affect the Fund’s return as much as, or more than, the return of the iShares® China Large-Cap ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the iShares® China Large-Cap ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® China Large-Cap ETF’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long FXI Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the iShares® China Large-Cap ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the iShares® China Large-Cap ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the iShares® China Large-Cap ETF for a full calendar quarter, and not for any other period, by entering into one or more swaps on the iShares® China Large-Cap ETF. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® China Large-Cap ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® China Large-Cap ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® China Large-Cap ETF’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® China Large-Cap ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® China Large-Cap ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the largest companies in the Chinese equity market that trade on the Stock Exchange of Hong Kong (SEHK) and are available to international investors, as determined by the index provider. The underlying index consists of 50 of the largest and most actively traded Chinese companies. H-Shares, P-Chips and Red-Chips are eligible for inclusion in the underlying index.

The Fund has derived all disclosures contained in this document regarding the iShares® China Large-Cap ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® China Large-Cap ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® China Large-Cap ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® China Large-Cap ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® China Large-Cap ETF could affect the value of the Fund’s investments with respect to the iShares® China Large-Cap ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® China Large-Cap ETF.

THE TRADR 2X LONG FXI QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® CHINA LARGE-CAP ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® China Large-Cap ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® China Large-Cap ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® China Large-Cap ETF. Because the Fund includes a multiplier of two times (200%) the iShares® China Large-Cap ETF, a full calendar quarter movement in the iShares® China Large-Cap ETF approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® China Large-Cap ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the iShares® China Large-Cap ETF, even if the iShares® China Large-Cap ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the iShares® China Large-Cap ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the iShares® China Large-Cap ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the iShares® China Large-Cap ETF volatility; (b) the iShares® China Large-Cap ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® China Large-Cap ETF volatility and the iShares® China Large-Cap ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® China Large-Cap ETF volatility and the iShares® China Large-Cap ETF performance over a one-year period. Actual volatility, the iShares® China Large-Cap ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the iShares® China Large-Cap ETF and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the iShares® China Large-Cap ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

	200% of One	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the iShares® China Large-Cap ETF volatility and the iShares® China Large-Cap ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the iShares® China Large-Cap ETF provided no return over a one-year period during which the iShares® China Large-Cap ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® China Large-Cap ETF's return is flat. For instance, if the iShares® China Large-Cap ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® China Large-Cap ETF's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

The iShares® China Large-Cap ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the iShares® China Large-Cap ETF’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the iShares® China Large-Cap ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical iShares® China Large-Cap ETF volatility and performance are not indications of what the iShares® China Large-Cap ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® China Large-Cap ETF may differ from the volatility of the iShares® China Large-Cap ETF.

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the iShares® China Large-Cap ETF from the end of the prior calendar quarter until the time of investment by the investor. If the iShares® China Large-Cap ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® China Large-Cap ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® China Large-Cap ETF, depending upon the movement of the iShares® China Large-Cap ETF from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the iShares® China Large-Cap ETF experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® China Large-Cap ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® China Large-Cap ETF during such calendar quarter.

In order to achieve a high degree of correlation with the iShares® China Large-Cap ETF, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® China Large-Cap ETF may prevent the Fund from achieving a high degree of correlation with the iShares® China Large-Cap ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® China Large-Cap ETF’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the iShares® China Large-Cap ETF is volatile, particularly when the iShares® China Large-Cap ETF is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® China Large-Cap ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® China Large-Cap ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® China Large-Cap ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the iShares® China Large-Cap ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® China Large-Cap ETF and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® China Large-Cap ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the iShares® China Large-Cap ETF are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® China Large-Cap ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® China Large-Cap ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® China Large-Cap ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® China Large-Cap ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® China Large-Cap ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® China Large-Cap ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The iShares® China Large-Cap ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® China Large-Cap ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® China Large-Cap ETF

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® China Large-Cap ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Risks Associated with China. The iShares® China Large-Cap ETF invest in Chinese companies. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the iShares® China Large-Cap ETF invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the iShares® China Large-Cap ETF. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

Equity Securities Risk. The value of the equity securities the iShares® China Large-Cap ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® China Large-Cap ETF holds participate or factors relating to specific companies in which the iShares® China Large-Cap ETF invests. These can include stock movements, purchases or sales of securities by the iShares® China Large-Cap ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® China Large-Cap ETF’s equity investments.

Consumer Discretionary Sector Risk. The iShares® China Large-Cap ETF may invest in companies in the consumer discretionary sector. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

Financials Sector Risk. The iShares® China Large-Cap ETF may invest in companies in the financial sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Technology Sector Risk: The iShares® China Large-Cap ETF may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the iShares® China Large-Cap ETF’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Foreign Securities Risk. The iShares® China Large-Cap ETF’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Emerging Market Securities Risk. The iShares® China Large-Cap ETF’s investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the iShares® China Large-Cap ETF is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Currency Risk. The iShares® China Large-Cap ETF’s net asset value is determined on the basis of the U.S. dollar, therefore, the iShares® China Large-Cap ETF may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the iShares® China Large-Cap ETF’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the iShares® China Large-Cap ETF. The iShares® China Large-Cap ETF may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the iShares® China Large-Cap ETF’s performance, including because any delay could result in the iShares® China Large-Cap ETF missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the iShares® China Large-Cap ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

SUMMARY SECTION – Tradr 2X Long FXI Quarterly ETF

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [_______, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[         ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Important Information About the Tradr 2X Long IWM Weekly ETF

The Tradr 2X Long IWM Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the iShares® Russell 2000 ETF. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of iShares® Russell 2000 ETF for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of iShares® Russell 2000 ETF for that period. Longer holding periods and higher volatility of iShares® Russell 2000 ETF increase the impact of compounding on an investor’s returns. During periods of higher iShares® Russell 2000 ETF volatility, the volatility of iShares® Russell 2000 ETF may affect the Fund’s return as much as, or more than, the return of iShares® Russell 2000 ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the iShares® Russell 2000 ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Russell 2000 ETF’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long IWM Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the iShares® Russell 2000 ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the iShares® Russell 2000 ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the iShares® Russell 2000 ETF for a full calendar week, and not for any other period, by entering into one or more swaps on the iShares® Russell 2000 ETF. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Russell 2000 ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Russell 2000 ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® Russell 2000 ETF’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Russell 2000 ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® Russell 2000 ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the small-capitalization sector of the U.S. equity market, as defined by the index provider.

The Fund has derived all disclosures contained in this document regarding the iShares® Russell 2000 ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Russell 2000 ETF. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Russell 2000 ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Russell 2000 ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Russell 2000 ETF could affect the value of the Fund’s investments with respect to the iShares® Russell 2000 ETF and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the iShares® Russell 2000 ETF.

THE TRADR 2X LONG IWM WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® RUSSELL 2000 ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Russell 2000 ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Russell 2000 ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® Russell 2000 ETF. Because the Fund includes a multiplier of two times (200%) the iShares® Russell 2000 ETF, a full calendar week movement in the iShares® Russell 2000 ETF approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® Russell 2000 ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the iShares® Russell 2000 ETF, even if the iShares® Russell 2000 ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the iShares® Russell 2000 ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the iShares® Russell 2000 ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the iShares® Russell 2000 ETF volatility; (b) the iShares® Russell 2000 ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Russell 2000 ETF volatility and the iShares® Russell 2000 ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Russell 2000 ETF volatility and the iShares® Russell 2000 ETF performance over a one-year period. Actual volatility, the iShares® Russell 2000 ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® Russell 2000 ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® Russell 2000 ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

	200% of One	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the iShares® Russell 2000 ETF volatility and the iShares® Russell 2000 ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the iShares® Russell 2000 ETF provided no return over a one-year period during which the iShares® Russell 2000 ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Russell 2000 ETF's return is flat.  For instance, if the iShares® Russell 2000 ETF's annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative iShares® Russell 2000 ETF's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

The iShares® Russell 2000 ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. The iShares® Russell 2000 ETF’s highest volatility rate for any one calendar year during the five-year period was [    ]%. the iShares® Russell 2000 ETF’s annualize total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical iShares® Russell 2000 ETF volatility and performance are not indications of what the iShares® Russell 2000 ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Russell 2000 ETF may differ from the volatility of the iShares® Russell 2000 ETF.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the iShares® Russell 2000 ETF from the end of the prior calendar week until the time of investment by the investor. If the iShares® Russell 2000 ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® Russell 2000 ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® Russell 2000 ETF, depending upon the movement of the iShares® Russell 2000 ETF from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the iShares® Russell 2000 ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Russell 2000 ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® Russell 2000 ETF during such calendar week.

In order to achieve a high degree of correlation with the iShares® Russell 2000 ETF, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Russell 2000 ETF may prevent the Fund from achieving a high degree of correlation with the iShares® Russell 2000 ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Russell 2000 ETF’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the iShares® Russell 2000 ETF is volatile, particularly when the iShares® Russell 2000 ETF is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Russell 2000 ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Russell 2000 ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Russell 2000 ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the iShares® Russell 2000 ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Russell 2000 ETF and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Russell 2000 ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Trading Halt Risk. Shares of the iShares® Russell 2000 ETF are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Russell 2000 ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Russell 2000 ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Russell 2000 ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Russell 2000 ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Russell 2000 ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Russell 2000 ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The iShares® Russell 2000 ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Russell 2000 ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® Russell 2000 ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Russell 2000 ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the iShares® Russell 2000 ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® Russell 2000 ETF holds participate or factors relating to specific companies in which the iShares® Russell 2000 ETF invests. These can include stock movements, purchases or sales of securities by the iShares® Russell 2000 ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® Russell 2000 ETF’s equity investments.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Financials Sector Risk. The iShares® Russell 2000 ETF may invest in companies in the financial sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Health Care Sector Risk. The iShares® Russell 2000 ETF may invest in companies in the health care sector. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers.

Industrials Sector Risk. The iShares® Russell 2000 ETF may invest in companies in the industrials sector. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrials sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Small-Cap Company Risk. The iShares® Russell 2000 ETF invest in small-cap companies. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the iShares® Russell 2000 ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [___, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long IWM Weekly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[           ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Important Information About the Tradr 2X Long IWM Monthly ETF

The Tradr 2X Long IWM Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of the iShares® Russell 2000 ETF. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the iShares® Russell 2000 ETF for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® Russell 2000 ETF for that period. Longer holding periods and higher volatility of the iShares® Russell 2000 ETF increase the impact of compounding on an investor’s returns. During periods of higher iShares® Russell 2000 ETF volatility, the volatility of the iShares® Russell 2000 ETF may affect the Fund’s return as much as, or more than, the return of the iShares® Russell 2000 ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the iShares® Russell 2000 ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Russell 2000 ETF’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long IWM Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the iShares® Russell 2000 ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025].

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the iShares® Russell 2000 ETF for a full calendar month, and not for any other period, by entering into one or more swaps on the iShares® Russell 2000 ETF. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Russell 2000 ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Russell 2000 ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® Russell 2000 ETF’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Russell 2000 ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® Russell 2000 ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the small-capitalization sector of the U.S. equity market, as defined by the index provider.

The Fund has derived all disclosures contained in this document regarding the iShares® Russell 2000 ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Russell 2000 ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Russell 2000 ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Russell 2000 ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Russell 2000 ETF could affect the value of the Fund’s investments with respect to the iShares® Russell 2000 ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® Russell 2000 ETF.

THE TRADR 2X LONG IWM MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® RUSSELL 2000 ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Russell 2000 ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Russell 2000 ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® Russell 2000 ETF. Because the Fund includes a multiplier of two times (200%) the iShares® Russell 2000 ETF, a full calendar month movement in the iShares® Russell 2000 ETF approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® Russell 2000 ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the iShares® Russell 2000 ETF, even if the iShares® Russell 2000 ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the iShares® Russell 2000 ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the iShares® Russell 2000 ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the iShares® Russell 2000 ETF volatility; (b) the iShares® Russell 2000 ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and I other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Russell 2000 ETF volatility and the iShares® Russell 2000 ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Russell 2000 ETF volatility and the iShares® Russell 2000 ETF performance over a one-year period. Actual volatility, the iShares® Russell 2000 ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® Russell 2000 ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® Russell 2000 ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

	200% of One	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of the iShares® Russell 2000 ETF volatility and the iShares® Russell 2000 ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the iShares® Russell 2000 ETF provided no return over a one-year period during which the iShares® Russell 2000 ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if iShares® Russell 2000 ETF's return is flat.  For instance, if the iShares® Russell 2000 ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® Russell 2000 ETF's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

The iShares® Russell 2000 ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the iShares® Russell 2000 ETF’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the iShares® Russell 2000 ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical iShares® Russell 2000 ETF volatility and performance are not indications of what the iShares® Russell 2000 ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Russell 2000 ETF may differ from the volatility of the iShares® Russell 2000 ETF.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the iShares® Russell 2000 ETF from the end of the prior calendar month until the time of investment by the investor. If the iShares® Russell 2000 ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® Russell 2000 ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® Russell 2000 ETF, depending upon the movement of the iShares® Russell 2000 ETF from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the iShares® Russell 2000 ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Russell 2000 ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® Russell 2000 ETF during such calendar month.

In order to achieve a high degree of correlation with the iShares® Russell 2000 ETF, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Russell 2000 ETF may prevent the Fund from achieving a high degree of correlation with the iShares® Russell 2000 ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Russell 2000 ETF’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the iShares® Russell 2000 ETF is volatile, particularly when the iShares® Russell 2000 ETF is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Russell 2000 ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Russell 2000 ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Russell 2000 ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the iShares® Russell 2000 ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Russell 2000 ETF and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Russell 2000 ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Trading Halt Risk. Shares of the iShares® Russell 2000 ETF are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Russell 2000 ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Russell 2000 ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Russell 2000 ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Russell 2000 ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Russell 2000 ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Russell 2000 ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The iShares® Russell 2000 ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Russell 2000 ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® Russell 2000 ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Russell 2000 ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the iShares® Russell 2000 ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® Russell 2000 ETF holds participate or factors relating to specific companies in which the iShares® Russell 2000 ETF invests. These can include stock movements, purchases or sales of securities by the iShares® Russell 2000 ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® Russell 2000 ETF’s equity investments.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Financials Sector Risk. The iShares® Russell 2000 ETF may invest in companies in the financial sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Health Care Sector Risk. The iShares® Russell 2000 ETF may invest in companies in the health care sector. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers.

Industrials Sector Risk. The iShares® Russell 2000 ETF may invest in companies in the industrials sector. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrials sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Small-Cap Company Risk. The iShares® Russell 2000 ETF invest in small-cap companies. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the iShares® Russell 2000 ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [___, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long IWM Monthly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[           ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

Important Information About the Tradr 2X Long IWM Quarterly ETF

The Tradr 2X Long IWM Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the iShares® Russell 2000 ETF. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the iShares® Russell 2000 ETF for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® Russell 2000 ETF for that period. Longer holding periods and higher volatility of the iShares® Russell 2000 ETF increase the impact of compounding on an investor’s returns. During periods of higher iShares® Russell 2000 ETF volatility, the volatility of the iShares® Russell 2000 ETF may affect the Fund’s return as much as, or more than, the return of the iShares® Russell 2000 ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the iShares® Russell 2000 ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Russell 2000 ETF’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long IWM Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the iShares® Russell 2000 ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the iShares® Russell 2000 ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the iShares® Russell 2000 ETF for a full calendar quarter, and not for any other period, by entering into one or more swaps on the iShares® Russell 2000 ETF. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Russell 2000 ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Russell 2000 ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® Russell 2000 ETF’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Russell 2000 ETF is so concentrated.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

The iShares® Russell 2000 ETF is an index-based exchange traded fund that seeks to track investment results, before fees and expenses, of an index designed to measure the performance of the small-capitalization sector of the U.S. equity market, as defined by the index provider.

The Fund has derived all disclosures contained in this document regarding the iShares® Russell 2000 ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Russell 2000 ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Russell 2000 ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Russell 2000 ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Russell 2000 ETF could affect the value of the Fund’s investments with respect to the iShares® Russell 2000 ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® Russell 2000 ETF.

THE TRADR 2X LONG IWM QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® RUSSELL 2000 ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Russell 2000 ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Russell 2000 ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® Russell 2000 ETF. Because the Fund includes a multiplier of two times (200%) the iShares® Russell 2000 ETF, a full calendar quarter movement in the iShares® Russell 2000 ETF approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® Russell 2000 ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the iShares® Russell 2000 ETF, even if the iShares® Russell 2000 ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the iShares® Russell 2000 ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the iShares® Russell 2000 ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the iShares® Russell 2000 ETF volatility; (b) the iShares® Russell 2000 ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Russell 2000 ETF volatility and the iShares® Russell 2000 ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Russell 2000 ETF volatility and the iShares® Russell 2000 ETF performance over a one-year period. Actual volatility, the iShares® Russell 2000 ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the iShares® Russell 2000 ETF and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the iShares® Russell 2000 ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

	200% of One	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the iShares® Russell 2000 ETF volatility and the iShares® Russell 2000 ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the iShares® Russell 2000 ETF provided no return over a one-year period during which the iShares® Russell 2000 ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Russell 2000 ETF's return is flat.  For instance, if the iShares® Russell 2000 ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® Russell 2000 ETF's return for the year was 0%.

The iShares® Russell 2000 ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the iShares® Russell 2000 ETF’s highest volatility rate for any one calendar year during the five-year period was [    ]%. the iShares® Russell 2000 ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical iShares® Russell 2000 ETF volatility and performance are not indications of what the iShares® Russell 2000 ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Russell 2000 ETF may differ from the volatility of the iShares® Russell 2000 ETF.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the iShares® Russell 2000 ETF from the end of the prior calendar quarter until the time of investment by the investor. If the iShares® Russell 2000 ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® Russell 2000 ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® Russell 2000 ETF, depending upon the movement of the iShares® Russell 2000 ETF from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the iShares® Russell 2000 ETF experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Russell 2000 ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® Russell 2000 ETF during such calendar quarter.

In order to achieve a high degree of correlation with the iShares® Russell 2000 ETF, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Russell 2000 ETF may prevent the Fund from achieving a high degree of correlation with the iShares® Russell 2000 ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Russell 2000 ETF’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the iShares® Russell 2000 ETF is volatile, particularly when the iShares® Russell 2000 ETF is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Russell 2000 ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Russell 2000 ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Russell 2000 ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the iShares® Russell 2000 ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Russell 2000 ETF and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Russell 2000 ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the iShares® Russell 2000 ETF are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Russell 2000 ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Russell 2000 ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Russell 2000 ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Russell 2000 ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Russell 2000 ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Russell 2000 ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The iShares® Russell 2000 ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Russell 2000 ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® Russell 2000 ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Russell 2000 ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the iShares® Russell 2000 ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the iShares® Russell 2000 ETF holds participate or factors relating to specific companies in which the iShares® Russell 2000 ETF invests. These can include stock movements, purchases or sales of securities by the iShares® Russell 2000 ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the iShares® Russell 2000 ETF’s equity investments.

Financials Sector Risk. The iShares® Russell 2000 ETF may invest in companies in the financial sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Health Care Sector Risk. The iShares® Russell 2000 ETF may invest in companies in the health care sector. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

Industrials Sector Risk. The iShares® Russell 2000 ETF may invest in companies in the industrials sector. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrials sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Small-Cap Company Risk. The iShares® Russell 2000 ETF invest in small-cap companies. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the iShares® Russell 2000 ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

SUMMARY SECTION – Tradr 2X Long IWM Quarterly ETF

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [___, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[      ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

Important Information About the Tradr 2X Long TLT Weekly ETF

The Tradr 2X Long TLT Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the iShares® 20+ Year Treasury Bond ETF. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of iShares® 20+ Year Treasury Bond ETF for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of iShares® 20+ Year Treasury Bond ETF for that period. Longer holding periods and higher volatility of iShares® 20+ Year Treasury Bond ETF increase the impact of compounding on an investor’s returns. During periods of higher iShares® 20+ Year Treasury Bond ETF volatility, the volatility of iShares® 20+ Year Treasury Bond ETF may affect the Fund’s return as much as, or more than, the return of iShares® 20+ Year Treasury Bond ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the iShares® 20+ Year Treasury Bond ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® 20+ Year Treasury Bond ETF’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long TLT Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the iShares® 20+ Year Treasury Bond ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [ %]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the iShares® 20+ Year Treasury Bond ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the iShares® 20+ Year Treasury Bond ETF for a full calendar week, and not for any other period, by entering into one or more swaps on the iShares® 20+ Year Treasury Bond ETF. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® 20+ Year Treasury Bond ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® 20+ Year Treasury Bond ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® 20+ Year Treasury Bond ETF’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® 20+ Year Treasury Bond ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® 20+ Year Treasury Bond ETF is an index-based exchange traded fund that seeks to track investment results that, before fees and expenses, of an index designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years. The underlying index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the “Fed”). In addition, the securities in the underlying index must be fixed-rate and denominated in U.S. dollars.

The Fund has derived all disclosures contained in this document regarding the iShares® 20+ Year Treasury Bond ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® 20+ Year Treasury Bond ETF None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® 20+ Year Treasury Bond ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® 20+ Year Treasury Bond ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® 20+ Year Treasury Bond ETF could affect the value of the Fund’s investments with respect to the iShares® 20+ Year Treasury Bond ETF and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the iShares® 20+ Year Treasury Bond ETF.

THE TRADR 2X LONG TLT WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® 20+ YEAR TREASURY BOND ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® 20+ Year Treasury Bond ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® 20+ Year Treasury Bond ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® 20+ Year Treasury Bond ETF. Because the Fund includes a multiplier of two times (200%) the iShares® 20+ Year Treasury Bond ETF, a full calendar week movement in the iShares® 20+ Year Treasury Bond ETF approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® 20+ Year Treasury Bond ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the iShares® 20+ Year Treasury Bond ETF, even if the iShares® 20+ Year Treasury Bond ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the iShares® 20+ Year Treasury Bond ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the iShares® 20+ Year Treasury Bond ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the iShares® 20+ Year Treasury Bond ETF volatility; (b) the iShares® 20+ Year Treasury Bond ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance over a one-year period. Actual volatility, the iShares® 20+ Year Treasury Bond ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® 20+ Year Treasury Bond ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® 20+ Year Treasury Bond ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the iShares® 20+ Year Treasury Bond ETF provided no return over a one-year period during which the iShares® 20+ Year Treasury Bond ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® 20+ Year Treasury Bond ETF’s return is flat.  For instance, if iShares® 20+ Year Treasury Bond ETF's annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative iShares® 20+ Year Treasury Bond ETF's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

The iShares® 20+ Year Treasury Bond ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [     ]%. the iShares® 20+ Year Treasury Bond ETF’s highest volatility rate for any one calendar year during the five-year period was [     ]%. the iShares® 20+ Year Treasury Bond ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [     ]%. Historical iShares® 20+ Year Treasury Bond ETF volatility and performance are not indications of what the iShares® 20+ Year Treasury Bond ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® 20+ Year Treasury Bond ETF may differ from the volatility of the iShares® 20+ Year Treasury Bond ETF.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the iShares® 20+ Year Treasury Bond ETF from the end of the prior calendar week until the time of investment by the investor. If the iShares® 20+ Year Treasury Bond ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® 20+ Year Treasury Bond ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® 20+ Year Treasury Bond ETF, depending upon the movement of the iShares® 20+ Year Treasury Bond ETF from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the iShares® 20+ Year Treasury Bond ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® 20+ Year Treasury Bond ETF during such calendar week.

In order to achieve a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® 20+ Year Treasury Bond ETF may prevent the Fund from achieving a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® 20+ Year Treasury Bond ETF’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the iShares® 20+ Year Treasury Bond ETF is volatile, particularly when the iShares® 20+ Year Treasury Bond ETF is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® 20+ Year Treasury Bond ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® 20+ Year Treasury Bond ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® 20+ Year Treasury Bond ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the iShares® 20+ Year Treasury Bond ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® 20+ Year Treasury Bond ETF and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® 20+ Year Treasury Bond ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

Trading Halt Risk. Shares of the iShares® 20+ Year Treasury Bond ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® 20+ Year Treasury Bond ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® 20+ Year Treasury Bond ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® 20+ Year Treasury Bond ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® 20+ Year Treasury Bond ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® 20+ Year Treasury Bond ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the iShares® 20+ Year Treasury Bond ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® 20+ Year Treasury Bond ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® 20+ Year Treasury Bond ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® 20+ Year Treasury Bond ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the iShares® 20+ Year Treasury Bond ETF and the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the iShares® 20+ Year Treasury Bond ETF and/or the Fund to liquidate portfolio securities at disadvantageous prices and times.

U.S. Treasury Obligations Risk. The iShares® 20+ Year Treasury Bond ETF invest in U.S. Treasury obligations. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the iShares® 20+ Year Treasury Bond ETF’s exposure to U.S. Treasury obligations to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the iShares® 20+ Year Treasury Bond ETF has exposure.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the iShares® 20+ Year Treasury Bond ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

SUMMARY SECTION – Tradr 2X Long TLT Weekly ETF

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [_____ 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[          ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Important Information About the Tradr 2X Long TLT Monthly ETF

The Tradr 2X Long TLT Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of the iShares® 20+ Year Treasury Bond ETF. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the iShares® 20+ Year Treasury Bond ETF for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® 20+ Year Treasury Bond ETF for that period. Longer holding periods and higher volatility of the iShares® 20+ Year Treasury Bond ETF increase the impact of compounding on an investor’s returns. During periods of higher the iShares® 20+ Year Treasury Bond ETF volatility, the volatility of the iShares® 20+ Year Treasury Bond ETF may affect the Fund’s return as much as, or more than, the return of the iShares® 20+ Year Treasury Bond ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the iShares® 20+ Year Treasury Bond ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® 20+ Year Treasury Bond ETF’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long TLT Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the iShares® 20+ Year Treasury Bond ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025]

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [ %]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the iShares® 20+ Year Treasury Bond ETF for a full calendar month, and not for any other period, by entering into one or more swaps on the iShares® 20+ Year Treasury Bond ETF. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® 20+ Year Treasury Bond ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® 20+ Year Treasury Bond ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® 20+ Year Treasury Bond ETF’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® 20+ Year Treasury Bond ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® 20+ Year Treasury Bond ETF is an index-based exchange traded fund that seeks to track investment results that, before fees and expenses, of an index designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years. The underlying index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the “Fed”). In addition, the securities in the underlying index must be fixed-rate and denominated in U.S. dollars.

The Fund has derived all disclosures contained in this document regarding the iShares® 20+ Year Treasury Bond ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® 20+ Year Treasury Bond ETF None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® 20+ Year Treasury Bond ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® 20+ Year Treasury Bond ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® 20+ Year Treasury Bond ETF could affect the value of the Fund’s investments with respect to the iShares® 20+ Year Treasury Bond ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® 20+ Year Treasury Bond ETF.

THE TRADR 2X LONG TLT MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® 20+ YEAR TREASURY BOND ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® 20+ Year Treasury Bond ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® 20+ Year Treasury Bond ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® 20+ Year Treasury Bond ETF. Because the Fund includes a multiplier of two times (200%) the iShares® 20+ Year Treasury Bond ETF, a full calendar month movement in the iShares® 20+ Year Treasury Bond ETF approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® 20+ Year Treasury Bond ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the iShares® 20+ Year Treasury Bond ETF, even if the iShares® 20+ Year Treasury Bond ETF maintains a level greater than zero at all times.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the iShares® 20+ Year Treasury Bond ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the iShares® 20+ Year Treasury Bond ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the iShares® 20+ Year Treasury Bond ETF volatility; (b) the iShares® 20+ Year Treasury Bond ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance over a one-year period. Actual volatility, the iShares® 20+ Year Treasury Bond ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® 20+ Year Treasury Bond ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® 20+ Year Treasury Bond ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the iShares® 20+ Year Treasury Bond ETF provided no return over a one-year period during which the iShares® 20+ Year Treasury Bond ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® 20+ Year Treasury Bond ETF’s return is flat.  For instance, if the iShares® 20+ Year Treasury Bond ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® 20+ Year Treasury Bond ETF's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

The iShares® 20+ Year Treasury Bond ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was []%. the iShares® 20+ Year Treasury Bond ETF’s highest volatility rate for any one calendar year during the five-year period was []%. the iShares® 20+ Year Treasury Bond ETF’s annualized total return performance for the five-year period ended December 31, 2023 was []%. Historical iShares® 20+ Year Treasury Bond ETF volatility and performance are not indications of what the iShares® 20+ Year Treasury Bond ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® 20+ Year Treasury Bond ETF may differ from the volatility of the iShares® 20+ Year Treasury Bond ETF.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the iShares® 20+ Year Treasury Bond ETF from the end of the prior calendar month until the time of investment by the investor. If the iShares® 20+ Year Treasury Bond ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® 20+ Year Treasury Bond ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® 20+ Year Treasury Bond ETF, depending upon the movement of the iShares® 20+ Year Treasury Bond ETF from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the iShares® 20+ Year Treasury Bond ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® 20+ Year Treasury Bond ETF during such calendar month.

In order to achieve a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® 20+ Year Treasury Bond ETF may prevent the Fund from achieving a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® 20+ Year Treasury Bond ETF’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the iShares® 20+ Year Treasury Bond ETF is volatile, particularly when the iShares® 20+ Year Treasury Bond ETF is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® 20+ Year Treasury Bond ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® 20+ Year Treasury Bond ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® 20+ Year Treasury Bond ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the iShares® 20+ Year Treasury Bond ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® 20+ Year Treasury Bond ETF and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® 20+ Year Treasury Bond ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the iShares® 20+ Year Treasury Bond ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® 20+ Year Treasury Bond ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® 20+ Year Treasury Bond ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® 20+ Year Treasury Bond ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® 20+ Year Treasury Bond ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® 20+ Year Treasury Bond ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the iShares® 20+ Year Treasury Bond ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® 20+ Year Treasury Bond ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® 20+ Year Treasury Bond ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® 20+ Year Treasury Bond ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the iShares® 20+ Year Treasury Bond ETF and the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the iShares® 20+ Year Treasury Bond ETF and/or the Fund to liquidate portfolio securities at disadvantageous prices and times.

U.S. Treasury Obligations Risk. The iShares® 20+ Year Treasury Bond ETF invest in U.S. Treasury obligations. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the iShares® 20+ Year Treasury Bond ETF’s exposure to U.S. Treasury obligations to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the iShares® 20+ Year Treasury Bond ETF has exposure.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the iShares® 20+ Year Treasury Bond ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

SUMMARY SECTION – Tradr 2X Long TLT Monthly ETF

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [_____2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[       ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Important Information About the Tradr 2X Short TLT Monthly ETF

The Tradr 2X Short TLT Monthly ETF (the “Fund”) seeks calendar month inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar month performance of the iShares® 20+ Year Treasury Bond ETF. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be -200% of the performance of the iShares® 20+ Year Treasury Bond ETF for the period. The return of the Fund for a period longer than a calendar month will be the result of each calendar month’s compounded return over the period, which will very likely differ from -200% of the return of the iShares® 20+ Year Treasury Bond ETF for that period. Longer holding periods and higher volatility of the iShares® 20+ Year Treasury Bond ETF increase the impact of compounding on an investor’s returns. During periods of higher the iShares® 20+ Year Treasury Bond ETF volatility, the volatility of the iShares® 20+ Year Treasury Bond ETF may affect the Fund’s return as much as, or more than, the return of the iShares® 20+ Year Treasury Bond ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the iShares® 20+ Year Treasury Bond ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® 20+ Year Treasury Bond ETF’s performance decreases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Short TLT Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar month performance of the iShares® 20+ Year Treasury Bond ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.% for the fiscal year ending [_____, 2025].

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar month performance of the iShares® 20+ Year Treasury Bond ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, -200% performance of the iShares® 20+ Year Treasury Bond ETF for a full calendar month, and not for any other period, by entering into one or more swaps on the iShares® 20+ Year Treasury Bond ETF. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® 20+ Year Treasury Bond ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® 20+ Year Treasury Bond ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of the iShares® 20+ Year Treasury Bond ETF’s monthly returns, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® 20+ Year Treasury Bond ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® 20+ Year Treasury Bond ETF is an index-based exchange traded fund that seeks to track investment results that, before fees and expenses, of an index designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years. The underlying index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the “Fed”). In addition, the securities in the underlying index must be fixed-rate and denominated in U.S. dollars.

The Fund has derived all disclosures contained in this document regarding the iShares® 20+ Year Treasury Bond ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® 20+ Year Treasury Bond ETF None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® 20+ Year Treasury Bond ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® 20+ Year Treasury Bond ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® 20+ Year Treasury Bond ETF could affect the value of the Fund’s investments with respect to the iShares® 20+ Year Treasury Bond ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® 20+ Year Treasury Bond ETF.

THE TRADR 2X SHORT TLT MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® 20+ YEAR TREASURY BOND ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® 20+ Year Treasury Bond ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® 20+ Year Treasury Bond ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from -200% of the calendar month return of the iShares® 20+ Year Treasury Bond ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance monthly. This effect becomes more pronounced as the iShares® 20+ Year Treasury Bond ETF volatility and holding periods increase. Fund performance for a period longer than a calendar month can be estimated given any set of assumptions for the following factors: (a) the iShares® 20+ Year Treasury Bond ETF volatility; (b) the iShares® 20+ Year Treasury Bond ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance over a one-year period. Actual volatility, the iShares® 20+ Year Treasury Bond ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of the iShares® 20+ Year Treasury Bond ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of the iShares® 20+ Year Treasury Bond ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	7953.1%	7412.8%	5674.1%	3234.7%	681.4%	-100.0%	-100.0%
-90	180	3512.8%	3222.7%	2302.8%	1063.0%	-100.0%	-100.0%	-100.0%
-80	160	1350.6%	1208.7%	768.0%	206.9%	-100.0%	-100.0%	-100.0%
-70	140	699.8%	611.2%	340.2%	10.3%	-100.0%	-100.0%	-100.0%
-60	120	407.7%	346.0%	159.7%	-58.4%	-100.0%	-100.0%	-100.0%
-50	100	249.7%	203.9%	67.1%	-87.3%	-100.0%	-100.0%	-100.0%
-40	80	154.2%	118.7%	13.9%	-100.0%	-100.0%	-100.0%	-100.0%
-30	60	92.1%	63.7%	-19.1%	-100.0%	-100.0%	-100.0%	-99.5%
-20	40	49.4%	26.2%	-40.8%	-100.0%	-100.0%	-100.0%	-100.0%
-10	20	18.8%	-0.5%	-55.7%	-100.0%	-100.0%	-100.0%	-100.0%
0	0	-3.7%	-20.0%	-66.1%	-100.0%	-100.0%	-100.0%	-100.0%
10	-20	-20.8%	-34.7%	-73.8%	-100.0%	-100.0%	-100.0%	-100.0%
20	-40	-34.0%	-46.0%	-79.4%	-100.0%	-100.0%	-100.0%	-100.0%
30	-60	-44.4%	-54.8%	-83.7%	-100.0%	-100.0%	-100.0%	-100.0%
40	-80	-52.7%	-61.9%	-87.0%	-100.0%	-100.0%	-100.0%	-100.0%
50	-100	-59.4%	-67.5%	-89.5%	-100.0%	-100.0%	-100.0%	-100.0%
60	-120	-65.0%	-72.2%	-91.5%	-100.0%	-100.0%	-100.0%	-100.0%
70	-140	-69.5%	-76.0%	-93.1%	-100.0%	-100.0%	-100.0%	-100.0%
80	-160	-73.4%	-79.1%	-94.3%	-100.0%	-100.0%	-100.0%	-100.0%
90	-180	-76.6%	-81.8%	-95.4%	-100.0%	-100.0%	-100.0%	-100.0%
100	-200	-79.3%	-84.0%	-96.2%	-100.0%	-100.0%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.0% if the iShares® 20+ Year Treasury Bond ETF provided no return over a one-year period during which the iShares® 20+ Year Treasury Bond ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® 20+ Year Treasury Bond ETF’s return is flat.  For instance, if the iShares® 20+ Year Treasury Bond ETF’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® 20+ Year Treasury Bond ETF's return for the year was 0%.

The iShares® 20+ Year Treasury Bond ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [     ]%. the iShares® 20+ Year Treasury Bond ETF’s highest volatility rate for any one calendar year during the five-year period was [     ]%. the iShares® 20+ Year Treasury Bond ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [     ]%. Historical iShares® 20+ Year Treasury Bond ETF volatility and performance are not indications of what the iShares® 20+ Year Treasury Bond ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® 20+ Year Treasury Bond ETF may differ from the volatility of the iShares® 20+ Year Treasury Bond ETF.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Intra-Calendar Month Investment Risk. The Fund seeks calendar month inverse investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the iShares® 20+ Year Treasury Bond ETF from the end of the prior calendar month until the time of investment by the investor. If the iShares® 20+ Year Treasury Bond ETF gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if the iShares® 20+ Year Treasury Bond ETF loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than -200% inverse investment exposure to the iShares® 20+ Year Treasury Bond ETF, depending upon the movement of the iShares® 20+ Year Treasury Bond ETF from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the iShares® 20+ Year Treasury Bond ETF experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of the iShares® 20+ Year Treasury Bond ETF during such calendar month.

In order to achieve a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® 20+ Year Treasury Bond ETF may prevent the Fund from achieving a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® 20+ Year Treasury Bond ETF’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar month or at the end of the month and the likelihood of being materially under- or overexposed is higher on months when the iShares® 20+ Year Treasury Bond ETF is volatile, particularly when the iShares® 20+ Year Treasury Bond ETF is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® 20+ Year Treasury Bond ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® 20+ Year Treasury Bond ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® 20+ Year Treasury Bond ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the monthly performance of the Fund and changes in the performance of the iShares® 20+ Year Treasury Bond ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® 20+ Year Treasury Bond ETF and may hinder the Fund’s ability to meet its monthly investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® 20+ Year Treasury Bond ETF that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Trading Halt Risk. Shares of the iShares® 20+ Year Treasury Bond ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® 20+ Year Treasury Bond ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® 20+ Year Treasury Bond ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® 20+ Year Treasury Bond ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® 20+ Year Treasury Bond ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® 20+ Year Treasury Bond ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the iShares® 20+ Year Treasury Bond ETF rises, which is the opposite result from that of traditional funds. A calendar month or intra-month increase in the performance of the iShares® 20+ Year Treasury Bond ETF may result in the total loss or almost total loss of an investor’s investment, even if the iShares® 20+ Year Treasury Bond ETF subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Indirect Investment Risk. the iShares® 20+ Year Treasury Bond ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® 20+ Year Treasury Bond ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the iShares® 20+ Year Treasury Bond ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® 20+ Year Treasury Bond ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the iShares® 20+ Year Treasury Bond ETF and the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the iShares® 20+ Year Treasury Bond ETF and/or the Fund to liquidate portfolio securities at disadvantageous prices and times.

U.S. Treasury Obligations Risk. The iShares® 20+ Year Treasury Bond ETF invest in U.S. Treasury obligations. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the iShares® 20+ Year Treasury Bond ETF’s exposure to U.S. Treasury obligations to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the iShares® 20+ Year Treasury Bond ETF has exposure.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the iShares® 20+ Year Treasury Bond ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in ____2024. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[       ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

SUMMARY SECTION – Tradr 2X Short TLT Monthly ETF

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Important Information About the Tradr 2X Long TLT Quarterly ETF

The Tradr 2X Long TLT Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the iShares® 20+ Year Treasury Bond ETF. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the iShares® 20+ Year Treasury Bond ETF for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® 20+ Year Treasury Bond ETF for that period. Longer holding periods and higher volatility of the iShares® 20+ Year Treasury Bond ETF increase the impact of compounding on an investor’s returns. During periods of higher the iShares® 20+ Year Treasury Bond ETF volatility, the volatility of the iShares® 20+ Year Treasury Bond ETF may affect the Fund’s return as much as, or more than, the return of the iShares® 20+ Year Treasury Bond ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the iShares® 20+ Year Treasury Bond ETF’s performance is flat, and it is possible that the Fund will lose money even if the iShares® 20+ Year Treasury Bond ETF’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long TLT Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the iShares® 20+ Year Treasury Bond ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [ %]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the iShares® 20+ Year Treasury Bond ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the iShares® 20+ Year Treasury Bond ETF for a full calendar quarter, and not for any other period, by entering into one or more swaps on the iShares® 20+ Year Treasury Bond ETF. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® 20+ Year Treasury Bond ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® 20+ Year Treasury Bond ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® 20+ Year Treasury Bond ETF’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® 20+ Year Treasury Bond ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® 20+ Year Treasury Bond ETF is an index-based exchange traded fund that seeks to track investment results that, before fees and expenses, of an index designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years. The underlying index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the “Fed”). In addition, the securities in the underlying index must be fixed-rate and denominated in U.S. dollars.

The Fund has derived all disclosures contained in this document regarding the iShares® 20+ Year Treasury Bond ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® 20+ Year Treasury Bond ETF None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® 20+ Year Treasury Bond ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® 20+ Year Treasury Bond ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® 20+ Year Treasury Bond ETF could affect the value of the Fund’s investments with respect to the iShares® 20+ Year Treasury Bond ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® 20+ Year Treasury Bond ETF.

THE TRADR 2X LONG TLT QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH iSHARES® 20+ YEAR TREASURY BOND ETF, iSHARES TRUST, OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® 20+ Year Treasury Bond ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® 20+ Year Treasury Bond ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® 20+ Year Treasury Bond ETF. Because the Fund includes a multiplier of two times (200%) the iShares® 20+ Year Treasury Bond ETF, a full calendar quarter movement in the iShares® 20+ Year Treasury Bond ETF approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® 20+ Year Treasury Bond ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the iShares® 20+ Year Treasury Bond ETF, even if the iShares® 20+ Year Treasury Bond ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the iShares® 20+ Year Treasury Bond ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the iShares® 20+ Year Treasury Bond ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the iShares® 20+ Year Treasury Bond ETF volatility; (b) the iShares® 20+ Year Treasury Bond ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance over a one-year period. Actual volatility, the iShares® 20+ Year Treasury Bond ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the iShares® 20+ Year Treasury Bond ETF and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the iShares® 20+ Year Treasury Bond ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the iShares® 20+ Year Treasury Bond ETF volatility and the iShares® 20+ Year Treasury Bond ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the iShares® 20+ Year Treasury Bond ETF provided no return over a one-year period during which the iShares® 20+ Year Treasury Bond ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® 20+ Year Treasury Bond ETF's return is flat.  For instance, if the iShares® 20+ Year Treasury Bond ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® 20+ Year Treasury Bond ETF’s return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

The iShares® 20+ Year Treasury Bond ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [     ]%. the iShares® 20+ Year Treasury Bond ETF’s highest volatility rate for any one calendar year during the five-year period was [     ]%. the iShares® 20+ Year Treasury Bond ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [     ]%. Historical iShares® 20+ Year Treasury Bond ETF volatility and performance are not indications of what the iShares® 20+ Year Treasury Bond ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® 20+ Year Treasury Bond ETF may differ from the volatility of the iShares® 20+ Year Treasury Bond ETF.

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the iShares® 20+ Year Treasury Bond ETF from the end of the prior calendar quarter until the time of investment by the investor. If the iShares® 20+ Year Treasury Bond ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® 20+ Year Treasury Bond ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® 20+ Year Treasury Bond ETF, depending upon the movement of the iShares® 20+ Year Treasury Bond ETF from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the iShares® 20+ Year Treasury Bond ETF experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® 20+ Year Treasury Bond ETF during such calendar quarter.

In order to achieve a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® 20+ Year Treasury Bond ETF may prevent the Fund from achieving a high degree of correlation with the iShares® 20+ Year Treasury Bond ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® 20+ Year Treasury Bond ETF’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the iShares® 20+ Year Treasury Bond ETF is volatile, particularly when the iShares® 20+ Year Treasury Bond ETF is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® 20+ Year Treasury Bond ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® 20+ Year Treasury Bond ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® 20+ Year Treasury Bond ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the iShares® 20+ Year Treasury Bond ETF. Any of these factors could decrease correlation between the performance of the Fund and the iShares® 20+ Year Treasury Bond ETF and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® 20+ Year Treasury Bond ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the iShares® 20+ Year Treasury Bond ETF and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® 20+ Year Treasury Bond ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® 20+ Year Treasury Bond ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® 20+ Year Treasury Bond ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® 20+ Year Treasury Bond ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® 20+ Year Treasury Bond ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the iShares® 20+ Year Treasury Bond ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® 20+ Year Treasury Bond ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® 20+ Year Treasury Bond ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® 20+ Year Treasury Bond ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the iShares® 20+ Year Treasury Bond ETF and the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the iShares® 20+ Year Treasury Bond ETF’s and the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the iShares® 20+ Year Treasury Bond ETF and/or the Fund to liquidate portfolio securities at disadvantageous prices and times.

U.S. Treasury Obligations Risk. The iShares® 20+ Year Treasury Bond ETF invest in U.S. Treasury obligations. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the iShares® 20+ Year Treasury Bond ETF’s exposure to U.S. Treasury obligations to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the iShares® 20+ Year Treasury Bond ETF has exposure.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the iShares® 20+ Year Treasury Bond ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

SUMMARY SECTION – Tradr 2X Long TLT Quarterly ETF

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [____ 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[         ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Important Information About the Tradr 2X Long XLK Weekly ETF

The Tradr 2X Long XLK Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the Technology Select Sector SPDR® Fund. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of the Technology Select Sector SPDR® Fund for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of the Technology Select Sector SPDR® Fund for that period. Longer holding periods and higher volatility of the Technology Select Sector SPDR® Fund increase the impact of compounding on an investor’s returns. During periods of higher the Technology Select Sector SPDR® Fund volatility, the volatility of the Technology Select Sector SPDR® Fund may affect the Fund’s return as much as, or more than, the return of the Technology Select Sector SPDR® Fund.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the Technology Select Sector SPDR® Fund’s performance is flat, and it is possible that the Fund will lose money even if the Technology Select Sector SPDR® Fund’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long XLK Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the Technology Select Sector SPDR® Fund. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the Technology Select Sector SPDR® Fund. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the Technology Select Sector SPDR® Fund for a full calendar week, and not for any other period, by entering into one or more swaps on the Technology Select Sector SPDR® Fund. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Technology Select Sector SPDR® Fund. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Technology Select Sector SPDR® Fund. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Technology Select Sector SPDR® Fund’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Technology Select Sector SPDR® Fund is so concentrated.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Technology Select Sector SPDR® Fund is an index-based exchange traded fund that seeks to track investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measure the performance of publicly traded equity securities of companies from the following industries: technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electronic equipment, instruments and components.

The Fund has derived all disclosures contained in this document regarding the Technology Select Sector SPDR® Fund from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Technology Select Sector SPDR® Fund. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Technology Select Sector SPDR® Fund is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Technology Select Sector SPDR® Fund have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Technology Select Sector SPDR® Fund could affect the value of the Fund’s investments with respect to the Technology Select Sector SPDR® Fund and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the Technology Select Sector SPDR® Fund.

THE TRADR 2X LONG XLK WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE TECHNOLOGY SELECT SECTOR SPDR® FUND, THE SELECT SPDR® TRUST, OR SSGA FUNDS MANAGEMENT, INC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Technology Select Sector SPDR® Fund has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Technology Select Sector SPDR® Fund reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Technology Select Sector SPDR® Fund. Because the Fund includes a multiplier of two times (200%) the Technology Select Sector SPDR® Fund, a full calendar week movement in the Technology Select Sector SPDR® Fund approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Technology Select Sector SPDR® Fund subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the Technology Select Sector SPDR® Fund, even if the Technology Select Sector SPDR® Fund maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the Technology Select Sector SPDR® Fund for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the Technology Select Sector SPDR® Fund volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the Technology Select Sector SPDR® Fund volatility; (b) the Technology Select Sector SPDR® Fund performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Technology Select Sector SPDR® Fund volatility and the Technology Select Sector SPDR® Fund performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Technology Select Sector SPDR Fund volatility and the Technology Select Sector SPDR® Fund performance over a one-year period. Actual volatility, the Technology Select Sector SPDR® Fund and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the Technology Select Sector SPDR® Fund and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the Technology Select Sector SPDR® Fund. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the Technology Select Sector SPDR® Fund volatility and the Technology Select Sector SPDR® Fund performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the Technology Select Sector SPDR® Fund provided no return over a one-year period during which the Technology Select Sector SPDR® Fund experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Technology Select Sector SPDR® Fund's return is flat.  For instance, if the Technology Select Sector SPDR® Fund's annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative Technology Select Sector SPDR® Fund's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

The Technology Select Sector SPDR® Fund’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the Technology Select Sector SPDR® Fund’s highest volatility rate for any one calendar year during the five-year period was [    ]%. the Technology Select Sector SPDR® Fund’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical Technology Select Sector SPDR Fund volatility and performance are not indications of what the Technology Select Sector SPDR® Fund volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Technology Select Sector SPDR® Fund may differ from the volatility of the Technology Select Sector SPDR® Fund.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the Technology Select Sector SPDR® Fund from the end of the prior calendar week until the time of investment by the investor. If the Technology Select Sector SPDR® Fund gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Technology Select Sector SPDR® Fund loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the Technology Select Sector SPDR® Fund, depending upon the movement of the Technology Select Sector SPDR® Fund from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the Technology Select Sector SPDR® Fund experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Technology Select Sector SPDR® Fund, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Technology Select Sector SPDR® Fund during such calendar week.

In order to achieve a high degree of correlation with the Technology Select Sector SPDR® Fund, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Technology Select Sector SPDR® Fund may prevent the Fund from achieving a high degree of correlation with the Technology Select Sector SPDR® Fund and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Technology Select Sector SPDR® Fund’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the Technology Select Sector SPDR® Fund is volatile, particularly when the Technology Select Sector SPDR® Fund is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the Technology Select Sector SPDR® Fund, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Technology Select Sector SPDR® Fund. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Technology Select Sector SPDR® Fund. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the Technology Select Sector SPDR® Fund. Any of these factors could decrease correlation between the performance of the Fund and the Technology Select Sector SPDR® Fund and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Technology Select Sector SPDR® Fund that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

Trading Halt Risk. Shares of the Technology Select Sector SPDR® Fund are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Technology Select Sector SPDR® Fund ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Technology Select Sector SPDR® Fund’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Technology Select Sector SPDR® Fund ’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Technology Select Sector SPDR® Fund ’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Technology Select Sector SPDR® Fund ’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Technology Select Sector SPDR® Fund ’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the Technology Select Sector SPDR® Fund is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Technology Select Sector SPDR® Fund in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the Technology Select Sector SPDR® Fund

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Technology Select Sector SPDR® Fund is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Equity Securities Risk. The value of the equity securities the Technology Select Sector SPDR® Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Technology Select Sector SPDR® Fund holds participate or factors relating to specific companies in which the Technology Select Sector SPDR® Fund invests. These can include stock movements, purchases or sales of securities by the Technology Select Sector SPDR® Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Technology Select Sector SPDR® Fund’s equity investments.

Technology Sector Risk: The Technology Select Sector SPDR® Fund’s assets will be concentrated in the technology sector, which means the Technology Select Sector SPDR® Fund will be more affected by the performance of the technology sector than a fund that is more diversified. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Technology Select Sector SPDR® Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the Technology Select Sector SPDR® Fund by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [     , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[      ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

SUMMARY SECTION – Tradr 2X Long XLK Weekly ETF

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Important Information About the Tradr 2X Long XLK Monthly ETF

The Tradr 2X Long XLK Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of the Technology Select Sector SPDR® Fund. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the Technology Select Sector SPDR® Fund for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the Technology Select Sector SPDR® Fund for that period. Longer holding periods and higher volatility of the Technology Select Sector SPDR® Fund increase the impact of compounding on an investor’s returns. During periods of higher the Technology Select Sector SPDR® Fund volatility, the volatility of the Technology Select Sector SPDR® Fund may affect the Fund’s return as much as, or more than, the return of the Technology Select Sector SPDR® Fund.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the Technology Select Sector SPDR® Fund’s performance is flat, and it is possible that the Fund will lose money even if the Technology Select Sector SPDR® Fund’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long XLK Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the Technology Select Sector SPDR® Fund. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025].

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the Technology Select Sector SPDR® Fund for a full calendar month, and not for any other period, by entering into one or more swaps on the Technology Select Sector SPDR® Fund. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Technology Select Sector SPDR® Fund. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Technology Select Sector SPDR Fund. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Technology Select Sector SPDR® Fund’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Technology Select Sector SPDR® Fund is so concentrated.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Technology Select Sector SPDR® Fund is an index-based exchange traded fund that seeks to track investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measure the performance of publicly traded equity securities of companies from the following industries: technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electronic equipment, instruments and components.

The Fund has derived all disclosures contained in this document regarding the Technology Select Sector SPDR® Fund from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Technology Select Sector SPDR® Fund. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Technology Select Sector SPDR® Fund is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Technology Select Sector SPDR® Fund have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Technology Select Sector SPDR® Fund could affect the value of the Fund’s investments with respect to the Technology Select Sector SPDR® Fund and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Technology Select Sector SPDR® Fund.

THE TRADR 2X LONG XLK MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE TECHNOLOGY SELECT SECTOR SPDR® FUND, THE SELECT SPDR® TRUST, OR SSGA FUNDS MANAGEMENT, INC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Technology Select Sector SPDR® Fund has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Technology Select Sector SPDR® Fund reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Technology Select Sector SPDR® Fund. Because the Fund includes a multiplier of two times (200%) the Technology Select Sector SPDR® Fund, a full calendar month movement in the Technology Select Sector SPDR® Fund approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Technology Select Sector SPDR® Fund subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the Technology Select Sector SPDR® Fund, even if the Technology Select Sector SPDR® Fund maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the Technology Select Sector SPDR® Fund for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the Technology Select Sector SPDR® Fund volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the Technology Select Sector SPDR® Fund volatility; (b) the Technology Select Sector SPDR® Fund performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Technology Select Sector SPDR® Fund volatility and the Technology Select Sector SPDR Fund performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Technology Select Sector SPDR® Fund volatility and the Technology Select Sector SPDR® Fund performance over a one-year period. Actual volatility, the Technology Select Sector SPDR® Fund and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the Technology Select Sector SPDR® Fund and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the Technology Select Sector SPDR® Fund. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of the Technology Select Sector SPDR® Fund volatility and the Technology Select Sector SPDR® Fund performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the Technology Select Sector SPDR® Fund provided no return over a one-year period during which the Technology Select Sector SPDR® Fund experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Technology Select Sector SPDR® Fund's return is flat.  For instance, if the Technology Select Sector SPDR® Fund's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative Technology Select Sector SPDR® Fund's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

The Technology Select Sector SPDR® Fund’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the Technology Select Sector SPDR® Fund’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the Technology Select Sector SPDR® Fund’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical Technology Select Sector SPDR® Fund volatility and performance are not indications of what the Technology Select Sector SPDR® Fund volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Technology Select Sector SPDR® Fund may differ from the volatility of the Technology Select Sector SPDR® Fund.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the Technology Select Sector SPDR® Fund from the end of the prior calendar month until the time of investment by the investor. If the Technology Select Sector SPDR® Fund gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Technology Select Sector SPDR® Fund loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the Technology Select Sector SPDR® Fund, depending upon the movement of the Technology Select Sector SPDR® Fund from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the Technology Select Sector SPDR® Fund experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Technology Select Sector SPDR® Fund, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Technology Select Sector SPDR® Fund during such calendar month.

In order to achieve a high degree of correlation with the Technology Select Sector SPDR® Fund, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Technology Select Sector SPDR® Fund may prevent the Fund from achieving a high degree of correlation with the Technology Select Sector SPDR® Fund and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Technology Select Sector SPDR® Fund’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the Technology Select Sector SPDR® Fund is volatile, particularly when the Technology Select Sector SPDR® Fund is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the Technology Select Sector SPDR® Fund, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Technology Select Sector SPDR® Fund. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Technology Select Sector SPDR® Fund. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the Technology Select Sector SPDR® Fund. Any of these factors could decrease correlation between the performance of the Fund and the Technology Select Sector SPDR® Fund and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Technology Select Sector SPDR® Fund that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Technology Select Sector SPDR® Fund are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Technology Select Sector SPDR® Fund ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Technology Select Sector SPDR® Fund ’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Technology Select Sector SPDR® Fund ’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Technology Select Sector SPDR® Fund ’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Technology Select Sector SPDR® Fund ’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Technology Select Sector SPDR® Fund ’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the Technology Select Sector SPDR® Fund is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Technology Select Sector SPDR® Fund in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the Technology Select Sector SPDR® Fund

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Technology Select Sector SPDR® Fund is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Equity Securities Risk. The value of the equity securities the Technology Select Sector SPDR® Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Technology Select Sector SPDR® Fund holds participate or factors relating to specific companies in which the Technology Select Sector SPDR® Fund invests. These can include stock movements, purchases or sales of securities by the Technology Select Sector SPDR® Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Technology Select Sector SPDR® Fund’s equity investments.

Technology Sector Risk: The Technology Select Sector SPDR® Fund’s assets will be concentrated in the technology sector, which means the Technology Select Sector SPDR® Fund will be more affected by the performance of the technology sector than a fund that is more diversified. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Technology Select Sector SPDR® Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra- day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the Technology Select Sector SPDR® Fund by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [     , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[      ].com.

SUMMARY SECTION – Tradr 2X Long XLK Monthly ETF

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

Important Information About the Tradr 2X Long XLK Quarterly ETF

The Tradr 2X Long XLK Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the Technology Select Sector SPDR® Fund. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the Technology Select Sector SPDR® Fund for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the Technology Select Sector SPDR® Fund for that period. Longer holding periods and higher volatility of the Technology Select Sector SPDR® Fund increase the impact of compounding on an investor’s returns. During periods of higher the Technology Select Sector SPDR® Fund volatility, the volatility of the Technology Select Sector SPDR® Fund may affect the Fund’s return as much as, or more than, the return of the Technology Select Sector SPDR® Fund.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the Technology Select Sector SPDR® Fund’s performance is flat, and it is possible that the Fund will lose money even if the Technology Select Sector SPDR® Fund’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long XLK Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the Technology Select Sector SPDR® Fund. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the Technology Select Sector SPDR® Fund. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the Technology Select Sector SPDR® Fund for a full calendar quarter, and not for any other period, by entering into one or more swaps on the Technology Select Sector SPDR® Fund. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Technology Select Sector SPDR® Fund. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Technology Select Sector SPDR Fund. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Technology Select Sector SPDR® Fund’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Technology Select Sector SPDR® Fund is so concentrated.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Technology Select Sector SPDR® Fund is an index-based exchange traded fund that seeks to track investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measure the performance of publicly traded equity securities of companies from the following industries: technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electronic equipment, instruments and components.

The Fund has derived all disclosures contained in this document regarding the Technology Select Sector SPDR® Fund from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Technology Select Sector SPDR® Fund. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Technology Select Sector SPDR® Fund is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Technology Select Sector SPDR® Fund have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Technology Select Sector SPDR® Fund could affect the value of the Fund’s investments with respect to the Technology Select Sector SPDR® Fund and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Technology Select Sector SPDR® Fund.

THE TRADR 2X LONG XLK QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE TECHNOLOGY SELECT SECTOR SPDR® FUND, THE SELECT SPDR® TRUST, OR SSGA FUNDS MANAGEMENT, INC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Technology Select Sector SPDR® Fund has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Technology Select Sector SPDR® Fund reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Technology Select Sector SPDR® Fund. Because the Fund includes a multiplier of two times (200%) the Technology Select Sector SPDR® Fund, a full calendar quarter movement in the Technology Select Sector SPDR® Fund approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Technology Select Sector SPDR® Fund subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the Technology Select Sector SPDR® Fund, even if the Technology Select Sector SPDR® Fund maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the Technology Select Sector SPDR® Fund for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the Technology Select Sector SPDR® Fund volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the Technology Select Sector SPDR® Fund volatility; (b) the Technology Select Sector SPDR® Fund performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Technology Select Sector SPDR® Fund volatility and the Technology Select Sector SPDR® Fund performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Technology Select Sector SPDR® Fund volatility and the Technology Select Sector SPDR® Fund performance over a one-year period. Actual volatility, the Technology Select Sector SPDR® Fund and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Technology Select Sector SPDR® Fund and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Technology Select Sector SPDR® Fund. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the Technology Select Sector SPDR® Fund volatility and the Technology Select Sector SPDR® Fund performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the Technology Select Sector SPDR® Fund provided no return over a one-year period during which the Technology Select Sector SPDR® Fund experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Technology Select Sector SPDR® Fund's return is flat.  For instance, if the Technology Select Sector SPDR® Fund's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative Technology Select Sector SPDR® Fund's return for the year was 0%.

The Technology Select Sector SPDR® Fund’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the Technology Select Sector SPDR Fund’s highest volatility rate for any one calendar year during the five-year period was [    ]%. the Technology Select Sector SPDR® Fund’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical Technology Select Sector SPDR® Fund volatility and performance are not indications of what the Technology Select Sector SPDR® Fund volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Technology Select Sector SPDR® Fund may differ from the volatility of the Technology Select Sector SPDR® Fund.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the Technology Select Sector SPDR® Fund from the end of the prior calendar quarter until the time of investment by the investor. If the Technology Select Sector SPDR® Fund gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Technology Select Sector SPDR® Fund loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the Technology Select Sector SPDR® Fund, depending upon the movement of the Technology Select Sector SPDR® Fund from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the Technology Select Sector SPDR® Fund experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Technology Select Sector SPDR® Fund, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Technology Select Sector SPDR® Fund during such calendar quarter.

In order to achieve a high degree of correlation with the Technology Select Sector SPDR® Fund, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Technology Select Sector SPDR® Fund may prevent the Fund from achieving a high degree of correlation with the Technology Select Sector SPDR® Fund and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Technology Select Sector SPDR® Fund’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the Technology Select Sector SPDR® Fund is volatile, particularly when the Technology Select Sector SPDR® Fund is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the Technology Select Sector SPDR® Fund, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Technology Select Sector SPDR® Fund. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Technology Select Sector SPDR® Fund. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the Technology Select Sector SPDR® Fund. Any of these factors could decrease correlation between the performance of the Fund and the Technology Select Sector SPDR® Fund and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Technology Select Sector SPDR® Fund that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

Trading Halt Risk. Shares of the Technology Select Sector SPDR® Fund are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Technology Select Sector SPDR® Fund ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Technology Select Sector SPDR® Fund ’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Technology Select Sector SPDR® Fund ’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Technology Select Sector SPDR® Fund ’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Technology Select Sector SPDR® Fund ’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Technology Select Sector SPDR® Fund ’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the Technology Select Sector SPDR® Fund is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Technology Select Sector SPDR® Fund in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the Technology Select Sector SPDR® Fund

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Technology Select Sector SPDR® Fund is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the Technology Select Sector SPDR® Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Technology Select Sector SPDR® Fund holds participate or factors relating to specific companies in which the Technology Select Sector SPDR® Fund invests. These can include stock movements, purchases or sales of securities by the Technology Select Sector SPDR® Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Technology Select Sector SPDR® Fund’s equity investments.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

Technology Sector Risk: The Technology Select Sector SPDR® Fund’s assets will be concentrated in the technology sector, which means the Technology Select Sector SPDR® Fund will be more affected by the performance of the technology sector than a fund that is more diversified. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Technology Select Sector SPDR® Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the Technology Select Sector SPDR® Fund by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

SUMMARY SECTION – Tradr 2X Long XLK Quarterly ETF

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [     , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[     ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Important Information About the Tradr 2X Long XLF Weekly ETF

The Tradr 2X Long XLF Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the Financial Select Sector SPDR® Fund. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of the Financial Select Sector SPDR® Fund for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of the Financial Select Sector SPDR® Fund for that period. Longer holding periods and higher volatility of the Financial Select Sector SPDR® Fund increase the impact of compounding on an investor’s returns. During periods of higher Financial Select Sector SPDR® Fund volatility, the volatility of the Financial Select Sector SPDR® Fund may affect the Fund’s return as much as, or more than, the return of the Financial Select Sector SPDR® Fund.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the Financial Select Sector SPDR® Fund’s performance is flat, and it is possible that the Fund will lose money even if the Financial Select Sector SPDR® Fund’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long XLF Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the Financial Select Sector SPDR® Fund. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the Financial Select Sector SPDR® Fund. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the Financial Select Sector SPDR® Fund for a full calendar week, and not for any other period, by entering into one or more swaps on the Financial Select Sector SPDR® Fund. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Financial Select Sector SPDR® Fund. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Financial Select Sector SPDR Fund. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Financial Select Sector SPDR® Fund’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Financial Select Sector SPDR® Fund is so concentrated.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Financial Select Sector SPDR® Fund is an index-based exchange traded fund that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measure the performance of publicly traded equity securities of companies from the following industries: financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); and consumer finance.

The Fund has derived all disclosures contained in this document regarding the Financial Select Sector SPDR® Fund from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Financial Select Sector SPDR® Fund. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Financial Select Sector SPDR® Fund is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Financial Select Sector SPDR® Fund have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Financial Select Sector SPDR® Fund could affect the value of the Fund’s investments with respect to the Financial Select Sector SPDR Fund and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the Financial Select Sector SPDR® Fund.

THE TRADR 2X LONG XLF WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE FINANCIAL SELECT SECTOR SPDR® FUND, THE SELECT SPDR® TRUST, OR SSGA FUNDS MANAGEMENT, INC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Financial Select Sector SPDR® Fund has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Financial Select Sector SPDR® Fund reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Financial Select Sector SPDR® Fund. Because the Fund includes a multiplier of two times (200%) the Financial Select Sector SPDR® Fund, a full calendar week movement in the Financial Select Sector SPDR® Fund approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Financial Select Sector SPDR® Fund subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the Financial Select Sector SPDR® Fund, even if the Financial Select Sector SPDR® Fund maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the Financial Select Sector SPDR® Fund for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the Financial Select Sector SPDR® Fund volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the Financial Select Sector SPDR® Fund volatility; (b) the Financial Select Sector SPDR® Fund performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Financial Select Sector SPDR® Fund volatility and the Financial Select Sector SPDR® Fund performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Financial Select Sector SPDR® Fund volatility and the Financial Select Sector SPDR® Fund performance over a one-year period. Actual volatility, the Financial Select Sector SPDR® Fund and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the Financial Select Sector SPDR® Fund and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the Financial Select Sector SPDR® Fund. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

	200% of One	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the Financial Select Sector SPDR® Fund volatility and the Financial Select Sector SPDR® Fund performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the Financial Select Sector SPDR® Fund provided no return over a one-year period during which the Financial Select Sector SPDR® Fund experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Financial Select Sector SPDR® Fund‘s return is flat.  For instance, if the Financial Select Sector SPDR® Fund's annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative Financial Select Sector SPDR® Fund's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

The Financial Select Sector SPDR® Fund’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the Financial Select Sector SPDR® Fund’s highest volatility rate for any one calendar year during the five-year period was [    ]%. The Financial Select Sector SPDR® Fund’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical Financial Select Sector SPDR Fund volatility and performance are not indications of what the Financial Select Sector SPDR® Fund volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Financial Select Sector SPDR Fund may differ from the volatility of the Financial Select Sector SPDR® Fund.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the Financial Select Sector SPDR® Fund from the end of the prior calendar week until the time of investment by the investor. If the Financial Select Sector SPDR® Fund gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Financial Select Sector SPDR® Fund loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the Financial Select Sector SPDR® Fund, depending upon the movement of the Financial Select Sector SPDR® Fund from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the Financial Select Sector SPDR® Fund experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Financial Select Sector SPDR® Fund, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Financial Select Sector SPDR® Fund during such calendar week.

In order to achieve a high degree of correlation with the Financial Select Sector SPDR® Fund, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Financial Select Sector SPDR® Fund may prevent the Fund from achieving a high degree of correlation with the Financial Select Sector SPDR® Fund and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Financial Select Sector SPDR® Fund’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the Financial Select Sector SPDR® Fund is volatile, particularly when the Financial Select Sector SPDR® Fund is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the Financial Select Sector SPDR® Fund, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Financial Select Sector SPDR® Fund. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Financial Select Sector SPDR® Fund. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the Financial Select Sector SPDR® Fund. Any of these factors could decrease correlation between the performance of the Fund and the Financial Select Sector SPDR® Fund and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Financial Select Sector SPDR® Fund that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

Trading Halt Risk. Shares of the Financial Select Sector SPDR® Fund are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Financial Select Sector SPDR® Fund’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Financial Select Sector SPDR® Fund’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Financial Select Sector SPDR® Fund’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Financial Select Sector SPDR® Fund’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Financial Select Sector SPDR® Fund’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Financial Select Sector SPDR® Fund’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The Financial Select Sector SPDR® Fund is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Financial Select Sector SPDR® Fund in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the Financial Select Sector SPDR® Fund.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Financial Select Sector SPDR® Fund is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the Financial Select Sector SPDR® Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Financial Select Sector SPDR® Fund holds participate or factors relating to specific companies in which the Financial Select Sector SPDR® Fund invests. These can include stock movements, purchases or sales of securities by the Financial Select Sector SPDR® Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Financial Select Sector SPDR® Fund’s equity investments.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Financial Sector Risk: The Financial Select Sector SPDR® Fund’s assets will be concentrated in the financial sector, which means the Financial Select Sector SPDR® Fund will be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and Financial or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the Financial Select Sector SPDR® Fund by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [___, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[         ].com.

SUMMARY SECTION – Tradr 2X Long XLF Weekly ETF

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Important Information About the Tradr 2X Long XLF Monthly ETF

The Tradr 2X Long XLF Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of the Financial Select Sector SPDR® Fund. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the Financial Select Sector SPDR® Fund for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the Financial Select Sector SPDR® Fund for that period. Longer holding periods and higher volatility of the Financial Select Sector SPDR® Fund increase the impact of compounding on an investor’s returns. During periods of higher Financial Select Sector SPDR® Fund volatility, the volatility of the Financial Select Sector SPDR® Fund may affect the Fund’s return as much as, or more than, the return of the Financial Select Sector SPDR® Fund.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the Financial Select Sector SPDR® Fund’s performance is flat, and it is possible that the Fund will lose money even if the Financial Select Sector SPDR® Fund’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long XLF Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the Financial Select Sector SPDR® Fund. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025].

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the Financial Select Sector SPDR® Fund for a full calendar month, and not for any other period, by entering into one or more swaps on the Financial Select Sector SPDR® Fund. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Financial Select Sector SPDR® Fund. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Financial Select Sector SPDR Fund. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Financial Select Sector SPDR® Fund’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Financial Select Sector SPDR® Fund is so concentrated.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Financial Select Sector SPDR® Fund is an index-based exchange traded fund that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measure the performance of publicly traded equity securities of companies from the following industries: financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); and consumer finance.

The Fund has derived all disclosures contained in this document regarding the Financial Select Sector SPDR® Fund from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Financial Select Sector SPDR® Fund. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Financial Select Sector SPDR® Fund is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Financial Select Sector SPDR® Fund have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Financial Select Sector SPDR® Fund could affect the value of the Fund’s investments with respect to the Financial Select Sector SPDR Fund and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Financial Select Sector SPDR® Fund.

THE TRADR 2X LONG XLF MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE FINANCIAL SELECT SECTOR SPDR® FUND, THE SELECT SPDR® TRUST, OR SSGA FUNDS MANAGEMENT, INC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Financial Select Sector SPDR® Fund has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Financial Select Sector SPDR® Fund reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Financial Select Sector SPDR® Fund. Because the Fund includes a multiplier of two times (200%) the Financial Select Sector SPDR® Fund, a full calendar month movement in the Financial Select Sector SPDR® Fund approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Financial Select Sector SPDR® Fund subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the Financial Select Sector SPDR® Fund, even if the Financial Select Sector SPDR® Fund maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the Financial Select Sector SPDR® Fund for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the Financial Select Sector SPDR® Fund volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the Financial Select Sector SPDR® Fund volatility; (b) the Financial Select Sector SPDR® Fund performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Financial Select Sector SPDR® Fund volatility and the Financial Select Sector SPDR® Fund performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Financial Select Sector SPDR® Fund volatility and the Financial Select Sector SPDR® Fund performance over a one-year period. Actual volatility, the Financial Select Sector SPDR® Fund and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the Financial Select Sector SPDR® Fund and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the Financial Select Sector SPDR® Fund. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

	200% of One	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of the Financial Select Sector SPDR® Fund volatility and the Financial Select Sector SPDR® Fund performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the Financial Select Sector SPDR® Fund provided no return over a one-year period during which the Financial Select Sector SPDR® Fund experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Financial Select Sector SPDR® Fund's return is flat.  For instance, if the Financial Select Sector SPDR® Fund's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative Financial Select Sector SPDR® Fund's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

The Financial Select Sector SPDR® Fund’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the Financial Select Sector SPDR® Fund’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the Financial Select Sector SPDR® Fund’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical Financial Select Sector SPDR® Fund volatility and performance are not indications of what the Financial Select Sector SPDR® Fund volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Financial Select Sector SPDR® Fund may differ from the volatility of the Financial Select Sector SPDR® Fund.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the Financial Select Sector SPDR® Fund from the end of the prior calendar month until the time of investment by the investor. If the Financial Select Sector SPDR® Fund gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Financial Select Sector SPDR® Fund loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the Financial Select Sector SPDR® Fund, depending upon the movement of the Financial Select Sector SPDR® Fund from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the Financial Select Sector SPDR® Fund experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Financial Select Sector SPDR® Fund, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Financial Select Sector SPDR® Fund during such calendar month.

In order to achieve a high degree of correlation with the Financial Select Sector SPDR® Fund, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Financial Select Sector SPDR® Fund may prevent the Fund from achieving a high degree of correlation with the Financial Select Sector SPDR® Fund and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Financial Select Sector SPDR® Fund’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the Financial Select Sector SPDR® Fund is volatile, particularly when the Financial Select Sector SPDR® Fund is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the Financial Select Sector SPDR® Fund, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Financial Select Sector SPDR® Fund. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Financial Select Sector SPDR® Fund. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the Financial Select Sector SPDR® Fund. Any of these factors could decrease correlation between the performance of the Fund and the Financial Select Sector SPDR® Fund and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Financial Select Sector SPDR® Fund that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Financial Select Sector SPDR® Fund are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Financial Select Sector SPDR® Fund’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Financial Select Sector SPDR® Fund’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Financial Select Sector SPDR® Fund’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Financial Select Sector SPDR® Fund’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Financial Select Sector SPDR® Fund’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Financial Select Sector SPDR® Fund’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The Financial Select Sector SPDR® Fund is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Financial Select Sector SPDR® Fund in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the Financial Select Sector SPDR® Fund.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Financial Select Sector SPDR® Fund is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the Financial Select Sector SPDR® Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Financial Select Sector SPDR® Fund holds participate or factors relating to specific companies in which the Financial Select Sector SPDR® Fund invests. These can include stock movements, purchases or sales of securities by the Financial Select Sector SPDR® Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Financial Select Sector SPDR® Fund’s equity investments.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Financial Sector Risk: The Financial Select Sector SPDR® Fund’s assets will be concentrated in the financial sector, which means the Financial Select Sector SPDR® Fund will be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and Financial or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the Financial Select Sector SPDR® Fund by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [___, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[         ].com.

SUMMARY SECTION – Tradr 2X Long XLF Monthly ETF

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

Important Information About the Tradr 2X Long XLF Quarterly ETF

The Tradr 2X Long XLF Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the Financial Select Sector SPDR® Fund. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the Financial Select Sector SPDR® Fund for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the Financial Select Sector SPDR® Fund for that period. Longer holding periods and higher volatility of the Financial Select Sector SPDR® Fund increase the impact of compounding on an investor’s returns. During periods of higher the Financial Select Sector SPDR® Fund volatility, the volatility of the Financial Select Sector SPDR® Fund may affect the Fund’s return as much as, or more than, the return of the Financial Select Sector SPDR® Fund.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the Financial Select Sector SPDR® Fund’s performance is flat, and it is possible that the Fund will lose money even if the Financial Select Sector SPDR® Fund’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long XLF Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the Financial Select Sector SPDR® Fund. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the Financial Select Sector SPDR® Fund. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the Financial Select Sector SPDR® Fund for a full calendar quarter, and not for any other period, by entering into one or more swaps on the Financial Select Sector SPDR® Fund. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Financial Select Sector SPDR® Fund. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Financial Select Sector SPDR® Fund. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Financial Select Sector SPDR® Fund’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Financial Select Sector SPDR® Fund is so concentrated.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Financial Select Sector SPDR® Fund is an index-based exchange traded fund that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to measure the performance of publicly traded equity securities of companies from the following industries: financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); and consumer finance.

The Fund has derived all disclosures contained in this document regarding the Financial Select Sector SPDR® Fund from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Financial Select Sector SPDR® Fund. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Financial Select Sector SPDR® Fund is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Financial Select Sector SPDR® Fund have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Financial Select Sector SPDR® Fund could affect the value of the Fund’s investments with respect to the Financial Select Sector SPDR Fund and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Financial Select Sector SPDR® Fund.

THE TRADR 2X LONG XLF QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE FINANCIAL SELECT SECTOR SPDR® FUND, THE SELECT SPDR® TRUST, OR SSGA FUNDS MANAGEMENT, INC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Financial Select Sector SPDR® Fund has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Financial Select Sector SPDR® Fund reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Financial Select Sector SPDR® Fund. Because the Fund includes a multiplier of two times (200%) the Financial Select Sector SPDR® Fund, a full calendar quarter movement in the Financial Select Sector SPDR® Fund approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Financial Select Sector SPDR® Fund subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the Financial Select Sector SPDR® Fund, even if the Financial Select Sector SPDR® Fund maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the Financial Select Sector SPDR® Fund for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the Financial Select Sector SPDR® Fund volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the Financial Select Sector SPDR® Fund volatility; (b) the Financial Select Sector SPDR® Fund performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Financial Select Sector SPDR® Fund volatility and the Financial Select Sector SPDR® Fund performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Financial Select Sector SPDR® Fund volatility and the Financial Select Sector SPDR® Fund performance over a one-year period. Actual volatility, the Financial Select Sector SPDR® Fund and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Financial Select Sector SPDR® Fund and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Financial Select Sector SPDR® Fund. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

	200% of One	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the Financial Select Sector SPDR® Fund volatility and the Financial Select Sector SPDR® Fund performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the Financial Select Sector SPDR® Fund provided no return over a one-year period during which the Financial Select Sector SPDR® Fund experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Financial Select Sector SPDR® Fund's return is flat.  For instance, if the Financial Select Sector SPDR® Fund's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative Financial Select Sector SPDR® Fund's return for the year was 0%.

The Financial Select Sector SPDR® Fund’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the Financial Select Sector SPDR® Fund’s highest volatility rate for any one calendar year during the five-year period was [    ]%. the Financial Select Sector SPDR® Fund’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical Financial Select Sector SPDR Fund volatility and performance are not indications of what the Financial Select Sector SPDR® Fund volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Financial Select Sector SPDR Fund may differ from the volatility of the Financial Select Sector SPDR® Fund.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the Financial Select Sector SPDR® Fund from the end of the prior calendar quarter until the time of investment by the investor. If the Financial Select Sector SPDR® Fund gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Financial Select Sector SPDR® Fund loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the Financial Select Sector SPDR® Fund, depending upon the movement of the Financial Select Sector SPDR® Fund from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the Financial Select Sector SPDR® Fund experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Financial Select Sector SPDR® Fund, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Financial Select Sector SPDR® Fund during such calendar quarter.

In order to achieve a high degree of correlation with the Financial Select Sector SPDR® Fund, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Financial Select Sector SPDR® Fund may prevent the Fund from achieving a high degree of correlation with the Financial Select Sector SPDR® Fund and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Financial Select Sector SPDR® Fund’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the Financial Select Sector SPDR® Fund is volatile, particularly when the Financial Select Sector SPDR® Fund is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the Financial Select Sector SPDR® Fund, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Financial Select Sector SPDR® Fund. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Financial Select Sector SPDR® Fund. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the Financial Select Sector SPDR® Fund. Any of these factors could decrease correlation between the performance of the Fund and the Financial Select Sector SPDR® Fund and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Financial Select Sector SPDR® Fund that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

Trading Halt Risk. Shares of the Financial Select Sector SPDR® Fund are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Financial Select Sector SPDR® Fund’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Financial Select Sector SPDR® Fund’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Financial Select Sector SPDR® Fund’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Financial Select Sector SPDR® Fund’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Financial Select Sector SPDR® Fund’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Financial Select Sector SPDR® Fund’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The Financial Select Sector SPDR® Fund is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Financial Select Sector SPDR® Fund in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the Financial Select Sector SPDR® Fund.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Financial Select Sector SPDR® Fund is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the Financial Select Sector SPDR® Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Financial Select Sector SPDR® Fund holds participate or factors relating to specific companies in which the Financial Select Sector SPDR® Fund invests. These can include stock movements, purchases or sales of securities by the Financial Select Sector SPDR® Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Financial Select Sector SPDR® Fund’s equity investments.

Financial Sector Risk: The Financial Select Sector SPDR® Fund’s assets will be concentrated in the financial sector, which means the Financial Select Sector SPDR® Fund will be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and Financial or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the Financial Select Sector SPDR® Fund by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

SUMMARY SECTION – Tradr 2X Long XLF Quarterly ETF

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [___, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[          ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Important Information About the Tradr 2X Long XBI Weekly ETF

The Tradr 2X Long XBI Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the SPDR® S&P Biotech ETF. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of the SPDR® S&P Biotech ETF for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of the SPDR® S&P Biotech ETF for that period. Longer holding periods and higher volatility of the SPDR® S&P Biotech ETF increase the impact of compounding on an investor’s returns. During periods of higher SPDR® S&P Biotech ETF volatility, the volatility of the SPDR® S&P Biotech ETF may affect the Fund’s return as much as, or more than, the return of the SPDR® S&P Biotech ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the SPDR® S&P Biotech ETF’s performance is flat, and it is possible that the Fund will lose money even if the SPDR® S&P Biotech ETF’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long XBI Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the SPDR® S&P Biotech ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the SPDR® S&P Biotech ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the SPDR® S&P Biotech ETF for a full calendar week, and not for any other period, by entering into one or more swaps on the SPDR® S&P Biotech ETF. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the SPDR® S&P Biotech ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the SPDR® S&P Biotech ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the SPDR® S&P Biotech ETF’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the SPDR® S&P Biotech ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The SPDR® S&P Biotech ETF is an index-based exchange traded fund that seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index designed to measure the performance of the biotechnology segment of a U.S. total market composite index. The SPDR® S&P Biotech ETF may use futures contracts (a type of derivative instrument) in seeking performance that corresponds to the underlying index and in managing cash flows.

The Fund has derived all disclosures contained in this document regarding the SPDR® S&P Biotech ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the SPDR® S&P Biotech ETF. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P Biotech ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P Biotech ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P Biotech ETF could affect the value of the Fund’s investments with respect to the SPDR® S&P Biotech ETF and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the SPDR® S&P Biotech ETF.

THE TRADR 2X LONG XBI WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE SPDR® S&P BIOTECH ETF, THE SPDR® SERIES TRUST, OR SSGA FUNDS MANAGEMENT, INC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the SPDR® S&P Biotech ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the SPDR® S&P Biotech ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the SPDR® S&P Biotech ETF. Because the Fund includes a multiplier of two times (200%) the SPDR® S&P Biotech ETF, a full calendar week movement in the SPDR® S&P Biotech ETF approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the SPDR® S&P Biotech ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the SPDR® S&P Biotech ETF, even if the SPDR® S&P Biotech ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the SPDR® S&P Biotech ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the SPDR® S&P Biotech ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the SPDR® S&P Biotech ETF volatility; (b) the SPDR® S&P Biotech ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the SPDR® S&P Biotech ETF volatility and the SPDR® S&P Biotech ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the SPDR® S&P Biotech ETF volatility and the SPDR® S&P Biotech ETF performance over a one-year period. Actual volatility, the SPDR® S&P Biotech ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the SPDR® S&P Biotech ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the SPDR® S&P Biotech ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the SPDR® S&P Biotech ETF volatility and the SPDR® S&P Biotech ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the SPDR® S&P Biotech ETF provided no return over a one-year period during which the SPDR® S&P Biotech ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the SPDR® S&P Biotech ETF 's return is flat.  For instance, if the SPDR® S&P Biotech ETF's annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative SPDR® S&P Biotech ETF's return for the year was 0%.

The SPDR® S&P Biotech ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the SPDR® S&P Biotech ETF’s highest volatility rate for any one calendar year during the five-year period was [    ]%. the SPDR® S&P Biotech ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical SPDR® S&P Biotech ETF volatility and performance are not indications of what the SPDR® S&P Biotech ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the SPDR® S&P Biotech ETF may differ from the volatility of the SPDR® S&P Biotech ETF.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the SPDR® S&P Biotech ETF from the end of the prior calendar week until the time of investment by the investor. If the SPDR® S&P Biotech ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the SPDR® S&P Biotech ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the SPDR® S&P Biotech ETF, depending upon the movement of the SPDR® S&P Biotech ETF from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the SPDR® S&P Biotech ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the SPDR® S&P Biotech ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the SPDR® S&P Biotech ETF during such calendar week.

In order to achieve a high degree of correlation with the SPDR® S&P Biotech ETF, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the SPDR® S&P Biotech ETF may prevent the Fund from achieving a high degree of correlation with the SPDR® S&P Biotech ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the SPDR® S&P Biotech ETF’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the SPDR® S&P Biotech ETF is volatile, particularly when the SPDR® S&P Biotech ETF is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the SPDR® S&P Biotech ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the SPDR® S&P Biotech ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the SPDR® S&P Biotech ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the SPDR® S&P Biotech ETF. Any of these factors could decrease correlation between the performance of the Fund and the SPDR® S&P Biotech ETF and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the SPDR® S&P Biotech ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Trading Halt Risk. Shares of the SPDR® S&P Biotech ETF are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the SPDR® S&P Biotech ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the SPDR® S&P Biotech ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the SPDR® S&P Biotech ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the SPDR® S&P Biotech ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the SPDR® S&P Biotech ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the SPDR® S&P Biotech ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The SPDR® S&P Biotech ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the SPDR® S&P Biotech ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the SPDR® S&P Biotech ETF.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the SPDR® S&P Biotech ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the SPDR® S&P Biotech ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the SPDR® S&P Biotech ETF holds participate or factors relating to specific companies in which the SPDR® S&P Biotech ETF invests. These can include stock movements, purchases or sales of securities by the SPDR® S&P Biotech ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the SPDR® S&P Biotech ETF’s equity investments.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Biotechnology Companies Risk. The SPDR® S&P Biotech ETF invest in biotechnology companies. Biotech companies invest heavily in research and development which may not necessarily lead to commercially successful products. These companies are also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.

Health Care Sector Risk. The SPDR® S&P Biotech ETF may invest in companies in the health care sector. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers.

Futures Contracts Risk. The SPDR® S&P Biotech ETF may utilize futures contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the SPDR® S&P Biotech ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. In the event no secondary market exists for a particular contract, it might not be possible to effect closing transactions, and the SPDR® S&P Biotech ETF will be unable to terminate the derivative. If the SPDR® S&P Biotech ETF uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the SPDR® S&P Biotech ETF’s investments that are the subject of such hedge. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and Financial or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the SPDR® S&P Biotech ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [____ , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[     ].com.

SUMMARY SECTION – Tradr 2X Long XBI Weekly ETF

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Important Information About the Tradr 2X Long XBI Monthly ETF

The Tradr 2X Long XBI Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of the SPDR® S&P Biotech ETF. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the SPDR® S&P Biotech ETF for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the SPDR® S&P Biotech ETF for that period. Longer holding periods and higher volatility of the SPDR® S&P Biotech ETF increase the impact of compounding on an investor’s returns. During periods of higher the SPDR® S&P Biotech ETF volatility, the volatility of the SPDR® S&P Biotech ETF may affect the Fund’s return as much as, or more than, the return of the SPDR® S&P Biotech ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the SPDR® S&P Biotech ETF’s performance is flat, and it is possible that the Fund will lose money even if the SPDR® S&P Biotech ETF’s performance increases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Long XBI Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the SPDR® S&P Biotech ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of the SPDR® S&P Biotech ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the SPDR® S&P Biotech ETF for a full calendar month, and not for any other period, by entering into one or more swaps on the SPDR® S&P Biotech ETF. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the SPDR® S&P Biotech ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the SPDR® S&P Biotech ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the SPDR® S&P Biotech ETF’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the SPDR® S&P Biotech ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The SPDR® S&P Biotech ETF is an index-based exchange traded fund that seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index designed to measure the performance of the biotechnology segment of a U.S. total market composite index. The SPDR® S&P Biotech ETF may use futures contracts (a type of derivative instrument) in seeking performance that corresponds to the underlying index and in managing cash flows.

The Fund has derived all disclosures contained in this document regarding the SPDR® S&P Biotech ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the SPDR® S&P Biotech ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P Biotech ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P Biotech ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P Biotech ETF could affect the value of the Fund’s investments with respect to the SPDR® S&P Biotech ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the SPDR® S&P Biotech ETF.

THE TRADR 2X LONG XBI MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE SPDR® S&P BIOTECH ETF, THE SPDR® SERIES TRUST, OR SSGA FUNDS MANAGEMENT, INC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the SPDR® S&P Biotech ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the SPDR® S&P Biotech ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the SPDR® S&P Biotech ETF. Because the Fund includes a multiplier of two times (200%) the SPDR® S&P Biotech ETF, a full calendar month movement in the SPDR® S&P Biotech ETF approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the SPDR® S&P Biotech ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the SPDR® S&P Biotech ETF, even if the SPDR® S&P Biotech ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the SPDR® S&P Biotech ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the SPDR® S&P Biotech ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the SPDR® S&P Biotech ETF volatility; (b) the SPDR® S&P Biotech ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the SPDR® S&P Biotech ETF volatility and the SPDR® S&P Biotech ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the SPDR® S&P Biotech ETF volatility and the SPDR® S&P Biotech ETF performance over a one-year period. Actual volatility, the SPDR® S&P Biotech ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the SPDR® S&P Biotech ETF and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the SPDR® S&P Biotech ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of the SPDR® S&P Biotech ETF volatility and the SPDR® S&P Biotech ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the SPDR® S&P Biotech ETF provided no return over a one-year period during which the SPDR® S&P Biotech ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the SPDR® S&P Biotech ETF 's return is flat.  For instance, if the SPDR® S&P Biotech ETF 's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative SPDR® S&P Biotech ETF 's return for the year was 0%.

The SPDR® S&P Biotech ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [  ]%. the SPDR® S&P Biotech ETF’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the SPDR® S&P Biotech ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical SPDR® S&P Biotech ETF volatility and performance are not indications of what the SPDR® S&P Biotech ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the SPDR® S&P Biotech ETF may differ from the volatility of the SPDR® S&P Biotech ETF.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the SPDR® S&P Biotech ETF from the end of the prior calendar month until the time of investment by the investor. If the SPDR® S&P Biotech ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the SPDR® S&P Biotech ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the SPDR® S&P Biotech ETF, depending upon the movement of the SPDR® S&P Biotech ETF from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the SPDR® S&P Biotech ETF experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the SPDR® S&P Biotech ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the SPDR® S&P Biotech ETF during such calendar month.

In order to achieve a high degree of correlation with the SPDR® S&P Biotech ETF, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the SPDR® S&P Biotech ETF may prevent the Fund from achieving a high degree of correlation with the SPDR® S&P Biotech ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the SPDR® S&P Biotech ETF’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the SPDR® S&P Biotech ETF is volatile, particularly when the SPDR® S&P Biotech ETF is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the SPDR® S&P Biotech ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the SPDR® S&P Biotech ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the SPDR® S&P Biotech ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the SPDR® S&P Biotech ETF. Any of these factors could decrease correlation between the performance of the Fund and the SPDR® S&P Biotech ETF and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the SPDR® S&P Biotech ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Trading Halt Risk. Shares of the SPDR® S&P Biotech ETF are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the SPDR® S&P Biotech ETF ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the SPDR® S&P Biotech ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the SPDR® S&P Biotech ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the SPDR® S&P Biotech ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the SPDR® S&P Biotech ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the SPDR® S&P Biotech ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The SPDR® S&P Biotech ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the SPDR® S&P Biotech ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the SPDR® S&P Biotech ETF

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the SPDR® S&P Biotech ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the SPDR® S&P Biotech ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the SPDR® S&P Biotech ETF holds participate or factors relating to specific companies in which the SPDR® S&P Biotech ETF invests. These can include stock movements, purchases or sales of securities by the SPDR® S&P Biotech ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the SPDR® S&P Biotech ETF’s equity investments.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Biotechnology Companies Risk. The SPDR® S&P Biotech ETF invest in biotechnology companies. Biotech companies invest heavily in research and development which may not necessarily lead to commercially successful products. These companies are also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.

Health Care Sector Risk. The SPDR® S&P Biotech ETF may invest in companies in the health care sector. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers.

Futures Contracts Risk. The SPDR® S&P Biotech ETF may utilize futures contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the SPDR® S&P Biotech ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. In the event no secondary market exists for a particular contract, it might not be possible to effect closing transactions, and the SPDR® S&P Biotech ETF will be unable to terminate the derivative. If the SPDR® S&P Biotech ETF uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the SPDR® S&P Biotech ETF’s investments that are the subject of such hedge. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and Financial or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the SPDR® S&P Biotech ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [____, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[    ].com.

SUMMARY SECTION – Tradr 2X Long XBI Monthly ETF

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Important Information About the Tradr 2X Long XBI Quarterly ETF

The Tradr 2X Long XBI Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the SPDR® S&P Biotech ETF. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the SPDR® S&P Biotech ETF for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the SPDR® S&P Biotech ETF for that period. Longer holding periods and higher volatility of the SPDR® S&P Biotech ETF increase the impact of compounding on an investor’s returns. During periods of higher the SPDR® S&P Biotech ETF volatility, the volatility of the SPDR® S&P Biotech ETF may affect the Fund’s return as much as, or more than, the return of the SPDR® S&P Biotech ETF.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the SPDR® S&P Biotech ETF’s performance is flat, and it is possible that the Fund will lose money even if the SPDR® S&P Biotech ETF’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long XBI Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the SPDR® S&P Biotech ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the SPDR® S&P Biotech ETF. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the SPDR® S&P Biotech ETF for a full calendar quarter, and not for any other period, by entering into one or more swaps on the SPDR® S&P Biotech ETF. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the SPDR® S&P Biotech ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the SPDR® S&P Biotech ETF. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the SPDR® S&P Biotech ETF’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the SPDR® S&P Biotech ETF is so concentrated.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The SPDR® S&P Biotech ETF is an index-based exchange traded fund that seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index designed to measure the performance of the biotechnology segment of a U.S. total market composite index. The SPDR® S&P Biotech ETF may use futures contracts (a type of derivative instrument) in seeking performance that corresponds to the underlying index and in managing cash flows.

The Fund has derived all disclosures contained in this document regarding the SPDR® S&P Biotech ETF from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the SPDR® S&P Biotech ETF. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P Biotech ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P Biotech ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P Biotech ETF could affect the value of the Fund’s investments with respect to the SPDR® S&P Biotech ETF and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the SPDR® S&P Biotech ETF.

THE TRADR 2X LONG XBI QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE SPDR® S&P BIOTECH ETF, THE SPDR® SERIES TRUST, OR SSGA FUNDS MANAGEMENT, INC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the SPDR® S&P Biotech ETF has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the SPDR® S&P Biotech ETF reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the SPDR® S&P Biotech ETF. Because the Fund includes a multiplier of two times (200%) the SPDR® S&P Biotech ETF, a full calendar quarter movement in the SPDR® S&P Biotech ETF approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the SPDR® S&P Biotech ETF subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the SPDR® S&P Biotech ETF, even if the SPDR® S&P Biotech ETF maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the SPDR® S&P Biotech ETF for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the SPDR® S&P Biotech ETF volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the SPDR® S&P Biotech ETF volatility; (b) the SPDR® S&P Biotech ETF performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the SPDR® S&P Biotech ETF volatility and the SPDR® S&P Biotech ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the SPDR® S&P Biotech ETF volatility and the SPDR® S&P Biotech ETF performance over a one-year period. Actual volatility, the SPDR® S&P Biotech ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the SPDR® S&P Biotech ETF and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the SPDR® S&P Biotech ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the SPDR® S&P Biotech ETF volatility and the SPDR® S&P Biotech ETF performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the SPDR® S&P Biotech ETF provided no return over a one-year period during which the SPDR® S&P Biotech ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the SPDR® S&P Biotech ETF 's return is flat.  For instance, if the SPDR® S&P Biotech ETF's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative SPDR® S&P Biotech ETF's return for the year was 0%.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

The SPDR® S&P Biotech ETF’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the SPDR® S&P Biotech ETF’s highest volatility rate for any one calendar year during the five-year period was [    ]%. the SPDR® S&P Biotech ETF’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical SPDR® S&P Biotech ETF volatility and performance are not indications of what the SPDR® S&P Biotech ETF volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the SPDR® S&P Biotech ETF may differ from the volatility of the SPDR® S&P Biotech ETF.

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the SPDR® S&P Biotech ETF from the end of the prior calendar quarter until the time of investment by the investor. If the SPDR® S&P Biotech ETF gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the SPDR® S&P Biotech ETF loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the SPDR® S&P Biotech ETF, depending upon the movement of the SPDR® S&P Biotech ETF from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the SPDR® S&P Biotech ETF experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the SPDR® S&P Biotech ETF, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the SPDR® S&P Biotech ETF during such calendar quarter.

In order to achieve a high degree of correlation with the SPDR® S&P Biotech ETF, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the SPDR® S&P Biotech ETF may prevent the Fund from achieving a high degree of correlation with the SPDR® S&P Biotech ETF and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the SPDR® S&P Biotech ETF’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the SPDR® S&P Biotech ETF is volatile, particularly when the SPDR® S&P Biotech ETF is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the SPDR® S&P Biotech ETF, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the SPDR® S&P Biotech ETF. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the SPDR® S&P Biotech ETF. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the SPDR® S&P Biotech ETF. Any of these factors could decrease correlation between the performance of the Fund and the SPDR® S&P Biotech ETF and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the SPDR® S&P Biotech ETF that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Trading Halt Risk. Shares of the SPDR® S&P Biotech ETF are listed on NYSE Arca, Inc. and shares of the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the SPDR® S&P Biotech ETF’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the SPDR® S&P Biotech ETF’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the SPDR® S&P Biotech ETF’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the SPDR® S&P Biotech ETF’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the SPDR® S&P Biotech ETF’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the SPDR® S&P Biotech ETF’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. The SPDR® S&P Biotech ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the SPDR® S&P Biotech ETF in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the SPDR® S&P Biotech ETF

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the SPDR® S&P Biotech ETF is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Equity Securities Risk. The value of the equity securities the SPDR® S&P Biotech ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the SPDR® S&P Biotech ETF holds participate or factors relating to specific companies in which the SPDR® S&P Biotech ETF invests. These can include stock movements, purchases or sales of securities by the SPDR® S&P Biotech ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the SPDR® S&P Biotech ETF’s equity investments.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Biotechnology Companies Risk. The SPDR® S&P Biotech ETF invest in biotechnology companies. Biotech companies invest heavily in research and development which may not necessarily lead to commercially successful products. These companies are also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.

Health Care Sector Risk. The SPDR® S&P Biotech ETF may invest in companies in the health care sector. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers.

Futures Contracts Risk. The SPDR® S&P Biotech ETF may utilize futures contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the SPDR® S&P Biotech ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. In the event no secondary market exists for a particular contract, it might not be possible to effect closing transactions, and the SPDR® S&P Biotech ETF will be unable to terminate the derivative. If the SPDR® S&P Biotech ETF uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the SPDR® S&P Biotech ETF’s investments that are the subject of such hedge. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and Financial or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the SPDR® S&P Biotech ETF by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [______, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[    ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

SUMMARY SECTION – Tradr 2X Long XBI Quarterly ETF

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

Important Information About the Tradr 2X Long IBIT Weekly ETF

The Tradr 2X Long IBIT Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the iShares® Bitcoin Trust. The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of the iShares® Bitcoin Trust for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® Bitcoin Trust for that period. Longer holding periods and higher volatility of the iShares® Bitcoin Trust increase the impact of compounding on an investor’s returns. During periods of higher the iShares® Bitcoin Trust volatility, the volatility of the iShares® Bitcoin Trust may affect the Fund’s return as much as, or more than, the return of the iShares® Bitcoin Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if the iShares® Bitcoin Trust’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Bitcoin Trust’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long IBIT Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the iShares® Bitcoin Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of the iShares® Bitcoin Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of the iShares® Bitcoin Trust for a full calendar week, and not for any other period, by entering into one or more swaps on the iShares® Bitcoin Trust. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Bitcoin Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Bitcoin Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® Bitcoin Trust’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Bitcoin Trust is so concentrated.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® Bitcoin Trust seeks to reflect generally the performance of the price of bitcoin. The iShares® Bitcoin Trust seeks to reflect such performance before payment of its expenses and liabilities. The assets of the iShares® Bitcoin Trust consist primarily of bitcoin held by a custodian on behalf of the iShares® Bitcoin Trust. The iShares® Bitcoin Trust is not an investment company registered under the Investment Company Act of 1940, as amended.

The Fund has derived all disclosures contained in this document regarding the iShares® Bitcoin Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Bitcoin Trust. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Bitcoin Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Bitcoin Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Bitcoin Trust could affect the value of the Fund’s investments with respect to the iShares® Bitcoin Trust and therefore the value of the Fund.

None of the Trust, the Fund, and their affiliates makes any representation to you as to the performance of the iShares® Bitcoin Trust.

THE TRADR 2X LONG IBIT WEEKLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE iSHARES® BITCOIN TRUST, iSHARES DELAWARE TRUST SPONSOR LLC , OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Bitcoin Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Bitcoin Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® Bitcoin Trust. Because the Fund includes a multiplier of two times (200%) the iShares® Bitcoin Trust, a full calendar week movement in the iShares® Bitcoin Trust approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® Bitcoin Trust subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in the iShares® Bitcoin Trust, even if the iShares® Bitcoin Trust maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of the iShares® Bitcoin Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as the iShares® Bitcoin Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) the iShares® Bitcoin Trust volatility; (b) the iShares® Bitcoin Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and € other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Bitcoin Trust volatility and the iShares® Bitcoin Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Bitcoin Trust volatility and the iShares® Bitcoin Trust performance over a one-year period. Actual volatility, the iShares® Bitcoin Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® Bitcoin Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® Bitcoin Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the iShares® Bitcoin Trust volatility and the iShares® Bitcoin Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the iShares® Bitcoin Trust provided no return over a one-year period during which the iShares® Bitcoin Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Bitcoin Trust's return is flat.  For instance, if the iShares® Bitcoin Trust's annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative iShares® Bitcoin Trust's return for the year was 0%.

The iShares® Bitcoin Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the iShares® Bitcoin Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the iShares® Bitcoin Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical iShares® Bitcoin Trust volatility and performance are not indications of what the iShares® Bitcoin Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Bitcoin Trust may differ from the volatility of the iShares® Bitcoin Trust.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of the iShares® Bitcoin Trust from the end of the prior calendar week until the time of investment by the investor. If the iShares® Bitcoin Trust gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® Bitcoin Trust loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® Bitcoin Trust, depending upon the movement of the iShares® Bitcoin Trust from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of the iShares® Bitcoin Trust experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Bitcoin Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® Bitcoin Trust during such calendar week.

In order to achieve a high degree of correlation with the iShares® Bitcoin Trust, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Bitcoin Trust may prevent the Fund from achieving a high degree of correlation with the iShares® Bitcoin Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Bitcoin Trust’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when the iShares® Bitcoin Trust is volatile, particularly when the iShares® Bitcoin Trust is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Bitcoin Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Bitcoin Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Bitcoin Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of the iShares® Bitcoin Trust. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Bitcoin Trust and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Bitcoin Trust that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

Trading Halt Risk. Shares of the iShares® Bitcoin Trust and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Bitcoin Trust ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Bitcoin Trust ’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Bitcoin Trust ’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Bitcoin Trust ’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Bitcoin Trust ’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Bitcoin Trust ’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the iShares® Bitcoin Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Bitcoin Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® Bitcoin Trust

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Bitcoin Trust is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Bitcoin Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. The market price of bitcoin has been subject to extreme fluctuations. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin. Bitcoin are susceptible to theft, loss and destruction.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and Financial or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of the iShares® Bitcoin Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

SUMMARY SECTION – Tradr 2X Long IBIT Weekly ETF

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [______,2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[     ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

Important Information About the Tradr 2X Long IBIT Monthly ETF

The Tradr 2X Long IBIT Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of the iShares® Bitcoin Trust. The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the iShares® Bitcoin Trust for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® Bitcoin Trust for that period. Longer holding periods and higher volatility of the iShares® Bitcoin Trust increase the impact of compounding on an investor’s returns. During periods of higher the iShares® Bitcoin Trust volatility, the volatility of the iShares® Bitcoin Trust may affect the Fund’s return as much as, or more than, the return of the iShares® Bitcoin Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the iShares® Bitcoin Trust’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Bitcoin Trust’s performance increases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Long IBIT Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the iShares® Bitcoin Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025].

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the iShares® Bitcoin Trust for a full calendar month, and not for any other period, by entering into one or more swaps on the iShares® Bitcoin Trust. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Bitcoin Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Bitcoin Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® Bitcoin Trust’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Bitcoin Trust is so concentrated.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® Bitcoin Trust seeks to reflect generally the performance of the price of bitcoin. The iShares® Bitcoin Trust seeks to reflect such performance before payment of its expenses and liabilities. The assets of the iShares® Bitcoin Trust consist primarily of bitcoin held by a custodian on behalf of the iShares® Bitcoin Trust. The iShares® Bitcoin Trust is not an investment company registered under the Investment Company Act of 1940, as amended.

The Fund has derived all disclosures contained in this document regarding the iShares® Bitcoin Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Bitcoin Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Bitcoin Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Bitcoin Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Bitcoin Trust could affect the value of the Fund’s investments with respect to the iShares® Bitcoin Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® Bitcoin Trust.

THE TRADR 2X LONG IBIT MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE iSHARES® BITCOIN TRUST, iSHARES DELAWARE TRUST SPONSOR LLC , OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Bitcoin Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Bitcoin Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® Bitcoin Trust. Because the Fund includes a multiplier of two times (200%) the iShares® Bitcoin Trust, a full calendar month movement in the iShares® Bitcoin Trust approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® Bitcoin Trust subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in the iShares® Bitcoin Trust, even if the iShares® Bitcoin Trust maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the iShares® Bitcoin Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the iShares® Bitcoin Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the iShares® Bitcoin Trust volatility; (b) the iShares® Bitcoin Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Bitcoin Trust volatility and the iShares® Bitcoin Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Bitcoin Trust volatility and the iShares® Bitcoin Trust performance over a one-year period. Actual volatility, the iShares® Bitcoin Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the iShares® Bitcoin Trust and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the iShares® Bitcoin Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of the iShares® Bitcoin Trust volatility and the iShares® Bitcoin Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the iShares® Bitcoin Trust provided no return over a one-year period during which the iShares® Bitcoin Trust] experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Bitcoin Trust 's return is flat.  For instance, if the iShares® Bitcoin Trust 's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® Bitcoin Trust 's return for the year was 0%.

The iShares® Bitcoin Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. the iShares® Bitcoin Trust’s highest volatility rate for any one calendar year during the five-year period was [   ]%. the iShares® Bitcoin Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical iShares® Bitcoin Trust volatility and performance are not indications of what the iShares® Bitcoin Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Bitcoin Trust may differ from the volatility of the iShares® Bitcoin Trust.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the iShares® Bitcoin Trust from the end of the prior calendar month until the time of investment by the investor. If the iShares® Bitcoin Trust gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® Bitcoin Trust loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® Bitcoin Trust, depending upon the movement of the iShares® Bitcoin Trust from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the iShares® Bitcoin Trust experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Bitcoin Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® Bitcoin Trust during such calendar month.

In order to achieve a high degree of correlation with the iShares® Bitcoin Trust, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Bitcoin Trust may prevent the Fund from achieving a high degree of correlation with the iShares® Bitcoin Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Bitcoin Trust’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the iShares® Bitcoin Trust is volatile, particularly when the iShares® Bitcoin Trust is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Bitcoin Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Bitcoin Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Bitcoin Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the iShares® Bitcoin Trust. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Bitcoin Trust and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Bitcoin Trust that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

Trading Halt Risk. Shares of the iShares® Bitcoin Trust and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Bitcoin Trust ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Bitcoin Trust ’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Bitcoin Trust ’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Bitcoin Trust ’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Bitcoin Trust ’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Bitcoin Trust ’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the iShares® Bitcoin Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Bitcoin Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® Bitcoin Trust

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Bitcoin Trust is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Bitcoin Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. The market price of bitcoin has been subject to extreme fluctuations. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin. Bitcoin are susceptible to theft, loss and destruction.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and Financial or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the iShares® Bitcoin Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

SUMMARY SECTION – Tradr 2X Long IBIT Monthly ETF

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [___, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[     ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

Important Information About the Tradr 2X Long IBIT Quarterly ETF

The Tradr 2X Long IBIT Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the iShares® Bitcoin Trust. The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of the iShares® Bitcoin Trust for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of the iShares® Bitcoin Trust for that period. Longer holding periods and higher volatility of the iShares® Bitcoin Trust increase the impact of compounding on an investor’s returns. During periods of higher the iShares® Bitcoin Trust volatility, the volatility of the iShares® Bitcoin Trust may affect the Fund’s return as much as, or more than, the return of the iShares® Bitcoin Trust.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if the iShares® Bitcoin Trust’s performance is flat, and it is possible that the Fund will lose money even if the iShares® Bitcoin Trust’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long IBIT Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the iShares® Bitcoin Trust. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of the iShares® Bitcoin Trust. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of the iShares® Bitcoin Trust for a full calendar quarter, and not for any other period, by entering into one or more swaps on the iShares® Bitcoin Trust. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the iShares® Bitcoin Trust. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the iShares® Bitcoin Trust. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the iShares® Bitcoin Trust’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Bitcoin Trust is so concentrated.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The iShares® Bitcoin Trust seeks to reflect generally the performance of the price of bitcoin. The iShares® Bitcoin Trust seeks to reflect such performance before payment of its expenses and liabilities. The assets of the iShares® Bitcoin Trust consist primarily of bitcoin held by a custodian on behalf of the iShares® Bitcoin Trust. The iShares® Bitcoin Trust is not an investment company registered under the Investment Company Act of 1940, as amended.

The Fund has derived all disclosures contained in this document regarding the iShares® Bitcoin Trust from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the iShares® Bitcoin Trust. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the iShares® Bitcoin Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the iShares® Bitcoin Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the iShares® Bitcoin Trust could affect the value of the Fund’s investments with respect to the iShares® Bitcoin Trust and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the iShares® Bitcoin Trust.

THE TRADR 2X LONG IBIT QUARTERLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE iSHARES® BITCOIN TRUST, iSHARES DELAWARE TRUST SPONSOR LLC , OR BLACKROCK FUND ADVISORS.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the iShares® Bitcoin Trust has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the iShares® Bitcoin Trust reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the iShares® Bitcoin Trust. Because the Fund includes a multiplier of two times (200%) the iShares® Bitcoin Trust, a full calendar quarter movement in the iShares® Bitcoin Trust approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the iShares® Bitcoin Trust subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in the iShares® Bitcoin Trust, even if the iShares® Bitcoin Trust maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of the iShares® Bitcoin Trust for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as the iShares® Bitcoin Trust volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) the iShares® Bitcoin Trust volatility; (b) the iShares® Bitcoin Trust performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the iShares® Bitcoin Trust volatility and the iShares® Bitcoin Trust performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the iShares® Bitcoin Trust volatility and the iShares® Bitcoin Trust performance over a one-year period. Actual volatility, the iShares® Bitcoin Trust and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the iShares® Bitcoin Trust and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the iShares® Bitcoin Trust. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of the iShares® Bitcoin Trust volatility and the iShares® Bitcoin Trust performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if the iShares® Bitcoin Trust provided no return over a one-year period during which the iShares® Bitcoin Trust experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the iShares® Bitcoin Trust 's return is flat.  For instance, if the iShares® Bitcoin Trust 's annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative iShares® Bitcoin Trust return for the year was 0%.

The iShares® Bitcoin Trust’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. the iShares® Bitcoin Trust’s highest volatility rate for any one calendar year during the five-year period was [    ]%. the iShares® Bitcoin Trust’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical iShares® Bitcoin Trust volatility and performance are not indications of what the iShares® Bitcoin Trust volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the iShares® Bitcoin Trust may differ from the volatility of the iShares® Bitcoin Trust.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the iShares® Bitcoin Trust from the end of the prior calendar quarter until the time of investment by the investor. If the iShares® Bitcoin Trust gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the iShares® Bitcoin Trust loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to the iShares® Bitcoin Trust, depending upon the movement of the iShares® Bitcoin Trust from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of the iShares® Bitcoin Trust experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the iShares® Bitcoin Trust, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the iShares® Bitcoin Trust during such calendar quarter.

In order to achieve a high degree of correlation with the iShares® Bitcoin Trust, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the iShares® Bitcoin Trust may prevent the Fund from achieving a high degree of correlation with the iShares® Bitcoin Trust and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the iShares® Bitcoin Trust’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when the iShares® Bitcoin Trust is volatile, particularly when the iShares® Bitcoin Trust is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with the iShares® Bitcoin Trust, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the iShares® Bitcoin Trust. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the iShares® Bitcoin Trust. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of the iShares® Bitcoin Trust. Any of these factors could decrease correlation between the performance of the Fund and the iShares® Bitcoin Trust and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the iShares® Bitcoin Trust that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

Trading Halt Risk. Shares of the iShares® Bitcoin Trust and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the iShares® Bitcoin Trust ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the iShares® Bitcoin Trust ’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the iShares® Bitcoin Trust ’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the iShares® Bitcoin Trust ’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the iShares® Bitcoin Trust ’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the iShares® Bitcoin Trust ’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. the iShares® Bitcoin Trust is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the iShares® Bitcoin Trust in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the iShares® Bitcoin Trust

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the iShares® Bitcoin Trust is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Bitcoin Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. The market price of bitcoin has been subject to extreme fluctuations. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin. Bitcoin are susceptible to theft, loss and destruction.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and Financial or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of the iShares® Bitcoin Trust by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

SUMMARY SECTION – Tradr 2X Long IBIT Quarterly ETF

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [___, 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[     ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Important Information About the Tradr 2X Long NVDA Weekly ETF

The Tradr 2X Long NVDA Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the common shares of NVIDIA Corporation (NASDAQ: NVDA) (“NVDA”). The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of NVDA for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of NVDA for that period. Longer holding periods and higher volatility of NVDA increase the impact of compounding on an investor’s returns. During periods of higher NVDA volatility, the volatility of NVDA may affect the Fund’s return as much as, or more than, the return of NVDA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if NVDA’s performance is flat, and it is possible that the Fund will lose money even if NVDA’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long NVDA Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the common shares of NVIDIA Corporation The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of NVDA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of NVDA for a full calendar week, and not for any other period, by entering into one or more swaps on NVDA. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on NVDA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing NVDA. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of NVDA’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to NVDA (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry assigned to NVDA). As of the date of this prospectus, NVDA is assigned to the semiconductor industry.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

NVIDIA Corporation pioneers accelerated computing to help solve the most challenging computational problems. NVIDIA Corporation expanded its focus from personal computer graphics to include several other large and important computationally intensive field, such as artificial intelligence, data science, autonomous vehicles, robotics and augmented and virtual reality. NVDA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NVIDIA Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding NVIDIA Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding NVIDIA Corporation from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to NVIDIA Corporation. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding NVIDIA Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of NVDA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning NVIDIA Corporation could affect the value of the Fund’s investments with respect to NVDA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of NVDA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if NVDA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if NVDA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and NVDA. Because the Fund includes a multiplier of two times (200%) NVDA, a full calendar week movement in NVDA approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if NVDA subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in NVDA, even if NVDA maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of NVDA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as NVDA volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) NVDA volatility; (b) NVDA performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — NVDA volatility and NVDA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of NVDA volatility and NVDA performance over a one-year period. Actual volatility, NVDA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of NVDA and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of NVDA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of the NVDA volatility and the NVDA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if the NVDA provided no return over a one-year period during which NVDA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if NVDA’s return is flat.  For instance, if NVDA’s annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative NVDA’s return for the year was 0%.

NVDA’s annualized historical volatility rate for the five-year period ended December 31, 2023 was [    ]%. NVDA’s highest volatility rate for any one calendar year during the five-year period was [    ]%. NVDA’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical NVDA volatility and performance are not indications of what NVDA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of NVDA may differ from the volatility of NVDA.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of NVDA from the end of the prior calendar week until the time of investment by the investor. If NVDA gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if NVDA loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to NVDA, depending upon the movement of NVDA from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of NVDA experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with NVDA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of NVDA during such calendar week.

In order to achieve a high degree of correlation with NVDA, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to NVDA may prevent the Fund from achieving a high degree of correlation with NVDA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by NVDA’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when NVDA is volatile, particularly when NVDA is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with NVDA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with NVDA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to NVDA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of NVDA. Any of these factors could decrease correlation between the performance of the Fund and NVDA and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to NVDA that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

Trading Halt Risk. Shares of NVIDIA Corporation and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although NVIDIA Corporation ’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in NVIDIA Corporation ’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of NVIDIA Corporation ’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of NVIDIA Corporation ’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting NVIDIA Corporation’s shares will result in a trading halt of the Fund’s shares. To the extent trading in NVIDIA Corporation ’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. NVIDIA Corporation is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of NVIDIA Corporation in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of NVIDIA Corporation.

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to NVIDIA Corporation (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to NVIDIA Corporation). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of NVDA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [       2024]. Messrs. Trampe, Bishnoi and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long NVDA Weekly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[        ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

Important Information About the Tradr 2X Short NVDA Weekly ETF

The Tradr 2X Short NVDA Weekly ETF (the “Fund”) seeks calendar week inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar week performance of the common shares of NVIDIA Corporation (NASDAQ: NVDA) (“NVDA”). The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be -200% of the performance of NVDA for the period. The return of the Fund for a period longer than a calendar week will be the result of each calendar week’s compounded return over the period, which will very likely differ from -200% of the return of NVDA for that period. Longer holding periods and higher volatility of NVDA increase the impact of compounding on an investor’s returns. During periods of higher NVDA volatility, the volatility of NVDA may affect the Fund’s return as much as, or more than, the return of NVDA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if NVDA’s performance is flat, and it is possible that the Fund will lose money even if NVDA’s performance decreases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Short NVDA Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar week performance of the common shares of NVIDIA Corporation The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [0.%] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar week performance of NVDA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, -200% performance of NVDA for a full calendar week, and not for any other period, by entering into one or more swaps on NVDA. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on NVDA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing NVDA. The Adviser attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of NVDA’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to NVDA (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to the industry assigned to NVDA). As of the date of this prospectus, NVDA is assigned to the semiconductor industry.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

NVIDIA Corporation pioneers accelerated computing to help solve the most challenging computational problems. NVIDIA Corporation expanded its focus from personal computer graphics to include several other large and important computationally intensive field, such as artificial intelligence, data science, autonomous vehicles, robotics and augmented and virtual reality. NVDA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NVIDIA Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding NVIDIA Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding NVIDIA Corporation from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to NVIDIA Corporation None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding NVIDIA Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of NVDA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning NVIDIA Corporation could affect the value of the Fund’s investments with respect to NVDA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of NVDA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if NVDA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if NVDA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from -200% of the calendar week return of NVDA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance weekly. This effect becomes more pronounced as NVDA volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) NVDA volatility; (b) NVDA performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — NVDA volatility and NVDA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of NVDA volatility and NVDA performance over a one-year period. Actual volatility, NVDA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of NVDA and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of NVDA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	23171.1%	18519.9%	12049.8%	4977.2%	1244.7%	77.9%	-94.6%
-90	180	6983.2%	5982.1%	3462.0%	1309.9%	240.1%	-62.4%	-99.4%
-80	160	1958.6%	1652.1%	893.6%	270.4%	-19.6%	-92.8%	-100.0%
-70	140	876.9%	726.8%	359.4%	64.8%	-66.6%	-97.4%	-100.0%
-60	120	469.6%	261.3%	162.8%	-8.4%	-82.3%	-98.8%	-100.0%
-50	100	272.5%	212.9%	69.2%	-42.3%	-89.3%	-99.3%	-100.0%
-40	80	162.2%	119.7%	17.6%	-60.7%	-93.0%	-99.6%	-100.0%
-30	60	94.3%	62.4%	-13.9%	-71.7%	-95.1%	-99.7%	-100.0%
-20	40	49.5%	24.7%	-34.4%	-78.8%	-96.4%	-99.8%	-100.0%
-10	20	18.5%	-1.4%	-48.5%	-83.5%	-97.3%	-99.9%	-100.0%
0	0	-3.9%	-20.2%	-58.5%	-86.9%	-97.9%	-99.9%	-100.0%
10	-20	-20.6%	-34.1%	-66.0%	-89.4%	-98.3%	-99.9%	-100.0%
20	-40	-33.4%	-44.8%	-71.7%	-91.3%	-98.7%	-99.9%	-100.0%
30	-60	-43.3%	-53.1%	-76.0%	-92.7%	-98.9%	-100.0%	-100.0%
40	-80	-51.2%	-59.7%	-79.5%	-93.8%	-99.1%	-100.0%	-100.0%
50	-100	-57.6%	-65.0%	-82.3%	-94.7%	-99.2%	-100.0%	-100.0%
60	-120	-62.9%	-69.4%	-84.6%	-95.4%	-99.3%	-100.0%	-100.0%
70	-140	-67.2%	-73.0%	-86.5%	-96.0%	-99.4%	-100.0%	-100.0%
80	-160	-70.9%	-76.1%	-88.0%	-96.5%	-99.5%	-100.0%	-100.0%
90	-180	-74.0%	-78.6%	-89.3%	-96.9%	-99.6%	-100.0%	-100.0%
100	-200	-76.6%	-80.8%	-90.5%	-97.2%	-99.6%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of NVDA volatility and NVDA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.2% if NVDA provided no return over a one-year period during which NVDA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if NVDA’s return is flat.  For instance, if NVDA’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative NVDA’s return for the year was 0%.

NVDA’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. NVDA’s highest volatility rate for any one calendar year during the five-year period was [    ]%. NVDA’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical NVDA volatility and performance are not indications of what NVDA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of NVDA may differ from the volatility of NVDA.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

Intra-Calendar Week Investment Risk. The Fund seeks calendar week inverse investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of NVDA from the end of the prior calendar week until the time of investment by the investor. If NVDA gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if NVDA loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than -200% inverse investment exposure to NVDA, depending upon the movement of NVDA from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of NVDA experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with NVDA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of NVDA during such calendar week.

In order to achieve a high degree of correlation with NVDA, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to NVDA may prevent the Fund from achieving a high degree of correlation with NVDA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by NVDA’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar week or at the end of the week and the likelihood of being materially under- or overexposed is higher on weeks when NVDA is volatile, particularly when NVDA is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with NVDA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with NVDA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to NVDA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the weekly performance of the Fund and changes in the performance of NVDA. Any of these factors could decrease correlation between the performance of the Fund and NVDA and may hinder the Fund’s ability to meet its weekly investment objective during around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to NVDA that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

Trading Halt Risk. Shares of NVIDIA Corporation and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although NVIDIA Corporation’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in NVIDIA Corporation’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of NVIDIA Corporation’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of NVIDIA Corporation’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting NVIDIA Corporation’s shares will result in a trading halt of the Fund’s shares. To the extent trading in NVIDIA Corporation’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when NVDA rises, which is the opposite result from that of traditional funds. A calendar week or intra-week increase in the performance of NVDA may result in the total loss or almost total loss of an investor’s investment, even if NVDA subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. NVIDIA Corporation is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of NVIDIA Corporation in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of NVIDIA Corporation.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to NVIDIA Corporation (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to NVIDIA Corporation). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of NVDA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

SUMMARY SECTION – Tradr 2X Short NVDA Weekly ETF

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [     , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[     ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Important Information About the Tradr 2X long NVDA Monthly ETF

The Tradr 2X Long NVDA Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of NVIDIA Corporation (NASDAQ: NVDA) (“NVDA”). The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of NVDA for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of NVDA for that period. Longer holding periods and higher volatility of NVDA increase the impact of compounding on an investor’s returns. During periods of higher NVDA volatility, the volatility of NVDA may affect the Fund’s return as much as, or more than, the return of NVDA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if NVDA’s performance is flat, and it is possible that the Fund will lose money even if NVDA’s performance increases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Long NVDA Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the common shares of NVIDIA Corporation The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of NVDA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of NVDA for a full calendar month, and not for any other period, by entering into one or more swaps on NVDA. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on NVDA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing NVDA. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of NVDA’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to NVDA (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry assigned to NVDA). As of the date of this prospectus, NVDA is assigned to the semiconductor industry.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

NVIDIA Corporation pioneers accelerated computing to help solve the most challenging computational problems. NVIDIA Corporation expanded its focus from personal computer graphics to include several other large and important computationally intensive field, such as artificial intelligence, data science, autonomous vehicles, robotics and augmented and virtual reality. NVDA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NVIDIA Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding NVIDIA Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding NVIDIA Corporation from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to NVIDIA Corporation None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding NVIDIA Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of NVDA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning NVIDIA Corporation could affect the value of the Fund’s investments with respect to NVDA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of NVDA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if NVDA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if NVDA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and NVDA. Because the Fund includes a multiplier of two times (200%) NVDA, a full calendar month movement in NVDA approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if NVDA subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in NVDA, even if NVDA maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of NVDA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as NVDA volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) NVDA volatility; (b) NVDA performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — NVDA volatility and NVDA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of NVDA volatility and NVDA performance over a one-year period. Actual volatility, NVDA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of NVDA and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of NVDA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of NVDA volatility and NVDA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if NVDA provided no return over a one-year period during which NVDA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if NVDA’s return is flat.  For instance, if NVDA’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative NVDA’s return for the year was 0%.

NVDA’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. NVDA’s highest volatility rate for any one calendar year during the five-year period was [    ]%. NVDA’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical NVDA volatility and performance are not indications of what NVDA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of NVDA may differ from the volatility of NVDA.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of NVDA from the end of the prior calendar month until the time of investment by the investor. If NVDA gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if NVDA loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to NVDA, depending upon the movement of NVDA from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of NVDA experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with NVDA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of NVDA during such calendar month.

In order to achieve a high degree of correlation with NVDA, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to NVDA may prevent the Fund from achieving a high degree of correlation with NVDA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by NVDA’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when NVDA is volatile, particularly when NVDA is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with NVDA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with NVDA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to NVDA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of NVDA. Any of these factors could decrease correlation between the performance of the Fund and NVDA and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to NVDA that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of NVIDIA Corporation and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although NVIDIA Corporation’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in NVIDIA Corporation’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of NVIDIA Corporation’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of NVIDIA Corporation’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting NVIDIA Corporation’s shares will result in a trading halt of the Fund’s shares. To the extent trading in NVIDIA Corporation’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. NVIDIA Corporation is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of NVIDIA Corporation in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of NVIDIA Corporation.

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to NVIDIA Corporation (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to NVIDIA Corporation). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of NVDA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [      , 2024]. Messrs. Trampe, Bishnoi and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long NVDA Monthly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[       ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

Important Information About the Tradr 2X Short NVDA Monthly ETF

The Tradr 2X Short NVDA Monthly ETF (the “Fund”) seeks calendar month inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar month performance of the common shares of NVIDIA Corporation (NASDAQ: NVDA) (“NVDA”). The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be -200% of the performance of NVDA for the period. The return of the Fund for a period longer than a calendar month will be the result of each calendar month’s compounded return over the period, which will very likely differ from -200% of the return of NVDA for that period. Longer holding periods and higher volatility of NVDA increase the impact of compounding on an investor’s returns. During periods of higher NVDA volatility, the volatility of NVDA may affect the Fund’s return as much as, or more than, the return of NVDA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if NVDA’s performance is flat, and it is possible that the Fund will lose money even if NVDA’s performance decreases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Short NVDA Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar month performance of the common shares of NVIDIA Corporation The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [0. ]% for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar month performance of NVDA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, -200% performance of NVDA for a full calendar month, and not for any other period, by entering into one or more swaps on NVDA. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on NVDA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing NVDA. The Adviser attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of NVDA’s monthly returns, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to NVDA (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to the industry assigned to NVDA). As of the date of this prospectus, NVDA is assigned to the semiconductor industry.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

NVIDIA Corporation pioneers accelerated computing to help solve the most challenging computational problems. NVIDIA Corporation expanded its focus from personal computer graphics to include several other large and important computationally intensive field, such as artificial intelligence, data science, autonomous vehicles, robotics and augmented and virtual reality. NVDA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NVIDIA Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding NVIDIA Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding NVIDIA Corporation from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to NVIDIA Corporation. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding NVIDIA Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of NVDA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning NVIDIA Corporation could affect the value of the Fund’s investments with respect to NVDA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of NVDA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if NVDA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if NVDA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from -200% of the calendar month return of NVDA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance monthly. This effect becomes more pronounced as NVDA volatility and holding periods increase. Fund performance for a period longer than a calendar month can be estimated given any set of assumptions for the following factors: (a) NVDA volatility; (b) NVDA performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — NVDA volatility and NVDA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of NVDA volatility and NVDA performance over a one-year period. Actual volatility, NVDA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of NVDA and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of NVDA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	7953.1%	7412.8%	5674.1%	3234.7%	681.4%	-100.0%	-100.0%
-90	180	3512.8%	3222.7%	2302.8%	1063.0%	-100.0%	-100.0%	-100.0%
-80	160	1350.6%	1208.7%	768.0%	206.9%	-100.0%	-100.0%	-100.0%
-70	140	699.8%	611.2%	340.2%	10.3%	-100.0%	-100.0%	-100.0%
-60	120	407.7%	346.0%	159.7%	-58.4%	-100.0%	-100.0%	-100.0%
-50	100	249.7%	203.9%	67.1%	-87.3%	-100.0%	-100.0%	-100.0%
-40	80	154.2%	118.7%	13.9%	-100.0%	-100.0%	-100.0%	-100.0%
-30	60	92.1%	63.7%	-19.1%	-100.0%	-100.0%	-100.0%	-99.5%
-20	40	49.4%	26.2%	-40.8%	-100.0%	-100.0%	-100.0%	-100.0%
-10	20	18.8%	-0.5%	-55.7%	-100.0%	-100.0%	-100.0%	-100.0%
0	0	-3.7%	-20.0%	-66.1%	-100.0%	-100.0%	-100.0%	-100.0%
10	-20	-20.8%	-34.7%	-73.8%	-100.0%	-100.0%	-100.0%	-100.0%
20	-40	-34.0%	-46.0%	-79.4%	-100.0%	-100.0%	-100.0%	-100.0%
30	-60	-44.4%	-54.8%	-83.7%	-100.0%	-100.0%	-100.0%	-100.0%
40	-80	-52.7%	-61.9%	-87.0%	-100.0%	-100.0%	-100.0%	-100.0%
50	-100	-59.4%	-67.5%	-89.5%	-100.0%	-100.0%	-100.0%	-100.0%
60	-120	-65.0%	-72.2%	-91.5%	-100.0%	-100.0%	-100.0%	-100.0%
70	-140	-69.5%	-76.0%	-93.1%	-100.0%	-100.0%	-100.0%	-100.0%
80	-160	-73.4%	-79.1%	-94.3%	-100.0%	-100.0%	-100.0%	-100.0%
90	-180	-76.6%	-81.8%	-95.4%	-100.0%	-100.0%	-100.0%	-100.0%
100	-200	-79.3%	-84.0%	-96.2%	-100.0%	-100.0%	-100.0%	-100.0%

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

The foregoing table is intended to isolate the effect of NVDA volatility and NVDA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.0% if NVDA provided no return over a one-year period during which NVDA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the NVDA’s return is flat.  For instance, if NVDA’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative NVDA’s return for the year was 0%.

NVDA’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. NVDA’s highest volatility rate for any one calendar year during the five-year period was [    ]%. NVDA’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical NVDA volatility and performance are not indications of what NVDA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of NVDA may differ from the volatility of NVDA.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month inverse investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of NVDA from the end of the prior calendar month until the time of investment by the investor. If NVDA gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if NVDA loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than -200% inverse investment exposure to NVDA, depending upon the movement of NVDA from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of NVDA experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with NVDA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of NVDA during such calendar month.

In order to achieve a high degree of correlation with NVDA, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to NVDA may prevent the Fund from achieving a high degree of correlation with NVDA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by NVDA’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar month or at the end of the month and the likelihood of being materially under- or overexposed is higher on months when NVDA is volatile, particularly when NVDA is volatile at or near the close of the trading month.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

A number of other factors may also adversely affect the Fund’s correlation with NVDA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with NVDA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to NVDA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the monthly performance of the Fund and changes in the performance of NVDA. Any of these factors could decrease correlation between the performance of the Fund and NVDA and may hinder the Fund’s ability to meet its monthly investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to NVDA that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of NVIDIA Corporation and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although NVIDIA Corporation’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in NVIDIA Corporation’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of NVIDIA Corporation’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of NVIDIA Corporation’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting NVIDIA Corporation’s shares will result in a trading halt of the Fund’s shares. To the extent trading in NVIDIA Corporation’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when NVDA rises, which is the opposite result from that of traditional funds. A calendar month or intra-month increase in the performance of NVDA may result in the total loss or almost total loss of an investor’s investment, even if NVDA subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. NVIDIA Corporation is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of NVIDIA Corporation in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of NVIDIA Corporation.

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to NVIDIA Corporation (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to NVIDIA Corporation). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of NVDA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [      , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Short NVDA Monthly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[   ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Important Information About the Tradr 2X Long NVDA Quarterly ETF

The Tradr 2X Long NVDA Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the common shares of NVIDIA Corporation (NASDAQ: NVDA) (“NVDA”). The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of NVDA for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of NVDA for that period. Longer holding periods and higher volatility of NVDA increase the impact of compounding on an investor’s returns. During periods of higher NVDA volatility, the volatility of NVDA may affect the Fund’s return as much as, or more than, the return of NVDA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if NVDA’s performance is flat, and it is possible that the Fund will lose money even if NVDA’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long NVDA Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the common shares of NVIDIA Corporation The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of NVDA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of NVDA for a full calendar quarter, and not for any other period, by entering into one or more swaps on NVDA. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on NVDA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing NVDA. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of NVDA’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to NVDA (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry assigned to NVDA). As of the date of this prospectus, NVDA is assigned to the semiconductor industry.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

NVIDIA Corporation pioneers accelerated computing to help solve the most challenging computational problems. NVIDIA Corporation expanded its focus from personal computer graphics to include several other large and important computationally intensive field, such as artificial intelligence, data science, autonomous vehicles, robotics and augmented and virtual reality. NVDA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NVIDIA Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding NVIDIA Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding NVIDIA Corporation from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to NVIDIA Corporation. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding NVIDIA Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of NVDA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning NVIDIA Corporation could affect the value of the Fund’s investments with respect to NVDA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of NVDA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if NVDA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if NVDA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and NVDA. Because the Fund includes a multiplier of two times (200%) NVDA, a full calendar quarter movement in NVDA approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if NVDA subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in NVDA, even if NVDA maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of NVDA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as NVDA volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) NVDA volatility; (b) NVDA performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — NVDA volatility and NVDA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of NVDA volatility and NVDA performance over a one-year period. Actual volatility, NVDA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of NVDA and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of NVDA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of NVDA volatility and NVDA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if NVDA provided no return over a one-year period during which NVDA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the NVDA’s return is flat.  For instance, if NVDA’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative NVDA’s return for the year was 0%.

NVDA’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [    ]%. NVDA’s highest volatility rate for any one calendar year during the five-year period was [    ]%. NVDA’s annualized total return performance for the five-year period ended December 31, 2023 was [    ]%. Historical NVDA volatility and performance are not indications of what NVDA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of NVDA may differ from the volatility of NVDA.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the NVDA from the end of the prior calendar quarter until the time of investment by the investor. If NVDA gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if NVDA loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to NVDA, depending upon the movement of NVDA from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of NVDA experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with NVDA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of NVDA during such calendar quarter.

In order to achieve a high degree of correlation with NVDA, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to NVDA may prevent the Fund from achieving a high degree of correlation with NVDA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by NVDA’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when NVDA is volatile, particularly when NVDA is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with NVDA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with NVDA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to NVDA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of NVDA. Any of these factors could decrease correlation between the performance of the Fund and NVDA and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to NVDA that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Trading Halt Risk. Shares of NVIDIA Corporation and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although NVIDIA Corporation’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in NVIDIA Corporation’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of NVIDIA Corporation’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of NVIDIA Corporation’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting NVIDIA Corporation’s shares will result in a trading halt of the Fund’s shares. To the extent trading in NVIDIA Corporation’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. NVIDIA Corporation is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of NVIDIA Corporation in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of NVIDIA Corporation.

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to NVIDIA Corporation (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to NVIDIA Corporation). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of NVDA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [      , 2024]. Messrs. Trampe, Bishnoi and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long NVDA Quarterly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[      ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Important Information About the Tradr 2X Long TSLA Weekly ETF

The Tradr 2X Long TSLA Weekly ETF (the “Fund”) seeks calendar week leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar week performance of the common shares of Tesla, Inc. (NASDAQ: TSLA) (“TSLA”). The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be 200% of the performance of TSLA for the period. The return of the Fund for a period longer than a full calendar week will be the result of each full calendar week’s compounded return over the period, which will very likely differ from 200% of the return of TSLA for that period. Longer holding periods and higher volatility of TSLA increase the impact of compounding on an investor’s returns. During periods of higher TSLA volatility, the volatility of TSLA may affect the Fund’s return as much as, or more than, the return of TSLA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if TSLA’s performance is flat, and it is possible that the Fund will lose money even if TSLA’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long TSLA Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to two times (200%) the calendar week performance of the common shares of Tesla, Inc. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [%] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_______, 2025], and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar week performance of TSLA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, 200% performance of TSLA for a full calendar week, and not for any other period, by entering into one or more swaps on TSLA. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on TSLA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing TSLA. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of TSLA’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to TSLA (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry assigned to TSLA). As of the date of this prospectus, TSLA is assigned to the automotive industry.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Tesla, Inc. designs, manufactures and sells electric vehicles and electric vehicle powertrain components. TSLA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Tesla, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Tesla, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding Tesla, Inc. from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to Tesla, Inc. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TSLA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Tesla, Inc. could affect the value of the Fund’s investments with respect to TSLA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of TSLA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if TSLA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if TSLA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and TSLA. Because the Fund includes a multiplier of two times (200%) TSLA, a full calendar week movement in TSLA approaching 50% at any point in the week could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if TSLA subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar week movements in TSLA, even if TSLA maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from 200% of the calendar week return of TSLA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance weekly. This effect becomes more pronounced as TSLA volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) TSLA volatility; (b) TSLA performance; (c) period of time; (d) financing rates associated with inverse exposure; and € other Fund expenses. The chart below illustrates the impact of two principal factors — TSLA volatility and TSLA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of TSLA volatility and TSLA performance over a one-year period. Actual volatility, TSLA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of TSLA and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of TSLA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of TSLA volatility and TSLA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 5.5% if TSLA provided no return over a one-year period during which TSLA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TSLA’s return is flat.  For instance, if TSLA’s annualized volatility is 150%, the Fund would be expected to lose 97.9% of its value, even if the cumulative TSLA’s return for the year was 0%.

TSLA’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. TSLA’s highest volatility rate for any one calendar year during the five-year period was [   ]%. TSLA’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical TSLA volatility and performance are not indications of what TSLA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of TSLA may differ from the volatility of TSLA.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week leveraged investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of TSLA from the end of the prior calendar week until the time of investment by the investor. If TSLA gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if TSLA loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than 200% leveraged investment exposure to TSLA, depending upon the movement of TSLA from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of TSLA experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with TSLA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of TSLA during such calendar week.

In order to achieve a high degree of correlation with TSLA, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to TSLA may prevent the Fund from achieving a high degree of correlation with TSLA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by TSLA’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar week or at the end of each week and the likelihood of being materially under- or overexposed is higher on weeks when TSLA is volatile, particularly when TSLA is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with TSLA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with TSLA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to TSLA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar week performance of the Fund and changes in the performance of TSLA. Any of these factors could decrease correlation between the performance of the Fund and TSLA and may hinder the Fund’s ability to meet its calendar week investment objective during or around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to TSLA that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced, and may not achieve its investment objective.

Trading Halt Risk. Shares of Tesla, Inc. and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although Tesla, Inc.’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in Tesla, Inc.’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of Tesla, Inc.’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of Tesla, Inc.’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting Tesla, Inc.’s shares will result in a trading halt of the Fund’s shares. To the extent trading in Tesla, Inc.’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. Tesla, Inc. is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of Tesla, Inc. in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of Tesla, Inc.

Automotive Companies Risk. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to Tesla, Inc. (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to Tesla, Inc.). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of TSLA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [    , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long TSLA Weekly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[   ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Important Information About the Tradr 2X Short TSLA Weekly ETF

The Tradr 2X Short TSLA Weekly ETF (the “Fund”) seeks calendar week inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar week inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar week performance of the common shares of Tesla, Inc. (NASDAQ: TSLA) (“TSLA”). The return for investors that invest for periods longer or shorter than a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week, should not be expected to be -200% of the performance of TSLA for the period. The return of the Fund for a period longer than a calendar week will be the result of each calendar week’s compounded return over the period, which will very likely differ from -200% of the return of TSLA for that period. Longer holding periods and higher volatility of TSLA increase the impact of compounding on an investor’s returns. During periods of higher TSLA volatility, the volatility of TSLA may affect the Fund’s return as much as, or more than, the return of TSLA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar week inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar week, the Fund will lose money if TSLA’s performance is flat, and it is possible that the Fund will lose money even if TSLA’s performance decreases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Short TSLA Weekly ETF seeks calendar week investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar week performance of the common shares of Tesla, Inc. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar week.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [0.%] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed %. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar week performance of TSLA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar week basis, before fees and expenses, -200% performance of TSLA for a full calendar week, and not for any other period, by entering into one or more swaps on TSLA. A “full calendar week” is measured from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on TSLA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing TSLA. The Adviser attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of TSLA’s weekly return, and expects to rebalance the Fund’s holdings weekly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to TSLA (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to the industry assigned to TSLA). As of the date of this prospectus, TSLA is assigned to the automotive industry.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

Tesla, Inc. designs, manufactures and sells electric vehicles and electric vehicle powertrain components. TSLA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Tesla, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Tesla, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

The Fund has derived all disclosures contained in this document regarding Tesla, Inc. from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to Tesla, Inc. None of the Fund, the Trust, the Advisor and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TSLA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Tesla, Inc. could affect the value of the Fund’s investments with respect to TSLA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of TSLA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if TSLA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if TSLA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired weekly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar week investment objective, and the Fund’s performance for any other period is the result of its return for each week compounded over the period. The performance of the Fund for periods longer than a full calendar week will very likely differ in amount, and possibly even direction, from -200% of the calendar week return of TSLA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance weekly. This effect becomes more pronounced as TSLA volatility and holding periods increase. Fund performance for a period longer than a full calendar week can be estimated given any set of assumptions for the following factors: (a) TSLA volatility; (b) TSLA performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — TSLA volatility and TSLA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of TSLA volatility and TSLA performance over a one-year period. Actual volatility, TSLA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of TSLA and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of TSLA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	23171.1%	18519.9%	12049.8%	4977.2%	1244.7%	77.9%	-94.6%
-90	180	6983.2%	5982.1%	3462.0%	1309.9%	240.1%	-62.4%	-99.4%
-80	160	1958.6%	1652.1%	893.6%	270.4%	-19.6%	-92.8%	-100.0%
-70	140	876.9%	726.8%	359.4%	64.8%	-66.6%	-97.4%	-100.0%
-60	120	469.6%	261.3%	162.8%	-8.4%	-82.3%	-98.8%	-100.0%
-50	100	272.5%	212.9%	69.2%	-42.3%	-89.3%	-99.3%	-100.0%
-40	80	162.2%	119.7%	17.6%	-60.7%	-93.0%	-99.6%	-100.0%
-30	60	94.3%	62.4%	-13.9%	-71.7%	-95.1%	-99.7%	-100.0%
-20	40	49.5%	24.7%	-34.4%	-78.8%	-96.4%	-99.8%	-100.0%
-10	20	18.5%	-1.4%	-48.5%	-83.5%	-97.3%	-99.9%	-100.0%
0	0	-3.9%	-20.2%	-58.5%	-86.9%	-97.9%	-99.9%	-100.0%
10	-20	-20.6%	-34.1%	-66.0%	-89.4%	-98.3%	-99.9%	-100.0%
20	-40	-33.4%	-44.8%	-71.7%	-91.3%	-98.7%	-99.9%	-100.0%
30	-60	-43.3%	-53.1%	-76.0%	-92.7%	-98.9%	-100.0%	-100.0%
40	-80	-51.2%	-59.7%	-79.5%	-93.8%	-99.1%	-100.0%	-100.0%
50	-100	-57.6%	-65.0%	-82.3%	-94.7%	-99.2%	-100.0%	-100.0%
60	-120	-62.9%	-69.4%	-84.6%	-95.4%	-99.3%	-100.0%	-100.0%
70	-140	-67.2%	-73.0%	-86.5%	-96.0%	-99.4%	-100.0%	-100.0%
80	-160	-70.9%	-76.1%	-88.0%	-96.5%	-99.5%	-100.0%	-100.0%
90	-180	-74.0%	-78.6%	-89.3%	-96.9%	-99.6%	-100.0%	-100.0%
100	-200	-76.6%	-80.8%	-90.5%	-97.2%	-99.6%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of TSLA volatility and TSLA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.2% if TSLA provided no return over a one-year period during which TSLA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TSLA’s return is flat.  For instance, if TSLA’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative TSLA’s return for the year was 0%.

TSLA’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. TSLA’s highest volatility rate for any one calendar year during the five-year period was [   ]%. TSLA’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical TSLA volatility and performance are not indications of what TSLA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of TSLA may differ from the volatility of TSLA.

Intra-Calendar Week Investment Risk. The Fund seeks calendar week inverse investment results. The exact exposure of an investment in the Fund intra-week will depend upon the movement of TSLA from the end of the prior calendar week until the time of investment by the investor. If TSLA gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if TSLA loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar week will likely obtain more, or less, than -200% inverse investment exposure to TSLA, depending upon the movement of TSLA from the end of the prior calendar week until the time of investment by the investor. If there is a significant intra-week market event and/or the securities of TSLA experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with TSLA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar week may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of TSLA during such calendar week.

In order to achieve a high degree of correlation with TSLA, the Fund seeks to rebalance its portfolio weekly to keep exposure consistent with its investment objective. Being materially under- or overexposed to TSLA may prevent the Fund from achieving a high degree of correlation with TSLA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by TSLA’s movements, including intra-week movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar week or at the end of the week and the likelihood of being materially under- or overexposed is higher on weeks when TSLA is volatile, particularly when TSLA is volatile at or near the close of the trading week.

A number of other factors may also adversely affect the Fund’s correlation with TSLA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with TSLA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to TSLA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the weekly performance of the Fund and changes in the performance of TSLA. Any of these factors could decrease correlation between the performance of the Fund and TSLA and may hinder the Fund’s ability to meet its weekly investment objective during around that week.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to TSLA that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of Tesla, Inc. and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although Tesla, Inc.’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in Tesla, Inc.’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of Tesla, Inc.’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of Tesla, Inc.’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting Tesla, Inc.’s shares will result in a trading halt of the Fund’s shares. To the extent trading in Tesla, Inc.’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when TSLA rises, which is the opposite result from that of traditional funds. A calendar week or intra-week increase in the performance of TSLA may result in the total loss or almost total loss of an investor’s investment, even if TSLA subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. Tesla, Inc. is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of Tesla, Inc. in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of Tesla, Inc.

Automotive Companies Risk. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to Tesla, Inc. (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to Tesla, Inc.). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve weekly results that correspond to a multiple of the weekly performance of TSLA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

SUMMARY SECTION – Tradr 2X Short TSLA Weekly ETF

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [    , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[     ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Important Information About the Tradr 2X Long TSLA Monthly ETF

The Tradr 2X Long TSLA Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the common shares of Tesla, Inc. (NASDAQ: TSLA) (“TSLA”). The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of TSLA for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of TSLA for that period. Longer holding periods and higher volatility of TSLA increase the impact of compounding on an investor’s returns. During periods of higher TSLA volatility, the volatility of TSLA may affect the Fund’s return as much as, or more than, the return of TSLA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if TSLA’s performance is flat, and it is possible that the Fund will lose money even if TSLA’s performance increases over a period longer than a calendar week.

Investment Objective

The Tradr 2X Long TSLA Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the common shares of Tesla, Inc. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be %] for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [______, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of TSLA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of TSLA for a full calendar month, and not for any other period, by entering into one or more swaps on TSLA. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on TSLA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing TSLA. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of TSLA’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to TSLA (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry assigned to TSLA). As of the date of this prospectus, TSLA is assigned to the automotive industry.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

Tesla, Inc. designs, manufactures and sells electric vehicles and electric vehicle powertrain components. TSLA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Tesla, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Tesla, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding Tesla, Inc. from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to Tesla, Inc. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TSLA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Tesla, Inc. could affect the value of the Fund’s investments with respect to TSLA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of TSLA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if TSLA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if TSLA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and TSLA. Because the Fund includes a multiplier of two times (200%) TSLA, a full calendar month movement in TSLA approaching 50% at any point in the month could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if TSLA subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar month movements in TSLA, even if TSLA maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of TSLA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as TSLA volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) TSLA volatility; (b) TSLA performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — TSLA volatility and TSLA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of TSLA volatility and TSLA performance over a one-year period. Actual volatility, TSLA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than 200% of the performance of TSLA and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than 200% of the performance of TSLA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of TSLA volatility and TSLA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if TSLA provided no return over a one-year period during which TSLA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TSLA’s return is flat.  For instance, if TSLA’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative TSLA’s return for the year was 0%.

TSLA’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. TSLA’s highest volatility rate for any one calendar year during the five-year period was [   ]%. TSLA’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical TSLA volatility and performance are not indications of what TSLA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of TSLA may differ from the volatility of TSLA.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of TSLA from the end of the prior calendar month until the time of investment by the investor. If TSLA gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if TSLA loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to TSLA, depending upon the movement of TSLA from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of TSLA experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with TSLA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of TSLA during such calendar month.

In order to achieve a high degree of correlation with TSLA, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to TSLA may prevent the Fund from achieving a high degree of correlation with TSLA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by TSLA’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when TSLA is volatile, particularly when TSLA is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with TSLA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with TSLA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to TSLA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of TSLA. Any of these factors could decrease correlation between the performance of the Fund and TSLA and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to TSLA that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of Tesla, Inc. and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although Tesla, Inc.’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in Tesla, Inc.’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of Tesla, Inc.’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of Tesla, Inc.’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting Tesla, Inc.’s shares will result in a trading halt of the Fund’s shares. To the extent trading in Tesla, Inc.’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. Tesla, Inc. is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of Tesla, Inc. in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of Tesla, Inc.

Automotive Companies Risk. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to Tesla, Inc. (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to Tesla, Inc.). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of TSLA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [ , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

SUMMARY SECTION – Tradr 2X Long TSLA Monthly ETF

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[   ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Important Information About the Tradr 2X Short TSLA Monthly ETF

The Tradr 2X Short TSLA Monthly ETF (the “Fund”) seeks calendar month inverse investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar month inverse investment results because the Fund’s objective is to magnify the inverse (by -200%) calendar month performance of the common shares of Tesla, Inc. (NASDAQ: TSLA) (“TSLA”). The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be -200% of the performance of TSLA for the period. The return of the Fund for a period longer than a calendar month will be the result of each calendar month’s compounded return over the period, which will very likely differ from -200% of the return of TSLA for that period. Longer holding periods and higher volatility of TSLA increase the impact of compounding on an investor’s returns. During periods of higher TSLA volatility, the volatility of TSLA may affect the Fund’s return as much as, or more than, the return of TSLA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month inverse (-200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if TSLA’s performance is flat, and it is possible that the Fund will lose money even if TSLA’s performance decreases over a period longer than a calendar month.

Investment Objective

The Tradr 2X Short TSLA Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to the inverse (-200%) of the calendar month performance of the common shares of Tesla, Inc. The Fund does not seek to achieve its stated investment objective for a period of time different than a calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fees waived and/or reimbursed[3]	[ . ]%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [0.%] for the fiscal year ending [_____, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) leverage interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed [ ]%. This agreement is effective until [_______, 2025] and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide inverse exposure to the calendar month performance of TSLA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar month basis, before fees and expenses, -200% performance of TSLA for a full calendar month, and not for any other period, by entering into one or more swaps on TSLA. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on TSLA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing TSLA. The Adviser attempts to consistently apply leverage to maintain the Fund’s exposure to -200% of TSLA’s monthly returns, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to TSLA (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to the industry assigned to TSLA). As of the date of this prospectus, TSLA is assigned to the automotive industry.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Tesla, Inc. designs, manufactures and sells electric vehicles and electric vehicle powertrain components. TSLA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Tesla, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Tesla, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding Tesla, Inc. from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to Tesla, Inc. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TSLA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Tesla, Inc. could affect the value of the Fund’s investments with respect to TSLA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of TSLA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if TSLA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if TSLA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly inverse performance for the Fund.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from -200% of the calendar month return of TSLA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance monthly. This effect becomes more pronounced as TSLA volatility and holding periods increase. Fund performance for a period longer than a calendar month can be estimated given any set of assumptions for the following factors: (a) TSLA volatility; (b) TSLA performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — TSLA volatility and TSLA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of TSLA volatility and TSLA performance over a one-year period. Actual volatility, TSLA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Areas shaded red (or dark gray) represent those scenarios in which the Fund can be expected to return less than -200% of the performance of TSLA and those shaded green (or light gray) represent those scenarios in which the Fund can be expected to return more than -200% of the performance of TSLA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	-200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	190	7953.1%	7412.8%	5674.1%	3234.7%	681.4%	-100.0%	-100.0%
-90	180	3512.8%	3222.7%	2302.8%	1063.0%	-100.0%	-100.0%	-100.0%
-80	160	1350.6%	1208.7%	768.0%	206.9%	-100.0%	-100.0%	-100.0%
-70	140	699.8%	611.2%	340.2%	10.3%	-100.0%	-100.0%	-100.0%
-60	120	407.7%	346.0%	159.7%	-58.4%	-100.0%	-100.0%	-100.0%
-50	100	249.7%	203.9%	67.1%	-87.3%	-100.0%	-100.0%	-100.0%
-40	80	154.2%	118.7%	13.9%	-100.0%	-100.0%	-100.0%	-100.0%
-30	60	92.1%	63.7%	-19.1%	-100.0%	-100.0%	-100.0%	-99.5%
-20	40	49.4%	26.2%	-40.8%	-100.0%	-100.0%	-100.0%	-100.0%
-10	20	18.8%	-0.5%	-55.7%	-100.0%	-100.0%	-100.0%	-100.0%
0	0	-3.7%	-20.0%	-66.1%	-100.0%	-100.0%	-100.0%	-100.0%
10	-20	-20.8%	-34.7%	-73.8%	-100.0%	-100.0%	-100.0%	-100.0%
20	-40	-34.0%	-46.0%	-79.4%	-100.0%	-100.0%	-100.0%	-100.0%
30	-60	-44.4%	-54.8%	-83.7%	-100.0%	-100.0%	-100.0%	-100.0%
40	-80	-52.7%	-61.9%	-87.0%	-100.0%	-100.0%	-100.0%	-100.0%
50	-100	-59.4%	-67.5%	-89.5%	-100.0%	-100.0%	-100.0%	-100.0%
60	-120	-65.0%	-72.2%	-91.5%	-100.0%	-100.0%	-100.0%	-100.0%
70	-140	-69.5%	-76.0%	-93.1%	-100.0%	-100.0%	-100.0%	-100.0%
80	-160	-73.4%	-79.1%	-94.3%	-100.0%	-100.0%	-100.0%	-100.0%
90	-180	-76.6%	-81.8%	-95.4%	-100.0%	-100.0%	-100.0%	-100.0%
100	-200	-79.3%	-84.0%	-96.2%	-100.0%	-100.0%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of TSLA volatility and TSLA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 20.0% if TSLA provided no return over a one-year period during which TSLA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TSLA’s return is flat.  For instance, if TSLA’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative TSLA’s return for the year was 0%.

TSLA’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. TSLA’s highest volatility rate for any one calendar year during the five-year period was [   ]%. TSLA’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical TSLA volatility and performance are not indications of what TSLA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of TSLA may differ from the volatility of TSLA.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month inverse investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of TSLA from the end of the prior calendar month until the time of investment by the investor. If TSLA gains value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Conversely, if TSLA loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than -200% inverse investment exposure to TSLA, depending upon the movement of TSLA from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of TSLA experience a significant increase in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with TSLA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from -200% of the percentage change of TSLA during such calendar month.

In order to achieve a high degree of correlation with TSLA, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to TSLA may prevent the Fund from achieving a high degree of correlation with TSLA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by TSLA’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect -200% exposure during the calendar month or at the end of the month and the likelihood of being materially under- or overexposed is higher on months when TSLA is volatile, particularly when TSLA is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with TSLA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with TSLA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to TSLA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the monthly performance of the Fund and changes in the performance of TSLA. Any of these factors could decrease correlation between the performance of the Fund and TSLA and may hinder the Fund’s ability to meet its monthly investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to TSLA that is significantly greater or less than -200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of Tesla, Inc. and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although Tesla, Inc.’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in Tesla, Inc.’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of Tesla, Inc.’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of Tesla, Inc.’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting Tesla, Inc.’s shares will result in a trading halt of the Fund’s shares. To the extent trading in Tesla, Inc.’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when TSLA rises, which is the opposite result from that of traditional funds. A calendar month or intra-month increase in the performance of TSLA may result in the total loss or almost total loss of an investor’s investment, even if TSLA subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. Tesla, Inc. is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of Tesla, Inc. in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of Tesla, Inc.

Automotive Companies Risk. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to Tesla, Inc. (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to Tesla, Inc.). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of TSLA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

SUMMARY SECTION – Tradr 2X Short TSLA Monthly ETF

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [      , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[ ].com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), AXS Investments and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Important Information About the Tradr 2X Long TSLA Quarterly ETF

The Tradr 2X Long TSLA Quarterly ETF (the “Fund”) seeks calendar quarter leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not seek calendar quarter leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar quarter performance of the common shares of Tesla, Inc. (NASDAQ: TSLA) (“TSLA”). The return for investors that invest for periods longer or shorter than a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter, should not be expected to be 200% of the performance of TSLA for the period. The return of the Fund for a period longer than a full calendar quarter will be the result of each full calendar quarter’s compounded return over the period, which will very likely differ from 200% of the return of TSLA for that period. Longer holding periods and higher volatility of TSLA increase the impact of compounding on an investor’s returns. During periods of higher TSLA volatility, the volatility of TSLA may affect the Fund’s return as much as, or more than, the return of TSLA.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar quarter leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar quarter, the Fund will lose money if TSLA’s performance is flat, and it is possible that the Fund will lose money even if TSLA’s performance increases over a period longer than a calendar quarter.

Investment Objective

The Tradr 2X Long TSLA Quarterly ETF seeks calendar quarter investment results, before fees and expenses, that correspond to two times (200%) the calendar quarter performance of the common shares of Tesla, Inc. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar quarter.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	[ . ]%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses[1]	[ . ]%
Total annual fund operating expenses[2]	[ . ]%
Fee waiver and expense reimbursement[3]	[ . ]%
Total annual fund operating expenses after fee waiver and reimbursement[1,2]	[ . ]%

[1]	“Other expenses” are estimated for the current fiscal year.
[2]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be [ %] for the fiscal year ending [______, 2025].
[3]	The Fund’s investment advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed [%]. This agreement is effective until [_________, 2025] and it may be terminated before that date only by IMST II’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar quarter performance of TSLA. The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a calendar quarter basis, before fees and expenses, 200% performance of TSLA for a full calendar quarter, and not for any other period, by entering into one or more swaps on TSLA. A “full calendar quarter” is measured from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than a year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on TSLA. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing TSLA. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of TSLA’s quarterly return, and expects to rebalance the Fund’s holdings quarterly in an attempt to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to TSLA (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry assigned to TSLA). As of the date of this prospectus, TSLA is assigned to the automotive industry.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Tesla, Inc. designs, manufactures and sells electric vehicles and electric vehicle powertrain components. TSLA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Tesla, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Tesla, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding Tesla, Inc. from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, and any of their affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to Tesla, Inc. None of the Fund, the Trust, the Advisor, and any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TSLA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Tesla, Inc. could affect the value of the Fund’s investments with respect to TSLA and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of TSLA.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if TSLA has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if TSLA reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired quarterly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and TSLA. Because the Fund includes a multiplier of two times (200%) TSLA, a full calendar quarter movement in TSLA approaching 50% at any point in the quarter could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if TSLA subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such full calendar quarter movements in TSLA, even if TSLA maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar quarter investment objective, and the Fund’s performance for any other period is the result of its return for each quarter compounded over the period. The performance of the Fund for periods longer than a full calendar quarter will very likely differ in amount, and possibly even direction, from 200% of the calendar quarter return of TSLA for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance quarterly. This effect becomes more pronounced as TSLA volatility and holding periods increase. Fund performance for a period longer than a full calendar quarter can be estimated given any set of assumptions for the following factors: (a) TSLA volatility; (b) TSLA performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — TSLA volatility and TSLA performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of TSLA volatility and TSLA performance over a one-year period. Actual volatility, TSLA and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of TSLA and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of TSLA. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of TSLA volatility and TSLA performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 2.8% if TSLA provided no return over a one-year period during which TSLA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TSLA’s return is flat.  For instance, if TSLA’s annualized volatility is 150%, the Fund would be expected to lose 100.0% of its value, even if the cumulative TSLA’s return for the year was 0%.

TSLA’s annualized historical volatility rate for the five- year period ended December 31, 2023 was [   ]%. TSLA’s highest volatility rate for any one calendar year during the five-year period was [   ]%. TSLA’s annualized total return performance for the five-year period ended December 31, 2023 was [   ]%. Historical TSLA volatility and performance are not indications of what TSLA volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of TSLA may differ from the volatility of TSLA.

Intra-Calendar Quarter Investment Risk. The Fund seeks calendar quarter leveraged investment results. The exact exposure of an investment in the Fund intra-quarter will depend upon the movement of the TSLA from the end of the prior calendar quarter until the time of investment by the investor. If TSLA gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if TSLA loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar quarter will likely obtain more, or less, than 200% leveraged investment exposure to TSLA, depending upon the movement of TSLA from the end of the prior calendar quarter until the time of investment by the investor. If there is a significant intra-quarter market event and/or the securities of TSLA experience a significant decrease, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with TSLA, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar quarter may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of TSLA during such calendar quarter.

In order to achieve a high degree of correlation with TSLA, the Fund seeks to rebalance its portfolio quarterly to keep exposure consistent with its investment objective. Being materially under- or overexposed to TSLA may prevent the Fund from achieving a high degree of correlation with TSLA and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by TSLA’s movements, including intra-quarter movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar quarter or at the end of each quarter and the likelihood of being materially under- or overexposed is higher on quarters when TSLA is volatile, particularly when TSLA is volatile at or near the close of the trading quarter.

A number of other factors may also adversely affect the Fund’s correlation with TSLA, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with TSLA. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to TSLA. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar quarter performance of the Fund and changes in the performance of TSLA. Any of these factors could decrease correlation between the performance of the Fund and TSLA and may hinder the Fund’s ability to meet its calendar quarter investment objective during or around that quarter.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to TSLA that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of Tesla, Inc. and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although Tesla, Inc.’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in Tesla, Inc.’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of Tesla, Inc.’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of Tesla, Inc.’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting Tesla, Inc.’s shares will result in a trading halt of the Fund’s shares. To the extent trading in Tesla, Inc.’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. Tesla, Inc. is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of Tesla, Inc. in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of Tesla, Inc.

Automotive Companies Risk. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares: Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Fluctuation of Net Asset Value Risk: As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk: Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Concentration Risk. The Fund will be concentrated in the industry assigned to Tesla, Inc. (i.e., hold more than 25% of its total assets in investments that provide inverse exposure to the industry assigned to Tesla, Inc.). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Limited Operating History. The Fund is recently organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Fund seeks to achieve quarterly results that correspond to a multiple of the quarterly performance of TSLA by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, Donal Bishnoi, CFA, Portfolio Manager of the Advisor, and Parker Binion, Portfolio Manager of the Advisor, have served as the portfolio managers of the Fund since its inception in [ , 2024]. Messrs. Trampe, Bishnoi, and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.[   ].com.

SUMMARY SECTION – Tradr 2X Long TSLA Quarterly ETF

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES

The Funds’ investment objectives are non-fundamental, meaning that they may be changed by the Board of Trustees (the “Board”) of the Trust without the approval of Fund investors. The Fund will generally seek to provide 60 days’ notice to investors, however, there may be circumstances outside the control of a Fund (e.g., changes related to an underlying ETF) that preclude being able to provide 60 days’ notice. The Funds reserves the right to substitute a different ETF or security for the underlying ETFs.

Each Fund with “Weekly” in its name seeks to provide a return based on the performance of the underlying reference security for a full calendar week, which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week. Each Fund with “Monthly” in its name seeks to provide a return based on the performance of the underlying reference security for a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month. Each Fund with “Quarterly” in its name seeks to provide a return based on the performance of the underlying reference security for a full calendar quarter, which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

An investor who purchases shares on a day other than the last business day of a calendar week, calendar month, or calendar quarter, as applicable, will generally receive more, or less, than 200% (for a Long Fund) or -200% (for a Short Fund) exposures to the underlying reference security from that point until the end of the week, month, or quarter, as applicable. Each Fund seeks to provide actual exposure that is a function of the performance of the underlying reference security from the end of the prior calendar week, calendar month, or calendar quarter to an investor’s purchase date, as applicable. If a Fund’s shares are held for a period other than a calendar week, calendar month, or calendar quarter, the Fund’s performance is likely to deviate from 200% (for a Long Fund) or -200% (for a Short Fund) of the underlying security’s performance for the period the Fund is held. During periods of high volatility, a Fund may not perform as expected and a Fund may have losses when an investor may have expected gains if the Fund is held for a period that is different than that referred to in the Funds’ stated investment objectives.

Fund	Underlying Security	Leverage Investment Objective
Tradr 2X Long SPY Weekly ETF	SPDR® S&P 500® ETF Trust	Calendar Week 200%
Tradr 2X Short SPY Weekly ETF		Calendar Week -200%
Tradr 2X Long SPY Monthly ETF		Calendar Month 200%
Tradr 2X Short SPY Monthly ETF		Calendar Month -200%
Tradr 2X Short SPY Quarterly ETF		Calendar Quarter 200%
Tradr 2X Short SPY Quarterly ETF		Calendar Quarter -200%
Tradr 2X Long QQQ Weekly ETF	Invesco QQQ TrustSM	Calendar Week 200%
Tradr 2X Short QQQ Weekly ETF		Calendar Week -200%
Tradr 2X Long QQQ Monthly ETF		Calendar Month 200%
Tradr 2X Short QQQ Monthly ETF		Calendar Month -200%
Tradr 2X Long QQQ Quarterly ETF		Calendar Quarter 200%
Tradr 2X Short QQQ Quarterly ETF		Calendar Quarter -200%

Fund	Underlying Security	Leverage Investment Objective
Tradr 2X Long SOXX Weekly ETF	iShares® Semiconductor ETF	Calendar Week 200%
Tradr 2X Short SOXX Weekly ETF		Calendar Week -200%
Tradr 2X Long SOXX Monthly ETF		Calendar Month 200%
Tradr 2X Short SOXX Monthly ETF		Calendar Month -200%
Tradr 2X Long SOXX Quarterly ETF		Calendar Quarter 200%
Tradr 2X Short SOXX Quarterly ETF		Calendar Quarter -200%
Tradr 2X Long FXI Weekly ETF	iShares® China Large-Cap ETF	Calendar Week 200%
Tradr 2X Long FXI Monthly ETF		Calendar Month 200%
Tradr 2X Long FXI Quarterly ETF		Calendar Quarter 200%
Tradr 2X Long IWM Weekly ETF	iShares® Russell 2000 ETF	Calendar Week 200%
Tradr 2X Long IWM Monthly ETF		Calendar Month 200%
Tradr 2X Long IWM Quarterly ETF		Calendar Quarter 200%
Tradr 2X Long TLT Weekly ETF	iShares® 20+ Year Treasury Bond ETF	Calendar Week 200%
Tradr 2X Long TLT Monthly ETF		Calendar Month 200%
Tradr 2X Short TLT Monthly ETF		Calendar Month -200%
Tradr 2X Long TLT Quarterly ETF		Calendar Quarter 200%
Tradr 2X Long XLK Weekly ETF	The Technology Select Sector SPDR® Fund	Calendar Week 200%
Tradr 2X Long XLK Monthly ETF		Calendar Month 200%
Tradr 2X Long XLK Quarterly ETF		Calendar Quarter 200%
Tradr 2X Long XLF Weekly ETF	The Financial Select Sector SPDR® Fund	Calendar Week 200%
Tradr 2X Long XLF Monthly ETF		Calendar Month 200%
Tradr 2X Long XLF Quarterly ETF		Calendar Quarter 200%
Tradr 2X Long XBI Weekly ETF	SPDR® S&P Biotech ETF	Calendar Week 200%
Tradr 2X Long XBI Monthly ETF		Calendar Month 200%
Tradr 2X Long XBI Quarterly ETF		Calendar Quarter 200%
Tradr 2X Long IBIT Weekly ETF	iShares® Bitcoin Trust	Calendar Week 200%
Tradr 2X Long IBIT Monthly ETF		Calendar Month 200%
Tradr 2X Long IBIT Quarterly ETF		Calendar Quarter 200%

Fund	Underlying Security	Leverage Investment Objective
Tradr 2X Long NVDA Weekly ETF	NVIDIA Corporation	Calendar Week 200%
Tradr 2X Short NVDA Weekly ETF		Calendar Week -200%
Tradr 2X Long NVDA Monthly ETF		Calendar Month 200%
Tradr 2X Short NVDA Monthly ETF		Calendar Month -200%
Tradr 2X Long NVDA Quarterly ETF		Calendar Quarter 200%
Tradr 2X Long TSLA Weekly ETF	Tesla Inc.	Calendar Week 200%
Tradr 2X Short TSLA Weekly ETF		Calendar Week -200%
Tradr 2X Long TSLA Monthly ETF		Calendar Month 200%
Tradr 2X Short TSLA Monthly ETF		Calendar Month -200%
Tradr 2X Long TSLA Quarterly ETF		Calendar Quarter 200%

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Funds should: (a) understand the risks associated with the use of leverage; (b) understand the consequences of seeking leveraged investment results; and (c) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.

There is no assurance that the Funds will achieve their investment objectives and an investment in the Funds could lose money.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Each of Tradr 2X Long SPY Weekly ETF, Tradr 2X Long SPY Monthly ETF, Tradr 2X Long SPY Quarterly ETF, Tradr 2X Long QQQ Weekly ETF, Tradr 2X Long QQQ Monthly ETF, Tradr 2X Long QQQ Quarterly ETF, Tradr 2X Long SOXX Weekly ETF, Tradr 2X Long SOXX Monthly ETF, Tradr 2X Long SOXX Quarterly ETF, Tradr 2X Long FXI Weekly ETF, Tradr 2X Long FXI Monthly ETF, Tradr 2X Long FXI Quarterly ETF, Tradr 2X Long IWM Weekly ETF, Tradr 2X Long IWM Monthly ETF, Tradr 2X Long IWM Quarterly ETF, Tradr 2X Long TLT Weekly ETF, Tradr 2X Long TLT Monthly ETF, Tradr 2X Long TLT Quarterly ETF, Tradr 2X Long XLK Weekly ETF, Tradr 2X Long XLK Monthly ETF, Tradr 2X Long XLK Quarterly ETF, Tradr 2X Long XLF Weekly ETF, Tradr 2X Long XLF Monthly ETF, Tradr 2X Long XLF Quarterly ETF, Tradr 2X Long XLK Weekly ETF, Tradr 2X Long XLK Monthly ETF, Tradr 2X Long XLK Quarterly ETF, Tradr 2X Long XBI Weekly ETF, Tradr 2X Long XBI Monthly ETF, Tradr 2X Long XBI Quarterly ETF, Tradr 2X Long IBIT Weekly ETF, Tradr 2X Long IBIT Monthly ETF, Tradr 2X Long IBIT Quarterly ETF, Tradr 2X Long NVDA Weekly ETF, Tradr 2X Long NVDA Monthly ETF, Tradr 2X Long NVDA Quarterly ETF, Tradr 2X Long TSLA Weekly ETF, Tradr 2X Long TSLA Monthly ETF, Tradr 2X Long TSLA Quarterly ETF (each a “Long Fund,” and collectively the “Long Funds”), Tradr 2X Short SPY Weekly ETF, Tradr 2X Short SPY Monthly ETF, Tradr 2X Short SPY Quarterly ETF, Tradr 2X Short QQQ Weekly ETF, Tradr 2X Short QQQ Monthly ETF, Tradr 2X Short QQQ Quarterly ETF, Tradr 2X Short SOXX Weekly ETF, Tradr 2X Short SOXX Monthly ETF, Tradr 2X Short SOXX Quarterly ETF, Tradr 2X Short TLT Monthly ETF, Tradr 2X Short NVDA Weekly ETF, Tradr 2X Short NVDA Monthly ETF, Tradr 2X Short TSLA Weekly ETF, Tradr 2X Short TSLA Monthly ETF, (each a “Short Fund,” and collectively the “Short Funds,” and collectively with the Long Funds the “Funds,” and each individually, a “Fund”) is a series of Investment Managers Series Trust II (the “Trust”) and each is regulated as an “investment company” under the 1940 Act. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Statement of Additional Information (“SAI”) for the Funds are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Funds will achieve their investment objective.

As used in this Prospectus, the Tradr 2X Long SPY Weekly ETF, Tradr 2X Long QQQ Weekly ETF, Tradr 2X Long SOXX Weekly ETF, Tradr 2X Long FXI Weekly ETF, Tradr 2X Long IWM Weekly ETF, Tradr 2X Long TLT Weekly ETF, Tradr 2X Long XLK Weekly ETF, Tradr 2X Long XLF Weekly ETF, Tradr 2X Long XBI Weekly ETF, Tradr 2X Long IBIT Weekly ETF, Tradr 2X Long NVDA Weekly ETF, and Tradr 2X Long TSLA Weekly ETF, will additionally be referred to as the 2X Long Weekly Funds; the Tradr 2X Long SPY Monthly ETF, Tradr 2X Long QQQ Monthly ETF, Tradr 2X Long SOXX Monthly ETF, Tradr 2X Long FXI Monthly ETF, Tradr 2X Long IWM Monthly ETF, Tradr 2X Long TLT Monthly ETF, Tradr 2X Long XLK Monthly ETF, Tradr 2X Long XLF Monthly ETF, Tradr 2X Long XBI Monthly ETF, Tradr 2X Long IBIT Monthly ETF, Tradr 2X Long NVDA Monthly ETF, and Tradr 2X Long TSLA Monthly ETF, will additionally be referred to as the 2X Long Monthly Funds; the Tradr 2X Long SPY Quarterly ETF, Tradr 2X Long QQQ Quarterly ETF, Tradr 2X Long SOXX Quarterly ETF, Tradr 2X Long FXI Quarterly ETF, Tradr 2X Long IWM Quarterly ETF, Tradr 2X Long TLT Quarterly ETF, Tradr 2X Long XLK Quarterly ETF, Tradr 2X Long XLF Quarterly ETF, Tradr 2X Long XBI Quarterly ETF, Tradr 2X Long IBIT Quarterly ETF, Tradr 2X Long NVDA Quarterly ETF, and Tradr 2X Long TSLA Quarterly ETF, will additionally be referred to as the 2X Long Quarterly Funds; the Tradr 2X Short SPY Weekly ETF, Tradr 2X Short QQQ Weekly ETF, Tradr 2X Short SOXX Weekly ETF, Tradr 2X Short NVDA Weekly ETF, and Tradr 2X Short TSLA Weekly ETF, will additionally be referred to as the 2X Short Weekly Funds; the Tradr 2X Short SPY Monthly ETF, Tradr 2X Short QQQ Monthly ETF, Tradr 2X Short SOXX Monthly ETF, Tradr 2X Short TLT Monthly ETF, Tradr 2X Short NVDA Monthly ETF, and Tradr 2X Short TSLA Monthly ETF, will additionally be referred to as the 2X Short Monthly Funds; and the Tradr 2X Short SPY Quarterly ETF, Tradr 2X Short QQQ Quarterly ETF, Tradr 2X Short SOXX Quarterly ETF, Tradr 2X Short NVDA Quarterly ETF, and Tradr 2X Short TSLA Quarterly ETF, will additionally be referred to as the 2X Short Quarterly Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

The Long Funds. In seeking to achieve each Long Fund’s investment objective, the Advisor invests in a manner that is designed to correspond to two times (200%) of the stated performance period of a Long Fund’s underlying security. Each Long Fund attempts to achieve its investment objective by investing a substantial amount of its assets in financial instruments that provide exposure to its underlying security.

The Advisor does not invest the assets of the Long Funds in securities or financial instruments based on the Advisor’s view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Long Funds. Each Long Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its underlying security consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer.

Each Long Fund will seek to position its portfolio so that the Long Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of an underlying security each period calendar week, calendar month, or calendar quarter will determine whether a Long Fund’s portfolio needs to be repositioned. For example, if an underlying security has risen on a given week, month, or quarter, net assets of a Long Fund should rise. As a result, a Long Fund’s exposure will need to be increased. Conversely, if an underlying security has fallen on a given week, month, or quarter, net assets of a Long Fund should fall. As a result, a Long Fund’s exposure will need to be decreased.

The time and manner in which a Long Fund rebalances its portfolio may vary at the sole discretion of the Advisor depending upon market conditions and other circumstances. If for any reason a Long Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Long Fund’s investment exposure may not be consistent with the Long Fund’s investment objective. In these instances, a Long Fund may have investment exposure to its underlying security that is significantly greater or less than its stated multiple. As a result, a Long Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

There can be no assurance that a Long Fund will achieve its investment objective or avoid substantial losses. The Long Funds do not seek to achieve their stated investment objectives over a period of time greater than their respective time period because mathematical compounding prevents the Long Funds from achieving such results. Results for a Long Fund over periods of time greater than its stated time period should not be expected to be a simple return times the multiple of its underlying security. A Long Fund’s returns will likely differ in amount and possibly even direction from the return of the underlying security times the multiple over the same period. These differences can be significant. A Long Fund will lose money if the underlying security’s performance is flat over time, and a Long Fund can lose money regardless of the performance of its underlying security, as a result of rebalancing, fees, the underlying security’s volatility, compounding and other factors. Compounding of a Long Fund’s investment returns can dramatically and adversely affect its longer-term performance, especially during periods of high volatility. Volatility has a negative impact on a Long Fund’s performance and may be at least as important to a Long Fund’s return for a period as the return of its underlying security.

In seeking to achieve the Long Funds’ investment objectives, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions that the Advisor believes, in combination, should produce returns consistent with each Long Fund’s objective.

Each Long Fund intends to meet its investment objective by investing a significant portion of its assets in swaps on investment vehicles with exposure to its underlying security, in any one of, or combinations of financial instruments, such that the Long Fund has exposure equal to its multiple to its underlying security at the time of its NAV calculation. The number of financial instruments a Long Fund invests in may change day-to-day.

Each Long Fund will enter into swap agreements with major global financial institutions for a specified period ranging from one day to more than one year whereby the respective Long Fund and the global financial institution will agree to exchange the return earned or realized on the underlying security. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying security. The Advisor adjusts each Long Fund’s exposure to its underlying security consistent with the Long Fund’s leveraged investment objective. The impact of market movements during the period determines whether the portfolio needs to be repositioned. If the value of the underlying security has risen on a given calendar week, calendar month, or calendar quarter, the value of the Long Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if the value of the underlying security has fallen on a given calendar week, calendar month, or calendar quarter, the value of the Long Fund’s net assets should fall, meaning its exposure will typically need to be reduced.

The time and manner in which a Long Fund rebalances its portfolio may vary at the sole discretion of the Advisor depending upon market conditions and other circumstances. Generally, at or near the close of the market at each calendar week, calendar month, or calendar quarter, each Long Fund will position its portfolio to ensure that the Long Fund’s exposure to its underlying security is consistent with its stated investment objective. Each Long Fund reviews its notional exposure under each of its swap agreement, which reflects the extent of the Long Fund’s total investment exposure under the swap, to ensure that the Long Fund’s exposure is in-line with its stated investment objective. The gross returns to be exchanged are calculated with respect to the notional amount and the underlying security returns to which the swap is linked. Swaps are typically closed out on a net basis. Thus, while the notional amount reflects a Long Fund’s total investment exposure under the swap, the net amount is the Long Fund’s current obligations (or rights) under the swap. That is the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. If for any reason a Long Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Long Fund’s investment exposure may not be consistent with the Long Fund’s investment objective. As a result, a Long Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective. To the extent that a Long Fund needs to “roll” its swap positions (i.e., enter into new swap positions with a later expiration date as the current positions approach expiration), it could be subjected to increased costs, which could negatively impact the Long Fund’s performance.

As a result of the above investment strategies, each Long Fund will be concentrated in the industry assigned to its underlying security (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure to the industry assigned to the underlying security).

In addition to the investment financial instruments, each Long Fund will invest its remaining assets directly in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Advisor to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

Each Long Fund seeks to remain fully invested at all times in financial instruments and Collateral Investments that, in combination, provide exposure to its underlying security consistent with its investment objective without regard to market conditions, trends or direction.

The amount of exposure a Long Fund has to a specific combination of financial instruments may differ and may be changed without shareholder approval at any given time. The amount of a Long Fund’s exposure should be expected to change from time to time at the discretion of the Advisor based on market conditions and other factors. In addition, the Advisor has the power to change a Long Fund’s investment objective, benchmark, or investment strategy at any time, without shareholder approval, subject to applicable regulatory requirements.

The Short Funds. In seeking to achieve each Short Fund’s investment objective, the Advisor invests in a manner that is designed to correspond to the inverse multiple of the stated performance period of such Short Fund’s underlying security. Each Short Fund attempts to achieve its investment objective by investing a substantial amount of its assets in financial instruments that provide exposure to its underlying security.

The Advisor does not invest the assets of the Short Funds in securities or financial instruments based on the Advisor’s view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Short Funds. Each Short Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its underlying security consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer.

Each Short Fund will seek to position its portfolio so that the Short Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of an underlying security each period (calendar week, calendar month, or calendar quarter) will determine whether a Short Fund’s portfolio needs to be repositioned. For example, if an underlying security has fallen on a given calendar week, calendar month, or calendar quarter, net assets of a Short Fund should rise. As a result, a Short Fund’s exposure will need to be increased. Conversely, if an underlying security has risen on a given day, net assets of a Short Fund should fall. As a result, a Short Fund’s exposure will need to be decreased.

The time and manner in which a Short Fund rebalances its portfolio may vary at the sole discretion of the Advisor depending upon market conditions and other circumstances. If for any reason a Short Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Short Fund’s investment exposure may not be consistent with the Short Fund’s investment objective. In these instances, a Short Fund may have investment exposure to its underlying security that is significantly greater or less than its stated multiple. As a result, a Short Fund may be more or less exposed to inverse risk than if it had been properly rebalanced and may not achieve its investment objective.

There can be no assurance that a Short Fund will achieve its investment objective or avoid substantial losses. The Short Funds do not seek to achieve their stated investment objectives over a period of time greater than a single day because mathematical compounding prevents the Short Funds from achieving such results. Results for a Short Fund over periods of time greater than its stated time period should not be expected to be a simple inverse return times the respective multiple of its underlying security. A Short Fund’s returns will likely differ in amount and possibly even direction from inverse the return of the underlying security times the applicable multiple over the same period. These differences can be significant. A Short Fund will lose money if the underlying security’s performance is flat over time, and a Short Fund can lose money regardless of the performance of its underlying security, as a result of rebalancing, fees, the underlying security’s volatility, compounding and other factors. Compounding of a Short Fund’s investment returns can dramatically and adversely affect its longer-term performance, especially during periods of high volatility. Volatility has a negative impact on a Short Fund’s performance and may be at least as important to a Short Fund’s return for a period as the return of its underlying security.

In seeking to achieve the Short Funds’ investment objectives, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions that the Advisor believes, in combination, should produce returns consistent with each Short Fund’s objectives.

Each Short Fund intends to meet its investment objective by investing a significant portion of its assets in swaps on investment vehicles with exposure to its underlying security, in any one of, or combinations of financial instruments, such that the Short Fund has exposure equal to its respective multiple to its underlying security at the time of its NAV calculation. The number of financial instruments a Short Fund invests in will change day-to-day.

Each Short Fund will enter into swap agreements with major global financial institutions for a specified period ranging from one day to more than one year whereby the respective Short Fund and the global financial institution will agree to exchange the return earned or realized on the underlying security. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying security. The Advisor adjusts each Short Fund’s exposure to its underlying security consistent with the Short Fund’s inverse investment objective. The impact of market movements during the period determines whether the portfolio needs to be repositioned. If the value of the underlying security has risen on a given calendar week, calendar month, or calendar quarter, the value of the Short Fund’s net assets should fall, meaning its exposure will typically need to be reduced. Conversely, if the value of the underlying security has fallen on a given calendar week, calendar month, or calendar quarter, the value of the Short Fund’s net assets should rise, meaning its exposure will typically need to be increased.

The time and manner in which a Short Fund rebalances its portfolio may vary at the sole discretion of the Advisor depending upon market conditions and other circumstances. Generally, at or near the close of the market at each calendar week, calendar month, or calendar quarter, each Short Fund will position its portfolio to ensure that the Short Fund’s exposure to its underlying security is consistent with its stated investment objective. Each Short Fund reviews its notional exposure under each of its swap agreement, which reflects the extent of the Short Fund’s total investment exposure under the swap, to ensure that the Short Fund’s exposure is in-line with its stated investment objective. The gross returns to be exchanged are calculated with respect to the notional amount and the underlying security returns to which the swap is linked. Swaps are typically closed out on a net basis. Thus, while the notional amount reflects a Short Fund’s total investment exposure under the swap, the net amount is the Short Fund’s current obligations (or rights) under the swap. That is the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. If for any reason a Short Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Short Fund’s investment exposure may not be consistent with the Short Fund’s investment objective. As a result, a Short Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective. To the extent that a Short Fund needs to “roll” its swap positions (i.e., enter into new swap positions with a later expiration date as the current positions approach expiration), it could be subjected to increased costs, which could negatively impact the Short Fund’s performance.

As a result of the above investment strategies, each Short Fund will be concentrated in the industry assigned to its underlying security (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to the industry assigned to the underlying security).

In addition to the investment financial instruments, each Short Fund will invest its remaining assets directly in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Advisor to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

Each Short Fund seeks to remain fully invested at all times in financial instruments and Collateral Investments that, in combination, provide exposure to its underlying security consistent with its investment objective without regard to market conditions, trends or direction.

The amount of exposure a Short Fund has to a specific combination of financial instruments may differ and may be changed without shareholder approval at any given time. The amount of a Short Fund’s exposure should be expected to change from time to time at the discretion of the Advisor based on market conditions and other factors. In addition, the Advisor has the power to change a Short Fund’s investment objective, benchmark, or investment strategy at any time, without shareholder approval, subject to applicable regulatory requirements.

Fund Investments

Principal Investments

Swaps

The Funds will enter into swaps to pursue their investment objectives. The swaps may include as a reference asset investment vehicles that seek exposure to the applicable underlying security.

Swaps are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index. The Funds may use a combination of swaps on the underlying securities and swaps on various investment vehicles that are designed to track the performance of the underlying securities. The underlying investment vehicle may not track the performance of an underlying security due to embedded costs and other factors, which may increase a Fund’s correlation risk and impact a Fund’s ability to correlate with its underlying security.

With respect to the use of swaps, if an underlying security has a dramatic intraday move that causes a material decline in net assets, the terms of a swaps between a Fund and its counterparties may permit the counterparties to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using swaps may also have the effect of lowering a Fund’s return.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Funds may invest in securities with maturities of less than one year or cash equivalents, or they may hold cash. The percentage of the Funds invested in such holdings varies and depends on several factors, including market conditions. For more information on eligible short-term investments, see the SAI.

U.S. Government Securities

The Funds may invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Additional Information Regarding Investment Techniques and Policies

The Effects of Fees and Expenses on the Return of a Long Fund for a Single Calendar Week, Calendar Month and Calendar Quarter. To create the necessary exposure, a Long Fund uses leveraged investment techniques, which necessarily incur brokerage and financing charges. In light of these charges and a Long Fund’s operating expenses, the expected return of a Long Fund over one trading day is equal to the gross expected return, which is the daily return of the underlying security multiplied by the Long Fund’s daily leveraged investment objective, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if a hypothetical underlying security returns 2% on a given day, the gross expected return of a 2X Long Fund would be 4%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. A Long Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases a 2X Long Fund’s shares at close of the markets on a given trading day, the investor’s exposure to the hypothetical underlying security would reflect 200% of the performance of the hypothetical underlying security during the following trading day, subject to the charges and expenses noted above.

The Effects of Fees and Expenses on the Return of a Short Fund. To create the necessary exposure a Short Fund uses inverse or inverse leveraged investment techniques, which necessarily incur brokerage and financing charges. In light of these charges and a Short Fund’s operating expenses, the expected return of a Short Fund over one trading day is equal to the gross expected return, which is the daily return of the underlying security multiplied by the Short Fund’s daily inverse or inverse leveraged investment objective, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if a hypothetical underlying security returns 2% on a given period (calendar week, calendar month, or calendar quarter), the gross expected return of a 2X Short Fund would be -4.0%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. A Short Fund will reposition its portfolio at the end of every trading period (calendar week, calendar month, or calendar quarter). Therefore, if an investor purchases a 2X Short Fund’s shares at close of the markets on a given trading period (calendar week, calendar month, or calendar quarter), the investor’s exposure to the hypothetical underlying security would reflect 200% of the inverse performance of the hypothetical underlying security during the following trading period (calendar week, calendar month, or calendar quarter), subject to the charges and expenses noted above.

A Cautionary Note to Investors Regarding Dramatic Movement. A Fund could lose an amount greater than its net assets in the event of a movement of an underlying security in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying security for a Long Fund and a gain in the value of the underlying security for a Short Fund).

If an underlying security has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of a Fund’s swaps may permit the counterparty to immediately close out the swap transaction. In that event, a Fund may be unable to enter into another swap or invest in other derivatives to achieve exposure consistent with a Fund’s investment objective. This may prevent a Fund from achieving its leveraged, inverse, or inverse leveraged investment objective, even if it underlying security later reverses all or a portion the move, and result in significant losses.

Examples of the Impact of Leverage and Compounding. Because each Fund’s exposure to its underlying security is repositioned in accordance with its stated time period (weekly, monthly, or quarterly), for a holding period longer than the stated time period (a calendar week, a calendar month, or a calendar quarter) the pursuit of a calendar week, month, or quarter investment objective will result in weekly, monthly, or quarterly long leveraged, inverse or inverse leveraged compounding for the Funds. This means that the return of an underlying security over a period of time greater than the stated time period, (a calendar week, a calendar month, or a calendar quarter), multiplied by a Fund’s weekly, monthly, or quarterly long leveraged, inverse, or inverse leveraged investment objective generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds unmonitored for periods longer than the stated time period of a Fund’s investment objective (a single calendar week, calendar month, or calendar quarter). This deviation increases with higher volatility in an underlying security and longer holding periods. Further, the return for investors that invest for periods less than the stated time period of a Fund’s investment objective (a full calendar week, month, or quarter) or for a period different than the stated time period will not be the product of the return of a Fund’s stated calendar week, month, or quarter investment objective and the performance of its underlying security for the applicable full calendar week, month or quarter. The actual exposure will largely be a function of the performance of the underlying security from the end of the prior calendar week, month or quarter.

The following are examples of a hypothetical fund that seeks leveraged performance of a hypothetical underlying security. While the examples shown are for a weekly fund, the results for a monthly and quarterly fund would be the same.

Mary is considering investments in two funds, Funds A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of the hypothetical underlying security. Fund B is a leveraged ETF and seeks leveraged investment results (before fees and expenses) that correspond to 200% of the Fund’s stated calendar week, month, or quarter investment objective performance of the hypothetical underlying security.

On Week 1, the hypothetical underlying security increases in value from $100 to $105, a gain of 5%. On Week 2, the hypothetical underlying security declines from $105 back to $100, a loss of 4.76%. In the aggregate, the hypothetical underlying security has not moved.

An investment in Fund A would be expected to gain 5% on Week 1 and lose 4.76% on Week 2 to return to its original value. The following example assumes a $100 investment in Fund A when the hypothetical underlying security is also valued at $100:

Week	Underlying Security Value	Underlying Security Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B, however, would be expected to gain in value on Week 1 but decline in value on Week 2.

The $100 investment in Fund B would be expected to gain 10% on Week 1 (200% of 5%) but decline 9.52% on Week 2.

Week	Underlying Security Performance	200% of Underlying Security Performance	Value of Fund B Investment
			$100.00
1	5.00%	10.00%	$110.00
2	-4.76%	-9.52%	$99.53

Although the percentage decline in Fund B is smaller on Week 2 than the percentage gain on Week 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate underlying security value for the time period has not declined. (These calculations do not include the charges for expense ratios and financing charges.)

As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding. An investor who purchases shares of a Fund intra-week, month, or quarter will generally receive more, or less, than 200% exposure to the hypothetical underlying security from that point until the end of the trading week, month, or quarter. The actual exposure will be largely a function of the performance of the underlying security from the end of the prior trading week, month, or quarter. If a Fund’s shares are held for a period longer than a single calendar week, month, or quarter, the Fund’s performance is likely to deviate from 200% or -200% of the return of the underlying security’s performance for the longer period. This deviation will increase with higher underlying security volatility and longer holding periods.

The following are examples of a hypothetical fund that seeks leveraged performance of a hypothetical underlying security. While the examples shown are for a weekly fund, the results for a monthly and quarterly fund would be the same.

Mary is considering investments in two funds, Funds A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of the hypothetical underlying security. Fund B is an ETF that seeks investment results (before fees and expenses) that correspond to -200% of the Fund’s stated calendar week, month, or quarter performance of the underlying security.

On Week 1, the underlying security increases in value from $100 to $105, a gain of 5%. On Week 2, the underlying security decreases in value from $105 back to $100, a loss of 4.76%. In the aggregate, the underlying security has not moved.

An investment in Fund A would be expected to gain 5% on Week 1 and lose 4.76% on Week 2, returning the investment to its original value. The following example assumes a $100 investment in Fund A when the underlying security is also valued at $100:

Week	Underlying Security Value	Underlying Security Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B would be expected to lose 5% on Week 1 (-200% of 5%) but gain 4.76% on Week 2.

Week	Underlying Security Performance	-200% of Underlying Security Performance	Value of Fund B Investment
			$100.00
1	5.00%	-10.00%	$90.00
2	-4.76%	9.52%	$98.57

In the case of Fund B, although the percentage decrease on Week 2 is sufficient to bring the value of the underlying security back to its starting point, because the inverse of that percentage is applied to a lower principal amount on Week 2, Fund B has a loss. (These calculations do not include the charges for fund fees and expenses.)

As you can see, an investment in Fund B has additional risks than Fund A due to the effects of compounding on Fund B. An investor who purchases shares of a Fund intra-week, month, or quarter will generally receive more, or less, than -200% exposure to the underlying security from that point until the end of the trading week, month, or quarter. The actual exposure will be largely a function of the performance of the underlying security from the end of the prior trading week, month, or quarter. If the Fund’s shares are held for a period longer than a single trading calendar week, month, or quarter, the Fund’s performance is likely to deviate from -200% of the return of the underlying security performance for the longer period. This deviation will increase with higher index volatility and longer holding periods.

Examples of the Impact of Volatility. Each Fund rebalances its portfolio based on the stated time period (weekly, monthly, or quarterly) of its investment objective, increasing exposure in response to that time period’s gains or reducing exposure in response to that time period’s losses. Rebalancing will typically cause a Fund to lose money if the underlying security experiences volatility. A volatility rate is a statistical measure of the magnitude of fluctuations in the underlying security’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the underlying security from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the underlying security for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in the Funds due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:

Example 1 – Underlying Security Experiences Low Volatility

Mary invests $10.00 in a hypothetical 2X Long Fund at the close of trading on Week 1. During Week 2, the underlying security rises from 100 to 102, a 2% gain. Mary’s investment rises 4% to $10.40. Mary holds her investment through the close of trading on Week 3, during which the underlying security rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.81, a gain during Week 3 of 3.92%. For the two-week period since Mary invested in the hypothetical Long Fund, the underlying security gained 4% although Mary’s investment increased by 8.1%. Because the underlying security continued to trend upwards with low volatility, Mary’s return closely correlates to 200% of the return of the underlying security for the period.

John invests $10.00 in a hypothetical Short Fund at the close of trading on Week 1. During Week 2, the underlying security gains 2%, and John’s investment falls by 4% to $9.60. On Week 3, the underlying security rises by 1.96%, and the hypothetical Short Fund falls by 3.92% to $9.22. For the two-week period the underlying security returned 4% while the hypothetical Short Fund lost 7.8%. John’s return still correlates to -200% return of the underlying security, but not as closely as a corresponding hypothetical Long Fund.

Example 2 – Underlying Security Experiences High Volatility

Mary invests $10.00 in a hypothetical Long Fund after the close of trading on Week 1. During Week 2, the underlying security rises from 100 to 102, a 2% gain, and Mary’s investment rises 4% to $10.40. Mary continues to hold her investment through the end of Week 3, during which the underlying security declines from 102 to 98, a loss of 3.92%. Mary’s investment declines by 7.84%, from $10.40 to $9.58. For the two-week period since Mary invested in the hypothetical Long Fund, the underlying security lost 2% while Mary’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the underlying security affected the correlation between the underlying security’s return for the two-week period and Mary’s return. In this situation, Mary lost more than two times (200%) of the return of the underlying security.

Conversely, John invests $10.00 in a hypothetical Short Fund after the close of trading on Week 1. During Week 2, the underlying security rises from 100 to 102, a 2% gain, and John’s investment falls 4% to $9.60. John continues to hold his investment through the end of Week 3, during which the underlying security declines from 102 to 98, a loss of 3.92%. John’s investment rises by 7.8%, to $9.60. For the two-week period since John invested in the hypothetical Short Fund, the underlying security lost 2% while John’s investment increased from $10 to $10.35, a 3.5% gain. The volatility of the underlying security affected the correlation between the underlying security’s return for the two-week period and John’s return. In this situation, John gained less than two times the return of the underlying security.

Example 3 – Intra-period Investment with Volatility

The examples above assumed that Mary purchased the hypothetical Long Fund at the close of trading on the last trading day of a calendar week, calendar month or calendar quarter and sold her investment at the close of trading on a subsequent week, month, or quarter. However, if she made an investment intra-week, month, or quarter she would have received a beta determined by the performance of the hypothetical underlying security from the end of the prior calendar week, calendar month, or calendar quarter until her time of purchase on the next trading week, month, or quarter. Consider the following example.

Mary invests $10.00 in a hypothetical Long Fund on the 5th day of Calendar Week 1. From the close of trading of the prior calendar week until the day on which Mary invests, the hypothetical underlying security moved from 100 to 102, a 2% gain. In light of that gain, the hypothetical Long Fund beta at the point at which Mary invests is 196%. During the remainder of Calendar Week 2, the hypothetical underlying security rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 15.4% (which is the hypothetical underlying security gain of 7.84% multiplied by the 196% beta that she received) to $11.54. Mary continues to hold her investment through the close of trading on Calendar Week 3, during which the hypothetical underlying security declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 36.4%, from $11.54 to $7.34. For the period of Mary’s investment, the hypothetical underlying security declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $7.34, a 27% loss. The volatility of the hypothetical underlying security affected the correlation between the hypothetical underlying security’s return for period and Mary’s return. In this situation, Mary lost more than two times the return of the hypothetical underlying security. Mary was also hurt because she missed the first 2% move of the hypothetical underlying security and had a beta of 196% for the remainder of Calendar Week 2.

Market Volatility. Each Fund seeks to provide a return which is a multiple of the stated time period, (a calendar week, calendar month, or calendar quarter), performance of an underlying security. The Funds do not attempt to, and should not be expected to, provide returns which are a multiple of the return of an underlying security for periods other than their respective time period. Each Fund rebalances its portfolio based on its stated investment objective, weekly, monthly, or quarterly, increasing exposure in response to that time period’s gains or reducing exposure in response to that period’s losses.

Rebalancing will impair a Fund’s performance if its underlying security experiences volatility. For instance, a Long Fund would be expected to lose 4% (as shown in Table 1 below) if its underlying security provided no return over a one-year period and experienced annualized volatility of 20%. A Short Fund would be expected to lose 12% (as shown in Table 1 below) if its underlying security provided no return over a one-year period and had annualized volatility of 20%. If an underlying security’s annualized volatility were to rise to 40%, the hypothetical loss for a one-year period for a Long Fund widens to approximately 15% while the loss for a Short Fund rises to 45%.

Table 1

Volatility Range	Long Fund Loss	Short Fund Loss
10%	-1%	-3%
20%	-4%	-12%
30%	-9%	-26%
40%	-15%	-45%
50%	-23%	-65%
60%	-33%	-92%
70%	-47%	-99%
80%	-55%	-99%
90%	-76%	-99%
100%	-84%	-99%

Note that at higher volatility levels, there is a chance of a complete loss of Fund assets even if the underlying security is flat. For instance, if annualized volatility of an underlying security were 90%, a Long Fund based on such underlying security would be expected to lose 76% and a Short Fund based such underlying security would be expected to lose 99% of its value, even if the underlying security returned 0% for the year.

Table 2 shows the annualized historical volatility rate for the underlying securities over the five-year period ended December 31, 2023. Since market volatility has negative implications for funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility in Table 2 to give investors some sense of the risks of holding the Funds for longer periods over the past five years. Historical volatility and performance are not likely indicative of future volatility and performance.

Table 2 – Historic Volatility

5-Year Historical Volatility Rate
SPY	[ ]%
QQQ	[ ]%
SOXX	[ ]%
FXI	[ ]%
IWM	[ ]%
TLT	[ ]%
XLK	[ ]%
XLF	[ ]%
XBI	[ ]%
TSLA	[ ]%
NVDA	[ ]%

IBIT recently commenced operations, no historical information is available as of the date of this Prospectus.

The Projected Returns of Funds for Intra-Period Purchases. Because each Fund rebalances its portfolio based on the stated time period (weekly, monthly, or quarterly), an investor who purchases shares during a week, month, or quarter will likely have more, or less, than 200% leveraged investment exposure to an underlying security. The exposure to an underlying security received by an investor who purchases a Fund intra-week, month, or quarter will differ from the Fund’s stated leveraged weekly, monthly or quarterly investment objective (e.g., 200% or -200%) by an amount determined by the movement of the underlying security from its value at the end of the prior week, month, or quarter. If the underlying security moves in a direction favorable to the Fund between the close of the market on a calendar week, month, or quarter through the time on the next calendar week, month or quarter, when the investor purchases the Fund shares, the investor will receive less exposure to the underlying security than the stated Fund investment objective (e.g., 200% or -200%). Conversely, if the underlying security moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying security than the stated Fund leveraged investment objective (e.g., 200% or -200%).

Table 3 below indicates the exposure to an underlying security that an intra-period purchase of a Long Fund would be expected to provide based upon the movement in the value of the underlying security from the close of the market on the prior trading week, month, or quarter. Such exposure holds for a subsequent sale. For instance, if an underlying security has moved 5% in a direction favorable to a Long Fund, the investor would receive exposure to the performance of the underlying security from that point until the investor sells later that week, month, or quarter equal to approximately 191% of the investor’s investment.

Conversely, if the underlying security has moved 5% in a direction unfavorable to a Long Fund, an investor at that point would receive exposure to the performance of the underlying security from that point until the investor sells later that week, month, or quarter equal to approximately 211% of the investor’s investment.

The table includes a range of underlying security moves from 20% to -20% for a Long Fund. Movement of an underlying security beyond the range noted below will result in exposure further from a Long Fund’s weekly, monthly, or quarterly leveraged investment objective.

Table 3

Underlying Security	2X Long Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%

Table 4 below indicates the exposure to an underlying security that an intra-day purchase of a Short Fund would be expected to provide based upon the movement in the value of the underlying security from the close of the market on the prior trading week, month, or quarter. Such exposure holds for a subsequent sale. Table 4 indicates that, if an underlying security has moved 5% in a direction favorable to a Short Fund, the investor would receive exposure to the performance of the underlying security from that point until the investor sells later that week, month, or quarter equal to approximately 173% of the investor’s investment.

Conversely, if the underlying security has moved 5% in a direction unfavorable to a Short Fund, an investor would receive exposure to the performance of the underlying security from that point until the investor sells later that week, month, or quarter equal to approximately 233% of the investor’s investment.

The table includes a range of underlying security moves from 20% to -20% for a Short Fund. Movement of an underlying security beyond the range noted below will result in exposure further from a Short Fund’s weekly, monthly, or quarterly inverse or inverse leveraged investment objective.

Table 4

Underlying Security	2X Short Fund
-20%	-114%
-15%	-131%
-10%	-150%
-5%	-173%
0%	-200%
5%	-233%
10%	-275%
15%	-329%
20%	-400%

The Projected Returns of the Funds for Periods Other Than a Stated Trading Period. The Weekly Funds seek long leveraged, inverse, or inverse leveraged investment results for a full calendar week— from the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week — which should not be equated with seeking a long leveraged inverse, or inverse leveraged investment objective for any other period. The Monthly Funds seek long leveraged, inverse, or inverse leveraged investment results for a full calendar month — from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month — which should not be equated with seeking a long leveraged inverse, or inverse leveraged investment objective for any other period. The Quarterly Funds seek long leveraged, inverse, or inverse leveraged investment results for a full calendar quarter — from the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter — which should not be equated with seeking a long leveraged inverse, or inverse leveraged investment objective for any other period. For instance, if an underlying security gains 10% for a week, a Long Fund should not be expected to provide a return of 20% for the week even if it meets its weekly leveraged investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of weekly, monthly, or quarterly goals may result in weekly, monthly, or quarterly leveraged compounding, which means that the return of an underlying security over a period of time greater than the stated time period multiplied by a Fund’s weekly, monthly, or quarterly leveraged investment objective or inverse weekly, monthly, or quarterly leveraged investment objective will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a Fund’s stated time period.

The following tables set out a range of hypothetical weekly performances during a given 10 calendar week of an underlying security and demonstrate how changes in an underlying security impact the Weekly Funds’ hypothetical performance for a calendar week and cumulatively up to, and including, the entire 10-week period. The charts are based on a hypothetical $100 investment in the Weekly Funds over a 10-week period and do not reflect fees or expenses of any kind. While these charts shown are for a weekly fund, the results for a monthly and quarterly fund would be the same.

Table 5 – Lacks a Clear Trend

Underlying Security				Long Fund			Short Fund
	Value	Weekly Performance	Cumulative Performance	NAV	Weekly Performance	Cumulative Performance	NAV	Weekly Performance	Cumulative Performance
	100			$100.00			$100.00
Week 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
Week 2	110	4.76%	10.00%	$120.48	9.52%	20.47%	$81.43	-9.52%	-18.57%
Week 3	100	-9.09%	0.00%	$ 98.57	-18.18%	-1.43%	$ 96.23	18.18%	-3.76%
Week 4	90	-10.00%	-10.00%	$ 78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
Week 5	85	-5.56%	-15.00%	$ 70.10	-11.12%	-29.91%	$128.31	11.12%	28.33%
Week 6	100	17.65%	0.00%	$ 94.83	35.30%	-5.17%	$ 83.03	-35.30%	-16.97%
Week 7	95	-5.00%	-5.00%	$ 85.35	-10.00%	-14.65%	$ 91.33	10.00%	-8.67%
Week 8	100	5.26%	0.00%	$ 94.34	10.52%	-5.68%	$ 81.71	-10.52%	-18.28%
Week 9	105	5.00%	5.00%	$103.77	10.00%	3.76%	$ 73.54	-10.00%	-26.45%
Week10	100	-4.76%	0.00%	$ 93.89	-9.52%	-6.12%	$ 80.55	9.52%	-19.45%

The cumulative performance of the underlying security in Table 5 is 0% for 10 trading weeks. The hypothetical return of a Long Fund for the 10-week period is -6.12%, while the return of a Short fund is -19.45%. The volatility of the underlying security’s performance and lack of a clear trend results in performance for each Fund for the period which bears little relationship to the performance of the underlying security for the 10-week period.

Table 6 – Rises in a Clear Trend

Underlying Security				Long Fund			Short Fund
	Value	Weekly Performance	Cumulative Performance	NAV	Weekly Performance	Cumulative Performance	NAV	Weekly Performance	Cumulative Performance
	100			$100.00			$100.00
Week 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$90.00	-4.00%	-4.00%
Week 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$81.43	-3.92%	-7.76%
Week 3	106	1.92%	6.00%	$112.24	3.84%	12.23%	$ 96.23	-3.84%	-11.31%
Week 4	108	1.89%	8.00%	$116.47	3.78%	16.47%	$115.48	-3.78%	-14.66%
Week 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$128.31	-3.70%	-17.82%
Week 6	112	1.82%	12.00%	$125.18	3.64%	25.17%	$ 83.03	-3.64%	-20.81%
Week 7	114	1.79%	14.00%	$129.65	3.58%	29.66%	$ 91.33	-3.58%	-23.64%
Week 8	116	1.75%	16.00%	$134.20	3.50%	34.19%	$ 81.71	-3.50%	-26.31%
Week 9	118	1.72%	18.00%	$138.82	3.44%	38.81%	$ 73.54	-3.44%	-28.85%
Week10	120	1.69%	20.00%	$143.53	3.38%	43.50%	$ 80.55	-3.38%	-31.25%

The cumulative performance of the underlying security in Table 6 is 20% for 10 weeks. The hypothetical return for the 10-week period is 43.50% for a Long Fund and -31.25% for a Short Fund. In this case, because of the positive hypothetical underlying security trend, each Long Fund’s hypothetical gain is greater than the two times (200%) the hypothetical underlying security gain for the 10-trading day period and each Short Fund’s hypothetical decline is less than the -200% of the hypothetical underlying security gain for the 10-trading day period.

Table 7 – Declines in a Clear Trend

Underlying Security				Long Fund			Short Fund
	Value	Weekly Performance	Cumulative Performance	NAV	Weekly Performance	Cumulative Performance	NAV	Weekly Performance	Cumulative Performance
	100			$100.00			$100.00
Week 1	98	-2.00%	-2.00%	$ 96.00	-4.00%	-4.00%	$ 96.00	4.00%	4.00%
Week 2	96	-2.04%	-4.00%	$ 92.08	-4.08%	-7.92%	$ 92.08	4.08%	8.24%
Week 3	94	-2.08%	-6.00%	$ 88.24	-4.16%	-11.75%	$ 88.24	4.16%	12.75%
Week 4	92	-2.13%	-8.00%	$ 84.49	-4.26%	-15.51%	$ 84.49	4.26%	17.55%
Week 5	90	-2.17%	-10.00%	$ 80.82	-4.34%	-19.17%	$ 80.82	4.34%	22.65%
Week 6	88	-2.22%	-12.00%	$ 77.22	-4.44%	-22.76%	$ 77.22	4.44%	28.10%
Week 7	86	-2.27%	-14.00%	$ 73.71	-4.54%	-26.27%	$ 73.71	4.54%	33.91%
Week 8	84	-2.33%	-16.00%	$ 70.29	-4.66%	-29.71%	$ 70.29	4.66%	40.15%
Week 9	82	-2.38%	-18.00%	$ 66.94	-4.76%	-33.05%	$ 66.94	4.76%	26.82%
Week10	80	-2.44%	-20.00%	$ 63.67	-4.88%	-36.32%	$ 63.67	4.88%	53.99%

The cumulative performance of the underlying security in Table 7 is -20% for 10 weeks. The hypothetical return of a Long Fund for the 10-week period is -36.32%, while the return of a Short Fund is 53.99%. In this case, because of the negative hypothetical underlying security trend, a Long Fund’s hypothetical decline is less than 200% of the hypothetical underlying security decline for the 10-week period and a Short Fund’s hypothetical gain is greater than 200% of the hypothetical underlying security decline for the 10-tweek period.

ADDITIONAL INFORMATION ABOUT THE RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Funds will meet their stated objectives. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Principal Risks

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, higher inflation, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV (premium) or less than the NAV (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make investment in derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Fund, and sets an outer limit on leverage based on value-at-risk (or “VaR”). The effect of the Derivatives Rule could, among other things, make investment in derivatives more costly, limit the availability or reduce the liquidity of derivatives, or otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.

•	Swap Risk (All Funds). The Funds expect to use swaps as a means to achieve their investment objectives. Swaps are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Funds’ swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Funds are subject to increased counterparty risk with respect to the amount they expect to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds could suffer significant losses on these contracts and the value of an investor’s investment in the Funds may decline. OTC swaps of the type that may be utilized by the Funds are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify a Fund’s gains and losses. Moreover, with respect to the use of swaps, if the underlying security has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap between a Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even the underlying security reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in a Fund may change quickly and without warning.

Each Fund will be subject to regulatory constraints relating to level of risk the Fund may incur through its derivative portfolio. To the extent this risk exceeds these regulatory thresholds over an extended period, a Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired leveraged performance for the Fund.

Leverage Risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Compounding Risk. The Funds have a single day investment objective, and the Funds’ performance for any other period is the result of its return for each day compounded over the period. The performance of the Funds for periods longer than a single day will very likely differ in amount, and possibly even direction, from their stated multiple of the daily return of the underlying security for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse or leveraged fund that rebalances daily. This effect becomes more pronounced as underlying security volatility and holding periods increase. The Funds’ performance for a period longer than a single day can be estimated given any set of assumptions for the following factors:

(a) underlying security volatility; (b) underlying security performance; (c) period of time; (d) financing rates associated with inverse or leveraged exposure; and (e) other Fund expenses. The charts below illustrates the impact of two principal factors — underlying security volatility and underlying security performance — on Fund performance. The charts shows estimated returns for each Fund for a number of combinations of underlying security volatility and underlying security performance over a one-year period. Actual volatility, underlying security and Fund performance may differ significantly from the charts below. Performance shown in the charts assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Funds’ performance would be lower than shown.

In the graph below, areas shaded red (or dark gray) represent those scenarios where a 2X Long Weekly Fund can be expected to return less than 200% of the performance of the underlying security and those shaded green (or light gray) represent those scenarios where a 2X Long Weekly Fund can be expected to return more than 200% of the performance of the underlying security. A 2X Long Weekly Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Long Weekly Fund Returns

	200% of	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	One Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.8%	-99.8%	-99.8%	-99.9%	-100.0%	-100.0%	-100.0%
-90	-180	-99.1%	-99.1%	-99.3%	-99.6%	-99.8%	-99.9%	-100.0%
-80	-160	-96.2%	-96.4%	-97.2%	-98.2%	-99.1%	-99.7%	-100.0%
-70	-140	-91.2%	-91.7%	-93.4%	-95.7%	-97.8%	-99.3%	-99.9%
-60	-120	-84.2%	-85.1%	-88.1%	-92.1%	-95.9%	-98.6%	-99.8%
-50	-100	-75.2%	-76.5%	-81.2%	-87.5%	-93.4%	-97.6%	-99.6%
-40	-80	-64.2%	-66.1%	-72.7%	-81.7%	-90.3%	-96.4%	-99.4%
-30	-60	-51.2%	-53.8%	-62.7%	-74.9%	-86.6%	-95.0%	-99.1%
-20	-40	-36.3%	-39.5%	-51.1%	-67.0%	-82.3%	-93.3%	-98.8%
-10	-20	-19.4%	-23.4%	-38.0%	-58.0%	-77.3%	-91.3%	-98.4%
0	0	-0.5%	-5.5%	-23.3%	-47.9%	-71.7%	-89.0%	-97.9%
10	20	20.3%	14.3%	-7.2%	-36.7%	-65.4%	-86.5%	-97.3%
20	40	43.0%	35.9%	10.6%	-24.5%	-58.5%	-83.7%	-96.7%
30	60	67.6%	59.4%	29.8%	-11.1%	-51.0%	-80.6%	-96.0%
40	80	94.1%	84.6%	50.5%	3.3%	-42.9%	-77.2%	-95.2%
50	100	122.5%	111.7%	72.7%	18.8%	-34.1%	-73.5%	-94.4%
60	120	152.7%	140.5%	96.5%	35.4%	-24.7%	-69.5%	-93.4%
70	140	184.8%	171.1%	121.7%	53.0%	-14.6%	-65.3%	-92.4%
80	160	218.8%	203.5%	148.4%	71.7%	-3.9%	-60.7%	-91.3%
90	180	254.6%	237.7%	176.5%	91.4%	7.5%	-55.9%	-90.1%
100	200	292.2%	273.6%	206.2%	112.3%	19.4%	-50.7%	-88.8%

The foregoing table is intended to isolate the effect of underlying security volatility and underlying security performance on the return of the 2X Long Weekly Fund and is not a representation of actual returns. For example, a 2X Long Weekly Fund may incorrectly be expected to achieve a 40% return on a yearly basis if the underlying security return were 20%, absent the effects of compounding. As the table shows, with underlying security volatility of 25%, a 2X Long Weekly Fund could be expected to return -5.5% under such a scenario. A 2X Long Weekly Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

In the graph below, areas shaded red (or dark gray) represent those scenarios where a 2X Long Monthly Fund can be expected to return less than 200% of the performance of the underlying security and those shaded green (or light gray) represent those scenarios where a 2X Long Monthly Fund can be expected to return more than 200% of the performance of the underlying security. A 2X Long Monthly Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Long Monthly Fund Returns

	200% of	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	One Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-99.4%	-99.5%	-99.7%	-99.9%	-100.0%	-100.0%	-99.9%
-80	-160	-97.0%	-97.2%	-97.9%	-98.9%	-99.7%	-100.0%	-99.8%
-70	-140	-92.3%	-92.8%	-94.4%	-96.7%	-98.8%	-100.0%	-99.8%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%	-99.7%	-100.0%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%	-99.1%	-100.0%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%	-98.2%	-100.0%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%	-96.8%	-100.0%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%	-94.9%	-100.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%	-92.6%	-100.0%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%	-89.8%	-100.0%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%	-86.4%	-100.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%	-82.5%	-99.6%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%	-78.1%	-98.9%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%	-73.1%	-98.1%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%	-67.6%	-97.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%	-61.5%	-95.6%
70	140	182.9%	172.4%	132.9%	73.2%	5.9%	-54.8%	-94.1%
80	160	215.8%	204.2%	160.7%	94.8%	20.3%	-47.6%	-92.2%
90	180	250.2%	237.6%	189.9%	117.7%	35.5%	-39.8%	-90.2%
100	200	286.1%	272.5%	220.6%	141.6%	51.6%	-31.4%	-87.8%

The foregoing table is intended to isolate the effect of underlying security volatility and underlying security performance on the return of the 2X Long Fund and is not a representation of actual returns. For example, a 2X Long Monthly Fund may incorrectly be expected to achieve a 40% return on a yearly basis if the underlying security return were 20%, absent the effects of compounding. As the table shows, with underlying security volatility of 25%, a 2X Long Monthly Fund could be expected to return -4.7% under such a scenario. A 2X Long Monthly Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

In the graph below, areas shaded red (or dark gray) represent those scenarios where a 2X Long Quarterly Fund can be expected to return less than 200% of the performance of the underlying security and those shaded green (or light gray) represent those scenarios where a 2X Long Quarterly Fund can be expected to return more than 200% of the performance of the underlying security. A 2X Long Quarterly Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Long Quarterly Fund Returns

	200% of	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	One Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	-190	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-90	-180	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-80	-160	-98.8%	-99.1%	-100.0%	-100.0%	-100.0%	-100.0%	-100.0%
-70	-140	-94.8%	-95.4%	-98.2%	-100.0%	-100.0%	-100.0%	-100.0%
-60	-120	-88.0%	-89.0%	-93.2%	-100.0%	-100.0%	-100.0%	-100.0%
-50	-100	-78.6%	-79.9%	-85.6%	-97.3%	-100.0%	-100.0%	-100.0%
-40	-80	-66.8%	-68.4%	-75.6%	-90.3%	-100.0%	-100.0%	-100.0%
-30	-60	-52.9%	-54.8%	-63.5%	-81.2%	-100.0%	-100.0%	-100.0%
-20	-40	-37.0%	-39.2%	-49.4%	-70.1%	-100.0%	-100.0%	-100.0%
-10	-20	-19.4%	-21.8%	-33.5%	-57.2%	-96.2%	-100.0%	-100.0%
0	0	0.0%	-2.8%	-15.9%	-42.6%	-86.4%	-100.0%	-100.0%
10	20	20.8%	17.8%	3.2%	-26.4%	-75.0%	-100.0%	-100.0%
20	40	43.1%	39.8%	23.8%	-8.8%	-62.1%	-100.0%	-100.0%
30	60	66.7%	63.2%	45.7%	10.2%	-47.8%	-100.0%	-100.0%
40	80	91.6%	87.8%	68.9%	30.5%	-32.2%	-100.0%	-100.0%
50	100	117.6%	113.5%	93.2%	52.0%	-15.4%	-100.0%	-100.0%
60	120	144.7%	140.4%	118.7%	74.7%	2.7%	-100.0%	-100.0%
70	140	172.9%	168.4%	145.3%	98.4%	21.8%	-92.9%	-100.0%
80	160	202.1%	197.3%	172.9%	123.2%	42.1%	-79.4%	-100.0%
90	180	232.2%	227.2%	201.5%	149.0%	63.3%	-64.8%	-100.0%
100	200	263.2%	258.0%	230.9%	175.7%	85.6%	-49.3%	-100.0%

The foregoing table is intended to isolate the effect of underlying security volatility and underlying security performance on the return of the 2X Long Quarterly Fund and is not a representation of actual returns. For example, a 2X Long Quarterly Fund may incorrectly be expected to achieve a 40% return on a yearly basis if the underlying security return were 20%, absent the effects of compounding. As the table shows, with underlying security volatility of 25%, a 2X Long Quarterly Fund could be expected to return -2.8% under such a scenario. A 2X Long Quarterly Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

In the graph below, areas shaded red (or dark gray) represent those scenarios where a 2X Short Weekly Fund can be expected to return less than -200% of the performance of the underlying security and those shaded green (or light gray) represent those scenarios where a 2X Short Weekly Fund can be expected to return more than -200% of the performance of the underlying security. A 2X Short Weekly Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Short Weekly Fund Returns

	-200% of	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	One Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	190	23171.1%	18519.9%	12049.8%	4977.2%	1244.7%	77.9%	-94.6%
-90	180	6983.2%	5982.1%	3462.0%	1309.9%	240.1%	-62.4%	-99.4%
-80	160	1958.6%	1652.1%	893.6%	270.4%	-19.6%	-92.8%	-100.0%
-70	140	876.9%	726.8%	359.4%	64.8%	-66.6%	-97.4%	-100.0%
-60	120	469.6%	261.3%	162.8%	-8.4%	-82.3%	-98.8%	-100.0%
-50	100	272.5%	212.9%	69.2%	-42.3%	-89.3%	-99.3%	-100.0%
-40	80	162.2%	119.7%	17.6%	-60.7%	-93.0%	-99.6%	-100.0%
-30	60	94.3%	62.4%	-13.9%	-71.7%	-95.1%	-99.7%	-100.0%
-20	40	49.5%	24.7%	-34.4%	-78.8%	-96.4%	-99.8%	-100.0%
-10	20	18.5%	-1.4%	-48.5%	-83.5%	-97.3%	-99.9%	-100.0%
0	0	-3.9%	-20.2%	-58.5%	-86.9%	-97.9%	-99.9%	-100.0%
10	-20	-20.6%	-34.1%	-66.0%	-89.4%	-98.3%	-99.9%	-100.0%
20	-40	-33.4%	-44.8%	-71.7%	-91.3%	-98.7%	-99.9%	-100.0%
30	-60	-43.3%	-53.1%	-76.0%	-92.7%	-98.9%	-100.0%	-100.0%
40	-80	-51.2%	-59.7%	-79.5%	-93.8%	-99.1%	-100.0%	-100.0%
50	-100	-57.6%	-65.0%	-82.3%	-94.7%	-99.2%	-100.0%	-100.0%
60	-120	-62.9%	-69.4%	-84.6%	-95.4%	-99.3%	-100.0%	-100.0%
70	-140	-67.2%	-73.0%	-86.5%	-96.0%	-99.4%	-100.0%	-100.0%
80	-160	-70.9%	-76.1%	-88.0%	-96.5%	-99.5%	-100.0%	-100.0%
90	-180	-74.0%	-78.6%	-89.3%	-96.9%	-99.6%	-100.0%	-100.0%
100	-200	-76.6%	-80.8%	-90.5%	-97.2%	-99.6%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of underlying security volatility and underlying security performance on the return of the 2X Short Weekly Fund and is not a representation of actual returns. For example, a 2X Short Weekly Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the underlying security return were 20%, absent the effects of compounding. As the table shows, with underlying security volatility of 25%, a 2X Short Weekly Fund could be expected to return -20.2% under such a scenario. A 2X Short Weekly Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

In the graph below, areas shaded red (or dark gray) represent those scenarios where a 2X Short Monthly Fund can be expected to return less than -200% of the performance of the underlying security and those shaded green (or light gray) represent those scenarios where a 2X Short Monthly Fund can be expected to return more than -200% of the performance of the underlying security. A 2X Short Monthly Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Short Monthly Fund Returns

	-200% of	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	One Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	190	7953.1%	7412.8%	5674.1%	3234.7%	681.4%	-100.0%	-100.0%
-90	180	3512.8%	3222.7%	2302.8%	1063.0%	-100.0%	-100.0%	-100.0%
-80	160	1350.6%	1208.7%	768.0%	206.9%	-100.0%	-100.0%	-100.0%
-70	140	699.8%	611.2%	340.2%	10.3%	-100.0%	-100.0%	-100.0%
-60	120	407.7%	346.0%	159.7%	-58.4%	-100.0%	-100.0%	-100.0%
-50	100	249.7%	203.9%	67.1%	-87.3%	-100.0%	-100.0%	-100.0%
-40	80	154.2%	118.7%	13.9%	-100.0%	-100.0%	-100.0%	-100.0%
-30	60	92.1%	63.7%	-19.1%	-100.0%	-100.0%	-100.0%	-99.5%
-20	40	49.4%	26.2%	-40.8%	-100.0%	-100.0%	-100.0%	-100.0%
-10	20	18.8%	-0.5%	-55.7%	-100.0%	-100.0%	-100.0%	-100.0%
0	0	-3.7%	-20.0%	-66.1%	-100.0%	-100.0%	-100.0%	-100.0%
10	-20	-20.8%	-34.7%	-73.8%	-100.0%	-100.0%	-100.0%	-100.0%
20	-40	-34.0%	-46.0%	-79.4%	-100.0%	-100.0%	-100.0%	-100.0%
30	-60	-44.4%	-54.8%	-83.7%	-100.0%	-100.0%	-100.0%	-100.0%
40	-80	-52.7%	-61.9%	-87.0%	-100.0%	-100.0%	-100.0%	-100.0%
50	-100	-59.4%	-67.5%	-89.5%	-100.0%	-100.0%	-100.0%	-100.0%
60	-120	-65.0%	-72.2%	-91.5%	-100.0%	-100.0%	-100.0%	-100.0%
70	-140	-69.5%	-76.0%	-93.1%	-100.0%	-100.0%	-100.0%	-100.0%
80	-160	-73.4%	-79.1%	-94.3%	-100.0%	-100.0%	-100.0%	-100.0%
90	-180	-76.6%	-81.8%	-95.4%	-100.0%	-100.0%	-100.0%	-100.0%
100	-200	-79.3%	-84.0%	-96.2%	-100.0%	-100.0%	-100.0%	-100.0%

The foregoing table is intended to isolate the effect of underlying security volatility and underlying security performance on the return of the 2X Short Monthly Fund and is not a representation of actual returns. For example, a 2X Short Monthly may incorrectly be expected to achieve a -40% return on a yearly basis if the underlying security return were 20%, absent the effects of compounding. As the table shows, with underlying security volatility of 25%, a 2X Short Monthly Fund could be expected to return -20.0% under such a scenario. A 2X Short Monthly Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

In the graph below, areas shaded red (or dark gray) represent those scenarios where a 2X Short Quarterly Fund can be expected to return less than -200% of the performance of the underlying security and those shaded green (or light gray) represent those scenarios where a 2X Short Quarterly Fund can be expected to return more than -200% of the performance of the underlying security. A 2X Short Quarterly Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Short Quarterly Fund Returns

	-200% of	Volatility of the Underlying Security (annualized)
One Year Performance of Underlying Security	One Year Performance of the Underlying Security	10%	25%	50%	75%	100%	125%	150%
-95	190	1684.2%	1661.2%	1591.2%	1487.6%	1357.5%	1205.9%	1040.3%
-90	180	1137.5%	1115.4%	1048.3%	950.6%	830.3%	693.8%	549.5%
-80	160	662.5%	642.5%	582.7%	497.7%	396.5%	286.7%	177.5%
-70	140	431.2%	413.3%	360.0%	285.9%	200.5%	111.9%	29.4%
-60	120	292.0%	275.7%	228.1%	163.3%	91.1%	19.7%	-41.8%
-50	100	199.1%	184.4%	141.7%	85.0%	23.9%	-33.3%	-77.6%
-40	80	133.4%	120.0%	81.7%	32.0%	-19.6%	-64.7%	-95.0%
-30	60	85.0%	72.8%	38.4%	-5.2%	-48.5%	-83.3%	-100.0%
-20	40	48.3%	37.2%	6.2%	-31.9%	-67.9%	-94.0%	-100.0%
-10	20	19.9%	9.8%	-18.0%	-51.3%	-81.0%	-99.4%	-99.8%
0	0	-2.4%	-11.6%	-36.6%	-65.5%	-89.6%	-100.0%	-95.0%
10	-20	-20.2%	-28.6%	-51.1%	-76.0%	-95.1%	-100.0%	-89.2%
20	-40	-34.5%	-42.2%	-62.3%	-83.7%	-98.5%	-99.9%	-82.9%
30	-60	-46.1%	-53.1%	-71.1%	-89.3%	-100.0%	-97.5%	-76.7%
40	-80	-55.6%	-62.0%	-78.0%	-93.4%	-100.0%	-94.6%	-70.7%
50	-100	-63.4%	-69.2%	-83.4%	-96.2%	-100.0%	-91.4%	-65.2%
60	-120	-69.8%	-75.1%	-87.6%	-98.1%	-100.0%	-88.2%	-60.3%
70	-140	-75.1%	-79.9%	-90.9%	-99.3%	-98.9%	-85.1%	-56.0%
80	-160	-79.5%	-83.8%	-93.5%	-100.0%	-97.6%	-82.1%	-52.5%
90	-180	-83.2%	-87.0%	-95.5%	-100.0%	-96.2%	-79.5%	-49.7%
100	-200	-86.2%	-89.7%	-96.9%	-100.0%	-94.7%	-77.1%	-47.7%

The foregoing table is intended to isolate the effect of underlying security volatility and underlying security performance on the return of the 2X Short Quarterly Fund and is not a representation of actual returns. For example, a 2X Short Quarterly may incorrectly be expected to achieve a -40% return on a yearly basis if the underlying security return were 20%, absent the effects of compounding. As the table shows, with underlying security volatility of 25%, a 2X Short Quarterly Fund could be expected to return -11.6% under such a scenario. A 2X Short Quarterly Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

Correlation Risk. A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its underlying security, and there is no guarantee that the Funds will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Funds from achieving their investment objectives, and the percentage change of a Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from their stated multiple of the percentage change of the underlying security on such day.

In order to achieve a high degree of correlation with its underlying security, each Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to its underlying security may prevent a Fund from achieving a high degree of correlation with its underlying security and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which a Fund invests, and other factors will adversely affect a Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by an underlying security’s movements, including intraday movements. Because of this, it is unlikely that a Fund will have perfect exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the underlying security is volatile, particularly when the underlying security is volatile at or near the close of the trading day.

A number of other factors may also adversely affect a Fund’s correlation with its underlying security, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. The Funds may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Funds’ correlation with the underlying securities. The Funds may also be subject to large movements of assets into and out of the Funds, potentially resulting in the Funds being under- or overexposed to the underlying securities. Additionally, the Funds’ underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Funds, which may cause a difference between the changes in the daily performance of the Funds and changes in the level of the underlying securities. Any of these factors could decrease correlation between the performance of the Funds and the underlying securities and may hinder a Fund’s ability to meet its daily investment objective on or around that day.

Rebalancing Risk. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, a Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, a Fund may have investment exposure to its underlying security that is significantly greater or less than its stated multiple. As a result, a Fund may be more exposed to leverage risk than if they had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of an underlying issuer and the Fund are listed on exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although an underlying issuer and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the underlying issuer’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of an underlying issuer’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security usually honor this halt. A non- regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of an underlying issuer’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting an underlying issuer’s shares will result in a trading halt of the Fund’s shares. To the extent trading in an underlying issuer’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Short Sale Exposure Risk. The Short Funds will seek inverse or “short” exposure through financial instruments, which would cause a Short Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower a Short Fund’s return, result in a loss, have the effect of limiting a Short Fund’s ability to obtain inverse exposure through financial instruments, or require a Short Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, a Short Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, a Short Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying a Short Fund’s short positions, if any, would negatively impact a Short Fund.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors in the Short Funds will lose money when an underlying security rises, which is the opposite result from that of traditional funds. A single day or intraday increase in the performance of an underlying security may result in the total loss or almost total loss of an investor’s investment, even if the underlying security subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose a Short Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Indirect Investment Risk. The issuers of the underlying securities are not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the underlying issuers in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the underlying issuers.

Automotive Companies Risk. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non- diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Valuation Risk. The Funds may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Funds could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Funds would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Funds at that time. The Funds’ ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. Each Fund will be concentrated in the industry assigned to its underlying issuer (i.e., hold more than 25% of its total assets in investments that provide long leveraged, inverse or inverse leveraged exposure, as applicable, to the industry assigned to the underlying issuer). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Collateral Investments Risk. The Funds’ use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Funds may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Funds.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Funds to Short indirectly a proportional share of the fees and costs of the money market funds in which they invests. At the same time, the Funds will continue to pay their own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Funds could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers.

Biotechnology Companies Risk. The underlying ETFs may invest in biotechnology companies. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

Technology Sector Risk. The underlying ETFs may invest in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Invesco QQQ TrustSM’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Bitcoin Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. The market price of bitcoin has been subject to extreme fluctuations. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin. Bitcoin are susceptible to theft, loss and destruction.

Financial Sector Risk. The underlying ETFs may invest in companies in the financial sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Consumer Discretionary Sector Risk. The underlying ETFs may invest in companies in the consumer discretionary sector. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

Industrials Sector Risk. The underlying ETFs may invest in companies in the industrials sector. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrials sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Equity Securities Risk. The value of the equity securities the underlying ETFs hold may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the underlying ETFs hold participate or factors relating to specific companies in which the underlying ETFs invest. These can include stock movements, purchases or sales of securities by the underlying ETFs, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the underlying ETF’s equity investments.

Foreign Securities Risk. The underlying ETF’s investment in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The ARK Innovation ETF normally will not hedge any foreign currency exposure.

Emerging Market Securities Risk. The underlying ETFs’ investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the underlying ETFs are limited in their ability to exercise their legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Currency Risk. The underlying ETF’s net asset value is determined on the basis of the U.S. dollar, therefore, the underlying ETF may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the underlying ETF’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the underlying ETF. The underlying ETF may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the underlying ETF’s performance, because any delay could result in the underlying ETF missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Risks Associated with China. The underlying ETFs may invest in companies located or operating in China. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the underlying ETF invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the underlying ETF. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

Future Contracts Risk. The SPDR® S&P Biotech ETF may utilize futures contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the SPDR® S&P Biotech ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. In the event no secondary market exists for a particular contract, it might not be possible to effect closing transactions, and the SPDR® S&P Biotech ETF will be unable to terminate the derivative. If the SPDR® S&P Biotech ETF uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the SPDR® S&P Biotech ETF’s investments that are the subject of such hedge. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Funds may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which Short a lower interest rate. The Funds are subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Funds would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Funds’ income.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

Interest Rate Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three- year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Active Management Risk. The Funds are actively-managed and their performance reflects investment decisions that the Advisor makes for the Funds. Such judgments about the Funds’ investments may prove to be incorrect. If the investments selected and the strategies employed by the Funds fail to produce the intended results, the Funds could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Inverse Risk. Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the Index’s price rises – a result that is the opposite from traditional mutual funds and ETFs. Like leveraged investments, inverse positions may be considered aggressive and may result in significant losses. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Small-Cap Company Risk. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large- capitalization companies. The securities of small-capitalization and mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Operational Risk. The Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Funds and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. The Funds seek to achieve daily results that correspond to a multiple of the daily performance of a single issuer by entering into one or more swaps. In seeking this objective, the Funds may invest a relatively high percentage of their assets in swaps with a single counterparty or a few counterparties. As a result, the Funds may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Funds must satisfy certain diversification and other requirements. In particular, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Funds is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If a Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Funds to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events.

Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve concluded its market support activities in 2022 and began to raise interest rates in an effort to fight inflation. The Federal Reserve may determine to raise interest rates further. This and other government intervention into the economy and financial markets to address the pandemic, inflation, or other significant events in the future, may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Such events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Non-Principal Risks

Inflation Risk (All Funds). Inflation may reduce the intrinsic value of increases in the value of the Funds. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions.

Legislation and Litigation Risk (All Funds). Legislation or litigation that affects the value of securities held by the Funds may reduce the value of the Funds. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Funds invest. In addition, litigation regarding any of the securities owned by the Funds may negatively impact the value of the Shares. Such legislation or litigation may cause the Funds to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI for the Funds, which is available at www.axsinvestments.com.

MANAGEMENT OF THE FUNDS

Each Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.

Investment Advisor

AXS Investments LLC, a Delaware limited liability company, serves as the Funds’ advisor pursuant to an investment management agreement (the “Investment Advisory Agreement”). The principal office of the Advisor is located at 181 Westchester Ave, Suite 402, Port Chester, New York 10573. The Advisor has approximately $ billion in assets under management as of March 31, 2024.

In its capacity as Advisor, AXS manages the Fund’s investments subject to the supervision of the Board. The Advisor also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Advisor continuously reviews, supervises, and administers the Fund’s investment program.

Pursuant to the Investment Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee of [     %] of each Fund’s average daily net assets, calculated daily and payable monthly.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement on behalf of the Funds will be available in the Funds’ Form N-CSR for the fiscal period ended [_______, 2024.

Portfolio Managers

Parker Binion, Portfolio Manager of the Advisor, serves as portfolio manager for the Funds. Mr. Binion joined AXS in January 2021. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

Travis Trampe, Portfolio Manager of the Advisor, serves as portfolio manager for Funds. Mr. Trampe joined AXS in 2022. Prior to joining AXS, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe’s asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.

Donal Bishnoi, CFA, Portfolio Manager of the Advisor, serves as portfolio manager for Funds. Mr. Bishnoi joined AXS in 2023. Prior to joining AXS, Mr. Bishnoi served as a senior portfolio manager at ETFMG where he was responsible for the trading, risk management and portfolio analysis of passive strategies since [ ]. Prior to joining ETFMG, Don served as a senior risk manager and senior portfolio manager at Oppenheimer Funds from 2010 to 2019. Mr. Bishnoi managed a long/short systematic equity strategy at Moore Capital from 2007 to 2009. He holds a B.S. in Finance from Boston University’s Questrom School of Business and is a CFA charter holder.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Fund’s advisor) do not exceed [ %] of each Fund’s average daily net assets. These agreements are in effect until [ , 2025] and they may be terminated before that date only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of fund expenses made by AXS in a fiscal year may be reimbursed by the Funds for a period ending three years after the date of reduction or payment if AXS so requests. Such reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursement of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. All other reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or fund expenses.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Funds’ shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Funds will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Funds is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Funds’ NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. A Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect a Fund’s NAV on those days.

Each Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Advisor as each Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when a Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor, and may result in a different price being used in the calculation of a Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made by the Advisor, in good faith, in accordance with procedures approved by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Advisor employs fair value pricing to ensure greater accuracy in determining a Fund’s daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when a Fund’s NAV is determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Advisor may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Advisor may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Funds’ investment strategies, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Funds are issued and redeemed only in large quantities of shares known as Creation Units available only from the Funds directly to Authorized Participants, and that most trading in the Funds occurs on the Exchange at prevailing market prices and does not involve the Funds directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Funds or their shareholders. In addition, frequent trading of shares of the Funds done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at www.axsinvestments.com with respect to each Fund:

(i) information for each portfolio holding that will form the basis of the next calculation of a Fund’s net asset value per share; (ii) a Fund’s net asset value per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days a Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) a Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year a Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that a Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Funds pay out dividends from their net investment income and net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Funds the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the respective Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The Statement of Information contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions a Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends- received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Since each Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Funds will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short- term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units of a Fund will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units of a Fund will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long- term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long- term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Funds do not and have no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on each Fund’s average daily net assets, which is paid by the Advisor.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Funds. The fund accounting agent calculates each Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Advisor.

Independent Registered Public Accounting Firm. [                         ], serves as the Funds’ independent registered public accounting firm and is responsible for auditing the annual financial statements of each Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in exchange-traded funds offered by the Trust, including the Funds, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Funds, whether or not participating in the distribution of shares of the Funds, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Funds that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Funds’ Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

FINANCIAL HIGHLIGHTS

Because the Funds has not commenced operations as of the date of this Prospectus, no financial information is available.

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its most recent fiscal year.

The Funds’ SAI is available and annual and semi-annual reports will be available, free of charge, on the Funds’ website at www.axsinvestments.com. You can also obtain a free copy of the Funds’ SAI or annual and semi-annual reports, request other information, or inquire about the Funds by contacting a broker that sells shares of the Funds or by calling the Funds (toll-free) at [xxx-xxx-xxxx] or by writing to the Funds’ distributor, ALPS Distributors, Inc. at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Reports and other information about the Funds are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or

•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File #: 333-191476

811-22894

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated May 16, 2024

Statement of Additional Information

[   ], 2024

Tradr 2X Long SPY Weekly ETF
Tradr 2X Long SPY Monthly ETF
Tradr 2X Long SPY Quarterly ETF
Tradr 2X Long QQQ Weekly ETF
Tradr 2X Long QQQ Monthly ETF
Tradr 2X Long QQQ Quarterly ETF
Tradr 2X Long SOXX Weekly ETF
Tradr 2X Long SOXX Monthly ETF
Tradr 2X Long SOXX Quarterly ETF
Tradr 2X Long FXI Weekly ETF
Tradr 2X Long FXI Monthly ETF
Tradr 2X Long FXI Quarterly ETF
Tradr 2X Long IWM Weekly ETF
Tradr 2X Long IWM Monthly ETF
Tradr 2X Long IWM Quarterly ETF
Tradr 2X Long TLT Weekly ETF
Tradr 2X Long TLT Monthly ETF
Tradr 2X Long TLT Quarterly ETF
Tradr 2X Long XLK Weekly ETF
Tradr 2X Long XLK Monthly ETF
Tradr 2X Long XLK Quarterly ETF
Tradr 2X Long XLF Weekly ETF
Tradr 2X Long XLF Monthly ETF
Tradr 2X Long XLF Quarterly ETF
Tradr 2X Long XBI Weekly ETF
Tradr 2X Long XBI Monthly ETF
Tradr 2X Long XBI Quarterly ETF
Tradr 2X Long IBIT Weekly ETF
Tradr 2X Long IBIT Monthly ETF
Tradr 2X Long IBIT Quarterly ETF
Tradr 2X Long NVDA Weekly ETF
Tradr 2X Long NVDA Monthly ETF
Tradr 2X Long NVDA Quarterly ETF
Tradr 2X Long TSLA Weekly ETF
Tradr 2X Long TSLA Monthly ETF
Tradr 2X Long TSLA Quarterly ETF
Tradr 2X Short SPY Weekly ETF
Tradr 2X Short SPY Monthly ETF
Tradr 2X Short SPY Quarterly ETF
Tradr 2X Short QQQ Weekly ETF
Tradr 2X Short QQQ Monthly ETF
Tradr 2X Short QQQ Quarterly ETF
Tradr 2X Short SOXX Weekly ETF
Tradr 2X Short SOXX Monthly ETF
Tradr 2X Short SOXX Quarterly ETF
Tradr 2X Short TLT Monthly ETF
Tradr 2X Short NVDA Weekly ETF
Tradr 2X Short NVDA Monthly ETF
Tradr 2X Short TSLA Weekly ETF
Tradr 2X Short TSLA Monthly ETF

Each of the above funds (each a “Fund” and collectively the “Funds”), is a series of Investment Managers Series Trust II (the “Trust”), and each is listed and principally trades its shares on The NASDAQ Stock Market LLC (the “Exchange”). Shares of the Funds trade on the Exchange at market prices that may be below, at or above the respective Fund’s net asset value.

Each fund with “Long” in its name attempts to provide investment results that correspond to two times the performance of the underlying security and are collectively referred to as the “Long Funds”. Each Fund with “Short” in its name attempts to provide investment results that correspond to two times the inverse performance of the underlying security and collectively referred to as the “Short Funds.” Each Fund with “Weekly” in its name seeks to provide a full calendar week return which is defined as the close of trading on the last business day of one calendar week to the close of trading on the last business day of the following calendar week. Each Fund with “Monthly” in its name seeks to provide a full calendar month return which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month. Each Fund with “Quarterly” in its name seeks to provide a full calendar quarter return which is defined as the close of trading on the last business day of one calendar quarter to the close of trading on the last business day of the following calendar quarter.

An investor who purchases shares on a day other than the last business day of a calendar week, calendar month, or calendar quarter, as applicable, will generally receive more, or less, than 200% (for a Long Fund) or -200% (for a Short Fund) exposures to the underlying security from that point until the end of the week, month, or quarter. The actual exposure is a function of the performance of the underlying security from the end of the prior calendar week, calendar month, or calendar quarter to an investor’s purchase date. If a Fund’s shares are held for a period other than a calendar week, calendar month, or calendar quarter, the Fund’s performance is likely to deviate from 200% (for a Long Fund) or -200% (for a Short Fund) of the underlying security’s performance for the period the Fund is held. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than the Funds’ stated investment objectives.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:

(a)	understand the risks associated with the use of inverse strategies and leverage;
(b)	understand the consequences of seeking calendar week, calendar month and calendar quarter inverse and leveraged investment results;
(c)	for the Short Fund, understand the risk of shorting; and
(d)	intend to actively monitor and manage their investments.

Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds. There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

With respect to the Long Funds and Short Funds, the Funds’ investment advisor, AXS Investments, LLC, each Fund’s investment advisor (“AXS” or the “Advisor”) will not attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than a maximum percentage of its net asset value on a given trading day. As a consequence, if a Fund’s underlying security moves more than 50% on a given calendar week, calendar month, or calendar quarter in a direction adverse to the Fund, the Fund’s investors would lose all of their money.

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated [ ], 2024, of the Funds. A copy of the Funds’ Prospectus may be obtained by contacting the Funds’ distributor, ALPS Distributors, Inc. at 1290 Broadway, Suite 1000, Denver, Colorado 80203, by visiting the Funds’ website at www.axsinvestments.com or by calling toll free 1-303-623-2577.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor the Commodity Futures Trading Commission (the “CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Trust and The Funds

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies. Although the Funds are not required to comply with the above requirement, the Funds intend to diversify their assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Each Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Each Fund generally offers and issues shares in exchange for a basket of securities designated by the respective Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares of each Fund are listed on the Exchange. Shares of each Fund trade on the Exchange at market prices. These prices may differ from the shares’ NAV per share. The shares of each Fund are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities designated by a Fund and a specified cash payment.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of the Fund.

An investment in the Funds also should be made with an understanding of the risks inherent in an investment in swaps, securities and other assets, including the risk that the financial condition of issuers may become impaired or that the general condition of the market may deteriorate (either of which may cause a decrease in the value of the Funds’ portfolio holdings and thus in the value of Shares). Each Fund’s portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions change. Investor perceptions are based on various and unpredictable factors, including expectations regarding governmental, economic, monetary and fiscal policies, inflation and interest rates, weather and climate conditions, economic expansion or contraction, and global or regional political, economic or banking crises.

The below principal investment strategies and related risks apply to all the Funds.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China’s economic slowdown; Russia's invasion of Ukraine; and more recently, higher inflation. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

4

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and then was detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Tracking And Correlation Risk

The Fund seeks investment results that correspond to the price and yield performance of its Index, although several factors may affect their ability to achieve this correlation, including, but not limited to: (1) the Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the Fund; (2) the Fund’s holding of less than all of the securities included in its Index, including as part of a “representative sampling” strategy, and holding securities not included in the Index; (3) an imperfect correlation between the performance of the Fund’s investments and those of its Index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) Share prices being rounded to the nearest cent; (7) changes to an Index that are not disseminated in advance; (8) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies, or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of the Fund trades, resulting in the inability of the Fund to execute intended portfolio transactions; and (10) the Fund’s holdings of cash or cash equivalents, or otherwise not being fully invested in securities of its Index. While close tracking of the Fund to its Index may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of Shares may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

U.S. Government Securities

The Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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DERIVATIVES

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Effective August 19, 2022, the Fund began operating under the Derivatives Rule, which, among other things, governs the use of derivative instruments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. In connection with the adoption of the Derivatives Rule, the Fund is no longer required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

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Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

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Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase of a new position) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Advisor, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. As of the date of this SAI, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

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The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.

Investment Company Shares

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the shares of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.
•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:
i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;
ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and
iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

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Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

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Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

11

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (“Quantitative Tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to help fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund, the Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

The following principal investment strategies and related risks apply to all the Long Funds.

Leverage

The Funds intend to use, on a regular basis, leveraged investment techniques in pursuing their investment objectives. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of the Fund’s shares. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a fund to pay interest which would decrease a Fund’s total return to shareholders. If a Fund achieves its investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Fund not been leveraged.

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The following principal investment strategies and related risks apply to all the Short Funds.

Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

The following principal investment strategies and related risks apply to the Funds listed below.

•	Tradr 2X Long SPY Weekly ETF
•	Tradr 2X Long SPY Monthly ETF
•	Tradr 2X Long SPY Quarterly ETF
•	Tradr 2X Long QQQ Weekly ETF
•	Tradr 2X Long QQQ Monthly ETF
•	Tradr2X Long QQQ Quarterly ETF
•	Tradr 2X Long SOXX Weekly ETF
•	Tradr 2X Long SOXX Monthly ETF
•	Tradr 2X Long SOXX Quarterly ETF
•	Tradr 2X Long FXI Weekly ETF
•	Tradr 2X Long FXI Monthly ETF
•	Tradr 2X Long FXI Quarterly ETF
•	Tradr 2X Long IWM Weekly ETF
•	Tradr 2X Long IWM Monthly ETF
•	Tradr 2X Long IWM Quarterly ETF
•	Tradr 2X Long XLK Weekly ETF
•	Tradr 2X Long XLK Monthly ETF
•	Tradr 2X Long XLK Quarterly ETF
•	Tradr 2X Long XLF Weekly ETF
•	Tradr 2X Long XLF Monthly ETF

13

•	Tradr 2X Long XLF Quarterly ETF
•	Tradr 2X Long XBI Weekly ETF
•	Tradr 2X Long XBI Monthly ETF
•	Tradr 2X Long XBI Quarterly ETF
•	Tradr 2X Long NVDA Weekly ETF
•	Tradr 2X Long NVDA Monthly ETF
•	Tradr 2X Long NVDA Quarterly ETF
•	Tradr 2X Long TSLA Weekly ETF
•	Tradr 2X Long TSLA Monthly ETF
•	Tradr 2X Long TSLA Quarterly ETF
•	Tradr 2X Short SPY Weekly ETF
•	Tradr 2X Short SPY Monthly ETF
•	Tradr 2X Short SPY Quarterly ETF
•	Tradr 2X Short QQQ Weekly ETF
•	Tradr 2X Short QQQ Monthly ETF
•	Tradr 2X Short QQQ Quarterly ETF
•	Tradr 2X Short SOXX Weekly ETF
•	Tradr 2X Short SOXX Monthly ETF
•	Tradr 2X Short SOXX Quarterly ETF
•	Tradr 2X Short NVDA Weekly ETF
•	Tradr 2X Short NVDA Monthly ETF
•	Tradr 2X Short TSLA Weekly ETF
•	Tradr 2X Short TSLA Monthly ETF

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

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Large-Cap Stocks

The Fund may invest in stock of companies with large market capitalizations. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

The following principal investment strategies and related risks apply to the Funds listed below.

•	Tradr 2X LONG QQQ WEEKLY ETF
•	Tradr 2X LONG QQQ MONTHLY ETF
•	Tradr 2X LONG QQQ QUARTERLY ETF
•	Tradr 2X SHORT QQQ WEEKLY ETF
•	Tradr 2X SHORT QQQ MONTHLY ETF
•	Tradr 2X SHORT QQQ QUARTERLY ETF
•	Tradr 2X LONG FXI WEEKLY ETF
•	Tradr 2X LONG FXI MONTHLY ETF
•	Tradr 2X LONG FXI QUARTERLY ETF

Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

15

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

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Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such companies. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believe is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

17

Foreign Currency Transactions

The Fund may conduct foreign currency transactions on a spot, i.e., cash, or forward basis at the prevailing rate in the foreign exchange market. The Fund may also conduct foreign currency transactions as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. Foreign currency transactions involve certain costs and risks. The fund incurs foreign exchange expenses in converting assets from one currency to another. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. When the Fund uses foreign currency transactions as a hedge, it may also limit potential gains that could result from an increase in the value of such currency. The Fund may be affected either favorably or unfavorably by fluctuations in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Depositary Receipts

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

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Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the relationship between the UK and EU with respect to trading goods and services, but certain aspects of the relationship remain unresolved and subject to further negotiation and agreement. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, the European Union, the United Kingdom, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil imports from Russia by the end of 2022. The United States, the European Union, the United Kingdom, and their global allies may impose additional sanctions or other intergovernmental actions against Russia in the future, but Russia may respond in kind by imposing retaliatory economic sanctions or countermeasures. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

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General. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Investments in China

The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Disclosure and regulatory standards in China are less stringent than U.S. standards, and there is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. Moreover, the imposition of restrictions on repatriation of capital invested may have an adverse effect on the Fund’s performance and the Fund’s ability to meet redemption requests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. The Fund’s rights with respect to its investments in A-Shares, if any, will generally be governed by Chinese law. China operates under a civil law system in which court precedent is not binding, which means that there is no binding precedent to interpret existing statutes and thus there is uncertainty regarding the implementation of existing law. It may therefore be difficult or impossible for the Fund to enforce its rights as an investor under Chinese law. Ultimately, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

20

The Fund may invest in equity securities of certain Chinese companies, referred to A-Shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect is a securities trading and clearing linked program between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between China and Hong Kong. Stock Connect is subject to daily quota limitations, which may restrict the Fund’s ability to invest in A-Shares through Stock Connect and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is in its early stages, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is currently unknown. Stock Connect is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact Stock Connect and/or the Fund’s investments through Stock Connect. There is no guarantee that all three exchanges will continue to support Stock Connect in the future.

The Fund’s investments in securities, including A-Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. Currently, the capital gain from disposal of A-Shares by foreign investors via Stock Connect is temporarily exempt from withholding income tax, but the dividends derived from A-Shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in A-Shares via Stock Connect could result in unexpected tax liabilities for the Fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in A-Shares by the Fund.

The Fund’s investment may potentially be subject to a value added tax under the law of the People’s Republic of China (“PRC”) at a rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for overseas investors in respect of their gains derived from trading of PRC securities via Stock Connect. Because there is no indication of how long the temporary exemption will remain in effect, the Fund may be subject to such value added tax in the future.

In addition, urban maintenance and construction taxes (currently at rates ranging from 1% to 7%), educational surcharges (currently at a rate of 3%) and local educational surcharges (currently at a rate of 2%) (collectively, the “Surtaxes”) are imposed based on value added tax liabilities. Thus, if the Fund is liable for a value added tax, it would also be required to pay the applicable Surtaxes.

The Fund may also be subject to stamp duty under PRC law. Stamp duty is a tax that generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-shares traded on stock exchanges in China. In the case of such contracts, stamp duty of 0.10% is currently imposed on sellers, but not on purchasers. The Fund would therefore be subject to PRC stamp duty upon the sale or transfer of China A-shares to another individual or institution.

In the event that the depositary of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the Fund may not be able to recover fully its losses from the depositary or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on Stock Connect in respect of eligible A-Shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through Stock Connect must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

21

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are relatively untested and there is no certainty as to how they will be applied. A-Shares purchased through Stock Connect are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that the Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of A-Shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the Fund may not be able to participate in corporate actions affecting A-Shares held through Stock Connect due to time constraints or for other operational reasons.

Trades on Stock Connect are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, the Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that the Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by an A-Share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the Fund holds 5% or more of the total shares of an A-Share issuer through its Stock Connect investments, its profits may be subject to these limitations. Any of the factors discussed above could have a negative impact on the Fund’s performance.

Investments in Hong Kong

In 1997, the United Kingdom handed over control of Hong Kong to China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020 China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but the decline in growth rates in China could limit Hong Kong’s future growth. In addition, if China exerts its authority so as to alter the economic, political or legal structures, or further alters the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on the Fund’s performance.

Investments in Taiwan

For decades, a state of hostility has existed between Taiwan and China, which could result in a military conflict. As an export-oriented economy, Taiwan depends on a free-trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan’s exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan’s exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, among other things, entering into free-trade agreements. The Taiwanese economy’s long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan’s diplomatic isolation. These and other factors could have a negative impact on the Fund’s performance.

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The following principal investment strategies and related risks apply to the Funds listed below.

•	Tradr 2X Long XLF Weekly ETF
•	Tradr 2X Long XLF Monthly ETF
•	Tradr 2X Long XLF Quarterly ETF

REAL ESTATE INVESTMENT TRUSTS (“Reits”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The following principal investment strategies and related risks apply to the Funds listed below.

•	Tradr 2X Long IBIT Weekly ETF
•	Tradr 2X Long IBIT Monthly ETF
•	Tradr 2X Long IBIT Quarterly ETF

Digital assets such as bitcoin were only introduced within the past 15 years, and the value of the Shares is subject to a number of factors over time relating to the capabilities and development of blockchain technologies, such as the recentness of their development, their dependence on the internet and other technologies, their dependence on the role played by users, developers and miners and the potential for malicious activity. For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares:

●   Digital asset networks, including the Bitcoin peer-to-peer network and associated blockchain ledger (the “Bitcoin blockchain” and together the “Bitcoin network”), and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks. Because bitcoin is a digital asset, the value of the Shares is subject to a number of factors relating to the fundamental investment characteristics of digital assets, including the fact that digital assets are bearer instruments and loss, theft, compromise, or destruction of the associated private keys could result in permanent loss of the asset.

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●   Digital assets, including bitcoin, are controllable only by the possessor of both the unique public key and private key or keys relating to the Bitcoin network address, or “wallet”, at which the digital asset is held. Private keys must be safeguarded and kept private in order to prevent a third-party from accessing the digital asset held in such wallet. The loss, theft, compromise or destruction of a private key required to access a digital asset may be irreversible. If a private key is lost, stolen, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the digital asset corresponding to that private key and the private key will not be capable of being restored by the digital asset network resulting in the total loss of the value of the digital asset linked to the private key.

●   Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the Bitcoin network, would affect the ability to transfer digital assets, including bitcoin, and, consequently, their value.

●   The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the Bitcoin network, could result in a “fork” in such network’s blockchain, including the Bitcoin blockchain, resulting in the operation of multiple separate networks.

●   Governance of the Bitcoin network is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of the Bitcoin network, which may stymie the Bitcoin network’s utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or martial sufficient effort to overcome any future problems on the Bitcoin network, especially long-term problems.

●   Over the past decade, bitcoin mining operations have evolved from individual users mining with computer processors, graphics processing units and first-generation application specific integrated circuit machines to “professionalized” mining operations using proprietary hardware or sophisticated machines. If the profit margins of bitcoin mining operations are not sufficiently high, including due to an increase in electricity costs or a decline in the market price of bitcoin, or if bitcoin mining operations are unable to arrange alternative sources of financing (e.g., if lenders refuse to make loans to such miners), bitcoin miners are more likely to immediately sell more bitcoins than they otherwise would, resulting in an increase in liquid supply of bitcoin, which would generally tend to reduce bitcoin’s market price.

●   To the extent that any miners cease to record transactions that do not include the payment of a transaction fee in solved blocks or do not record a transaction because the transaction fee is too low, such transactions will not be recorded on the Bitcoin blockchain until a block is mined by a miner who does not require the payment of transaction fees or is willing to accept a lower fee. Any widespread delays in the recording of transactions could result in a loss of confidence in a digital asset network.

●   Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage, or if electricity prices increase where the mining activities are performed.

●   Many digital asset networks, including the Bitcoin network, face significant scaling challenges and may periodically be upgraded with various features designed to increase the speed and throughput of digital asset transactions. These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to the Bitcoin network and to the value of bitcoin.

●   The open-source structure of many digital asset network protocols, such as the protocol for the Bitcoin network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. As a result, the developers and other contributors of a particular digital asset may lack a financial incentive to maintain or develop the network, or may lack the resources to adequately address emerging issues. Alternatively, some developers may be funded by companies whose interests are at odds with other participants in a particular digital asset network. A failure to properly monitor and upgrade the protocol of the Bitcoin network could damage that network.

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●   Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Bitcoin network or take the Trust’s bitcoin, which would adversely affect the value of the Shares. Moreover, functionality of the Bitcoin network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Shares.

Each of the Fund’s may also invest, to a lesser extent, in investments listed below than those identified as its principal investments.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

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Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Investment Company Shares

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolios. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

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Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short- term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Illiquid And Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that the Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

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Investment Restrictions

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Funds may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Funds may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Funds from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;
2.	Act as underwriter, except to the extent the Funds may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;
3.	Invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the Funds shall concentrate in the corresponding industry assigned to the Underlying Security as detailed in the table below.
Fund	Underlying Security
Tradr 2X Long SPY Weekly ETF	SPDR® S&P 500® ETF Trust
Tradr 2X Short SPY Weekly ETF
Tradr 2X Long SPY Monthly ETF
Tradr 2X Short SPY Monthly ETF
Tradr 2X Short SPY Quarterly ETF
Tradr 2X Short SPY Quarterly ETF
Tradr 2X Long QQQ Weekly ETF	Invesco QQQ TrustSM
Tradr 2X Short QQQ Weekly ETF
Tradr 2X Long QQQ Monthly ETF
Tradr 2X Short QQQ Monthly ETF
Tradr 2X Long QQQ Quarterly ETF
Tradr 2X Short QQQ Quarterly ETF
Tradr 2X Long SOXX Weekly ETF	iShares® Semiconductor ETF
Tradr 2X Short SOXX Weekly ETF
Tradr 2X Long SOXX Monthly ETF
Tradr 2X Short SOXX Monthly ETF
Tradr 2X Long SOXX Quarterly ETF
Tradr 2X Short SOXX Quarterly ETF
Tradr 2X Long FXI Weekly ETF	iShares® China Large-Cap ETF
Tradr 2X Long FXI Monthly ETF
Tradr 2X Long FXI Quarterly ETF
Tradr 2X Long IWM Weekly ETF	iShares® Russell 2000 ETF
Tradr 2X Long IWM Monthly ETF
Tradr 2X Long IWM Quarterly ETF

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Fund	Underlying Security
Tradr 2X Long TLT Weekly ETF	iShares® 20+ Year Treasury Bond ETF
Tradr 2X Long TLT Monthly ETF
Tradr 2X Short TLT Monthly ETF
Tradr 2X Long TLT Quarterly ETF
Tradr 2X Long XLK Weekly ETF	The Technology Select Sector SPDR® Fund
Tradr 2X Long XLK Monthly ETF
Tradr 2X Long XLK Quarterly ETF
Tradr 2X Long XLF Weekly ETF	The Financial Select Sector SPDR® Fund
Tradr 2X Long XLF Monthly ETF
Tradr 2X Long XLF Quarterly ETF
Tradr 2X Long XBI Weekly ETF	SPDR® S&P Biotech ETF
Tradr 2X Long XBI Monthly ETF
Tradr 2X Long XBI Quarterly ETF
Tradr 2X Long IBIT Weekly ETF	iShares® Bitcoin Trust
Tradr 2X Long IBIT Monthly ETF
Tradr 2X Long IBIT Quarterly ETF
Tradr 2X Long NVDA Weekly ETF	NVIDIA Corporation
Tradr 2X Short NVDA Weekly ETF
Tradr 2X Long NVDA Monthly ETF
Tradr 2X Short NVDA Monthly ETF
Tradr 2X Long NVDA Quarterly ETF
Tradr 2X Long TSLA Weekly ETF	Tesla Inc.
Tradr 2X Short TSLA Weekly ETF
Tradr 2X Long TSLA Monthly ETF
Tradr 2X Short TSLA Monthly ETF
Tradr 2X Long TSLA Quarterly ETF

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Funds may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);
5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Funds, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Funds’ net assets;
6.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Funds from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or

The Funds observe the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

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Management of the Fund

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (born 1957) Trustee	Since September 2013

Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).

			[ ]	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	[ ]	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	[ ]	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	[ ]	Investment Managers Series Trust III (includes 7 portfolios), a registered investment company; Source Capital, Inc., a closed-end investment company.

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustees:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); and Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	[ ]	Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund, each a closed-end investment company.
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	[ ]	None

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Joshua Gohr[b] (born 1988) Vice President	Since April 2024	Vice President (December 2020 – present), and Assistant Vice President (December 2018 – November 2020), Mutual Fund Administration, LLC.	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane J. Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management

(2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A
a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Mr. Gohr, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of [ ]series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to 20 other series in the Trust (collectively, the “AXS Funds”), which are offered in separate prospectuses. The AXS Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Effective January 19, 2023, Eric M. Banhazl, who served as a Trustee of the Trust from September 2013 to January 19, 2023, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

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Compensation

Effective January 1, 2024, each Independent Trustee receives a quarterly retainer of $26,000; $5,000 for each special in-person meeting attended, or any special meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with SEC exemptive relief or to address particularly complex matters or matters requiring review of significant materials in advance of the meeting; and $2,000 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Independent Trustees
	Thomas Knipper, Independent Trustee and Audit Committee Chair	Kathleen K. Shkuda, Independent Trustee	Larry D. Tashjian, Independent Trustee, Chairman	John P Zader, Independent Trustee Nominating Committee Chair
Tradr 2X Long SPY Weekly ETF	None	None	None	None
Tradr 2X Short SPY Weekly ETF	None	None	None	None
Tradr 2X Long SPY Monthly ETF	None	None	None	None
Tradr 2X Short SPY Monthly ETF	None	None	None	None
Tradr 2X Long SPY Quarterly ETF	None	None	None	None
Tradr 2X Short SPY Quarterly ETF	None	None	None	None
Tradr 2X Long QQQ Weekly ETF	None	None	None	None
Tradr 2X Short QQQ Weekly ETF	None	None	None	None
Tradr 2X Long QQQ Monthly ETF	None	None	None	None
Tradr 2X Short QQQ Monthly ETF	None	None	None	None
Tradr 2X Long QQQ Quarterly ETF	None	None	None	None
Tradr 2X Short QQQ Quarterly ETF	None	None	None	None
Tradr 2X Long SOXX Weekly ETF	None	None	None	None
Tradr 2X Short SOXX Weekly ETF	None	None	None	None
Tradr 2X Long SOXX Monthly ETF	None	None	None	None
Tradr 2X Short SOXX Monthly ETF	None	None	None	None
Tradr 2X Long SOXX Quarterly ETF	None	None	None	None
Tradr 2X Short SOXX Quarterly ETF	None	None	None	None
Tradr 2X Long FXI Weekly ETF	None	None	None	None
Tradr 2X Long FXI Monthly ETF	None	None	None	None
Tradr 2X Long FXI Quarterly ETF	None	None	None	None
Tradr 2X Long IWM Weekly ETF	None	None	None	None
Tradr 2X Long IWM Monthly ETF	None	None	None	None
Tradr 2X Long IWM Quarterly ETF	None	None	None	None
Tradr 2X Long TLT Weekly ETF	None	None	None	None
Tradr 2X Long TLT Monthly ETF	None	None	None	None
Tradr 2X Short TLT Monthly ETF	None	None	None	None
Tradr 2X Long TLT Quarterly ETF	None	None	None	None
Tradr 2X Long XLK Weekly ETF	None	None	None	None
Tradr 2X Long XLK Monthly ETF	None	None	None	None
Tradr 2X Long XLK Quarterly ETF	None	None	None	None
Tradr 2X Long XLF Weekly ETF	None	None	None	None
Tradr 2X Long XLF Monthly ETF	None	None	None	None
Tradr 2X Long XLF Quarterly ETF	None	None	None	None
Tradr 2X Long XBI Weekly ETF	None	None	None	None

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Independent Trustees
	Thomas Knipper, Independent Trustee and Audit Committee Chair	Kathleen K. Shkuda, Independent Trustee	Larry D. Tashjian, Independent Trustee, Chairman	John P Zader, Independent Trustee Nominating Committee Chair
Tradr 2X Long XBI Monthly ETF	None	None	None	None
Tradr 2X Long XBI Quarterly ETF	None	None	None	None
Tradr 2X Long IBIT Weekly ETF	None	None	None	None
Tradr 2X Long IBIT Monthly ETF	None	None	None	None
Tradr 2X Long IBIT Quarterly ETF	None	None	None	None
Tradr 2X Long NVDA Weekly ETF	None	None	None	None
Tradr 2X Short NVDA Weekly ETF	None	None	None	None
Tradr 2X Long NVDA Monthly ETF	None	None	None	None
Tradr 2X Short NVDA Monthly ETF	None	None	None	None
Tradr 2X Long NVDA Quarterly ETF	None	None	None	None
Tradr 2X Long TSLA Weekly ETF	None	None	None	None
Tradr 2X Short TSLA Weekly ETF	None	None	None	None
Tradr 2X Long TSLA Monthly ETF	None	None	None	None
Tradr 2X Short TSLA Monthly ETF	None	None	None	None
Tradr 2X Long TSLA Quarterly ETF	None	None	None	None

1	Estimated annual compensation for the first year.
2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AXS Funds which are offered in separate prospectuses. The Funds do not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
3	The Advisor, and not the Funds, pays the Independent Trustees’ compensation.

Mr. Gallagher and Ms. Ausili are not compensated for their services as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

As a Trustee Emeritus of the Trust, Mr. Banhazl does not receive any compensation from the Trust; however, he is entitled to reimbursement of expenses related to his attendance at any meetings of the Board of Trustees or its committees.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 (July 2019 for Mr. Gallagher and January 2023 for Ms. Ausili) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Ausili, Mr. Gallagher and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; as to Ms. Ausili and Mr. Gallagher, their positions with Mutual Fund Administration, LLC, and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

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•	Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.
•	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.
•	Mr. Zader has significant experience serving in senior executive positions at mutual fund administration service providers.
•	Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administration service providers.
•	Ms. Ausili has substantial experience serving in senior executive positions at mutual fund administration service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”).

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust. The Audit Committee is expected to meet twice a year with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee meets as necessary.

Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

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Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

As of the date of this SAI, none of the Trustees owned any shares of the Funds.

Control Persons, Principal Shareholders, and Management Ownership

As of the date of this SAI, the Fund is under the control of the Advisor, which had voting authority with respect to 100% of the outstanding shares in each Fund on such date. However, once a Fund commences investment operations and its shares are sold to the public, this control will be diluted. The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, ALPS Distributors, Inc., or any of their respective affiliates.

The Advisor

AXS Investments LLC (the “Advisor”), located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of each Fund’s investments. The Advisor also continuously monitors and maintains each Fund’s investment criteria and determines from time to time what securities may be purchased by the Funds. AXS Investments LLC is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

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In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid twice a month based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual fund operating expenses (exclusive of any (i) brokerage fees and commission, (ii) acquired fund fees and expenses, (iii) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (iv) leverage interest, (v) interest and dividend expense on securities sold short, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization, or (ix) extraordinary expenses such as litigation expenses) will not exceed the following:

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Fund	% of Fund’s average daily net assets
Tradr 2X Long SPY Weekly ETF
Tradr 2X Short SPY Weekly ETF
Tradr 2X Long SPY Monthly ETF
Tradr 2X Short SPY Monthly ETF
Tradr 2X Long SPY Quarterly ETF
Tradr 2X Short SPY Quarterly ETF
Tradr 2X Long QQQ Weekly ETF
Tradr 2X Short QQQ Weekly ETF
Tradr 2X Long QQQ Monthly ETF
Tradr 2X Short QQQ Monthly ETF
Tradr 2X Long QQQ Quarterly ETF
Tradr 2X Short QQQ Quarterly ETF
Tradr 2X Long SOXX Weekly ETF
Tradr 2X Short SOXX Weekly ETF
Tradr 2X Long SOXX Monthly ETF
Tradr 2X Short SOXX Monthly ETF
Tradr 2X Long SOXX Quarterly ETF
Tradr 2X Short SOXX Quarterly ETF
Tradr 2X Long FXI Weekly ETF
Tradr 2X Long FXI Monthly ETF
Tradr 2X Long FXI Quarterly ETF
Tradr 2X Long IWM Weekly ETF
Tradr 2X Long IWM Monthly ETF
Tradr 2X Long IWM Quarterly ETF
Tradr 2X Long TLT Weekly ETF
Tradr 2X Long TLT Monthly ETF
Tradr 2X Short TLT Monthly ETF
Tradr 2X Long TLT Quarterly ETF
Tradr 2X Long XLK Weekly ETF
Tradr 2X Long XLK Monthly ETF
Tradr 2X Long XLK Quarterly ETF
Tradr 2X Long XLF Weekly ETF
Tradr 2X Long XLF Monthly ETF
Tradr 2X Long XLF Quarterly ETF
Tradr 2X Long XBI Weekly ETF
Tradr 2X Long XBI Monthly ETF
Tradr 2X Long XBI Quarterly ETF
Tradr 2X Long IBIT Weekly ETF
Tradr 2X Long IBIT Monthly ETF
Tradr 2X Long IBIT Quarterly ETF
Tradr 2X Long NVDA Weekly ETF
Tradr 2X Short NVDA Weekly ETF
Tradr 2X Long NVDA Monthly ETF
Tradr 2X Short NVDA Monthly ETF
Tradr 2X Long NVDA Quarterly ETF
Tradr 2X Long TSLA Weekly ETF
Tradr 2X Short TSLA Weekly ETF
Tradr 2X Long TSLA Monthly ETF
Tradr 2X Short TSLA Monthly ETF
Tradr 2X Long TSLA Quarterly ETF

39

Each agreement is effective through [   ], 2025 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursement of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. All other reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or fund expenses.

Portfolio Managers

As of the date of this SAI, information on other accounts managed by the Funds’ portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Parker Binion
Travis Trampe
Donal Bishnoi

Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Parker Binion
Travis Trampe
Donal Bishnoi

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Funds and other accounts managed by a portfolio manager, the Advisor will proceed in a manner that ensures that the Funds will not be treated less favorably than the other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. [   ] are compensated by the Advisor. Each receives a fixed base salary and discretionary bonus. [   ] compensation arrangements are not determined on the basis of specific funds or accounts managed.

Ownership of the Fund by Portfolio Managers. As of the date of this SAI, none of the portfolio managers owned any shares of the Funds.

40

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Each Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on each Fund’s average daily net assets.

Transfer Agent. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ custodian. The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Funds. The fund accounting agent calculates each Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Independent Registered Public Accounting Firm. [   ], is the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Distributor and the Distribution Agreement

ALPS Distributors, Inc. is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated November 2, 2022, as amended (the “Distribution Agreement”), the Distributor acts as principal underwriter for the Fund’s Creation Units and distributes the Creation Units of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit.

The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

The Distributor may enter into agreements with securities dealers wishing to purchase Creation Units if such securities dealers qualify as Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below).

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The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to the Funds only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misconduct, gross negligence or fraud in the performance of such duties and obligations.

Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution-related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for AXS Esoterica NextG Economy ETF assets to be used for the payment for distribution services. The AXS Esoterica NextG Economy ETF may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. The Fund does not currently pay, and the Fund has no current intention to pay 12b-1 fees.

In the event 12b-1 fees are charged in the future, under the 12b-1 Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as such term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreement.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

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While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Advisor even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Funds with research, statistical and other services.

Holdings of Securities of the Funds’ Regular Brokers and Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. Any securities of any “regular brokers or dealers” held by the Fund during a fiscal year will be disclosed by the Fund after the end of such fiscal year.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes. Each Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

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Proxy Voting Policy

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Policies”) and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s Proxy Policies and Procedures and the Trust Policies. The Trust Policies and Advisor’s Policies are intended to serve as guidelines and to further the economic value of each security held by a Fund. The Trust’s CCO will review the Trust Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the respective Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, a Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-866-984-2510 and on the SEC’s web site at www.sec.gov.

Portfolio Holdings Information

The Trust's Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the applicable Exchange via the NSCC.

Greater than daily access to information concerning a Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

Each Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Funds’ portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

Determination of Net Asset Value

The NAVs of each Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

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The NAV is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding. The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. As the Valuation Designee, the Advisor is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account each Fund’s investments, significant changes in a Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is subject to the general oversight of the Board.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor’s procedures, which have been approved by the Board. The Advisor will periodically test the appropriateness and accuracy of the fair value methodologies that have been selected for the Fund. The Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Advisor, in good faith, deems appropriate to reflect as their fair value.

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BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

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PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” either principally in-kind for securities designated by the Fund together with the deposit of a specified cash payment or in cash for the value of such securities. The NAV of a Fund’s shares is determined once each Business Day (defined below), as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

Purchase (Creation)

The Trust issues and sells shares of a Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). A Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business. Notwithstanding the foregoing, the Trust may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market close (in the event the exchange on which the relevant Fund’s Shares are listed closes early).

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of the Deposit Securities and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Cash and the Cash Component. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of a Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to corporate action events and adjustments to the weighting or composition of a Fund’s portfolio.

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The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of changes to a Fund’s portfolio.

Cash Purchase Method

The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (defined below) and any other applicable fees, taxes, and additional variable charge. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares of a Fund directly from a Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, a Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the applicable cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by the required time with the Custodian on the Settlement Date:

Fund	Time
Tradr 2X Long SPY Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Short SPY Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long SPY Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Short SPY Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long SPY Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Short SPY Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long QQQ Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Short QQQ Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long QQQ Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Short QQQ Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long QQQ Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Short QQQ Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long SOXX Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Short SOXX Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long SOXX Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Short SOXX Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long SOXX Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Short SOXX Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long FXI Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long FXI Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long FXI Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long IWM Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long IWM Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long IWM Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long TLT Weekly ETF	3:00 p.m. Eastern time

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Fund	Time
Tradr 2X Long TLT Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Short TLT Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long TLT Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long XLK Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long XLK Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long XLK Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long XLF Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long XLF Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long XLF Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long XBI Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long XBI Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long XBI Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long IBIT Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long IBIT Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long IBIT Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long NVDA Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Short NVDA Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long NVDA Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Short NVDA Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long NVDA Quarterly ETF	3:00 p.m. Eastern time
Tradr 2X Long TSLA Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Short TSLA Weekly ETF	3:00 p.m. Eastern time
Tradr 2X Long TSLA Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Short TSLA Monthly ETF	3:00 p.m. Eastern time
Tradr 2X Long TSLA Quarterly ETF	3:00 p.m. Eastern time

If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by the required time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. However, a Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to a Fund for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

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Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for each Fund is listed below, regardless of the number of Creation Units created in the transaction. The Funds may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

Fund	Creation Transaction Fee
Tradr 2X Long SPY Weekly ETF
Tradr 2X Short SPY Weekly ETF
Tradr 2X Long SPY Monthly ETF
Tradr 2X Short SPY Monthly ETF
Tradr 2X Long SPY Quarterly ETF
Tradr 2X Short SPY Quarterly ETF
Tradr 2X Long QQQ Weekly ETF
Tradr 2X Short QQQ Weekly ETF
Tradr 2X Long QQQ Monthly ETF
Tradr 2X Short QQQ Monthly ETF
Tradr 2X Long QQQ Quarterly ETF
Tradr 2X Short QQQ Quarterly ETF
Tradr 2X Long SOXX Weekly ETF
Tradr 2X Short SOXX Weekly ETF
Tradr 2X Long SOXX Monthly ETF
Tradr 2X Short SOXX Monthly ETF
Tradr 2X Long SOXX Quarterly ETF
Tradr 2X Short SOXX Quarterly ETF
Tradr 2X Long FXI Weekly ETF
Tradr 2X Long FXI Monthly ETF
Tradr 2X Long FXI Quarterly ETF
Tradr 2X Long IWM Weekly ETF
Tradr 2X Long IWM Monthly ETF
Tradr 2X Long IWM Quarterly ETF
Tradr 2X Long TLT Weekly ETF
Tradr 2X Long TLT Monthly ETF
Tradr 2X Short TLT Monthly ETF
Tradr 2X Long TLT Quarterly ETF
Tradr 2X Long XLK Weekly ETF
Tradr 2X Long XLK Monthly ETF
Tradr 2X Long XLK Quarterly ETF
Tradr 2X Long XLF Weekly ETF
Tradr 2X Long XLF Monthly ETF
Tradr 2X Long XLF Quarterly ETF
Tradr 2X Long XBI Weekly ETF
Tradr 2X Long XBI Monthly ETF
Tradr 2X Long XBI Quarterly ETF
Tradr 2X Long IBIT Weekly ETF
Tradr 2X Long IBIT Monthly ETF
Tradr 2X Long IBIT Quarterly ETF
Tradr 2X Long NVDA Weekly ETF
Tradr 2X Short NVDA Weekly ETF
Tradr 2X Long NVDA Monthly ETF
Tradr 2X Short NVDA Monthly ETF
Tradr 2X Long NVDA Quarterly ETF
Tradr 2X Long TSLA Weekly ETF
Tradr 2X Short TSLA Weekly ETF
Tradr 2X Long TSLA Monthly ETF
Tradr 2X Short TSLA Monthly ETF
Tradr 2X Long TSLA Quarterly ETF

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In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Funds may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because each Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund's shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption

Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of a Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by a Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

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Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares of a Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

Cash Redemption Method

Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of a Fund, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Redemption Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). Currently, the transaction fee for the redemption of Creation Units for the each of the Funds is listed below. Each Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Fund	Redemption Transaction Fee
Tradr 2X Long SPY Weekly ETF
Tradr 2X Short SPY Weekly ETF
Tradr 2X Long SPY Monthly ETF
Tradr 2X Short SPY Monthly ETF
Tradr 2X Long SPY Quarterly ETF
Tradr 2X Short SPY Quarterly ETF
Tradr 2X Long QQQ Weekly ETF
Tradr 2X Short QQQ Weekly ETF
Tradr 2X Long QQQ Monthly ETF
Tradr 2X Short QQQ Monthly ETF
Tradr 2X Long QQQ Quarterly ETF
Tradr 2X Short QQQ Quarterly ETF
Tradr 2X Long SOXX Weekly ETF
Tradr 2X Short SOXX Weekly ETF
Tradr 2X Long SOXX Monthly ETF
Tradr 2X Short SOXX Monthly ETF
Tradr 2X Long SOXX Quarterly ETF
Tradr 2X Short SOXX Quarterly ETF
Tradr 2X Long FXI Weekly ETF
Tradr 2X Long FXI Monthly ETF
Tradr 2X Long FXI Quarterly ETF
Tradr 2X Long IWM Weekly ETF
Tradr 2X Long IWM Monthly ETF
Tradr 2X Long IWM Quarterly ETF
Tradr 2X Long TLT Weekly ETF
Tradr 2X Long TLT Monthly ETF
Tradr 2X Short TLT Monthly ETF

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Fund	Redemption Transaction Fee
Tradr 2X Long TLT Quarterly ETF
Tradr 2X Long XLK Weekly ETF
Tradr 2X Long XLK Monthly ETF
Tradr 2X Long XLK Quarterly ETF
Tradr 2X Long XLF Weekly ETF
Tradr 2X Long XLF Monthly ETF
Tradr 2X Long XLF Quarterly ETF
Tradr 2X Long XBI Weekly ETF
Tradr 2X Long XBI Monthly ETF
Tradr 2X Long XBI Quarterly ETF
Tradr 2X Long IBIT Weekly ETF
Tradr 2X Long IBIT Monthly ETF
Tradr 2X Long IBIT Quarterly ETF
Tradr 2X Long NVDA Weekly ETF
Tradr 2X Short NVDA Weekly ETF
Tradr 2X Long NVDA Monthly ETF
Tradr 2X Short NVDA Monthly ETF
Tradr 2X Long NVDA Quarterly ETF
Tradr 2X Long TSLA Weekly ETF
Tradr 2X Short TSLA Weekly ETF
Tradr 2X Long TSLA Monthly ETF
Tradr 2X Short TSLA Monthly ETF
Tradr 2X Long TSLA Quarterly ETF

In addition, a variable fee, payable to a Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. A Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Redemption Securities to the account of the Trust. The non-standard charges are payable to a Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Redemption Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

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Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of a Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of a Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of a Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

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Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of a Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of a Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for a Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the applicable Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Funds and their shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund intend to elect to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Funds’ income, diversification of the Funds’ assets and timing of Fund distributions. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (collectively, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by a Fund after the close of its taxable year that are treated as made during such taxable year). The application of these requirements to certain investments (including swaps) that may be that may be entered into by the Funds is unclear.

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As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. A Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Funds’ policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a Fund’s failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income by a Fund, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

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A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Fund’s Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, a Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains of a Fund are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

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Distributions by a Fund in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A sale of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a sale may be disallowed under certain wash sale rules to the extent shares of a Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

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Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the shares included in the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of a Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of that Fund and if, pursuant to Section 351 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures and swaps, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, a Fund’s distributions of net short-term capital gain are generally taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

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If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders of a Fund who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by a Fund that is deemed, under the Code, to be U.S. source income in the hands of a Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

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Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and future contracts relating to foreign currency, foreign currency forward currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

A Fund may purchase the securities of certain foreign entities treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which a Fund may invest in some countries. If a Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on a Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. Each Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the equity interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes are held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to a Fund, in which case a Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. Such a Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. Each Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

In addition, if a Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity’s deferred income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

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Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income, if any, are declared and paid annually by the Funds. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of a Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

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A Fund will make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

General Information

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Funds represents an interest in the Funds proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

Each share of a series represents an equal proportionate interest in that series with each other share of that series.

The shares of each series participate equally in the earnings, dividends and assets of the particular series. Expenses of the Trust which are not attributable to a specific series are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

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The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ shareholders. Unless each series is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Advisor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds.

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Financial Statements

As the Funds have recently commenced operations, there are no financial statements available at this time. Shareholders of the Funds will be informed of the Funds’ progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

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Appendix A
Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

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Ca An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

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Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on Fund employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

INVESTMENT MANAGERS SERIES TRUST II

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of the Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of the Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to the Fund’s sub-advisor.

The Trust hereby designates the Advisor of the Fund as the entity responsible for exercising proxy voting authority with regard to securities held in a Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If the Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of the Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to the Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

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AXS INVESTMENTS LLC

PROXY VOTING POLICIES AND PROCEDURES

A.	PURPOSE AND GENERAL STATEMENT

The purpose of these proxy voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which AXS votes with respect to securities held in Fund portfolios for which AXS exercises voting authority (generally where AXS has not delegated proxy voting discretion to the Fund’s subadviser). For purposes of this Policy, a “Vote” includes any proxy and any shareholder vote or consent for any security held by a client account for which AXS exercises voting authority.

This Policy been designed to help ensure that Votes are voted in the best interests of the applicable Fund in accordance with AXS’s fiduciary duties and Rule 206(4)-6 under the Act.

B.	POLICY

Votes must be cast in the best interests of the Fund. AXS’s guiding principle in this regard is that it is generally in the best interest of the client to cast Votes in a manner designed to maximize the economic value of the Fund’s holdings, taking into account the Fund’s investment goals and objectives (as set forth in its current registration statement) and all other relevant circumstances at the time of the vote. AXS does not permit voting decisions to be influenced in any manner that is contrary to this principle. AXS recognizes that, in rare instances, the interest of one Fund with respect to a Vote may conflict with the interests of AXS or another Fund. Any conflicts of interest relating to the casting of Votes, regardless of whether actual or perceived, will be addressed in accordance with this Policy.

It is AXS’s general policy to vote or give consent on all matters presented to shareholders in any Vote, and these policies and procedures have been designed with this in mind. However, AXS reserves the right to abstain from any particular Vote or otherwise withhold its Vote or consent on any matter if, in the judgement of AXS’s CCO or the relevant AXS investment professional, the costs associated with voting such Vote outweigh the benefits to the applicable Fund, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Fund.

C.	GUIDELINES

The voting guidelines below summarize AXS’s general positions on various common issues, and provides a general indication of how Fund portfolio securities for which AXS has voting discretion will be voted on proposals dealing with particular issues.

These voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when AXS does not cast Fund Votes in strict adherence to these guidelines.

1.	Management Proposals

The majority of matters presented to shareholders are proposals made by an issuer’s management, which have usually been approved and recommended by the issuer’s board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices), AXS will typically vote in accordance with the recommendation of the company’s management; unless, in AXS’s opinion, such recommendation is not in the best interests of the Fund.

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Generally, in the absence of any unusual or non-routine circumstances, the AXS supports the following items:

•	Ratification of appointment of independent auditors;
•	General updating/corrective amendments to charter;
•	Increase in common share authorization for a stock split or share dividend;
•	Stock option plans that are incentive based and not excessive; and
•	Regular, uncontested elections of directors and payment of fees (unless such fees exceed market standards).

Non-routine matters may involve a variety of issues. Therefore, AXS will typically cast Votes on non-routine matters on a case-by-case basis, in each case casting Votes in a manner that AXS believes is in the best interests of the applicable client based on the considerations described above. The following will typically be considered “non-routine” matters requiring case-by-case analysis:

•	Directors’ liability and indemnity proposals;
•	Executive compensation plans;
•	Contested elections of directors;
•	Mergers, acquisitions, and other restructurings submitted to a shareholder vote;
•	Anti-takeover and related provisions.

AXS will generally Vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

2.	Shareholder Proposals

In general, AXS casts Votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, AXS will support shareholder proposals that it believes are in the best interests of the Fund based on the considerations described above. In addition:

Generally, shareholder proposals related to the following items are supported:

•	Confidential voting;
•	Declassifying a board, absent special circumstances indicating that shareholder interests would be better served by a classified board structure;
•	Requiring director nominees to receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.
•	Bylaw and charter amendments only with shareholder approval;
•	Eliminating supermajority vote requirements in the company’s bylaws and charter documents; and
•	Requiring a majority of independent directors on a board.

Generally, shareholder proposals related to the following items are not supported:

•	Limitations on the tenure of directors;
•	Cumulative voting;
•	Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact; and
•	Reports that are costly to provide or expenditures that are of a non-business in nature or would provide no pertinent information from a shareholder perspective.

D.	CONFLICTS OF INTEREST

Due to the nature of AXS’s business and its ownership, AXS believes it is unlikely that conflicts of interest will arise when casting Votes. The Fund’s investment team, however, is responsible for monitoring Votes for any actual or perceived conflicts of interest. If at any time any Supervised Person becomes aware of any potential, actual, or perceived conflict of interest regarding any particular Vote(s) to be case, he or she is required to contact AXS’s CCO immediately, who will review the Vote(s) in advance to ensure that AXS proposed Vote(s) is consistent with this Policy and AXS’s duties to the applicable Fund.

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If a conflict of interest is evident, the CCO will:

•	advise IMST II’s Chief Compliance Officer (or other relevant IMST II officer) of the conflict in advance of casting the Vote;
•	use his or her best judgement to address the conflict and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Fund.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties (such as prosy voting services) may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants, or professionals.

E.	VOTING PROCEDURES

All AXS personnel are responsible for promptly forwarding all proxy materials, consents or voting requests or notices, or materials related thereto, to the CCO and to the applicable investment professional(s) primarily responsible for managing the applicable Fund’s portfolio. The CCO shall be responsible for ensuring that each Vote is voted in a timely manner and as otherwise required by the terms of such Vote.

All Voting decisions initially are to be referred to the appropriate investment professional for determination. In most cases, the most senior Portfolio Manager of the applicable Fund, or his or her designee, will make the decision as to the appropriate vote for any particular Vote.

The Portfolio Manager will inform the CCO of any such Voting decision, and if the CCO does not object to such decision as a result of his or her conflict of interest review, the Vote will be voted in such manner. If the Portfolio Manager and the CCO are unable to arrive at an agreement as to how to vote, then the CCO may consult with independent third-parties (including a proxy voting service) as to the appropriate vote.

F.	RECORDKEEPING

In accordance with Rule 204-2 under the Act, AXS must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund/client securities; (iii) records of its votes on behalf of the Fund; (iv) records of Fund requests for proxy voting information; and (v) any documents prepared by AXS that were material to making a decision how to vote, or that memorialized the basis for the decision. AXS may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), and may rely on proxy statements and records of its votes cast that are maintained by a proxy voting service provider.

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PART C: OTHER INFORMATION

TRADR ETFs

ITEM 28. EXHIBITS

(a)	(1)		Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 380 on Form N-1A filed with the Commission on February 24, 2023.

	(2)		Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

	(3)		Certificate of Designation of the TRADR ETFs – filed herewith.

(b)			Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 380 filed with the Commission on February 24, 2023.

(c)			Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(d)			Investment Advisory Agreement between the Trust and AXS Investments LLC – to be filed by amendment

(e)	(1)		ETF Distribution Agreement between the Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 375 filed with the Commission on December 29, 2022.

		(i)	Amendment to the ETF Distribution is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 381 filed with the Commission on February 24, 2023.

	(2)		Form of Authorized Participation Agreement – to be filed by amendment.

(f)			Bonus or Profit Sharing Contracts is not applicable.

(g)			Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH & Co.”) is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

(h)	Other Material Contracts

(1)	Form of Administrative Agency Agreement between the Registrant and BBH & Co. is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

	(2)	Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

(i)		Opinion and Consent of Legal Counsel – to be filed by amendment.

(j)		Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(k)		Not applicable.

(l)		Form of Initial Subscription Agreement – to be filed by amendment.

(m)		Rule 12b-1 Plan for ETFs – to be filed by amendment.

(n)		Rule 18f-3 Plan – Not Applicable.

(o)		Powers of Attorney for Larry D. Tashjian, Thomas Knipper, Kathleen K. Shkuda, John P. Zader, Terrance Gallagher and Joy Ausili is incorporated herein by reference to Exhibit (o) of Post-Effective Amendment No. 377 filed with the Commission on January 26, 2023.

(p)		Code of Ethics

	(1)	Code of Ethics of the Trust is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 337 filed with the Commission on July 26, 2022.

	(2)	Code of Ethics of AXS Investments LLC is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 197 filed with the Commission on October 18, 2019.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30. INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and ALPS Distributors, Inc. (the “Distributor”), except to the extent of direct losses finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence, willful misconduct or fraud of Distributor in the performance of Distributor’s duties, obligations, representations, warranties or indemnities under the Distribution Agreement or an Authorized Participant Agreement, the Trust has agreed to indemnify, defend and hold harmless Distributor Associates from and against losses (including legal fees and costs to enforce the indemnity) that Distributor Associates suffer, incur, or pay as a result of any third-party claim or claim among the parties arising out of the subject matter of or otherwise in any way related to the Distribution Agreement or an Authorized Participant Agreement (“Claims”), including but not limited to: (i) all actions taken by Distributor or Distributor Associates that are necessary to provide the services under the Distribution Agreement and/or an Authorized Participant Agreement, or in reliance upon any instructions, information, or requests, whether oral, written or electronic, received from the Trust or its officers; or (ii) any Claims that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Trust and/or the Trust’s investment adviser or other information filed or made public by the Trust (as from time to time amended) include an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the 1933 Act, the 1940 Act, or any other statute, regulation, self-regulatory organization rule or applicable common law.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32. Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

abrdn ETFs Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Brandes Investment Trust

Bridge Builder Trust

Cambria ETF Trust

Centre Funds

CION Ares Diversified Credit Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

CRM Mutual Fund Trust

DBX ETF Trust

Emerge ETF Trust

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

FS Credit Income Fund

FS Energy Total Return Fund

FS Multi-Alternative Income Fund

FS Series Trust

FS MVP Private Markets Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

IndexIQ Active ETF Trust

IndexIQ ETF Trust

Investment Managers Series Trust II (AXS-Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

SPDR® Dow Jones Industrial Average ETF Trust

SPDR® S&P 500 ETF Trust

SPDR® S&P MidCap 400 ETF Trust

Sprott Funds Trust

Stone Ridge Longevity Risk Premium Fixed Income Trust

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust IV

Stone Ridge Trust V

Stone Ridge Trust VIII

The Arbitrage Funds

Themes ETF Trust

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)	To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Co-Administrator	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Advisor	AXS Investments LLC 181 Westchester Avenue Port Chester, New York 10573
Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203

ITEM 34. MANAGEMENT SERVICES

Not applicable

ITEM 35. UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 16th day of May, 2024.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Terrance Gallagher
Terrance Gallagher, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 16th day of May, 2024, by the following persons in the capacities set forth below.

Signature	Title

†
Thomas Knipper	Trustee

†
Kathleen K. Shkuda	Trustee

†
Larry D. Tashjian	Trustee

†
John P. Zader	Trustee

†
Joy Ausili	Trustee

/s/ Terrance P. Gallagher
Terrence P. Gallagher	Trustee, President and Principal Executive Officer

/s/ Rita Dam
Rita Dam	Treasurer, Principal Accounting Officer and Principal Financial Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously with Post-Effective Amendment No. 377 filed on January 26, 2023.

Exhibit Index

Exhibits	Exhibit No.
Certificate of Designation – TRADR ETFs	EX99.28(a)(3)